UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Helix BioMedix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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♦, 2012

Dear Stockholder:

The Board of Directors and management of Helix BioMedix, Inc. cordially invite you to attend the special meeting of stockholders of Helix BioMedix, Inc., which will be held on ♦, 2012 at ♦ a.m. local time at ♦.

The enclosed notice of the special meeting and proxy statement describe the matters to be acted upon by Helix BioMedix stockholders at the special meeting.

Your vote is very important.  Therefore, whether or not you plan to attend the special meeting in person, please complete, sign, date and return the enclosed proxy card, in the return-addressed envelope provided, to American Stock Transfer and Trust Company, Attn.: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219-9821, or vote by telephone or via the internet pursuant to the instructions on the proxy card.  If you attend the meeting and wish to vote in person, you may do so even though you have previously voted.

Sincerely,

R. STEPHEN BEATTY President and Chief Executive Officer

HELIX BIOMEDIX, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be held on ♦, 2012
♦ a.m. local time

Notice is hereby given that a special meeting of stockholders of Helix BioMedix, Inc., a Delaware corporation, will be held on ♦, 2012 at ♦ a.m. local time at ♦ (the “Meeting”) for the following purpose:

To consider and vote upon a proposal to amend our Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) to effect a 1-for-300 reverse stock split (the “Reverse Stock Split”) of our common stock, par value $0.001 per share (the “Common Stock”), which, if approved, would enable us to suspend our periodic reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and thereby forego many of the expenses associated with operating as a public reporting company.  A copy of the proposed amendment to the Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex A to the proxy statement.

As a result of this proposed amendment:

•
each share of Common Stock held of record by a stockholder owning fewer than 300 shares immediately prior to the effective time of the Reverse Stock Split (the “Cashed-Out Stockholders”) will be converted into the right to receive $0.60 in cash per pre-split share of Common Stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest; and

•
stockholders that hold at least one share of Common Stock after the Reverse Stock Split will continue as our stockholders (the “Continuing Stockholders”), and to the extent the amount of shares owned by such Continuing Stockholders following the Reverse Stock Split is not equally divisible by 300, any resulting fractional shares will remain as fractional shares and such Continuing Stockholders will not be entitled to receive any cash payment.

For example:

•
if a stockholder held of record 299 shares of our Common Stock immediately prior to the effective time of the Reverse Stock Split, such shares would be converted into the right to receive an aggregate of $179.40 on a pre-split basis as a result of the Reverse Stock Split, subject to any applicable U.S. federal, state and local withholding tax, and without interest;

•
if a stockholder held of record 300 shares of our Common Stock immediately prior to the effective time of the Reverse Stock Split, such stockholder would continue as a Continuing Stockholder and would hold of record one share of our Common Stock as a result of the Reverse Stock Split; and

•
if a stockholder held of record 301 shares of our Common Stock immediately prior to the effective time of the Reverse Stock Split, such stockholder would continue as a Continuing Stockholder and would hold of record one whole share of our Common Stock and 1/300 fractional share of our Common Stock as a result of the Reverse Stock Split and would not be entitled to receive any cash payment.

After careful consideration of several factors, our Board of Directors (the “Board”) and a special committee of the Board, which was established to evaluate and review the transaction (the “Special Committee”), concluded that the costs associated with our being a public reporting company are not justified by the benefits.  The Special Committee and the Board determined that the $0.60 per share price to be paid to the Cashed-Out Stockholders for shares of Common Stock that are cashed-out as a result of the Reverse Stock Split represents fair value for our Common Stock.  The Special Committee and the Board based this determination upon, among other things, the fairness opinion of Cascadia Capital, LLC, an independent valuation firm.

The Special Committee and the Board fully considered and reviewed the terms, purposes, alternatives and effects of the proposed Reverse Stock Split.  Based on this review and on the recommendation of the Special Committee, the Board unanimously determined that the Reverse Stock Split is procedurally and substantively fair to our affiliated and unaffiliated stockholders, including the Cashed-Out Stockholders and Continuing Stockholders.

Notwithstanding the foregoing, the Board has reserved the right to abandon the Reverse Stock Split if it believes the Reverse Stock Split is no longer in our best interests, and the Board has retained authority, in its discretion, to withdraw the Reverse Stock Split from the agenda of the Meeting prior to any vote. In addition, even if the Reverse Stock Split is approved by stockholders at the Meeting, the Board may determine not to implement the Reverse Stock Split if it subsequently determines that the Reverse Stock Split is not in our best interests.

Stockholders of record at the close of business on ♦, 2012 are entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof.  Stockholders are cordially invited to attend the Meeting in person.  For ten days prior to and throughout the Meeting, a complete list of the stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose relating to the Meeting during ordinary business hours at the offices of Helix BioMedix, Inc. at the address set forth below.

By Order of the Board of Directors,

R. STEPHEN BEATTY President and Chief Executive Officer

Helix BioMedix, Inc.
22121 17th Avenue S.E., Suite 112
Bothell, Washington 98021

♦, 2012

IMPORTANT: Please fill in, date, sign and return the enclosed proxy in the return-addressed envelope to ensure that your shares are represented at the Meeting. If you attend the Meeting, you may vote in person, if you wish to do so, even though you have previously voted. Return proxies to American Stock Transfer and Trust Company, Attn.: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219-9821.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS DOCUMENT OR RELATED SCHEDULE 13E-3, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on ♦, 2012:
This Proxy Statement is available at
https://materials.proxyvote.com/423287

TABLE OF CONTENTS

Page

SUMMARY TERM SHEET	1
The Reverse Stock Split	1
Purposes of and Reasons for the Reverse Stock Split	2
Fairness of the Reverse Stock Split	2
Disadvantages of the Reverse Stock Split	3
Recommendation of the Special Committee and Approval of the Board	4
Voting Information	5
Effects of the Reverse Stock Split	5
Opinion of Advisor to the Special Committee	6
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split	6
Source and Amount of Funds and Expenses	6
Effectiveness of the Reverse Stock Split	6
Termination of Reverse Stock Split	6
No Appraisal or Dissenters’ Rights	6

QUESTIONS AND ANSWERS ABOUT THE REVERSE STOCK SPLIT AND THE MEETING	7
Where and when is the Meeting?	7
What am I being asked to vote on at the Meeting?	7
How does the Board recommend that I vote on the proposal?	7
How will the Reverse Stock Split affect our day-to-day operations?	7
How did the Special Committee and Board determine the Reverse Stock Split ratio of 1-for-300?	7
What potential conflicts of interest are posed by the Reverse Stock Split?	7
What if I hold fewer than 300 shares of Common Stock and hold all of my shares in street name?	8
What happens if I own a total of 300 or more shares of Common Stock beneficially through multiple brokerage firms in street name, or through a combination of record ownership in my name and one or more brokerage firms in street name?	8
If I am a Cashed-Out Stockholder, will I have to pay a service charge or brokerage commission in connection with the Reverse Stock Split?	8
If I own fewer than 300 shares of Common Stock, is there any way I can continue to be a stockholder after the Reverse Stock Split?	8
Is there anything I can do if I own 300 or more shares of Common Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse Stock Split?	8
Who is entitled to vote at the Meeting?	8
How many shares were outstanding on the Record Date?	9
What is a “quorum” for purposes of the Meeting?	9
What vote is required to approve the proposal?	9
What is a “broker non-vote”?	9
How are abstentions counted?	9
What will happen if the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is approved by our stockholders?	9
What will happen if the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is not approved?	9
If the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is approved by the stockholders, can the Board determine not to proceed with the Reverse Stock Split?	10
Should I send in my stock certificates now?	10
What is the total cost of the Reverse Stock Split to Helix?	10
How do I vote?	10
Can I change my vote?	10
What does it mean if I receive more than one proxy card?	10
Who are the filing persons?	11
Who can help answer my questions?	11

SPECIAL FACTORS	12
Background of the Reverse Stock Split	12
Purposes of and Reasons for the Reverse Stock Split	13
Fairness of the Reverse Stock Split	15
Alternatives Considered	18
Recommendation of the Special Committee and Approval of the Board	19
Voting Information	19

Effects of the Reverse Stock Split	19
Opinion of Cascadia Capital	24
Conduct of Our Business After the Reverse Stock Split	31
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split	31
Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons	34
Sources and Amounts of Funds and Expenses	36
Effective Time	36
Termination of Reverse Stock Split	37
Process for Payment for Fractional Shares Held by Cashed-Out Stockholders	37
No Appraisal or Dissenters’ Rights	38
Escheat Laws	38
Regulatory Approvals	38
Litigation	38

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	39

INFORMATION ABOUT THE COMPANY	39

Name and Address	39
Securities	39
Market Price of Common Stock	39
Dividends	40
Prior Public Offerings	40
Stock Purchases	40
Certain Information Concerning Us, Our Directors and Executive Officers and Other Affiliates	40
Security Ownership of Certain Beneficial Owners and Management	42
Certain Relationships and Related Transactions	43

INFORMATION ABOUT THE MEETING	44
Record Date and Outstanding Shares	44
Proxies and Solicitation of Proxies	44
Stockholders of Record and “Street Name” Holders	45
Voting Procedures	45
Revocability of Proxies	45
Effect of Not Submitting a Proxy Card; Broker Non-Votes	45
Quorum and Voting	46

FINANCIAL INFORMATION	47
Summary Historical Financial Information	47
Pro Forma Financial Statements (Unaudited)	49

STOCKHOLDER COMMUNICATION AND PROXY PROPOSALS	52

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	52

WHERE YOU CAN FIND MORE INFORMATION	52

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	53

OTHER BUSINESS	53

Annex A – Form of Certificate of Amendment to the Certificate of Incorporation

Annex B – Opinion of Cascadia Capital, LLC dated August 16, 2012

Annex C – Presentation of Cascadia Capital, LLC dated August 16, 2012

Annex D – Annual Report on Form 10-K for the year ended December 31, 2011

Annex E – Quarterly Report on Form 10-Q for the quarter ended September 30, 2012

PRELIMINARY COPY, SUBJECT TO COMPLETION,
DATED NOVEMBER 14, 2012

PROXY STATEMENT

This proxy statement is furnished to the stockholders of Helix BioMedix, Inc. in connection with the solicitation by the Board of proxies for use at the Meeting and at any and all adjournments or postponements thereof. This proxy statement and the accompanying form of proxy initially will be mailed or made available electronically to stockholders on or about ♦, 2012.

SUMMARY TERM SHEET

The following summary term sheet, together with the Questions and Answers section that follows this summary term sheet, highlights certain information about the proposed Reverse Stock Split, but may not contain all of the information that is important to you.  For a more complete description of the Reverse Stock Split, we urge you to carefully read this proxy statement and its annexes before you vote.  For your convenience, we have directed your attention to the location in this proxy statement where you can find a more complete discussion of the items listed below.

As used in this proxy statement, “Helix,” “we,” “our” and “us” refer to Helix BioMedix, Inc.  In addition, we refer to our directors, executive officers and stockholders who own more than 10% of our outstanding Common Stock as our “affiliates,” and those stockholders who are not directors, executive officers or 10% stockholders we refer to in this proxy statement as our “unaffiliated stockholders.”

The Reverse Stock Split is part of a plan to make Helix a non-reporting company, and is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended and, if completed, will enable us, to suspend our obligation to file periodic reports with the Securities and Exchange Commission (the “SEC”).  In connection with the Reverse Stock Split, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

The Reverse Stock Split

•	After consideration of numerous factors, including the recommendation of the Special Committee, the Board has reviewed, recommended and authorized the Reverse Stock Split.

•	As a result of the Reverse Stock Split:

o
each share of Common Stock held of record by a Cashed-Out Stockholder immediately prior to the effective time of the Reverse Stock Split will be converted into the right to receive $0.60 in cash per pre-split share of Common Stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest; and

o
stockholders that hold at least one share of Common Stock after the Reverse Stock Split will continue as Continuing Stockholders, and any resulting fractional shares owned by such Continuing Stockholders following the Reverse Stock Split will remain outstanding as fractional shares and such Continuing Stockholders will not be entitled to receive any cash payment.

•
At the Meeting, stockholders are being asked to consider and vote upon a proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.  A copy of the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex A to this proxy statement.

•
We anticipate that the Reverse Stock Split itself will have very little effect on our business and operations and that ultimately it will eliminate costs associated with our reporting obligations under the Exchange Act, reduce management time spent on compliance and disclosure matters attributable to our Exchange Act filings, and therefore enable management to increase its focus on managing our business and growing stockholder value. We anticipate that our Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split, but there can be no assurance of any trading in, or market for, our Common Stock following the Reverse Stock Split. While we will no longer be under a legal obligation to file financial or other reports with the SEC, we intend to maintain communications with our Continuing Stockholders.  We plan to make available our audited financial statements as well as to provide periodic interim financial updates to Continuing Stockholders.

•
The Board has reserved the right to abandon the Reverse Stock Split if it believes the Reverse Stock Split is no longer in our best interests, if, for example, there is any change in the number of our shares that will be exchanged for cash in connection with the Reverse Stock Split that would increase the anticipated cost and expense of the Reverse Stock Split, and the Board has retained authority, in its discretion, to withdraw the Reverse Stock Split from the agenda of the Meeting prior to any vote. In addition, even if the Reverse Stock Split is approved by stockholders at the Meeting, the Board may determine not to implement the Reverse Stock Split if it subsequently determines that the Reverse Stock Split is not in our best interests, and the Board could propose an alternative transaction to the Reverse Stock Split on different terms and conditions, including, without limitation, a reverse stock split at a lower cash-out price. In such event, we would file a revised proxy statement and re-solicit proxies from our stockholders.

See “Special Factors—Purposes of and Reasons for the Reverse Stock Split” beginning on page ♦ and “Special Factors—Termination of Reverse Stock Split” beginning on page ♦.

Purposes of and Reasons for the Reverse Stock Split

The Board and the Special Committee have determined that the costs of being a public reporting company currently outweigh the benefits, and thus it is no longer in our best interests or the best interests of our stockholders, including our unaffiliated stockholders, for us to remain a reporting company under the Exchange Act.  The primary purpose of the Reverse Stock Split will be to reduce the number of our stockholders of record to fewer than 500, thereby allowing us to “go private” pursuant to Rule 12h-3 of the Exchange Act.  We would do so by filing a Form 15 Certificate of Termination of Registration with the SEC under Section 12(g) of the Exchange Act as soon as possible after consummation of the Reverse Stock Split so that we would no longer be required to file annual, quarterly or current reports under the Exchange Act.  Our reasons for proposing the Reverse Stock Split include the following:

•
anticipated annual cost savings we expect to realize as a result of the suspension of our reporting obligations under the Exchange Act, including the costs of preparing and filing periodic reports with the SEC, related accounting fees and costs, ongoing expenses for compliance with the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and the expected increased compliance costs associated with the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) relating to executive compensation and corporate governance requirements, and other legal, printing and other miscellaneous costs associated with being a public reporting company, which we estimate to be approximately $350,000 per year, including estimated executive and administrative time incurred in complying with SEC reporting requirements;

•
the ability of our management to gain greater operational flexibility by being able to devote more time to our business operations and to focus on long-term growth without an undue emphasis on short-term quarterly results and short-term fluctuations in the market price of our Common Stock;

•
not being required to make publicly available certain proprietary or otherwise sensitive information about our business, operations and contractual relationships, which our competitors may otherwise be able use to their competitive advantage;

•
the limited benefits from being a public reporting company.  Benefits of being a public reporting company typically include access to the public markets for purposes of raising capital, acquisitions and liquidity purposes, and the prestige of being a public reporting company, which can be helpful in recruiting, attracting and retaining key officers, directors and staff.  To date, we have not utilized our status as a public reporting company to achieve these benefits; and

•
the limited public trading volume and liquidity of our Common Stock and the diffuse and fragmented nature of our stockholder base.  There is a relatively illiquid and limited trading market in our shares, and currently more than 350 stockholders each hold of record fewer than 100 shares of Common Stock. As a result, our stockholders currently have limited opportunity to liquidate their investment in us, and the transaction costs associated with open market sales make that alternative impractical for many of our stockholders given their relatively small holdings.  Cashed-Out Stockholders (those holding of record fewer than 300 shares of Common Stock) will have the opportunity to obtain cash for their shares at a premium over the closing price for our shares of Common Stock at the time of our announcement of the Reverse Stock Split, likely without incurring brokerage commissions.  We believe that no service charge or brokerage commission will be payable by any Cashed-Out Stockholder in connection with the cash-out of shares in the Reverse Stock Split, but it is possible that individual brokers and agents may impose certain charges and fees in connection with this transaction.  We recommend you contact your broker or agent to determine if there are any applicable fees in connection with the cash-out transaction.

See “Special Factors—Purposes of and Reasons for the Reverse Stock Split” beginning on page ♦.

Fairness of the Reverse Stock Split

The Special Committee and the Board fully considered and reviewed the terms, purposes, alternatives and effects of the proposed Reverse Stock Split.  Based on this review and on the recommendation of the Special Committee, the Board unanimously determined that the Reverse Stock Split is procedurally and substantively fair to our affiliated and unaffiliated stockholders, including Cashed-Out Stockholders and Continuing Stockholders.

The Special Committee and the Board considered a number of factors in reaching their determination, including:

•
anticipated annual cost savings we expect to realize as a result of the suspension of our reporting obligations under the Exchange Act, including the costs of preparing and filing periodic reports with the SEC, related accounting fees and costs, ongoing expenses for compliance with the Sarbanes-Oxley Act and the Dodd-Frank Act, and other legal, printing, and other miscellaneous costs associated with being a public reporting company, which we estimate to be approximately $350,000 per year, including estimated executive and administrative time incurred in complying with SEC reporting requirements;

•
with respect to the consideration to be paid to the Cashed-Out Stockholders, the fairness opinion rendered by Cascadia Capital, LLC (“Cascadia Capital”), dated August 16, 2012, to the effect that, as of the date and based upon the assumptions made, matters considered and limits of review set forth in Cascadia Capital’s written opinion, the consideration to be received by the Cashed-Out Stockholders pursuant to the Reverse Stock Split of $0.60 per share is fair, from a financial point of view, to such stockholders;

•
the limited trading volume and liquidity of our Common Stock and the diffuse and fragmented nature of our stockholder base, which effectively limits the ability of our stockholders to liquidate their investment in us and, given the transaction costs associated with open market sales, makes it impractical for many of our stockholders to do so given their relatively small holdings;

•
the opportunity the Reverse Stock Split affords Cashed-Out Stockholders (those holding of record fewer than 300 shares of Common Stock) to obtain cash for their shares in a relatively limited trading market and at a premium over the market price prevailing at the time of our public announcement of the Reverse Stock Split;

•
the $0.60 cash-out price per share represents an approximately 88% premium over the average closing share price for the 30-day period ended August 15, 2012, which was prior to the Board’s approval of the Reverse Stock Split, an approximately 71% premium over the average closing share price for the 60-day period ended August 15, 2012, an approximately 67% premium over the average closing share price for the 90-day period ended August 15, 2012, an approximately 67% premium over the average closing share price for the 120-day period ended August 15, 2012 and an approximately 216% premium over the $0.19 closing share price of Common Stock on September 10, 2012, the day immediately prior to our announcement of the Reverse Stock Split;

•
the $0.60 conversion price at which we completed a tender offer in December 2010, and the value associated with our Common Stock in connection with the LOC Agreement we entered into on March 9, 2012, as discussed below under “Special Factors—Background of the Reverse Stock Split” beginning on page ♦;

•
the Reverse Stock Split will not affect holders of our Common Stock differently based on their affiliate status, and our officers, directors and significant stockholders will all be treated similarly to unaffiliated stockholders;

•
stockholders that desire to retain their equity interest in us after the Reverse Stock Split can do so if they hold 300 shares of Common Stock or more prior to the effective time of the Reverse Stock Split, thereby avoiding being cashed-out.  However, given the historically limited liquidity in our Common Stock, we cannot assure you that any shares will be available for purchase and thus there can be no assurance that you will be able to acquire sufficient shares to meet or exceed the required 300 shares.   Following the Reverse Stock Split, we anticipate that our Common Stock will likely be traded on the Pink Sheets, but there can be no assurance of any trading in, or market for or opportunity to purchase, our Common Stock following the Reverse Stock Split.  While we will no longer be under a legal obligation to file financial or other reports with the SEC, we intend to maintain communications with our Continuing Stockholders.  We plan to make available our audited financial statements as well as to provide periodic interim financial updates to Continuing Stockholders; and

•	the lack of attractive strategic alternatives.

The Board considered a number of factors in approving the Reverse Stock Split and related transactions, including:

•	the recommendation of the Special Committee, based on the analyses and factors described herein which were adopted by the Board; and

•
with respect to the consideration to be paid to the Cashed-Out Stockholders, the fairness opinion rendered by Cascadia Capital dated August 16, 2012 to the effect that, as of the date of, and based upon the assumptions made, matters considered and limits of review set forth in Cascadia Capital’s written opinion, the consideration to be received by the Cashed-Out Stockholders pursuant to the Reverse Stock Split is fair, from a financial point of view, to such stockholders.

See “Special Factors—Fairness of the Reverse Stock Split” beginning on page ♦ and “Special Factors—Opinion of Cascadia Capital” beginning on page ♦.

Disadvantages of the Reverse Stock Split

If the Reverse Stock Split occurs, there will be certain disadvantages to stockholders, including the following:

•
Cashed-Out Stockholders will no longer have any ownership interest in us and will no longer participate in any future earnings and growth, unless they elect to acquire shares in the future. However, given the historically limited liquidity in our stock, there can be no assurance that any shares will be available for purchase in the future.

•
We will cease to file annual, quarterly, current and other reports and documents with the SEC, and Continuing Stockholders will cease to receive annual reports and proxy statements as required under the Exchange Act. While we intend to continue to make available audited financial statements as well as to provide periodic interim financial updates to Continuing Stockholders, we will not be under any continuing obligation to do so. We will not be providing periodic reports in the format currently required of us under the provisions of the Exchange Act, and as a result, while we intend to continue to maintain ongoing communications with our Continuing Stockholders, those stockholders will have access to less information about us and our business, operations, and financial performance.

•
While we anticipate that our Common Stock will likely be traded on the Pink Sheets, trading opportunities in the Pink Sheets will be dependent upon whether any broker-dealers commit to make a market for our Common Stock. We cannot guarantee whether our Common Stock will be traded on the Pink Sheets. In addition, because of the possible limited liquidity for our Common Stock and the suspension of our obligations to publicly disclose financial and other information following the Reverse Stock Split, Continuing Stockholders (including Continuing Stockholders who are our officers, directors and/or significant stockholders) may potentially experience a decrease in the value of their Common Stock.

•
We will no longer be subject to the corporate governance compliance and disclosure obligations and other provisions of the Sarbanes-Oxley Act that were designed to protect investors or the liability provisions of the Exchange Act (other than the general anti-fraud provisions thereof).  In addition, certain rights and protections that the federal securities laws provide to stockholders of public reporting companies will cease and the suspension of our reporting obligations under the Exchange Act will make many of the provisions of the Exchange Act that are intended to protect investors, such as the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13, and the reporting obligations and short-swing profit provisions under Section 16, no longer applicable.

•	We estimate that the cost of payment to Cashed-Out Stockholders, professional fees and other expenses related to the Reverse Stock Split will total approximately $430,000.

•
The Reverse Stock Split will result in the suspension, and not the termination, of our reporting obligations under the Exchange Act.  If on the first day of any fiscal year after the suspension of our filing obligations we have more than 500 stockholders of record (or more than 300 stockholders of record if our total assets have exceeded $10 million on the last day of any our three most recent fiscal years), then we must resume reporting pursuant to Section 15(d) of the Exchange Act, which would result in our once again incurring many of the expenses that we expect to save by virtue of the Reverse Stock Split and suspending our reporting obligations.

•	Under Delaware law, our Certificate of Incorporation and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who dissent from the Reverse Stock Split.

•	The lack of liquidity provided by a ready market may result in fewer opportunities to utilize equity-based incentive compensation tools to recruit and retain top executive talent.

•
Our Common Stock may be a less attractive acquisition currency, as a recipient of less liquid securities of a non-reporting company must depend on liquidity either via negotiated buy-out or buy-back arrangements or a liquidity event by us that is generally outside of our control.

•
Following the Reverse Stock Split, since we will no longer be filing the periodic reports and proxy statements required under the Exchange Act, it may be more difficult, costly and time consuming for us to raise equity capital from public or private sources.

•	Companies that lose status as a public reporting company may risk losing prestige in the eyes of the public, the investment community and key constituencies.

•	The transaction may be taxable for Cashed-Out Stockholders.

See “Special Factors—Fairness of the Reverse Stock Split” beginning on page ♦.

Recommendation of the Special Committee and Approval of the Board

After careful consideration, the Special Committee and the Board have determined that the Reverse Stock Split is substantively and procedurally fair to and in the best interest of our affiliated and unaffiliated stockholders, including Cashed-Out Stockholders and Continuing Stockholders.

The Board, upon the recommendation of the Special Committee, unanimously approved the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split and unanimously recommends that you vote “FOR” the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.

See “Special Factors—Fairness of the Reverse Stock Split” beginning on page ♦.

Voting Information

The affirmative vote of a majority of all shares of Common Stock issued and outstanding and entitled to vote at the Meeting will be required to approve the proposed amendment to the Certificate of Incorporation to effect the Reverse Stock Split.  Our directors and executive officers have indicated that they intend to vote their shares of our Common Stock (2,978,159 shares, or approximately 6.0% of our issued and outstanding shares eligible to vote at the Special Meeting) “FOR” the Reverse Stock Split, and one of our stockholders, Frank T. Nickell, who owned 19,912,799 shares of our Common Stock, or 40.0% of our outstanding shares of Common Stock, as of October 31, 2012, has indicated that he would not generally oppose the Reverse Stock Split.

See “Special Factors—Voting Information” beginning on page ♦ and “Information About the Meeting—Quorum and Voting” beginning on page ♦.

Effects of the Reverse Stock Split

As a result of the Reverse Stock Split:

•
Each share of Common Stock held of record by a Cashed-Out Stockholder immediately prior to the effective time of the Reverse Stock Split will be converted into the right to receive $0.60 in cash per pre-split share of Common Stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest.  For example, if a stockholder held of record 299 shares of our Common Stock immediately prior to the effective time of the Reverse Stock Split, such shares would be converted into the right to receive an aggregate of $179.40 on a pre-split basis as a result of the Reverse Stock Split, subject to any applicable U.S. federal, state and local withholding tax, and without interest.

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Stockholders that hold at least one share of Common Stock after the Reverse Stock Split will continue as Continuing Stockholders, and any resulting fractional shares owned by such Continuing Stockholders following the Reverse Stock Split will remain outstanding as fractional shares and such Continuing Stockholders will not be entitled to receive any cash payment.  For example, if a stockholder held of record 301 shares of our Common Stock immediately prior to the effective time of the Reverse Stock Split, such stockholder would continue as a Continuing Stockholder and would hold of record one whole share of our Common Stock and 1/300 fractional share of our Common Stock as a result of the Reverse Stock Split and would not be entitled to receive any cash payment.

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We expect that the number of our stockholders of record will be reduced below 500, which will allow us to suspend our reporting obligations under the Exchange Act pursuant to Rule 12h-3 of the Exchange Act, and we will be able to eliminate most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act.

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Certain rights and protections that the federal securities laws provide to stockholders of public reporting companies will cease to be available and the suspension of our reporting obligations under the Exchange Act will make many of the provisions of the Exchange Act that are intended to protect investors, such as the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13, and the reporting obligations and short-swing profit provisions under Section 16, no longer applicable, and the Sarbanes-Oxley Act, which imposed many additional rules and regulations on public reporting companies that were designed to protect investors, including substantive disclosure requirements, will no longer apply to us.

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Liquidity for our Common Stock following the Reverse Stock Split is likely to be limited due to the fact that we will no longer file the reports required by the Exchange Act.  While we anticipate that our Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split, there can be no assurance of any trading in, or market for, our Common Stock following the Reverse Stock Split.

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While we will no longer be under a legal obligation to file financial or other reports with the SEC, we intend to maintain communications with our Continuing Stockholders.  We plan to make available our audited financial statements as well as to provide periodic interim financial updates to Continuing Stockholders.  However, since our obligation to file periodic and other filings with the SEC will be suspended, those stockholders may have access to less information about us and our business, operations and financial performance.

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Upon the effectiveness of the Reverse Stock Split and as a result of the reduction of the number of shares of Common Stock outstanding by approximately ♦ shares, the ownership percentage of our shares of Common Stock held by Continuing Stockholders, including our affiliates, will increase proportionally.  The increase in the ownership percentage of our shares of Common Stock held by Continuing Stockholders, including our affiliates, and the reduction in the number of shares outstanding following the completion of the Reverse Stock Split is based upon information we received as of ♦, 2012 from our transfer agent, American Stock Transfer and Trust Company (our “Transfer Agent”), as to our record holders, and information we have received regarding the holdings of beneficial owners of our Common Stock held in street name.  The ownership percentage and the reduction in the number of shares outstanding following the Reverse Stock Split may increase or decrease depending on purchases, sales and other transfers of our shares of Common Stock prior to the effective time of the Reverse Stock Split and the number of shares held in street name that are actually cashed-out in the Reverse Stock Split.  The ownership percentage of our shares of Common Stock held by our affiliates and the ownership percentage of Continuing Stockholders will proportionally increase or decrease as a result of such purchases, sales and other transfers of our shares of Common Stock prior to the effective time of the Reverse Stock Split, and depending on the number of street name shares that are actually cashed-out in the Reverse Stock Split.

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Based upon the Reverse Stock Split ratio of 1-for-300, proportionate adjustments will be required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options granted under our equity incentive plans.  All other terms and conditions of the options will continue to be governed by such plans.

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Based upon the Reverse Stock Split ratio of 1-for-300, proportionate adjustments will be required to be made to the per share exercise price and the number of shares issuable upon the exercise of all of our outstanding warrants.  All other terms and conditions of the warrants will continue to be governed by the applicable warrant agreements.

See “Special Factors—Fairness of the Reverse Stock Split” beginning on page ♦, “Special Factors—Effects of the Reverse Stock Split” beginning on page ♦ and “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page ♦.

Opinion of Advisor to the Special Committee

Cascadia Capital has delivered to the Board a written opinion to the effect that, as of the date of, and based upon the assumptions made, matters considered and limits of review set forth in, Cascadia Capital’s written opinion, the consideration to be received by the Cashed-Out Stockholders pursuant to the Reverse Stock Split of $0.60 per share is fair, from a financial point of view, to such stockholders.

See “Special Factors—Opinion of Cascadia Capital” beginning on page ♦.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The receipt of cash by a Cashed-Out Stockholder in exchange for Common Stock in the Reverse Stock Split in excess of such Cashed-Out Stockholder’s adjusted tax basis in the Common Stock generally will be taxable for U.S. federal income tax purposes. A Continuing Stockholder who does not receive cash in the Reverse Stock Split generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes.

See “Special Factors—Material U.S. Federal Income Tax Consequences of the Reverse Stock Split” beginning on page ♦.

Source and Amount of Funds and Expenses

The funds for the Reverse Stock Split will come from our currently available cash and, to the extent that we have insufficient cash on hand to fund such expenses, through borrowings against an existing letter of credit established on our behalf with JPMorgan Chase Bank, N.A. by one of our existing stockholders, Mr. Frank Nickell, in the amount of $2.0 million, pursuant to an LOC Agreement entered into between us and Mr. Frank Nickell on March 9, 2012.

See “Source and Amount of Funds and Expenses” beginning on page ♦.

Effectiveness of the Reverse Stock Split

We anticipate that the Reverse Stock Split will be effected as soon as practicable after the date of the Meeting.  Following the effective time of the Reverse Stock Split, transmittal materials will be sent to Cashed-Out Stockholders that will describe how to return their share certificates and receive the cash payments. Those stockholders entitled to a cash payment should not return their share certificates at this time.

See “Special Factors—Effective Time” beginning on page ♦.

Termination of Reverse Stock Split

The Board has reserved the right to abandon the Reverse Stock Split if it believes the Reverse Stock Split is no longer in our best interests, if, for example, there is any change in the number of our shares that will be exchanged for cash in connection with the Reverse Stock Split that would increase the anticipated cost and expense of the Reverse Stock Split, and the Board has retained authority, in its discretion, to withdraw the Reverse Stock Split from the agenda of the Meeting prior to any vote. In addition, even if the Reverse Stock Split is approved by stockholders at the Meeting, the Board may determine not to implement the Reverse Stock Split if it subsequently determines that the Reverse Stock Split is not in our best interests, and the Board could propose an alternative transaction to the Reverse Stock Split on different terms and conditions, including, without limitation, a reverse stock split at a lower cash-out price. In such event, we would file a revised proxy statement and re-solicit proxies from our stockholders.

See “Special Factors—Termination of Reverse Stock Split” beginning on page ♦.

No Appraisal or Dissenters’ Rights

Under Delaware law, our Certificate of Incorporation and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who dissent from the Reverse Stock Split.

See “Special Factors—No Appraisal and Dissenters’ Rights” beginning on page ♦.

QUESTIONS AND ANSWERS ABOUT THE REVERSE STOCK SPLIT AND THE MEETING

The following questions and answers are intended to briefly address potential questions regarding the Reverse Stock Split and the Meeting.  These questions and answers may not address all questions that may be important to you as a stockholder.  Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and any information and documents referred to or incorporated by reference in this proxy statement.

Where and when is the Meeting?

The Meeting will be held at ♦ a.m. local time on ♦, 2012, at ♦.

What am I being asked to vote on at the Meeting?

Our stockholders will consider and vote upon a proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.

How does the Board recommend that I vote on the proposal?

The Board, upon the recommendation of the Special Committee, unanimously recommends that you vote “FOR” the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.

How will the Reverse Stock Split affect our day-to-day operations?

Though the Reverse Stock Split itself will have very little effect on our business and operations, ultimately it will eliminate costs associated with our reporting obligations under the Exchange Act, reduce management time spent on compliance and disclosure matters attributable to our Exchange Act filings, and therefore enable management to increase its focus on managing our business and growing stockholder value.  In addition, it will allow us to avoid having to make publicly available certain proprietary or otherwise sensitive information about our business, operations and contractual relationships, which our competitors may otherwise be able use to their competitive advantage.  Management believes that we will be able to realize significant cost savings by the elimination of most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act, the Sarbanes-Oxley Act and other applicable securities laws and regulations, and expects to utilize these savings to continue to grow our business, undertake new initiatives that may result in greater long-term stockholder value, and achieve profitability. The costs associated with these reporting and compliance obligations constitute a significant overhead expense. These costs include professional fees for our auditors and corporate counsel, costs related to our directors’ and officers’ insurance policy, printing and mailing costs, internal compliance costs and transfer agent costs. These SEC reporting-related costs have been increasing over the years, and we believe that they will likely continue to increase.

How did the Special Committee and Board determine the Reverse Stock Split ratio of 1-for-300?

The Special Committee and Board approved a ratio for the Reverse Stock Split of 1-for-300 in order to reduce our record holders to a number sufficiently below 500 that we would be unlikely, in the future, to inadvertently increase our record holder base to 500 or more (or more than 300 stockholders if our total assets have exceeded $10 million on the last day of any our three most recent fiscal years) and thus be required to resume our reporting obligations under the Exchange Act, and in order to consolidate our otherwise diffuse and fragmented stockholder base.

What potential conflicts of interest are posed by the Reverse Stock Split?

Our affiliates may have interests in the Reverse Stock Split that are different from your interests as a stockholder, and have relationships that may present conflicts of interest.  While the Board recommends a vote “FOR” the Reverse Stock Split, to our knowledge, none of our affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Reverse Stock Split.  Our directors and executive officers have indicated that they intend to vote their shares of our Common Stock (2,978,159 shares, or approximately 6.0% of our issued and outstanding shares eligible to vote at the Meeting) “FOR” the Reverse Stock Split, and Mr. Frank  Nickell, who owned 19,912,799 shares of our Common Stock, or 40.0% of our outstanding shares of Common Stock, as of October 31, 2012, has indicated that he would not generally oppose the Reverse Stock Split.

Upon the effectiveness of the Reverse Stock Split, the ownership percentage of the shares of our Common Stock held by Continuing Stockholders, including our affiliates, will proportionately increase by less than ♦% as a result of the reduction of the number of shares of our Common Stock outstanding by approximately ♦ shares from 49,720,255 shares as of October 31, 2012.  Each of our directors and executive officers will continue to own our Common Stock and/or hold options to acquire shares of our Common Stock and will continue to serve as a director or executive officer immediately after the Reverse Stock Split.  As a result of the Reverse Stock Split, the number of shares subject to outstanding stock options will be proportionately decreased and the exercise price will be proportionately increased.  Information regarding our officers’ and directors’ compensation and stock ownership will no longer be publicly available.  In addition, by suspending our reporting obligations under the Exchange Act we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers, although no such loans currently are contemplated.

What if I hold fewer than 300 shares of Common Stock and hold all of my shares in street name?

If you hold shares of our Common Stock in street name, your broker, bank or other nominee is considered the stockholder of record with respect to those shares and not you.  It is possible that the bank, broker or other nominee also holds shares for other beneficial owners of our Common Stock and that it may hold 300 or more total shares. Therefore, depending upon their procedures, they may not be obligated to treat the Reverse Stock Split as affecting beneficial holders’ shares. It is our desire to treat stockholders holding fewer than 300 shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their name. However, we or our Transfer Agent may not have the necessary information to compare your record holdings with any shares that you may hold in street name in a brokerage account and these banks, brokers and other nominees may have different procedures for processing the Reverse Stock Split. Accordingly, if you hold your shares of our Common Stock in street name, we encourage you to contact your bank, broker or other nominee.

What happens if I own a total of 300 or more shares of Common Stock beneficially through multiple brokerage firms in street name, or through a combination of record ownership in my name and one or more brokerage firms in street name?

We may not have the information to compare your record holdings and your ownership through a brokerage firm or to compare your holdings in two or more different brokerage firms. As a result, if you hold more than the minimum number of shares, you may nevertheless have your shares cashed-out if you hold them in a combination of record and street name or through accounts in several brokerage firms. If you are in this situation and desire to remain our stockholder after the Reverse Stock Split, we recommend that you combine your holdings in one brokerage account or transfer any shares held through a brokerage firm into record name prior to the effective time of the Reverse Stock Split.  You should be able to determine whether your shares will be cashed-out by examining your brokerage account statements to see if you hold more than the minimum number of shares in any one account.  To determine the effect of the Reverse Stock Split on any shares you hold in street name (and possible payment of the cash consideration), you should contact your broker, bank or other nominee.

If I am a Cashed-Out Stockholder, will I have to pay a service charge or brokerage commission in connection with the Reverse Stock Split?

We believe that no service charge or brokerage commission will be payable by any Cashed-Out Stockholder in connection with the cash-out of shares in the Reverse Stock Split, but it is possible that individual brokers and agents may impose certain charges and fees in connection with such transaction.  We recommend you contact your broker or agent to determine if there are any applicable fees in connection with the cash-out transaction.

If I own fewer than 300 shares of Common Stock, is there any way I can continue to be a stockholder after the Reverse Stock Split?

Stockholders that desire to retain their equity interest in us after the Reverse Stock Split can do so if they hold 300 shares of Common Stock or more prior to the effective time of the Reverse Stock Split, thereby avoiding being cashed-out, or if they elect to acquire shares after the Reverse Stock Split.  However, given the historically limited liquidity in our Common Stock, we cannot assure you that any shares will be available for purchase and thus there can be no assurance that you will be able to acquire sufficient shares to meet or exceed the required 300 shares.  In such an instance, you would be a Cashed-Out Stockholder and would no longer remain a stockholder after the effective time of the Reverse Stock Split.

We anticipate that our Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split, but there can be no assurance of any trading in, or market for or opportunity to purchase, our Common Stock following the Reverse Stock Split.  The Pink Sheets is maintained by Pink Sheets OTC Markets, Inc., a quotation service that collects and publishes market maker quotes for over-the-counter securities.  The Pink Sheets is not a stock exchange or a regulated entity.  Price quotations are provided by over-the-counter market makers and company information is provided by the over-the-counter companies.  However, there can be no assurance that any broker-dealer will be willing to act as a market maker in our shares after the Reverse Stock Split (at least one market maker is required in order for our shares to be traded on the Pink Sheets) or that there will be any Pink Sheets quotations after the Reverse Stock Split.

Is there anything I can do if I own 300 or more shares of Common Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse Stock Split?

If you own 300 or more shares of our Common Stock before the Reverse Stock Split, you can only receive cash for all of your shares if, prior to the effective time of the Reverse Stock Split, you reduce your stock ownership to fewer than 300 shares by selling or otherwise transferring shares. However, given the historically limited liquidity in our Common Stock, we cannot assure you that any purchaser for your shares will be available, and thus there can be no assurance that you will be able to reduce your stock ownership to fewer than 300 shares.   In such an instance, you would remain a Continuing Stockholder and would not be cashed-out in connection with the Reverse Stock Split.

Who is entitled to vote at the Meeting?

Only holders of record of our Common Stock as of the close of business on ♦, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.

How many shares were outstanding on the Record Date?

At the close of business on the Record Date, there were ♦ shares of Common Stock outstanding. Only shares of Common Stock outstanding on the Record Date will be eligible to vote on the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split. At the Meeting, each of those shares of Common Stock will be entitled to one vote.

What is a “quorum” for purposes of the Meeting?

In order to conduct business at the Meeting, a quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding at least a majority of the outstanding shares of Common Stock are present at the Meeting in person or represented by proxy.  On the close of business on the Record Date, there were ♦ shares outstanding and entitled to vote and, accordingly, the presence, in person or by proxy, of at least ♦ shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting.  Abstentions will be counted towards the quorum requirement.

What vote is required to approve the proposal?

Once a quorum has been established, the affirmative vote of a majority of all of the shares outstanding and entitled to vote on this matter will be required to approve the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.

What is a “broker non-vote”?

Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares.  Brokers normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.  Since there are no routine matters being voted on at the Meeting, we will not have any broker non-votes at the Meeting.

How are abstentions counted?

A properly executed proxy marked “ABSTAIN” with respect to any such matter will be counted for purposes of determining whether there is a quorum.  However, under Delaware law, a proxy marked “ABSTAIN” is not considered a vote cast.  Accordingly, an abstention will have the effect of a vote against the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.

What will happen if the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is approved by our stockholders?

Assuming that we have fewer than 500 record holders of our Common Stock after the Reverse Stock Split, we will file applicable forms with the SEC to suspend our reporting obligations under the federal securities laws.  Upon the effectiveness of those filings, we would no longer be subject to the reporting and related requirements under the Exchange Act that are applicable to public reporting companies or the applicable provisions of the Sarbanes-Oxley Act. Also, any trading in our Common Stock will occur, if at all, on the Pink Sheets or in privately negotiated sales.

What will happen if the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is not approved?

If the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is not approved by our stockholders, we will continue to operate our business, and we will continue to incur the costs involved with being a public reporting company. Most of the expense associated with the Reverse Stock Split, including legal and accounting expenses and Cascadia Capital’s fee, will have already been incurred and paid by us.  We also may decide to evaluate and explore available alternatives, although the Board has not yet made a determination that any of those alternatives are feasible or advisable.

If the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is approved by the stockholders, can the Board determine not to proceed with the Reverse Stock Split?

If the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split is approved by the stockholders, the Board may determine not to proceed with the Reverse Stock Split if it believes that proceeding with the Reverse Stock Split is not in our best interests or in the best interests of our stockholders, including our unaffiliated stockholders, if, for example, there is any change in the number of our shares that will be exchanged for cash in connection with the Reverse Stock Split that would increase the anticipated cost and expense of the Reverse Stock Split. In addition, the Board could propose an alternative transaction to the Reverse Stock Split on different terms and conditions, including, without limitation, a reverse stock split at a lower cash-out price. If the Board determines not to proceed with the Reverse Stock Split or any alternative transaction, we will continue to operate our business as presently conducted.

Should I send in my stock certificates now?

No. After the Reverse Stock Split is completed, we will send instructions to Cashed-Out Stockholders on how to receive any cash payments to which they may be entitled.  Continuing Stockholders will not be required to take any action following the Reverse Stock Split.

What is the total cost of the Reverse Stock Split to Helix?

Since we do not know how many record and beneficial holders of our Common Stock will receive cash for their shares in the Reverse Stock Split, we do not know the exact cost of the Reverse Stock Split.  However, based on information that we have received as of ♦, 2012 from our Transfer Agent with regard to the size of holdings of those of you who may hold shares in street name, as well as our estimates of other Reverse Stock Split expenses, we currently believe that the total cash requirement of the Reverse Stock Split to us will be approximately $430,000.  This amount includes approximately $120,000 needed to cash-out fractional shares and approximately $310,000 of legal, accounting, financial advisory fees, SEC filing fees, printing and mailing costs, and transfer agent fees to effect the Reverse Stock Split, most of which has already been incurred and paid by us. This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of Common Stock.

How do I vote?

Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Meeting or attend the Meeting and vote in person. You may also vote by telephone or via the internet in accordance with the procedures on the proxy card.

Can I change my vote?

Yes. You may revoke your proxy and change your vote before your proxy is voted at the Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote as follows:

•	if you voted by telephone or via the internet, by voting again by telephone or via the internet no later than 11:59 p.m. Eastern Time on ♦, 2012;

•
if you completed and returned a proxy card, by submitting a new signed proxy card with a later date and returning to American Stock Transfer and Trust Company, Attn.: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219-9821 so that it is received by ♦, 2012;

•	by submitting written notice of revocation to American Stock Transfer and Trust Company, Attn.: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219-9821 so that it is received by ♦, 2012; or

•	by attending the Meeting and either voting in person or specifically requesting at the Meeting to revoke your proxy.

Attending the Meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the Meeting.

If you hold your shares in street name, contact your broker, bank, trust or other nominee regarding how to revoke your proxy and change your vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Who are the filing persons?

For the purposes of this proxy statement, the filing persons are those individuals and entities required under the rules of the SEC to provide certain disclosures to our stockholders in order for us to effect the Reverse Stock Split.  In addition to us, the filing persons include our directors and executive officers.

Who can help answer my questions?

Questions may be directed to R. Stephen Beatty, President and Chief Executive Officer – 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021 or by telephone at (425) 402-8400.

SPECIAL FACTORS

Background of the Reverse Stock Split

We have been a public reporting company since 1994.  We estimate that the annual cost of operating as a public reporting company and complying with applicable regulations is approximately $350,000 per year, including time of our executive officers and our other employees necessary to prepare and review our public filings and perform other tasks that are necessitated by virtue of being a public reporting company.  In addition, in 2002, Congress’s passage of the Sarbanes-Oxley Act ushered in a wave of corporate reforms that have increased our expenses as a public reporting company.  Moreover, the Dodd-Frank Act was adopted in 2010 and we expect increased compliance costs associated therewith.

In addition, over the past several years, there has been a relatively illiquid market for our Common Stock and we have realized limited benefits from our status as a public reporting company.  Moreover, we continue to face challenging financial conditions.  Specifically, our net loss for 2011 was approximately $2.49 million, or $0.05 per share, while we had a net loss of $7.71 million, or $0.28 per share, for 2010 and a net loss of $3.78 million, or $0.15 per share, for 2009.  As of December 31, 2011, our accumulated deficit was approximately $46.06 million.

In the ordinary course, management has from time to time reviewed the current and anticipated costs relating to SEC reporting and Sarbanes-Oxley Act compliance and discussed the relative costs and benefits of continuing our status as a public reporting company and the possibility of conducting a transaction that would result in the termination of our status as a public reporting company.  While the Board has considered various strategic alternatives from time to time in the past, including potential acquisitions and other strategic partnerships, the Board first fully explored suspending the company’s SEC reporting obligations at its May 22-23, 2012 Board meeting.

Management did not actively investigate a potential transaction to suspend our reporting obligations under the Exchange Act until mid-2012 because until that time, we had been able to fund our operations through private financings and had believed that cash generated from operations would cover our ongoing operating costs in the relatively near future.  During the first quarter of 2012, as we continued to incur a net loss and were spending cash at a rate that exceeded our revenues, one of our stockholders, Frank T. Nickell, who owned 19,912,799 shares of our Common Stock, or 40.0% of our outstanding shares of Common Stock, as of October 31, 2012, was able to establish a letter of credit on our behalf, as described below, to fund ongoing operations and protect against any future cash shortfalls.  However, it became clear that the requisite long-term financing necessary to sustain our operations at the current level may not continue to be available on acceptable terms and in the amounts necessary.  Moreover, management determined that, rather than simply engage in another equity financing at this time to address our short-term cash requirements, it would be in the best interests of our stockholders to take measures to reduce our operating expenses, which we believe will help provide more financial stability in the future. Consequently, management determined that it would be prudent to more aggressively reduce our costs, including expenses related to SEC reporting and Sarbanes-Oxley Act compliance.

At the May 22-23 Board meeting, management discussed with the Board the costs of remaining a public reporting company, and our outside counsel, Summit Law Group, PLLC, discussed various transactions that could enable us to suspend our reporting obligations, and the relative costs and benefits of each.  Also present at the meeting were our chief operating officer, Robin Carmichael, and our controller, Nicole Ressler.  During this discussion, the Board reviewed our financial condition and operating results, as well as our financing history and near-term and long-term future financial prospects.  In response to this discussion, the Board authorized management to investigate alternatives for us to suspend our SEC reporting obligations and to consult with professional advisers as necessary to assist in the analysis.

On June 4, 2012, our chief executive officer, Mr. Beatty, and Jeffrey A. Miller, a member of the Board, engaged in a conference call with Mr. Frank Nickell to discuss on a preliminary basis whether Mr. Frank Nickell would generally be opposed to a going private transaction.  We felt that it would be prudent to determine whether Mr. Frank Nickell, as our largest stockholder, would likely vote against such a proposal before we invested significant resources in pursuing a potential going private transaction.  During this call, Mr. Beatty and Dr. Miller informed Mr. Frank Nickell that a reverse stock split was being considered to effect the potential going private transaction, that various reverse stock split ratios were being considered to reduce our stockholder base, and that a price of $0.60 per share was being considered as a cash-out price in connection with a reverse stock split.  Mr. Beatty and Dr. Miller did not discuss with Mr. Frank Nickell the source of funds that would be necessary to complete a going private transaction.  Following this call, Mr. Frank Nickell did not participate in any future meetings or discussions with our management or our Board regarding the going private transaction.

At a Board meeting held on June 12, 2012, the Board resumed its formal discussion of a potential transaction to suspend our reporting obligations.  Also present at the meeting were our outside counsel, Ms. Carmichael and Ms. Ressler.  During the meeting, the Board reviewed the possible alternatives available to us to reduce the number of our record holders, and the related advantages and disadvantages to us and our stockholders of each of the options considered.  Alternatives considered included a reverse stock split, an issuer tender offer, an odd lot tender offer and purchases of shares of our Common Stock on the open market.  The Board also discussed the relative costs and benefits of remaining a public reporting company, the details of which are set forth below, and reviewed with management the cost savings that we might anticipate as a result of such a transaction.  In particular, management estimated that we could ultimately save approximately $300,000 – $350,000 in annual cost savings as a result of going private.

During the June 12 meeting, the Board discussed a proposed price of $0.60 per share for purposes of cashing out any fractional shares, which was based, in part, on the tender offer we completed in December 2010 pursuant to a Tender Offer Statement on Schedule TO filed with the SEC in connection with which we, among other things, converted certain outstanding convertible promissory notes into shares of our Common Stock at a conversion price of $0.60 per share, and on the value associated with our Common Stock in connection with a letter of credit established on our behalf in March 2012.  Specifically, on March 9, 2012, we entered into an LOC Agreement (the “LOC Agreement”) with Mr. Frank Nickell, pursuant to which Mr. Frank Nickell established an irrevocable standby letter of credit by JPMorgan Chase Bank, N.A. (“JPMorgan”) in the amount of $2.0 million on our behalf and deposited $2.0 million with JPMorgan as collateral.  Pursuant to the LOC Agreement, we agreed to use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which we would sell and issue shares of our Common Stock at a price per share of at least $0.60 for aggregate proceeds of at least $3.0 million, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid.

Also at the June 12 meeting, the Board formed the Special Committee, consisting of Randall L-W. Caudill, Lawrence Blake Jones and Jeffrey A. Miller, each of whom is independent as that term is defined under NASDAQ Rule 5605(a)(2).  The Board authorized the Special Committee to retain an independent valuation firm to provide the Board with a fairness opinion to assist the Board in determining whether the consideration price of $0.60 per share to be received by our stockholders (including our unaffiliated stockholders) for their shares of Common Stock to be cashed-out as a result of the Reverse Stock Split is fair, from a financial point of view, to such stockholders, and also asked that the Special Committee assist in determining whether the Reverse Stock Split is in the best interest of our stockholders (including our unaffiliated stockholders).

The Special Committee met on June 21, 2012 and discussed a number of firms that could provide the Board with a fairness opinion.  Also present at this meeting was our outside legal counsel.  In reviewing these firms, the Special Committee considered the size, location, reputation and experience of each firm, as well as each firm’s expertise in our industry.  In addition, the Special Committee discussed the likely fees that each firm would charge to render a fairness opinion.  Following this discussion and based on these factors, the Special Committee decided to request proposals from two of these firms.  Specifically, these firms were both located in Seattle, Washington in close proximity to our executive offices, have strong reputations in the community, had the capacity and experience to render an opinion in an efficient manner and were likely to charge reasonable fees.  On June 23, 2012, members of the Special Committee and our outside legal counsel held a telephonic conference with a representative of one of these firms to discuss its proposed services and fees.  In addition, on June 25, 2012, one of the firms to be interviewed by us, Cascadia Capital, held an initial meeting with our chief executive officer, Mr. Beatty, to help define the scope of the fairness opinion, conduct basic diligence on us with regard to the proposed transaction and review our historical financial statements.

Subsequently, on June 28, 2012, Dr. Caudill, chairman of the Special Committee, held an internal organizational meeting with Mr. Beatty to discuss the transaction process generally and provide an update on the Special Committee’s progress in interviewing firms to render a fairness opinion.  On July 3, 2012, members of the Special Committee held a telephonic conference with Cascadia Capital to discuss Cascadia Capital’s proposed services and fees.  On July 6, 2012, Dr. Caudill, chairman of the Special Committee, and Mr. Beatty met with representatives from Cascadia Capital to further discuss Cascadia Capital’s proposed services and fees.  During this meeting, the parties discussed our current and past financial results, the proposed going private transaction and the rationale for proceeding with such transaction, our financing history and our capitalization.  In addition, we provided Cascadia Capital with additional due diligence materials, including copies of our filings with the SEC, Board and stockholder presentations, and other publicly available information about the Company’s business and operations, including market and industry information, as well as certain informally prepared, non-detailed prospective financial information.

Following the July 6 meeting, the Special Committee agreed by email to engage Cascadia Capital as its financial advisor.  In selecting Cascadia Capital as its financial advisor, the Special Committee considered a number of factors, including that Cascadia Capital had greater resources than the other firm, and also offered a lower fee for its services.  An advisory agreement between us and Cascadia Capital was entered into on July 10, 2012.

On July 12, 2012, Cascadia Capital held a conference call with Ms. Carmichael to discuss our strategic partners, our patent expenses, the methodologies used to derive the internal financial forecasts that had been provided to Cascadia Capital, and our market generally.  Mr. Beatty, Dr. Caudill and Ms. Carmichael held a conference call with Cascadia Capital on July 26, 2012 to update us regarding the fairness opinion and to discuss a few remaining due diligence items, and Dr. Caudill held a conference call with Cascadia Capital on August 3, 2012 to discuss the scope of Cascadia Capital’s opinion.  On August 6, 2012, Cascadia Capital had a call with our lead audit partner at KPMG LLP, our independent registered public accounting firm, regarding our accounting policies and recent audits.

The Special Committee met with Mr. Beatty, Ms. Carmichael, our outside legal counsel, and Cascadia Capital on August 15, 2012 and discussed the proposed ratio for the Reverse Stock Split, the proposed consideration of $0.60 per share to be paid to Cashed-Out Stockholders pursuant to the Reverse Stock Split, and the cost savings to be expected and overall costs of the proposed transaction.  In determining the ratio for the Reverse Stock Split, the Special Committee relied Mr. Beatty’s analysis of our stockholder base.  Mr. Beatty determined that we had approximately 785 holders of record, of which approximately 475 holders each held less than 300 shares of Common Stock, and based on this information, Mr. Beatty determined that a 1-for-300 Reverse Stock Split would result in fewer than 500 stockholders of record, as determined in accordance with Rule 12g5-1 under the Exchange Act, and thus enable us to suspend our reporting obligations under the Exchange Act pursuant to Rule 12h-3 of the Exchange Act.  During the August 15 meeting, Cascadia Capital summarized its valuation methodologies and analyses and then rendered its oral opinion, that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, as of such date, the consideration of $0.60 per share to be received by Cashed-Out Stockholders pursuant to the Reverse Stock Split was fair, from a financial point of view, to such holders.  A copy of Cascadia Capital’s August 15, 2012 presentation is attached as Annex C to this proxy statement.  Accordingly, the Special Committee unanimously recommended that the Board approve the Reverse Stock Split.

On August 16, 2012, the Board met and invited Ms. Carmichael, Ms. Ressler, our outside legal counsel, and representatives of Cascadia Capital to attend.  At this meeting, Cascadia Capital summarized its valuation methodologies and analyses and presented its opinion that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, as of such date, the consideration to be received by Cashed-Out Stockholders pursuant to the Reverse Stock Split of $0.60 per share was fair, from a financial point of view, to such holders.  A copy of Cascadia Capital’s written fairness opinion is attached as Annex B to this proxy statement.

On August 16, 2012, following discussion, and based on the recommendation of the Special Committee, the Board unanimously approved and recommended for stockholder approval the 1-for-300 Reverse Stock Split in order to enable us to suspend our SEC reporting obligations, and further approved the payment of $0.60 in cash per pre-split share of Common Stock to Cashed-Out Stockholders, subject to any applicable U.S. federal, state and local withholding tax, and without interest.  Based upon the factors set forth below, including, with respect to the consideration to be paid to the Cashed-Out Stockholders, the fairness opinion of Cascadia Capital, the Special Committee and the Board further determined that the Reverse Stock Split is both substantively and procedurally fair to our affiliated and unaffiliated stockholders, including Cashed-Out Stockholders and Continuing Stockholders.

Purposes of and Reasons for the Reverse Stock Split

At the Meeting, stockholders are being asked to consider and vote upon a proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.  A copy of the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex A to this proxy statement.

The Reverse Stock Split will enable us to suspend our reporting obligations under the Exchange Act pursuant to Rule 12h-3 of the Exchange Act if, after the Reverse Stock Split, there are fewer than 500 record holders of our Common Stock (given that our total assets have not exceeded $10 million on the last day of any our three most recent fiscal years) and we make the necessary filings with the SEC.  Management believes that we will be able to realize significant cost savings by the elimination of most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act, the Sarbanes-Oxley Act and other applicable securities laws and regulations, and expects to utilize these savings to continue to grow our business, undertake new initiatives that may result in greater long-term stockholder value, and achieve profitability. The costs associated with these obligations constitute a significant overhead expense. These costs include professional fees for our auditors and corporate counsel, costs related to our directors’ and officers’ insurance policy, printing and mailing costs, internal compliance costs and transfer agent costs. These SEC reporting-related costs have been increasing over the years, and we believe that they will likely continue to increase.

As a result of the Reverse Stock Split:

•
each share of Common Stock held of record by a Cashed-Out Stockholder immediately prior to the effective time of the Reverse Stock Split will be converted into the right to receive $0.60 in cash per pre-split share of Common Stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest; and

•
stockholders that hold at least one share of Common Stock after the Reverse Stock Split will continue as Continuing Stockholders, and any resulting fractional shares owned by such Continuing Stockholders following the Reverse Stock Split will remain outstanding as fractional shares and such Continuing Stockholders will not be entitled to receive any cash payment.

The fractional shares of Common Stock acquired by us as a result of the Reverse Stock Split will be restored to the status of authorized but unissued shares, which will reduce the number of our outstanding shares of Common Stock.

In determining whether the number of our stockholders of record falls below 500 as a result of the Reverse Stock Split, we must count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act.  Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including us, are subject to the reporting obligations of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.  However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions.  Rather, each depository’s accounts are treated as the record holders of the shares.

As of ♦, 2012, we had ♦ holders of record, of which ♦ held less than 300 shares per holder.  As a result of the Reverse Stock Split and the cashing-out of shares held by Cashed-Out Stockholders, we expect to have approximately ♦ record holders of our shares, which would enable us to suspend our reporting obligations under the Exchange Act pursuant to Rule 12h-3 of the Exchange Act.  If the Reverse Stock Split is completed, we intend to file with the SEC a Form 15 to suspend our reporting obligations.  Upon the filing of the Form 15, our obligation to file periodic and current reports under the Exchange Act will be immediately suspended.  We will not be required to file periodic and current reports with the SEC in the future unless we subsequently file another registration statement under the Securities Act of 1933, as amended, or we again have record holders of our Common Stock in excess of 500 (or 300 if our total assets have exceeded $10 million on the last day of any our three most recent fiscal years).

It is anticipated that our shares of Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split.  The Pink Sheets is maintained by Pink Sheets OTC Markets, Inc., a quotation service that collects and publishes market maker quotes for over-the-counter securities.  The Pink Sheets is not a stock exchange or a regulated entity.  Price quotations are provided by over-the-counter market makers and company information is provided by the over-the-counter companies.  However, there can be no assurance that any broker-dealer will be willing to act as a market maker in our shares after the Reverse Stock Split (at least one market maker is required in order for our shares to be traded on the Pink Sheets) or that there will be any Pink Sheets quotations after the Reverse Stock Split.

While we will no longer be under a legal obligation to file financial or other reports with the SEC, we intend to maintain communications with our Continuing Stockholders.  We plan to make available our audited financial statements as well as to provide periodic interim financial updates to Continuing Stockholders.

Our reasons for proposing the Reverse Stock Split include the following:

Regulatory Requirements.  We expect to realize annual cost savings as a result of the suspension of our reporting obligations under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act and other accounting, legal, insurance, printing, mailing and other miscellaneous costs associated with being a public reporting company, of approximately $350,000 per year. The external costs associated with our public reports and other filing obligations, as well as other external costs relating to public reporting company status, comprise a significant overhead expense, made up principally of the following:

	Fiscal Year Ended
	2012 (est.)	2011	2010
Legal, Audit, Audit-Related Fees, and Tax	$274,000	$270,000	$277,000
Sarbanes-Oxley Act and Other SEC Compliance	$46,000	$30,000	$25,000
Transfer Agent and Filing Costs	$43,000	$42,000	$48,000
Totals	$363,000	$342,000	$350,000

The historical public reporting company costs presented above are significant as a percentage of our total general and administrative expenses. The legal, audit, audit-related fees, and tax costs include professional fees for our auditors and corporate counsel and external compliance costs incurred in preparing and reviewing such filings.  The amounts listed for Sarbanes-Oxley Act and other SEC compliance reflect estimated executive and administrative time incurred in complying with public reporting company requirements.  We expect that the Reverse Stock Split will result in the elimination of approximately $350,000 per year of the above historical “public reporting company” costs, which consists of estimated cost savings in external accounting and audit fees, internal Sarbanes-Oxley Act and other SEC compliance, transfer agent fees, external legal fees, annual meeting costs and printing fees, including costs related to the requirement to provide financial statements in XBRL format.

Operational Flexibility.  In addition, as a non-reporting company, our management and employees will no longer be required to spend time preparing the periodic and other reports required of SEC reporting companies under the Exchange Act and complying with the Sarbanes-Oxley Act, although we will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.  We believe that this time could more effectively be devoted to other purposes, such as operating our business and undertaking new initiatives that may result in greater long-term growth.  Moreover, due to the public market’s focus on quarterly results, smaller public reporting companies such as ours are required to focus on short-term goals, such as quarterly financial results, often at the expense of longer-term objectives.  As a non-reporting company, we believe management will have increased operational flexibility by being able to devote more time to sustaining long-term growth.  We also believe that, as a non-reporting company, we will be able to more quickly react and respond to corporate opportunities in the future and avoid having to make publicly available certain proprietary or otherwise sensitive information about our business, operations and contractual relationships, which our competitors may otherwise be able use to their competitive advantage.

Limited Benefits from Access to the Public Markets. We enjoy very little benefit from being a public reporting company.  Benefits of being a public reporting company typically include:

•	access to the public markets for purposes of raising capital and for acquisitions;

•	access to public markets for liquidity purposes for our stockholders; and

•	the prestige of being a public reporting company, which can be helpful in recruiting, attracting and retaining key officers, directors and staff.

To date, we have been able to successfully finance our operations through private financings and bank financing.  We have found that our status as a public reporting company has not materially impacted our ability to recruit or retain officers and employees.

Lack of an Active Trading Market; Liquidity for Cashed-Out Stockholders. We believe the public marketplace has little interest in public reporting companies with a very small market capitalization and a limited amount of shares available for trading in the public marketplace. Moreover, we anticipate that it is unlikely that our Common Stock will achieve significant trading volume in the public marketplace so as to create a significantly active and liquid market in the foreseeable future. The average daily trading volume of our Common Stock during the last five years is 3,910 shares, during which time there were 646 days on which our Common Stock did not trade at all, and during the 120-day period ended August 15, 2012, there were 57 trading days on which our Common Stock did not trade at all, compared with only 28 trading days during that period in which our Common Stock was traded.  The realization that our Common Stock might not, in the foreseeable future, achieve significant trading volume as a public reporting company and the resulting limited liquidity is one of the reasons that the Special Committee and Board concluded that we are not benefiting substantially from being a public reporting company, and that it would be in our best interest and the best interests of our stockholders for us to suspend our reporting obligations with the SEC.  The Reverse Stock Split will also permit our Cashed-Out Stockholders (those holding fewer than 300 shares) to liquidate their holdings in us and receive a premium over the market price prevailing at the time of our public announcement of the Reverse Stock Split, likely without incurring brokerage commissions.  We believe that no service charge or brokerage commission will be payable by any Cashed-Out Stockholder in connection with the cash-out of shares in the Reverse Stock Split, but it is possible that individual brokers and agents may impose certain charges and fees in connection with such transaction.  We recommend you contact your broker or agent to determine if there are any applicable fees in connection with the cash-out transaction.

Fairness of the Reverse Stock Split

Substantive Fairness.  The Special Committee and the Board believe that the Reverse Stock Split is fair to our affiliated and unaffiliated stockholders, including Cashed-Out Stockholders and Continuing Stockholders.  After consideration of all aspects of the Reverse Stock Split, as described below, the Special Committee unanimously recommended, and the Board unanimously approved, the Reverse Stock Split.  Except for such recommendation and approval, we are not aware that any of our affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Reverse Stock Split.

The Special Committee and the Board considered, among other things, the factors listed below, as well as the alternatives to the Reverse Stock Split as noted below in “Special Factors—Alternatives Considered,” in reaching their conclusion as to the fairness of the Reverse Stock Split to our unaffiliated stockholders, including both unaffiliated holders who are cashed-out after the Reverse Stock Split and those who continue as stockholders after the Reverse Stock Split.  The Special Committee and the Board did not assign specific weight to any factors they considered, nor did they apply them in a formulaic fashion, although the Special Committee and the Board particularly noted the opportunity in the Reverse Stock Split for Cashed-Out Stockholders to sell their holdings at a premium, as well as the significant cost and time savings for us resulting from the Reverse Stock Split which will benefit our Continuing Stockholders.  The discussion below is not meant to be exhaustive, but we believe includes all material factors considered by the Special Committee and the Board in reaching their conclusions.

Future Cost and Time Savings. The Special Committee and the Board noted that, as a public reporting company, we are required to prepare and file with the SEC, among other items, quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.  As described above under “Special Factors – Purposes of and Reasons for the Reverse Stock Split,” we incur significant costs associated with our public reports and other filing obligations, as well as other external costs relating to our public reporting company status, which costs comprise a significant overhead expense.  The Special Committee and the Board considered management’s belief that the anticipated cost savings that we ultimately enjoy from suspension of our reporting obligations will offset the cost of the Reverse Stock Split in less than two years based upon an estimated transaction cost of $430,000.

Opinion of Financial Advisor.  With respect to the determination of whether the consideration to be paid to the Cashed-Out Stockholders is fair, the Special Committee and the Board considered the opinion of Cascadia Capital rendered on August 16, 2012, to the effect that, as of the date of, and based upon the assumptions made, matters considered and limits of review set forth in, Cascadia Capital’s opinion, the consideration to be received by Cashed-Out Stockholders pursuant to the Reverse Stock Split of $0.60 per share is fair, from a financial point of view, to such stockholders.  For more information about Cascadia Capital's opinion, you should read the discussion below under “Special Factors—Opinion of Cascadia Capital” and review the copy of the opinion attached as Annex B to this proxy statement.

Limited Liquidity for Our Common Stock and Opportunity to Liquidate.  The Special Committee and the Board noted that the trading volume in our Common Stock has been, and continues to be, relatively limited. The average daily trading volume of the stock for the 30-day, 60-day, 90-day and 120-day period ended August 15, 2012, which was prior to the Board’s approval of the Reverse Stock Split, was approximately 270, 300, 702 and 1,572 shares, respectively.  Moreover, the average daily trading volume of our Common Stock during the last five years is approximately 3,910 shares, during which time there were 646 days on which our Common Stock did not trade at all, and during the 120-day period ended August 15, 2012, there were 57 trading days on which our Common Stock did not trade at all, compared with only 28 trading days during that period on which our Common Stock was traded. Given the limited trading volume and liquidity of our Common Stock and the diffuse and fragmented nature of our stockholder base, the ability of our stockholders to liquidate their investment in us is consequently limited and, given the transaction costs associated with open market sales, it would likely be impractical for many of our stockholders to do so given their relatively small holdings.  Accordingly, the Reverse Stock Split provides a significant number of our stockholders with the opportunity to obtain cash for their shares in a relatively limited trading market and at a premium over the closing price of our Common Stock at the time of our announcement of the Reverse Stock Split.  While we anticipate that our Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split, there can be no assurance of any trading in, or market for, our Common Stock following the Reverse Stock Split.

Current and Historical Market Prices.  The Special Committee and the Board considered both the historical market prices and current market price of our Common Stock.  During the 30-day, 60-day, 90-day and 120-day period ended August 15, 2012, which was prior to the Board’s approval of the Reverse Stock Split, our average closing share price was $0.32, $0.35, $0.36 and $0.36, respectively.  The $0.60 cash-out price for Cashed-Out Stockholders, therefore, represents an approximately 88% premium over the average closing share price for the 30-day period ended August 15, 2012, an approximately 71% premium over the average closing share price for the 60-day period ended August 15, 2012, an approximately 67% premium over the average closing share price for the 90-day period ended August 15, 2012, an approximately 67% premium over the average closing share price for the 120-day period ended August 15, 2012, and an approximately 216% premium over the $0.19 closing share price of our Common Stock on September 10, 2012, the day immediately prior to our announcement of the Reverse Stock Split.

Financing History.  With respect to the determination of whether the consideration to be paid to the Cashed-Out Stockholders is fair, the Special Committee and the Board considered the tender offer we completed in December 2010 pursuant to a Tender Offer Statement on Schedule TO filed with the SEC in connection with which we, among other things, converted certain outstanding convertible promissory notes into shares of our Common Stock at a conversion price of $0.60 per share.  The Special Committee and the Board also considered the value associated with our Common Stock in connection with the LOC Agreement we entered into on March 9, 2012with Mr. Frank Nickell, pursuant to which Mr. Frank Nickell established an irrevocable standby letter of credit by JPMorgan in the amount of $2.0 million on our behalf and we agreed to use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which we would sell and issue shares of our Common Stock at a price per share of at least $0.60 for aggregate proceeds of at least $3.0 million, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid.

Equal Treatment of Affiliated and Unaffiliated Holders of Our Shares. The Reverse Stock Split will not affect holders of our shares differently on the basis of affiliate status, and our officers, directors and significant stockholders will all be treated similarly to unaffiliated stockholders.  The sole determining factor in whether a stockholder will be a Cashed-Out Stockholder or a Continuing Stockholder as a result of the Reverse Stock Split is the number of shares of our Common Stock held by the stockholder immediately prior to the Reverse Stock Split.

Potential Ability to Control Decision to Remain a Holder of or Liquidate Our Shares.  Current holders of fewer than 300 shares can remain stockholders of us by acquiring additional shares so that they own at least 300 shares immediately before the Reverse Stock Split.  Conversely, stockholders that own 300 or more shares and desire to liquidate their shares in connection with the Reverse Stock Split (at the price offered by us) can reduce their holdings to fewer than 300 shares by selling shares prior to the Reverse Stock Split.  However, given the historically limited trading market for our Common Stock on the OTCQB, we cannot assure you that any shares will be available for purchase or that any purchaser will be available to purchase your shares; therefore, a stockholder seeking to either increase or decrease holdings prior to the effective time of the Reverse Stock Split may not be able to do so or do so on economically acceptable terms.  As a result, there can be no assurance that a stockholder will be able to acquire or sell sufficient shares to control whether such stockholder remains a stockholder following the effective time of the Reverse Stock Split.  In addition, while we anticipate that our Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split, there can be no assurance of any trading in, or market for, our Common Stock following the Reverse Stock Split.  Due to these concerns, the Special Committee and the Board did not place undue emphasis on this factor.

Lack of Attractive Strategic Alternatives.  Neither the Special Committee nor the Board is aware of any firm offers during the past two years by any person or entity, including any unaffiliated person or entity, for the merger or consolidation of us, the sale or other transfer of all or any substantial part of our assets, or a purchase of our shares of Common Stock or other securities that would enable the holder to exercise control of us.

Going Concern Value. Each of Cascadia Capital’s valuation analyses assumed that we would continue operating as a going concern following the Reverse Stock Split, and therefore neither the Special Committee nor the Board believed that a separate analysis based solely on our going concern value was necessary. Cascadia Capital noted to the Special Committee and the Board that given the inherent uncertain nature of our internal financial forecasts, Cascadia Capital did not utilize or rely on any discounted cash flow analysis for purposes of its valuation analysis.

Net Book Value and Liquidation Value. The Special Committee and the Board did not consider net book value a material indicator of our value because it is merely indicative of historical costs and, given our significant accumulated net loss to date, does not reflect the reasonable market value for an early stage company like ours.  The Special Committee and the Board also determined that a liquidation analysis had minimal relevance in light of the fact that we will remain as a continuing business and the Reverse Stock Split will not result in a change of control of us.

Procedural Fairness. No unaffiliated representative acting solely on behalf of our unaffiliated stockholders for the purpose of negotiating the terms of the Reverse Stock Split or preparing a report covering the fairness of the Reverse Stock Split was retained by us, nor were special provisions made to grant unaffiliated stockholders access to our corporate files or to obtain counsel or appraisal services.  The Special Committee and the Board took note of the fact that the interests of unaffiliated stockholders inherently varied depending upon whether any particular unaffiliated stockholder held 300 shares or more or held fewer than 300 shares.  The Special Committee and the Board believe that separate representatives and advisors for each of these classes would have provided no measurable additional protection to unaffiliated stockholders.

The Special Committee and the Board also noted that this proxy statement, along with our other filings with the SEC, provide a great deal of information to enable unaffiliated stockholders to make an informed decision as to the Reverse Stock Split, and that no special provision for the review of our files was necessary. The Special Committee and the Board noted, though, that subject to certain conditions, Delaware law already provides stockholders with the right to review our books and records.

The Board determined not to condition the approval of the Reverse Stock Split on approval by a majority of unaffiliated stockholders. The Board noted that affiliated and unaffiliated stockholders will be treated equally in the Reverse Stock Split. If separate approval of unaffiliated stockholders were required, our affiliated stockholders would receive lesser voting rights than unaffiliated stockholders solely on the basis of their affiliate status even though they will receive no additional benefits or different treatment in the Reverse Stock Split and any such requirement would prevent a majority of the outstanding shares of our Common Stock from participating in the consideration of the proposed Reverse Stock Split. Furthermore, a vote of the majority of unaffiliated stockholders is not required under Delaware law.  Finally, stockholders can attempt to increase or decrease their existing holdings prior to the effective time of the Reverse Stock Split, so as to hold 300 or more shares of Common Stock prior to the effective time of the Reverse Stock Split, thereby avoiding being cashed-out, or reduce their stock ownership to fewer than 300 shares prior to the effective time of the Reverse Stock Split, thereby electing to be cashed-out.  However, given the historically limited trading market for our Common Stock on the OTCQB, we cannot assure you that any shares will be available for purchase or that any purchaser will be available to purchase your shares; therefore, a stockholder seeking to either increase or decrease holdings prior to the effective time of the Reverse Stock Split may not be able to do so or do so on economically acceptable terms.

Disadvantages of the Reverse Stock Split.  The Special Committee and the Board also considered the disadvantages of the Reverse Stock Split, including the following:

No Participation in Future Growth by Cashed-Out Stockholders.  After the Reverse Stock Split, Cashed-Out Stockholders will no longer have any ownership interest in us and will no longer participate in our future earnings and growth.  While we anticipate that our Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split, there can be no assurance of any trading in, or market for or opportunity to purchase, our Common Stock following the Reverse Stock Split.

Reduction in Information About Us.  After completion of the Reverse Stock Split, we will cease to file annual, quarterly, current, and other reports and documents with the SEC. While we intend to continue to make available audited annual financial statements as well as provide periodic interim financial updates to Continuing Stockholders, we will not be under any continuing obligation to do so.  We will not be providing periodic reports in the format currently required of us under the provisions of the Exchange Act and as a result, while we intend to continue to maintain ongoing communications with our Continuing Stockholders, those stockholders will have access to less information about us and our business, operations, and financial performance.

Limited Liquidity.  After the Reverse Stock Split, we anticipate that our Common Stock will likely be traded on the Pink Sheets. However, trading opportunities in the Pink Sheets will be dependent upon whether any broker-dealers commit to make a market for our Common Stock.  We cannot guarantee whether our Common Stock will be traded on the Pink Sheets. In addition, because of the possible limited liquidity for our Common Stock and the suspension of our obligation to publicly disclose financial and other information under the Exchange Act, Continuing Stockholders (including Continuing Stockholders who are our officers, directors and/or significant stockholders) may potentially experience a decrease in the value of their Common Stock following the Reverse Stock Split.

Limited Oversight; Reduced Regulatory Protections. After completion of the Reverse Stock Split, we will no longer be subject to the corporate governance compliance and disclosure obligations and other provisions of the Sarbanes-Oxley Act that were designed to protect investors and certain of the liability provisions of the Exchange Act.  In addition, certain rights and protections that the federal securities laws provide to stockholders of public reporting companies will cease to be available and the suspension of our reporting obligations under the Exchange Act will make many of the provisions of the Exchange Act that are intended to protect investors, such as the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13, and the reporting obligations and short-swing profit provisions under Section 16, no longer applicable.

Transaction Costs.  We currently estimate that the cost of payment to Cashed-Out Stockholders, professional fees, transfer agent costs and other expenses of the Reverse Stock Split will total approximately $430,000.  However, it is management’s belief that the anticipated cost savings that we ultimately enjoy from suspension of our reporting obligations will offset the cost of the Reverse Stock Split in less than two years.

Possibility of Filing Requirements Reinstituted.  The filing of the Form 15 will result in the suspension and not the termination of our filing obligations under the Exchange Act. This suspension remains in effect so long as we have fewer than 500 stockholders of record (or 300 stockholders of record if our total assets have exceeded $10 million on the last day of any our three most recent fiscal years). Thus, subsequent to the time the Form 15 becomes effective, if on the first day of any fiscal year we have more than 500 stockholders of record (or 300 stockholders of record if our total assets have exceeded $10 million on the last day of any our three most recent fiscal years), then we must resume reporting pursuant to Section 15(d) of the Exchange Act.

No Appraisal Rights.  Under Delaware law, our Certificate of Incorporation and our bylaws, no appraisal or dissenters’ rights are available to our stockholders who dissent from the Reverse Stock Split.

Reduced Management Incentive. The lack of liquidity provided by a ready market may result in fewer opportunities to utilize equity-based incentive compensation tools to recruit and retain top executive talent.  Stock options and other equity-based incentives are typically less attractive if they cannot be turned into cash quickly and easily once earned.  The Special Committee and the Board believe that this is unlikely to have any significant adverse impact on us, since stock options and other equity-based incentives have not been a significant part of our executives’ compensation packages in the past given the relative illiquidity of our Common Stock.

Less Attractive Acquisition Currency. Stock that is registered with the SEC and actively traded on an exchange or automated quotation system is generally a more attractive acquisition currency than unregistered stock, since the recipient of the publicly traded security has constant access to important information about the public reporting company, can access the market to sell the stock and can easily determine the value of the stock (i.e., the price to be received upon sale).  A recipient of less liquid securities of a non-reporting company must depend on liquidity either via negotiated buy-out or buy-back arrangements or a liquidity event by the company that is generally outside of its control.  The Special Committee and the Board recognized that this may not be a significant disadvantage, however, because the relative illiquidity of our shares makes our stock less attractive than publicly traded securities with significant trading volume.

Reduced Equity Capital Raising Opportunities.  One of the primary reasons many companies “go public” is to be able to more easily and efficiently access the public capital markets to raise cash.  Similar opportunities are generally less available (without significant expense) to companies that do not have a class of securities registered with the SEC.  Following the Reverse Stock Split, it will likely be more difficult, costly and time consuming for us to raise equity capital from public sources.  Again, the Special Committee and the Board have concluded that this may be of little significance to us since to date we have not accessed the public capital markets to raise funds, and this has not been, and is not expected to be, an action that we would wish to pursue for the foreseeable future.

Loss of Prestige.  Public reporting companies are often viewed by stockholders, employees, investors, customers, vendors and others as more established, reliable and prestigious than non-reporting companies.  In addition, public reporting companies are often followed by analysts who publish reports on their operations and prospects and garner more press and media coverage than non-reporting companies.  Companies that lose status as a public reporting company may risk losing prestige in the eyes of the public, the investment community and key constituencies.  However, the Special Committee and the Board felt that this was not a significant factor in considering whether to undertake the Reverse Stock Split due to the fact that we do not currently enjoy research analyst coverage or similar media attention.

Tax Treatment. For those stockholders who receive a cash payment as a result of the Reverse Stock Split, their receipt of cash may be a taxable transaction for United States federal income tax purposes and may be taxable for state, local, foreign and other tax purposes as well.  Amounts received may result in capital gains or losses depending on their situation.  See “Special Factors – Material U.S. Federal Income Tax Consequences of the Reverse Stock Split.”  You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse Stock Split in light of your particular circumstances, including under any applicable state and local tax laws.

Alternatives Considered

As stated above in “Special Factors—Background of the Reverse Stock Split,” the Special Committee and the Board considered other methods of effecting a transaction to suspend our reporting obligations under the Exchange Act, but ultimately rejected each of these alternatives and determined that the Reverse Stock Split was preferable to the other alternatives.

When considering the various alternatives to the Reverse Stock Split, the primary focus was the level of assurance that the selected alternative would result in us having fewer than 500 record owners of our Common Stock, thus allowing us to achieve our objective of suspending our reporting obligations under the Exchange Act, the time frame within which such alternative could reasonably be expected to be achieved, again relative to the other alternatives under consideration, as well as the potential costs of the alternative transactions.

Also as discussed above in “Special Factors—Background of the Reverse Stock Split,” from time to time our Board and management have considered whether to engage in various strategic alternatives, including third-party financings or the sale or merger of our company.  With respect to equity financings, as described elsewhere in this proxy statement, we have engaged in several debt and equity financings since our inception to fund operations.  We did not consider an equity financing  as an alternative to the proposed going private transaction because, while we will likely continue to require third-party financing to fund our operations, as described above in “Special Factors—Background of the Reverse Stock Split,” one of the primary purposes of the proposed going private transaction is to reduce our expenses in order to help decrease the amount of revenue that we would need to generate from operations and/or the amount of outside capital that we will be required to obtain in the future in order to cover our operating expenses, and an equity financing would not serve to reduce such expenses.  With respect to a sale or merger, during the past several years we have received no serious offers for the purchase of us or the merger of us into another entity, and therefore that has not been a viable alternative for us.  We have never considered liquidation as a potential strategic alternative as we are a continuing business and we do not feel that liquidation would be in the best interests of our stockholders.  Specifically, the amount of our liabilities far exceeds the value of our assets, and therefore we felt that it was in the best interests of our stockholders to continue as a going concern in an effort to maximize stockholder value.

For these reasons, at the time the Board was considering the options for going private, there was no consideration of any other alternatives, other than simply continuing to maintain our status as a public reporting company, that were not related to suspension of our reporting obligations under the Exchange Act.

Issuer Tender Offer.  Under this alternative, we would offer to purchase a set number of shares of our Common Stock according to a specific timetable.  Because of the requirement in an issuer tender offer to treat tendering stockholders ratably, shares would have to be repurchased on a pro rata basis and, as a result, there would be no assurance that enough stockholders would tender all of their shares of our Common Stock to reduce the number of record owners of our Common Stock to fewer than 500. Additionally, the cost of effecting an issuer tender offer would likely be greater than the cost of implementing a reverse stock split since partial tenders by larger holders would require payment for tendered shares without reducing the number of record holders. If the number of record holders remained in excess of 500, we would then have to resort to a reverse stock split to eliminate additional record holders.  In light of the indeterminate number of shares necessary to accomplish the objective of a suspending our reporting obligations under this alternative, the cost of doing so was determined to be too uncertain and most likely significantly in excess of the cost associated with the Reverse Stock Split.

Odd Lot Tender Offer.  Unlike a traditional issuer tender offer, an odd lot tender offer would be offered only to stockholders owning a set number (or fewer) shares of our Common Stock.  Because the tender of shares would be at the option of the stockholder, there could be no assurance that enough stockholders would participate so as to reduce the number of record holders to fewer than 500.  While the time frame for completing an odd lot tender offer is shorter than the period of time involved in accomplishing a reverse stock split and could be less expensive, the Special Committee and Board opted for the Reverse Stock Split because of the lack of assurance that an odd lot tender offer would produce the intended result.

Purchase of Shares on the Open Market.  We have the ability to make periodic repurchases of our Common Stock in the open market.  However, this alternative would take an extended amount of time to complete, especially given the number of our stockholders who hold a relatively small number of shares, and, as it would be voluntary, there would be no assurance of acquiring sufficient shares to reduce the number of record holders to fewer than 500. The cost of such a method would also be undeterminable.  Also, because many registered stockholders who own small numbers of shares do not hold their shares in brokerage accounts, open market purchase efforts are ineffective in reaching such stockholders, and in any event, the transaction costs associated with open market purchases would likely make this alternative impracticable for many of our stockholders given their relatively small holdings.

Maintaining the Status Quo. The Special Committee and the Board also considered taking no action to reduce the number of our stockholders and therefore remaining a public reporting company.  However, due to the significant and increasing costs of being a public reporting company, the Special Committee and the Board believed that maintaining the status quo would be detrimental to all of our stockholders.  We would continue to incur the costs of being a public reporting company without realizing many of the benefits of public reporting company status.  Furthermore, the Special Committee and the Board believed that stockholders may not be able to efficiently liquidate their investment in us in the foreseeable future even if we remained a public reporting company.

For the reasons discussed above, the Special Committee and the Board unanimously determined that the Reverse Stock Split was the most expeditious and economical transaction to suspend our reporting obligations under the Exchange Act.

Recommendation of the Special Committee and Approval of the Board

At a meeting held on August 16, 2012, based on the recommendation of the Special Committee and on the foregoing analyses, including a consideration of the advantages, disadvantages, and fairness of the Reverse Stock Split, the Board unanimously determined that the Reverse Stock Split is procedurally and substantively fair to Helix and our affiliated and unaffiliated stockholders, including Cashed-Out Stockholders and Continuing Stockholders, unanimously approved the Reverse Stock Split and recommends that you vote “FOR” approval of the Reverse Stock Split.

Voting Information

A majority of the outstanding shares of our Common Stock will constitute a quorum for the purposes of approving the amendment to our Certificate of Incorporation to effect the Reverse Stock Split.  Assuming the presence of a quorum, the affirmative vote of the majority of outstanding shares of our Common Stock entitled to vote at the Meeting is required to approve the Reverse Stock Split. Our directors and executive officers have indicated that they intend to vote their shares of our Common Stock (2,978,159 shares, or approximately 6.0% of our issued and outstanding shares eligible to vote at the Special Meeting) “FOR” the Reverse Stock Split, and Mr. Frank Nickell, who owned 19,912,799 shares of our Common Stock, or 40.0% of our outstanding shares of Common Stock, as of October 31, 2012, has indicated that he would not generally oppose the Reverse Stock Split.

Effects of the Reverse Stock Split

Generally

The Board is soliciting stockholder approval for the Reverse Stock Split.  If approved by the stockholders and implemented by the Board, the Reverse Stock Split will become effective on such date as may be determined by our Board.

At the Meeting, stockholders are being asked to consider and vote upon the proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split.  A copy of the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex A to this proxy statement.

If the Reverse Stock Split is completed, the following will occur:

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Each share of Common Stock held of record by a Cashed-Out Stockholder immediately prior to the effective time of the Reverse Stock Split will be converted into the right to receive $0.60 in cash per pre-split share of Common Stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest.

•
Stockholders that hold at least one share of Common Stock after the Reverse Stock Split will continue as Continuing Stockholders, and any resulting fractional shares owned by such Continuing Stockholders following the Reverse Stock Split will remain outstanding as fractional shares and such Continuing Stockholders will not be entitled to receive any cash payment.

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We expect to have fewer than 500 record holders of Common Stock following the Reverse Stock Split, and, therefore (given that our total assets have not exceeded $10 million on the last day of any our three most recent fiscal years), we expect to be eligible to suspend our reporting obligations under the Exchange Act pursuant to Rule 12h-3 of the Exchange Act, including the requirement to file annual and periodic reports and other filings required under the federal securities laws that are applicable to public reporting companies, and eliminate most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act.

Effects on Helix

We have 100,000,000 shares of Common Stock authorized, 12,000,000 of which are reserved for issuance pursuant to our equity incentive plans. As of October 31, 2012, we had 49,720,255 shares issued and outstanding.  The consummation of the Reverse Stock Split will not have an effect on the number of shares of our Common Stock authorized and the par value of our Common Stock will remain the same.  Following the consummation of the Reverse Stock Split, we will have an aggregate of approximately ♦ shares of Common Stock issued and outstanding, 40,000 shares of Common Stock reserved for issuance pursuant to our equity incentive plans and approximately 9,433 shares of Common Stock reserved for issuance upon exercise of our outstanding warrants.  Cashed-Out Stockholders will be paid $0.60 in cash for each share of Common Stock held immediately prior to the Reverse Stock Split, subject to any applicable U.S. federal, state and local withholding tax, and without interest.  Shares cashed-out as a result of the Reverse Stock Split will be retired and will be authorized but unissued shares.  The Reverse Stock Split will not alter the relative voting and other rights of our outstanding Common Stock.

Each share of Common Stock that remains outstanding after the completion of the Reverse Stock Split will continue to entitle its owner to one vote regarding matters presented to holders of shares of Common Stock.  The Reverse Stock Split is expected to reduce the number of our stockholders of record from approximately ♦ to approximately ♦, based on recent stockholder records and determined in accordance with the rules promulgated by the SEC with respect to calculating stockholders of record.

Upon completion of the Reverse Stock Split, it is anticipated that we will have fewer than 500 stockholders and will therefore be eligible to suspend our reporting obligations under the Exchange Act pursuant to Rule 12h-3 of the Exchange Act (given that our total assets have not exceeded $10 million on the last day of any our three most recent fiscal years) and become a non-reporting company.  In determining whether the number of our stockholders of record falls below 500 as a result of the Reverse Stock Split, we will count stockholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including us, are subject to the reporting requirements of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.  However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions. Rather, Cede & Co.’s and these depositories’ accounts are treated as the record holders of our shares.  Based on information available to us as of the Record Date, we expect that as a result of the Reverse Stock Split the number of our stockholders of record would be reduced to approximately ♦.

Our reporting obligations under the Exchange Act may be suspended upon application by us to the SEC if there are fewer than 500 holders of record of our Common Stock (given that our total assets have not exceeded $10 million on the last day of any our three most recent fiscal years).  Accordingly, after the Reverse Stock Split we will file with the SEC a Form 15 certifying that we have fewer than 500 stockholders of record and our obligation to file periodic and current reports under the applicable provisions of the Exchange Act will be suspended immediately upon the filing of the Form 15 with the SEC.  However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 500 stockholders of record (or 300 stockholders of record if our total assets have exceeded $10 million on the last day of any our three most recent fiscal years), we once again will become subject to the reporting obligations of the Exchange Act.  We will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

We anticipate that following the Reverse Stock Split we will continue to operate our business as we have done prior to the Reverse Stock Split.  It is anticipated that the same officers and directors will continue in their roles as officers and directors immediately following the Reverse Stock Split, and we do not anticipate any significant corporate events in the near future.

The Reverse Stock Split is estimated to result in the retirement of approximately ♦ shares at a cost of $0.60 per share.  Including expenses for the Reverse Stock Split, we currently estimate that the total cost of the Reverse Stock Split to us, including fees and expenses for various legal and financial advisers, will be approximately $430,000, most of which has already been incurred and paid by us.  The consideration to be paid to Cashed-Out Stockholders and the other costs of the Reverse Stock Split will be paid from cash on hand and, to the extent that we have insufficient cash on hand to fund such expenses, through borrowings against an existing letter of credit with JPMorgan Chase Bank, N.A, which was established on our behalf by Mr. Frank Nickell in the amount of $2.0 million, pursuant to an LOC Agreement entered into between us and Mr. Frank Nickell on March 9, 2012.  See “Special Factors—Source and Amount of Funds and Expenses.”  It is management’s belief that the anticipated cost savings that we ultimately enjoy from suspension of our reporting obligations will offset the cost of the Reverse Stock Split in less than two years.

Our Common Stock is currently traded on the OTCQB and we expect that after the Reverse Stock Split our Common Stock will likely be traded on the Pink Sheets.  The resulting lack of public information concerning us that will be available after the Reverse Stock Split, however, may further reduce the liquidity of our Common Stock.  It is expected that any trading in our Common Stock after the transaction will only occur on the Pink Sheets or in privately negotiated sales.  The Pink Sheets is maintained by Pink Sheets OTC Markets, Inc., a quotation service that collects and publishes market maker quotes for over-the-counter securities.  The Pink Sheets is not a stock exchange or a regulated entity.  Price quotations are provided by over-the-counter market makers and company information is provided by the over-the-counter companies.  There is no assurance that there will be any Pink Sheets quotations after the Reverse Stock Split (at least one market maker is required in order for our shares to be traded on the Pink Sheets) or that, if such quotations begin, they will continue for any length of time.

Effects on Cashed-Out Stockholders

Stockholders holding fewer than 300 shares of Common Stock immediately prior to the effective time of the Reverse Stock Split will be Cashed-Out Stockholders and will cease to be stockholders of us.  They will lose all rights associated with being a stockholder of us, such as the rights to attend and vote at stockholder meetings and receive dividends and distributions, if any.  Such Cashed-Out Stockholders will have the right to receive $0.60 in cash per pre-split share of Common Stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest, for each share of Common Stock owned immediately prior to the Reverse Stock Split.  Such stockholders will be liable for any applicable taxes but will likely not be required to pay brokerage fees.  We believe that no service charge or brokerage commission will be payable by any Cashed-Out Stockholder in connection with the cash-out of shares in the Reverse Stock Split, but it is possible that individual brokers and agents may impose certain charges and fees in connection with such transaction.  We recommend you contact your broker or agent to determine if there are any applicable fees in connection with the cash-out transaction.  Promptly after the effective time of the Reverse Stock Split, we will send a transmittal letter explaining to such stockholders how they can surrender their share certificates in exchange for cash payment.  The length of time between the effective time of the Reverse Stock Split and the date on which Cashed-Out Stockholders will receive their cash will depend, in part, on the amount of time taken by each Cashed-Out Stockholder to return his or her stock certificates with a properly completed letter of transmittal.  No cash payment will be made to any Cashed-Out Stockholder until he or she has surrendered his or her outstanding certificate(s), together with the letter of transmittal, in accordance with the terms of the letter of transmittal.  Following the surrender of share certificates in accordance with the terms of the letter of transmittal, Cashed-Out Stockholders should receive their cash payments promptly.  No interest will be paid on the cash payment at any time.  Amounts due to Cashed-Out Stockholders that are not timely claimed after the Reverse Stock Split may be required to be paid to the designated agent under the escheat laws of the various jurisdictions where such stockholders reside, where we are domiciled and where the funds would be deposited. Thereafter, Cashed-Out Stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid pursuant to applicable escheat laws.

If a stockholder owns fewer than 300 shares of our Common Stock before the Reverse Stock Split and thus would be a Cashed-Out Stockholder, the only way that such stockholder can continue to be our stockholder after the Reverse Stock Split is to acquire, prior to the effective time of the Reverse Stock Split, sufficient additional shares to cause such stockholder to own a minimum of 300 shares at the effective time of the Reverse Stock Split or acquire shares of our Common Stock after the Reverse Stock Split. However, given the historically limited liquidity in our stock, there is no assurance that any shares will be available for purchase. In such an instance, the stockholder would no longer remain a stockholder after the effective time of the Reverse Stock Split.  While we anticipate that our Common Stock will likely be traded on the Pink Sheets following the Reverse Stock Split, there can be no assurance of any trading in, or market for or opportunity to purchase, our Common Stock following the Reverse Stock Split.  Cashed-Out Stockholders will have no further opportunity to share in our assets, earnings or profits, if any, following the effective time of the Reverse Stock Split.

The number of shares held by a stockholder of record in two or more separate but identical record holder accounts will be combined to determine the number of shares of our Common Stock owned by that holder and, accordingly, whether the holder will be a Cashed-Out Stockholder or a Continuing Stockholder.  Shares held by record holders in joint accounts, such as by a husband and wife, and shares held in similar capacities will be treated separately and will not be combined with individual accounts in determining whether a holder will be a Cashed-Out Stockholder or a Continuing Stockholder.  We intend to treat stockholders holding our Common Stock in street name in the same manner as record holders.  Prior to the effective time of the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name, ask them to provide us with information on how many fractional shares will be cashed-out, and request that they effect the Reverse Stock Split for their beneficial holders.  However, these banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  As a result, a stockholder owning 300 or more shares of Common Stock may nevertheless have those shares cashed-out if the stockholder holds shares in a combination of street name accounts and record holder accounts or holds shares in separate accounts in several brokerage firms.  If you are in this situation and desire to remain one of our stockholders after the Reverse Stock Split, you may consolidate your holdings into one brokerage account or record holder account prior to the effective time of the Reverse Stock Split.  Conversely, if you hold an account with fewer than 300 shares in street name and want to ensure that your shares are cashed-out, you may want to change the manner in which your shares are held from street name into a record holder account in your own name so that you will be a record owner of the shares.

Effects on Continuing Stockholders

If the Reverse Stock Split is implemented, stockholders owning 300 shares or more of our Common Stock immediately prior to the Reverse Stock Split will continue to be stockholders and will therefore continue to participate, as a stockholder, in our future potential earnings or growth, if any.  In addition, such Continuing Stockholders will receive fractional shares to the extent the amount of shares owned by such Continuing Stockholders following the Reverse Stock Split is not equally divisible by 300 and will not receive a cash payment for any of their shares as a result of the Reverse Stock Split.

Continuing Stockholders may experience reduced liquidity of their shares of Common Stock.  We anticipate that our Common Stock will likely be traded on the Pink Sheets, but there can be no assurance of any trading in, or market for, our Common Stock following the Reverse Stock Split.

While we will no longer be under a legal obligation to file financial or other reports with the SEC, we intend to maintain communications with our Continuing Stockholders.  We plan to make available our audited financial statements as well as to provide periodic interim financial updates to Continuing Stockholders. However, those stockholders will not receive or have access to the same financial and other business information about us that they would if we continued to make public disclosures pursuant to the Exchange Act.  Following the Reverse Stock Split, however, Continuing Stockholders will continue to have the right, upon written request to us, to receive certain information in appropriate circumstances, to the extent provided by Delaware law, including, for example, the right to view and copy our stock ledger, a list of our stockholders and other books and records, provided that the requesting party is a stockholder, makes the request in the form required by Delaware law, and does so for a proper purpose.

In addition, certain rights and protections that the federal securities laws provide to stockholders of public reporting companies will cease to be available and the suspension of our reporting obligations under the Exchange Act will make many of the provisions of the Exchange Act that are intended to protect investors, such as the proxy solicitation rules under Section 14, the stock ownership reporting rules under Section 13, and the reporting obligations and short-swing profit provisions under Section 16, no longer applicable, and the Sarbanes-Oxley Act, which imposed many additional rules and regulations on public reporting companies that were designed to protect investors, including substantive disclosure requirements, will no longer apply to us.

We also believe that, following the Reverse Stock Split, Continuing Stockholders will benefit from the savings in direct and indirect operating costs resulting from us no longer being required to maintain our public reporting company status.  Our direct out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act and the Sarbanes-Oxley Act were approximately $342,000 in fiscal year 2011 and we expect these costs to be approximately $363,000 in fiscal year 2012. As we noted above, we ultimately expect to realize recurring annual cost savings in excess of $350,000 as a result of suspending our SEC reporting obligations, which includes estimated executive and administrative time incurred in complying with public reporting company requirements.  Our Continuing Stockholders, including our unaffiliated stockholders, will be the beneficiaries of these savings. See “Special Factors—Purposes of and Reasons for the Reverse Stock Split.”  Continuing Stockholders will have the opportunity to participate in our future growth and earnings, if any, as we go forward as a more streamlined entity without the costs of compliance with SEC reporting requirements.

If a stockholder holds 300 or more shares of our Common Stock before the Reverse Stock Split, such stockholder can only receive cash for all of their shares in connection with the Reverse Stock Split if, prior to the effective time of the Reverse Stock Split, such stockholder reduces its ownership to fewer than 300 shares by selling or otherwise transferring shares.  However, given the historically limited liquidity in our Common Stock, we cannot assure you that any purchaser for your shares will be available, and thus there can be no assurance that you will be able to reduce your stock ownership to fewer than 300 shares.   In such an instance, you would remain a Continuing Stockholder and would not be cashed-out in connection with the Reverse Stock Split.

Finally, as of June 30, 2012, we had estimated our net operating losses (“NOLs”) to be approximately $39.0 million, as determined for U.S. federal income tax purposes.  As discussed below, we do not believe that the Reverse Stock Split will limit our ability to utilize the NOLs to offset future taxable income for U.S. federal income tax purposes. See “Special Factors – Material U.S. Federal Income Tax Consequences of the Reverse Stock Split.”  Our Continuing Stockholders generally will not be able to take direct advantage of our NOLs as a result of the Reverse Stock Split.  While beneficial to us (and indirectly to our stockholders), the preservation of NOLs did not directly impact our decision to structure the Reverse Stock Split in its current form.

Effects on Our Affiliates

Our affiliates will participate in the Reverse Stock Split to the same extent as non-affiliates as described above under “—Effects on Cashed-Out Stockholders” and “—Effects on Continuing Stockholders,” as applicable based on the number of shares of Common Stock held by such affiliates.

Upon the effectiveness of the Reverse Stock Split, the ownership percentage of the shares of our Common Stock held by Continuing Stockholders, including our affiliates, will increase proportionally by less than ♦% as a result of the reduction of the number of shares of our Common Stock outstanding by approximately ♦ shares from 49,720,255 shares as of October 31, 2012, which was not a factor considered by the Special Committee or the Board in evaluating the benefits of the Reverse Stock Split.  The increase in the ownership percentage of our shares of Common Stock held by Continuing Stockholders, including our affiliates, and the reduction in the number of shares outstanding following the completion of the Reverse Stock Split is based on record holder information that we received as of ♦, 2012 from our Transfer Agent as to our record holders, and information we have received regarding the holdings of beneficial owners of our Common Stock held in street name.  The number of shares of our Common Stock to be cashed-out in the Reverse Stock Split may vary from the estimate above, and the ownership percentage of our shares of Common Stock held by our affiliates and the ownership percentage of Continuing Stockholders after the Reverse Stock Split will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of Common Stock prior to the effective time of the Reverse Stock Split, and depending on the number of street name shares that are actually cashed-out in the Reverse Stock Split. Like all other Continuing Stockholders, these affiliates also are likely to experience reduced liquidity of their shares of Common Stock.

Our executive officers and directors are expected to retain their respective positions with us immediately following the Reverse Stock Split. In addition, our affiliates may have interests in the Reverse Stock Split that are different from your interests as a stockholder, and have relationships that may present conflicts of interest, including holding options to purchase shares of our Common Stock that will remain outstanding following the Reverse Stock Split. See “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons.”

Effects on Option Holders

Based upon the Reverse Stock Split ratio of 1-for-300, proportionate adjustments will be required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options granted under our equity incentive plans (the “Plans”). This would result in approximately the same aggregate price being required to be paid under such options and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  For example, outstanding stock options to purchase 15,000 shares of our Common Stock at an exercise price of $1.00 per share prior to the Reverse Stock Split would automatically be adjusted proportionately into stock options to purchase 50 shares of our Common Stock at an exercise price of $300 per share following the Reverse Stock Split, resulting in the same aggregate exercise price being required to be paid under such options and the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to our Plans will be proportionately adjusted based upon the Reverse Stock Split ratio, subject to our treatment of fractional shares.  All other terms and conditions of the options will continue to be governed by the Plans and applicable option agreements.

Effects on Warrant Holders

Based upon the Reverse Stock Split ratio of 1-for-300, proportionate adjustments will be required to be made to the per share exercise price and the number of shares issuable upon the exercise of all of our outstanding warrants.  This would result in approximately the same aggregate price being required to be paid under such warrants and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  All other terms and conditions of the warrants will continue to be governed by the respective warrant agreements. For example, outstanding warrants to purchase 150,000 shares of our Common Stock at an exercise price of $0.50 per share prior to the Reverse Stock Split would automatically be adjusted proportionately into warrants to purchase 500 shares of our Common Stock at an exercise price of $150 per share following the Reverse Stock Split, resulting in the same aggregate exercise price being required to be paid under such warrants and the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Opinion of Cascadia Capital

We engaged Cascadia Capital to render an opinion to the Special Committee and the Board as to the fairness, from a financial point of view, of the consideration of $0.60 per share to be received by Cashed-Out Stockholders pursuant to the Reverse Stock Split.  Cascadia Capital, a Seattle, Washington-based investment and merchant banking firm, served as financial advisor to the Special Committee and the Board.  As part of its investment and merchant banking business, Cascadia Capital is regularly engaged in performing financial analyses with regard to businesses and their securities in connection with mergers and acquisitions, financings, restructurings, principal investments, valuations, fairness opinions and other financial advisory services.  Since its founding in 2000, the firm has assisted numerous boards of directors of public and private companies in reviewing various transactions and opining as to the fairness of such transactions to certain constituents from a financial point of view.

The advisory agreement between us and Cascadia Capital dated July 10, 2012 provides that for its services, Cascadia Capital is entitled to receive from us a fee of $55,000, which was paid as follows: $25,000 was paid upon execution of the advisory agreement and $30,000 was paid upon Cascadia Capital’s delivery of its August 16, 2012 opinion. No portion of the fee paid to Cascadia Capital was contingent upon the consummation of the Reverse Stock Split.  In addition, we have agreed to indemnify Cascadia Capital and certain related persons against liabilities arising out of Cascadia Capital’s services as a financial advisor to the Special Committee and the Board.

Other than the preparation of its opinion in connection with the Reverse Stock Split, during the two years preceding the date of its opinion, Cascadia Capital has not had any material relationship with any party to the proposed transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated; except that, as part of its investment banking and financial advisory businesses, Cascadia Capital is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, private placements and valuations for corporate and other purposes. Cascadia Capital may provide valuation and financial advisory services to us or the Board (or any committee thereof) in the future.

On August 15, 2012, Cascadia Capital summarized its valuation methodologies and analyses and rendered an oral opinion to the Special Committee, which was subsequently confirmed in a written opinion to the Board dated August 16, 2012, that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, as of such date, the consideration to be received by Cashed-Out Stockholders pursuant to the Reverse Stock Split of $0.60 per share was fair, from a financial point of view, to such holders. A copy of Cascadia Capital’s August 15, 2012 presentation is attached as Annex C to this proxy statement.

The full text of the written opinion of Cascadia Capital, which sets forth, among other things, assumptions made, procedures followed, matters considered, qualifications and exceptions, and limitations of the reviews undertaken in rendering the opinion, is attached as Annex B to this proxy statement. Stockholders are urged to read the opinion carefully and in its entirety.  In addition, we will make the opinion available for inspection and copying at our principal executive offices during regular business hours by any stockholder or such stockholder’s representative.

The opinion of Cascadia Capital is directed to the Board and addresses only the fairness, from a financial point of view, of the consideration to be received by Cashed-Out Stockholders pursuant to the Reverse Stock Split.  The opinion of Cascadia Capital is not a recommendation as to how the Special Committee, the Board, any stockholder or any other person or entity should vote or act with respect to any matters relating to the Reverse Stock Split.  Further, the Cascadia Capital opinion does not in any manner address our underlying business decision to pursue the Reverse Stock Split or the relative merits of the Reverse Stock Split as compared to any alternative business transaction or strategy.

The following is a summary of the material analyses performed by Cascadia Capital in connection with rendering its opinion.  While this summary describes the analyses and factors that Cascadia Capital deemed material in its opinion, it does not purport to be a comprehensive description of all analyses and factors considered by Cascadia Capital.  This summary is qualified in its entirety by reference to the full text of the opinion of Cascadia Capital.

In arriving at its opinion, Cascadia Capital did not attribute any particular weight to any particular analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.  Several analytical methodologies were employed by Cascadia Capital in its analyses, and no one single method of analysis should be regarded as critical to the overall conclusion reached by it.  Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques.  Accordingly, Cascadia Capital’s analyses must be considered as a whole, and selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying its opinion.  The conclusion reached by Cascadia Capital, therefore, is based on the application of its own experience and judgment to all analyses and factors considered by it, taken as a whole.

Summary of Diligence

In connection with preparing its opinion, Cascadia Capital made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances, including, but not limited to, the following:

•	a review of the following documents:

o	our annual reports on Form 10-K and related financial information for the years ended December 31, 2009 through December 31, 2011;

o	our quarterly reports on Form 10-Q and the related unaudited financial information for the periods ended March 31, 2012 and June 30, 2012;

o	subscription and related documents describing the terms and conditions of our recent financings, including the note conversion and warrant exercise transactions in 2010;

o	a draft of this proxy statement prepared in connection with the Reverse Stock Split; and

o
certain information, including historical financial data and our internally prepared financial forecasts, relating to the business, earnings, cash flow, assets and prospects of us, furnished to Cascadia Capital by us or publicly available;

•
conducted discussions with our senior management and members of our Board concerning our business and prospects, including discussions and review of informally prepared, non-detailed prospective financial information for 2012 through 2016;

•	consulted with KPMG LLP, our independent registered public accounting firm, regarding our accounting policies and recent audits;

•	reviewed the historical market prices and trading activity of our Common Stock, as set forth below;

•	compared certain financial and market information for us with that of selected publicly traded companies which Cascadia Capital deemed to be relevant;

•	compared the financial terms of the Reverse Stock Split with those of certain other transactions which Cascadia Capital deemed to be relevant; and

•	reviewed our current capitalization and the general composition of our stockholder base.

In its review and analysis, and in formulating its opinion, Cascadia Capital:

•
assumed and relied upon, without any independent verification, the accuracy and completeness of the financial and other information provided to or discussed with, or reviewed by, Cascadia Capital for the purpose of its opinion;

•
assumed, without any independent verification, the reasonableness and accuracy of the prospective non-public financial information provided to Cascadia Capital by us and assumed that such prospective non-public financial information had been reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of our management; however, because of the informality of such prospective non-public financial information and the lack of detail in such information, Cascadia Capital did not rely or express any opinion with respect to such prospective non-public financial information or the assumptions upon which it was based;

•
did not review any of our books and records, did not speak with any commercial partners or customers, and did not assume any responsibility for conducting a physical inspection of our properties or facilities;

•	did not make any independent valuation or appraisal of our assets or liabilities;

•
assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Reverse Stock Split will be obtained without any adverse effect on the Reverse Stock Split;

•
was not asked to, nor did it, offer any opinion as to our underlying business decision or the relative merits of the Reverse Stock Split in comparison to other business strategies or transactions that might be available to us;

•	was not asked to, nor did it, offer any opinion regarding the non-financial terms of the Reverse Stock Split;

•
was not asked to, nor did it, offer any opinion regarding whether any alternative transaction might produce consideration for the Cashed-Out Stockholders in excess of the amount contemplated in the Reverse Stock Split; and

•
was not asked to, nor did it, offer any opinion as to the fairness, from a financial point of view or otherwise, of the Reverse Stock Split as it relates to those stockholders that are not Cashed-Out Stockholders.

Cascadia Capital rendered its written opinion as of August 16, 2012.  The opinion was based upon economic, market and other conditions and circumstances as in effect on such date and the information made available to Cascadia Capital as of such date.  Subsequent developments may affect its opinion, and Cascadia Capital disclaims any undertaking or obligation to update, revise, or reaffirm its opinion.

Historical Market Prices and Trading Activity

In connection with the preparation of its fairness opinion, and as part of its due diligence investigation of us, Cascadia Capital reviewed the following historical market price information and shares traded analysis:

Three-Year Price Chart:

Twelve-Month Price Chart:

12 Month EV/LTM Revenue (as of March 31, 2012):

Three Years Shares Traded Analysis:

Helix Historical Financing Transactions

In addition, Cascadia Capital considered our historical financing transactions, which were summarized by Cascadia Capital as follows:1

Announce Date	Description	Total Raised/Price per Share2	Common Shares Issued
May 2003	Common stock with warrants	$3,800,000 / $1.00	3.8 million common
May 2004	Private placement of common stock with warrants	$2,368,000 / $2.00	1,184,000 common / 414,400 warrants
February 2005	Private placement of common stock with warrants	$2,497,750 / $1.50	1,665,167 common / 125,000 warrants
March 2006	Private placement of common stock with warrants	$2,598,000 / $1.00	2,598,000 common / 259,800 warrants
February 2008/ June 2008	Convertible notes	$3,000,000	No new shares issued/ warrants issued at $1.00 strike
February 2009	Convertible notes with warrants	$3,474,000	No new shares issued / warrants issued at $1.00 strike
March 2010/ May 2010	Convertible notes with warrants	$3,200,000	No new shares issued / warrants issued at $0.80 strike
December 2010	Private placement of common shares	$599,839 / $0.60	999,731 common

1 The information originally summarized by Cascadia Capital in the following table was subsequently updated to correct certain typographical errors, and Cascadia Capital has confirmed that the errors had no bearing on their fairness opinion.  The updated information in the table correctly summarizes our historical financing transactions.

2 Price per share assumes no value is given to the warrants issued

Announce Date	Description	Amount/Price per Share	Common Shares Issued
November 22, 2010	Amended convertible note and converted to common stock	$3,665,425 / $0.60	6,109,041 common shares
	Amended convertible note and converted to common stock	$2,326,334 / $0.60	3,877,223 common shares
	Warrant exercise	$750,000 / $0.50	1,500,000 common shares
	Warrant exercise	$440,000 / $0.40	1,100,000 common shares
November 27, 2010	Exercise of convertible note	$3,877,164 / $0.60	6,461,921 common shares
	Exercise of convertible note	$1,060,099 / $0.60	1,766,827 common shares
	Warrant Exercise	$726,000 / $0.50	1,452,000 common shares
	Warrant Exercise	$200,000 / $0.40	500,000 common shares
	Warrant Exercise	$150,000 / $0.50	300,000 common shares
Weighted average exercise price per share of $0.57

Summary of Financial Analyses by Cascadia Capital

In rendering its opinion, Cascadia Capital utilized various valuation methodologies as described below.  Our relative lack of detailed financial projections and low historical revenue required Cascadia Capital to pursue additional means of valuation beyond the traditional methods of discounted cash flow and trading and transaction comparables.  Its opinion was formed through analysis of these various methodologies as well as our historical market stock price and recent financing transactions.

Cascadia Capital’s valuation methodologies, which are detailed below, included the following:

•	Analysis of public market trading comparables;
•	Analysis of comparable transactions;

•	Discounted cash flow analysis;

•	Analysis of private investments in comparable public companies; and

•	Analysis of premiums paid by other firms in comparable going-private transactions.

In applying public company trading metrics, Cascadia Capital made applications to the latest twelve months (“LTM”) as of March 31, 2012.  Although we had filed financial statements for the period ended June 30, 2012, Cascadia Capital felt that the publicly filed financial statements as of March 31, 2012 enabled it to be consistent in its application of methodologies as many of the comparable companies had not filed financial statements for the equivalent period ended June 30, 2012.  Cascadia Capital believed that the use of LTM as of March 31, 2012 did not impact its conclusion.  In addition, the comparable companies were typically not covered by research analysts nor did they provide guidance, which resulted in LTM being the only available metric for use by Cascadia Capital.  Moreover, due to our lack of earnings or EBITDA, only multiples of revenue could be analyzed by Cascadia Capital.  In rendering its fairness opinion, Cascadia Capital had to take into consideration the relative illiquidity of our Common Stock and, in all cases where applicable, it utilized a normalized stock price based on the 30-day volume weighted average price of $0.28.

Public Market Trading Comparables

As part of its analyses, Cascadia Capital compared certain aspects of our financial and market information with that of selected publicly traded companies which Cascadia Capital deemed to be relevant.  Set forth below is a summary of the methodologies and selection criteria utilized by Cascadia Capital for selecting such comparable companies (as well as for comparable transactions, see below).

Methodology		Selection Criteria
Business Model	■ ■	Research, develop and produce ingredients sold into over-the-counter health and beauty products Broad product/technology portfolio that companies either licenses or use to develop their own products
Customer Base	■ ■	Larger health and beauty product producing companies Retail, spas, salons or ecommerce websites
Size	■ ■	Transaction enterprise value of less than $500 million Publicly traded company enterprise value of less than $500 million
Markets	■	No limitation was given to geography or exchange where the comparable company traded

As noted above, due to our lack of earnings or EBITDA, Cascadia Capital analyzed the public market trading comparables based on multiples of revenue utilizing our trailing revenue for the last twelve months as of March 31, 2012.  In addition, comparable companies were selected that were similar in size but potentially subject to the same illiquidity issues (i.e., lack of trading volume) experienced by our Common Stock.  In Cascadia Capital’s analysis, no company that met its criteria was omitted from its comparison analysis.  The following chart summarizes the public trading comparables evaluated by Cascadia Capital in rendering its fairness opinion:
Company		Basilea Pharmaceutica AG		Anacor Pharmaceuticals, Inc.		Cosmo Pharmaceuticals S.p.A.		Zhejiang Hangzhou Xinfu Pharmaceutical Co., Ltd.		Goangdong Taiantang Pharmaceutical Co., Ltd.		Divine Skin, Inc.
Ticker		SWX:BSLN		NasdaqGM:ANAC		SWX:COPN		SZSE:002019		SZSE:002433		OTCPK:DSKX		Median	Mean

Price as of 8/15/2012		$51.31		$6.15		$25.58		$0.88		$4.02		$0.34
Shares Outstanding		9.6		31.5		13.7		220.4		100.0		107.3
Equity Value		$491.8		$193.8		$349.3		$193.2		$402.5		$36.5
Plus: Debt		–		17.5		2.7		82.9		42.1		–
Plus: Pref. Equity		–		–		–		–		–		0.0
Plus: Minority Interest		–		–		0.3		0.4		2.1		–
Less: Cash		(201.7)		(58.0)		(16.7)		(18.7)		(28.2)		(0.9)
Enterprise Value		$290.1		$153.4		$335.5		$257.9		$418.4		$35.6
Enterprise Value as a Multiple of Revenue
Revenue ($ in millions):
LTM	(1)	$68.4		$20.5		43.5		$84.2		$70.8		$9.4
2012	E	40.5		15.0		73.0		-		94.5		-
2013	E	48.5		14.3		65.8		-		124.5		-
Implied Multiple:
LTM	(1)	4.2	x	7.5	x	7.7	x	3.1	x	5.9	x	3.8	x	5.1x	5.4x
2012	E	7.2	x	10.2	x	4.6	x	NM		4.4	x	NM		5.9x	6.6x
2013	E	6.0	x	10.7	x	5.1	x	NM		3.4	x	NM		5.5x	6.3x
(1) Note that LTM Revenue represents 3/31 LTM reporting period.

Cascadia Capital calculated a range of implied enterprise values for us by applying comparable enterprise value to LTM revenue for the period ending March 31, 2012.  Utilizing this analysis and based on a revenue multiple range of 4.3x to 5.8x applied to our LTM revenue ending March 31, 2012 of $2,214,132, Cascadia Capital arrived at a range of implied enterprise values for us of approximately $9.6 million to approximately $12.9 million.

Comparable Transactions

Cascadia Capital reviewed comparable transactions by companies operating in industries that are similar to ours; however, this analysis was tempered by our relatively small size and the fact that these other transactions often included a control premium.  With respect to its comparable transactions analysis, Cascadia Capital reviewed and compared the purchase prices and financial multiples paid in selected transactions that Cascadia Capital deemed relevant, based on its experience with merger and acquisition transactions. Cascadia Capital selected such transactions based on, among other things, the similarity to us of the applicable target assets and companies in the selected transactions with respect to size, focus, portfolio composition and other characteristics of their businesses.  The following table summarizes the precedent transaction comparables reviewed by Cascadia Capital.  In Cascadia Capital’s analysis, no comparable transaction that met its criteria was omitted from its comparison analysis.

($ in millions)

Date				Enterprise	EV/LTM
Announced	Target Name	Acquiror Name	Description	Value	Revenue	EBITDA
4/5/2011	Inspire Pharmaceuticals, Inc.	Merck & Co. Inc.	Focuses on developing and commercializing ophthalmic products. The company offers AzaSite, an azithromycin ophthalmic solution and topical anti-infective for the treatment of bacterial conjunctivitis, and various other products.	$375.4	3.6x	NM
9/13/2010	Synthetech Inc.	W. R. Grace & Co.- Conn	Manufactures fine chemicals and intermediates. It offers specialty amino acids, peptide fragments, chiral intermediates, organometallics, and boronic acids.	$17.2	1.4x	NM
6/15/2010	Eurogentec S.A.	Kaneka Corporation	Manufactures oligonucleotides, antibodies, proteins, plasmids, peptides, arrays, and real-time qPCR kits that support research institutions, as well as biotech, diagnostic, and pharmaceutical companies; and kits and consumables, diagnostic oligos and antibodies, and proteinarrays.	$63.9	1.3x	NA
3/1/2010	ScinoPharm Taiwan, Ltd.	Uni-President Enterprises Corp.	Engages in the process research and development, production, and sale of cGMP active pharmaceutical ingredients (APIs) to pharmaceutical and biotechnology companies primarily in Taiwan, Europe, and North America.	$308.1	2.6x	8.5x
2/12/2010	ISOCHEM S.A.S	Aurelius AG	Manufactures and supplies fine chemicals to the pharmaceutical industry worldwide. The company offers phosgene derivatives, functional intermediates, and active ingredients, including aminoacid derivatives, phosgene derivatives, heterocycles, amines, esters, ketones, alcools, acids, hydrazines, and other building blocks.	$79.0	0.5x	NA
1/9/2010	Infinitec Activos, S.L.	Undisclosed	Engages in the research and development of active ingredients for the cosmetic industry. Its products include aqueous phase nanotechnology, nano LPD's, ultra thin molecular films, hair micro adhesives, oceanspheres, synthetic peptides, neuropeptides, peptidic hybridation, peptidic nanoconjugation, peptidic complex, and polarsome. The company sells its products through distributors worldwide.	$2.4	2.3x	NA

Range: Select M&A Transactions
High	$375.4	3.6x	8.5x
Median	$71.4	1.9x	8.5x
Mean	$141.0	1.9x	8.5x
Low	$2.4	0.5x	8.5x

Cascadia Capital calculated a range of implied enterprise values for us by applying comparable transaction value to LTM revenue at the time of the acquisition.  Utilizing this analysis and based on a revenue multiple range of 1.6x to 2.1x applied to our LTM revenue ending March 31, 2012 of $2,214,132, Cascadia Capital arrived at a range of implied enterprise values for us of approximately $3.5 million to approximately $4.7 million.

Discounted Cash Flow Analysis

Cascadia Capital conducted a discounted cash flow analysis based on internal financial forecasts provided by us, and assumed, solely for purposes of its analysis, a discount rate of 25% and a terminal growth rate of 3%.  However, given the inherent uncertain nature of our internal financial forecasts, Cascadia Capital did not utilize or rely on the discounted cash flow analysis for purposes of its valuation analysis.  Because Cascadia Capital determined at the outset that it would not be relying on a discounted cash flow analysis, the metrics it used for its discounted cash flow analysis were used strictly as points of reference for purposes of making the calculations and were not customized to reflect any specific characteristic of us, our business or our industry. Set forth below is a summary of Cascadia Capital’s discounted cash flow analysis (dollars in millions, except per share amounts):

	2012E	2013E	2014E	2015E	2016E
Revenue	$2,500.0	$4,000.0	$6,400.0	$10,000.0	$16,000.0
Gross Profit	1,500.0	2,600.0	4,200.0	6,500.0	10,400.0
Gross Profit ‐ %	60.0%	65.0%	65.6%	65.0%	65.0%
Fixed Expenses	(4,300.0)	(4,700.0)	(5,200.0)	(5,700.0)	(6,300.0)
Cash Flow	(2,800.0)	(2,100.0)	(1,000.0)	800.0	4,100.0

Discounted Cash Flow	(2,504.4)	(1,502.6)	(572.4)	366.4	1,502.1

NPV of Cash Flow	$(2,711.0)	(76%)
Terminal Value	6,290.0	176%
Enterprise Value	$3,578.9
Plus: Cash	1,163.5
Less: Debt	–
Equity Value	$4,742.5
Shares Outstanding (000ʹs)	49,720.3
Implied Price per Share	$0.10

Analysis of Private Financings of Public Company Comparables

Because many of the comparable companies had similar issues of illiquidity, Cascadia Capital elected to also review private investments in comparable public companies to normalize the fair value of the comparables.  In connection with this analysis, Cascadia Capital applied historical revenue metrics based on the implied valuation obtained from private investments in companies comparable to us, and utilized this methodology to normalize the illiquidity in the comparable company’s common stock.  With respect to its comparable private financing in public company transactions analysis, Cascadia Capital reviewed and compared the implied enterprise value resulting at the time of the private investment, and the resulting multiples, in selected transactions that Cascadia Capital deemed relevant, based on its experience. Cascadia Capital selected such transactions based on, among other things, the similarity to us of the applicable target assets and companies in the selected transactions with respect to size, focus, portfolio composition and other characteristics of their businesses.  A summary of the comparable companies and a description of the resulting implied valuations is set forth below.  In Cascadia Capital’s analysis, no comparable transaction that met its criteria was omitted from its comparison analysis.

($ in millions)

Date			Enterprise	EV/LTM		Premium/
Announced	Target Name	Description	Value	Revenue	EBITDA	(Discount)
3/23/2012	Chongqing Huapont Pharm Co. Ltd.	Private placement of 25,000,000 A shares of common at not less than CNY 36 per share	$2,093.7	21.1x	86.4x	-7.0%
1/18/2012	Goangdong Taiantang Pharmaceutical Co., Ltd.	Private placement of 39,000,000 A shares at not less than CNY 20.55 per share for gross proceeds of not more than CNY 801,892,000	$453.4	6.9x	29.4x	-10%
10/4/2011	Divine Skin, Inc.	Company has raised $1,730,000 by issuing 6,178,571 shares to four investors	$28.1	3.4x	NM	-26%

Range: Select M&A Transactions
High	$2,093.7	21.1x	86.4x	-7%
Median	$453.4	6.9x	57.9x	-10%
Mean	$858.4	10.5x	57.9x	-14%
Low	$28.1	3.4x	29.4x	-26%

Due to the relatively low trading volume of some of the comparable companies, Cascadia Capital analyzed private investments in comparable public companies to help take into account this low trading volume, or illiquidity.  Cascadia Capital’s analysis on this point was partly based on Cascadia Capital’s assumption that private investors in these companies were more likely to have completed a more thorough analysis of the valuation of these comparable companies.  Therefore, Cascadia Capital believed that the implied valuation of these comparable companies at the time of the private investment could be a more accurate representation of the market value.  Cascadia Capital calculated a range of implied enterprise values for us by applying the implied enterprise value to LTM revenue multiples resulting from comparable private investments in public company transactions.  Utilizing this analysis and based on a revenue multiple range of 5.8x to 7.9x applied to our LTM revenue ending March 31, 2012 of $2,214,132, Cascadia Capital arrived at a range of implied enterprise values for us of approximately $12.9 million to approximately $17.5 million.

Analysis of Premiums in Comparable Going-Private Transactions

Cascadia Capital identified comparable going-private transactions where a tender offer was made at a premium in order to reduce the number of stockholders to the level required to take the companies private and applied these premiums to the 30-day volume weighted average price of our Common Stock to derive a fair value to be paid in the transaction.  Based on our unique size and niche industry, Cascadia Capital found only one relevant comparable transaction that had closed in the past three years, as set forth below.  No transactions that otherwise met Cascadia Capital’s criteria were excluded from the analysis.

Date			Tender	T-1 Stock
Announced	Company Name	Description	Offer Price	Price	Premium
05/05/2009	CallWave, Inc.	CallWave, a global provider of mobile and Web-based unified communications solutions, held a tender offer for their shares at $1.15. The company had a goal of reducing shareholders of record below 300 to take the company private.	$1.15	$0.80	43.8%

Reference in the table above to “T-1 Stock Price” is meant to describe the price of the comparable company’s stock one day prior to the announcement of the transaction, and the price to be paid in the transaction.  This stock price was used in the calculation of the premium paid in the transaction.

Cascadia Capital calculated a premium to our stock price by applying the implied premium paid from the above referenced comparable going private transaction.  Based on our last 30 days volume weighted average stock price of $0.28, Cascadia Capital arrived at a range of implied per share value of approximately $0.40.

Summary

A summary of Cascadia Capital’s valuation methodologies and analyses is set forth below:

		As a Multiple of Revenue
($ in Millions except for Share Prices)			Revenue Multiple			Valuation			Implied Share Price
		Metric	Low		High	Low		High	Low		High
	Transaction Comparables	$2.2	1.6x	-	2.1x	$3.5	–	$4.7	$0.09	–	$0.12

3/31/12 LTM Revenue(1)	Trading Comparables	$2.2	4.3x	-	5.8x	$9.6	–	$12.9	$0.22	–	$0.28

	PIPE Comparables	$2.2	5.8x	-	7.9x	$12.9	–	$17.5	$0.28	–	$0.37

		As a premium or current stock price (2)
		Metric	Premium/(Discount)						Implied Price Per Share

	PIPE Premium (Discount)	$0.28	-10%						$0.25

	Take Private Tender	$0.28	44%						$0.40

		Average Price Range							$0.25	–	$0.29

		(1)Valuation multiples based on LTM 3/31/2012 revenue
		(2)Helix stock price represents a 30-day VWAP

Accordingly, based on these valuation methodologies, our historical market stock price and financing transactions, and other relevant considerations, on August 16, 2012, Cascadia Capital delivered its opinion to the Board that, subject to the limitations, exceptions, assumptions and qualifications set forth therein, as of such date, the consideration to be received by Cashed-Out Stockholders pursuant to the Reverse Stock Split was fair, from a financial point of view, to such holders.

Conduct of Our Business After the Reverse Stock Split

Except as described in this proxy statement, we do not have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, a sale or transfer of any material amount of our assets, a change in management, a material change in our indebtedness or capitalization (other than periodic debt or equity financings consistent with past practice), or any other material change in our corporate structure or business.  We expect to conduct our business and operations after the effective time of the Reverse Stock Split in substantially the same manner as currently conducted.  While we will no longer be under a legal obligation to file financial or other reports with the SEC, we intend to maintain communications with our Continuing Stockholders.  We plan to make available our audited financial statements as well as to provide periodic interim financial updates to Continuing Stockholders.  Except as described in this proxy statement with respect to the use of funds to finance the Reverse Stock Split and related costs and our plans to suspend our reporting obligations under the Exchange Act, the Reverse Stock Split is not anticipated to have a material effect upon the conduct of our business.  We intend, however, to continue to evaluate and review our businesses, properties, management and other personnel, corporate structure, capitalization and other aspects of our operations in the same manner as we historically have from time to time, and to make such changes as we consider appropriate. We also intend to continue to explore from time to time other business opportunities to expand or strengthen our businesses, as we have done in the past.  In that regard, we may review proposals or may propose the acquisition or disposition of assets or other changes in our business, corporate structure, capitalization, management or other changes that we then consider to be in our best interests and in the best interests of Continuing Stockholders after the Reverse Stock Split.  There are currently no plans to enter into any proposals or agreements that require stockholder approval.  In addition, our executive officers and directors are expected to retain their respective positions with us immediately following the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to us and our stockholders.  This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations promulgated thereunder, published rulings, administrative pronouncements and judicial decisions, any changes to which could affect the tax consequences described herein, possibly on a retroactive basis. This summary only addresses stockholders who hold their Common Stock as a capital asset.  This section does not apply to a stockholder that is a member of a special class of holders subject to special rules, including, without limitation, financial institutions, regulated investment companies, real estate investment trusts, holders who are dealers in securities or foreign currency, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, holders that received their Common Stock pursuant to the exercise of stock options or otherwise as compensation, holders who hold their stock as qualified small business stock within the meaning of Section 1202 of the Code, U.S. expatriates, persons liable for alternative minimum tax, holders who hold their Common Stock as part of a hedge, straddle, conversion, constructive sale or other integrated transaction, or holders whose functional currency is not the U.S. dollar. This summary does not address tax considerations arising under any U.S. federal estate or gift tax laws or under any state, local or foreign laws. This summary is not binding on the Internal Revenue Service (the “IRS”).

A “U.S. Holder” is a beneficial owner of Common Stock that, for U.S. federal income tax purposes, is: (1) a citizen or resident of the United States; (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (a) the administration of the trust is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) a valid election is in effect under applicable Treasury regulations to be treated as a United States person. A “Non-U.S. Holder” is a beneficial owner of Common Stock other than a U.S. Holder or an entity treated as a partnership for U.S. federal income tax purposes. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the tax treatment of a partner with respect to the Reverse Stock Split generally will depend upon the status of the partner and the activities of the partnership. Such a partner or partnership is urged to consult its own tax advisor as to the U.S. federal income tax consequences of the Reverse Stock Split.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATION ONLY. NO RULING FROM THE IRS OR OPINION OF COUNSEL HAS BEEN OR WILL BE OBTAINED REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. ACCORDINGLY, EACH STOCKHOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

Tax Consequences of the Reverse Stock Split to U.S. Holders

Stockholders Not Receiving Cash in the Reverse Stock Split.  A U.S. Holder that does not receive any cash in the Reverse Stock Split generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes, and generally should have the same adjusted tax basis and holding period in its Common Stock as such holder had immediately prior to the Reverse Stock Split.

Stockholders Receiving Cash in Exchange for Common Stock in the Reverse Stock Split. A U.S. Holder’s receipt of cash in exchange for Common Stock in the Reverse Stock Split generally will be a taxable transaction to such holder for U.S. federal income tax purposes.  Under the stock redemption rules of Section 302 of the Code (referred to herein as the “Section 302 tests”), a U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split generally should be treated as a “sale or exchange” of such stock if the exchange (1) results in a “complete termination” of such holder’s interest in us, (2) is “substantially disproportionate” with respect to such holder or (3) is “not essentially equivalent to a dividend” with respect to the such holder. Each of the Section 302 tests is described in more detail below.

In determining whether any of the Section 302 tests is satisfied, a U.S. Holder must take into account both Common Stock actually owned by such holder and any Common Stock considered as owned by such holder by reason of certain constructive ownership rules in the Code. Under these rules, a U.S. Holder generally will be considered to own Common Stock which such holder has the right to acquire pursuant to the exercise of an option or warrant or by conversion or exchange of a security.  A U.S. Holder generally will also be considered to own Common Stock that is owned (and, in some cases, constructively owned) by some members of such holder’s family and by some entities (such as corporations, partnerships, trusts and estates) in which such holder, a member of such holder’s family or a related entity has an interest.

If any of the Section 302 tests is satisfied with respect to a U.S. Holder, and an exchange of Common Stock for cash is therefore treated as a sale or exchange for U.S. federal income tax purposes, such holder generally should recognize gain or loss equal to the difference between the amount of cash received by such holder and such holder’s adjusted tax basis in the Common Stock exchanged in the Reverse Stock Split.  Gain or loss must be calculated separately with respect to each block of shares of Common Stock exchanged in the Reverse Stock Split.  Any gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the relevant shares of Common Stock have been held for more than one year on the date of the Reverse Stock Split. Currently, the maximum long-term capital gain rate for individual U.S. Holders is 15%.  Certain limitations apply to the deductibility of capital losses.

Conversely, if none of the Section 302 tests is satisfied with respect to a U.S. Holder, such holder generally should be treated as having received a distribution from us in an amount equal to the cash received by such holder in the Reverse Stock Split.  We cannot determine prior to the consummation of the Reverse Stock Split the extent to which we will have sufficient current and accumulated earnings and profits to cause any distribution to be treated as a dividend for U.S. federal income tax purposes.  To the extent that the amount of a distribution received by a U.S. Holder with respect to the Reverse Stock Split exceeds such holder’s share of our current and accumulated earnings and profits, the excess generally should be treated as a tax-free return of capital to the extent of such holder’s adjusted tax basis in the Common Stock exchanged in the Reverse Stock Split and any remainder generally should be treated as capital gain from the sale or exchange of the Common Stock.  If certain holding period and other requirements are satisfied, dividends are currently taxable at a maximum rate of 15% for individual U.S. Holders.  To the extent that a U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split is treated as a dividend, such holder’s adjusted tax basis in the Common Stock exchanged therefor generally should be added to the tax basis of any Common Stock retained by such holder.

A corporate U.S. Holder that does not satisfy any of the Section 302 tests and is treated for U.S. federal income tax purposes as receiving a dividend in the Reverse Stock Split may be eligible for the dividends received deduction, subject to certain limitations. In addition, any amount received by a corporate U.S. Holder that is treated as a dividend for U.S. federal income tax purposes generally will constitute an “extraordinary dividend” under Section 1059 of the Code, and result in the reduction of tax basis in such holder’s Common Stock or in gain recognition to such holder in an amount equal to the non-taxed portion of the dividend. Each corporate stockholder is urged consult its own tax advisor as to the tax consequences of dividend treatment to such holder with respect to its receipt of cash in the Reverse Stock Split.

Section 302 Tests.  A U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split must satisfy one of the following tests to be treated as a sale or exchange for U.S. federal income tax purposes:

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Complete Termination. A U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split generally will result in a “complete termination” of such holder’s interest in us if, in connection with the Reverse Stock Split, either (i) all of the Common Stock actually and constructively owned by such holder is exchanged for cash, or (ii) all of the shares of Common Stock actually owned by such holder is exchanged for cash, and, with respect to constructively owned shares of Common Stock, such holder is eligible to waive (and effectively waives) constructive ownership of all such Common Stock under procedures described in Section 302(c) of the Code.

•
Substantially Disproportionate Redemption. A U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split generally will be “substantially disproportionate” with respect to such holder if, among other things, immediately after the exchange (i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as no longer outstanding), (i) such holder’s percentage ownership of our voting stock is less than 80% of such holder’s percentage ownership of our voting stock immediately before the exchange (i.e., treating all Common Stock exchanged for cash in the Reverse Stock Split as outstanding), and (ii) such holder owns less than 50% of the total combined voting power of all classes of our stock entitled to vote.  For purposes of these percentage ownership tests, a holder will be considered as owning Common Stock owned directly as well as indirectly through application of the constructive ownership rules described above.

•
Not Essentially Equivalent to a Dividend. In order for a U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split to qualify as “not essentially equivalent to a dividend,” such holder must experience a “meaningful reduction” in its proportionate interest in us as a result of the exchange, taking into account the constructive ownership rules described above.  Whether a U.S. Holder’s exchange of Common Stock pursuant to the Reverse Stock Split will result in a “meaningful reduction” of such holder’s proportionate interest in us will depend on such holder’s particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder (for example, less than 1%) in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”

Each stockholder is urged to consult its own tax advisor as to the application of the Section 302 tests to such stockholder under its particular circumstances.

Tax Consequences of the Reverse Stock Split to Non-U.S. Holders

The U.S. federal income tax rules governing Non-U.S. Holders are complex, and the following is only a limited summary of some general rules applicable to certain Non-U.S. Holders with respect to the Reverse Stock Split.  Each Non-U.S. Holder is urged to consult its own tax advisor regarding the U.S. federal, state, local and foreign tax consequences to such holder of the Reverse Stock Split.

A Non-U.S. Holder that does not receive any cash in the Reverse Stock Split generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes.

A payment to a Non-U.S. Holder in the Reverse Stock Split that is treated as a distribution to such holder with respect to its Common Stock generally will be subject to U.S. federal income tax withholding at a 30% rate.  Accordingly, as described below, the depositary will withhold 30% of any gross payments made to a Non-U.S. Holder with respect to the Reverse Stock Split, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable.

If a Non-U.S. Holder’s exchange of Common Stock for cash in the Reverse Stock Split is treated as a sale or exchange, rather than as a dividend, for U.S. federal income tax purposes, such holder generally should not be subject to U.S. federal income tax on the exchange, unless (1) in the case of a nonresident alien individual, the individual is present in the United States for 183 days or more in the taxable year of the exchange and certain other conditions are satisfied, (2) the gain is effectively connected with a U.S. trade or business of such holder, and, if required by an applicable income tax treaty, the gain is attributable to a permanent establishment maintained by such holder in the United States, or (3) we are or have been a United States real property holding corporation (a “USRPHC”) and certain other requirements are satisfied.  A Non-U.S. Holder that is a corporation and whose gain is effectively connected with the conduct of a trade or business within the United States also may be subject to a branch profits tax at a 30% rate (or such lower rate specified by an applicable income tax treaty).  We do not believe that we are (or have been) a USRPHC within the last five years.

U.S. Federal Income Tax Withholding Requirements for All Stockholders

As stated above, the depositary will withhold U.S. federal income taxes equal to 30% of any gross payments made to a Non-U.S. Holder with respect to the Reverse Stock Split, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable.  For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a Non-U.S. Holder claiming a reduction in (or exemption from) such tax must provide the depositary with a properly completed IRS Form W-8BEN claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the Non-U.S. Holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides the depositary with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

In addition, to prevent backup U.S. federal income tax withholding equal to 28% of the gross payments made to a stockholder in the Reverse Stock Split, each U.S. Holder who does not otherwise establish an exemption from backup withholding must provide the depositary with such holder’s correct taxpayer identification number (“TIN”) or certify that such holder is awaiting a TIN, and provide certain other information by completing, under penalties of perjury, the Substitute Form W-9 included in the letter of transmittal. Non-U.S. Holders should complete and sign the appropriate IRS Form W-8, a copy of which may be obtained from the depositary, in order to avoid backup withholding with respect to payments made to such holders in the Reverse Stock Split.

Tax Consequences of the Reverse Stock Split to Helix

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368(a) of the Code and generally should be treated as a tax-free recapitalization for U.S. federal income tax purposes, in which case we should not recognize any gain or loss for such purposes.  In addition, as of June 30, 2012, we had estimated our NOLs to be approximately $39.0 million.  Under the Code, an “ownership change” with respect to a corporation can significantly limit the amount of pre-ownership change NOLs and certain other tax assets that the corporation may utilize after the ownership change to offset future taxable income.  For this purpose, an ownership change generally occurs when there is a cumulative change of greater than 50% in a corporation’s stock ownership within a three-year period.  We do not believe that the Reverse Stock Split, together with all other equity-related transactions during the testing period, will trigger an ownership change with respect to us.

Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons

Our affiliates may have interests in the Reverse Stock Split that are different from your interests as a stockholder, and have relationships that may present conflicts of interest.  While the Board recommends a vote “FOR” the Reverse Stock Split, to our knowledge, none of our affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Reverse Stock Split.  Our directors and executive officers have indicated that they intend to vote their shares of our Common Stock (2,978,159 shares, or approximately 6.0% of our issued and outstanding shares eligible to vote at the Meeting) “FOR” the Reverse Stock Split, and Mr. Frank  Nickell, who owned 19,912,799 shares of our Common Stock, or 40.0% of our outstanding shares of Common Stock, as of October 31, 2012, has indicated that he would not generally oppose the Reverse Stock Split.

Upon the effectiveness of the Reverse Stock Split, the ownership percentage of the shares of our Common Stock held by Continuing Stockholders, including our affiliates, will increase proportionally by less than ♦% as a result of the reduction of the number of shares of our Common Stock outstanding by approximately ♦ shares from 49,720,255 shares as of October 31, 2012.  The increase in the ownership percentage of our shares of Common Stock held by our affiliates and the reduction in the number of shares outstanding following the completion of the Reverse Stock Split is based on record holder information that we received as of ♦, 2012 from our Transfer Agent as to our record holders, and information we have received regarding the holdings of beneficial owners of our Common Stock held in street name.  The number of shares to be cashed-out in the Reverse Stock Split may vary from the estimate above, and the ownership percentage of our shares of Common Stock held by our affiliates and the ownership percentage of Continuing Stockholders after the Reverse Stock Split will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of Common Stock prior to the effective time of the Reverse Stock Split, and depending on the number of street name shares that are actually cashed-out in the Reverse Stock Split.  Our executive officers and directors are expected to retain their respective positions with us immediately following the Reverse Stock Split.

In addition, each member of the Board and our executive officers hold options to acquire shares of our Common Stock.  As a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of such stock options, but these options will otherwise remain outstanding after the Reverse Stock Split subject to the Plans and their existing option agreements.  As of October 31, 2012, our directors and executive officers held the following options to acquire Common Stock:

Name of Officer or Director	Number of Shares of Common Stock Subject to Option	Exercise Price ($)	Date of Grant	Vesting Schedule	Expiration Date
R. Stephen Beatty, Director, Chief Executive Officer and President	324,000	1.00	7/1/2003	Fully vested	7/1/2013
	165,000	0.57	10/30/2008	Fully vested	10/30/2018
	100,000	0.34	2/3/2010	2,777.77 shares/month until 2/3/13	2/3/2020
	200,000	0.25	2/16/2012	Fully vested	2/16/2022
	500,000	0.25	2/16/2012	166,666.66 shares vested on 2/16/13, 13,888.88 shares/month thereafter	2/16/2022
TOTAL	1,289,000

Robin L. Carmichael, Vice President and Chief Operating Officer	150,000	0.50	11/15/2007	Fully vested	11/15/2017
	100,000	0.34	2/3/2010	2,777.77 shares/month until 2/3/13	2/3/2020
	200,000	0.25	2/16/2012	Fully vested	2/16/2022
	150,000	0.25	2/16/2012	50,000 shares vested on 2/16/13, 4,166.66 shares/month thereafter	2/16/2022
TOTAL	600,000

Randall L-W Caudill, D. Phil., Director	15,000	1.75	12/31/2004	Fully vested	12/31/2014
	15,000	1.50	8/11/2005	Fully vested	8/11/2015
	15,000	0.85	2/16/2006	Fully vested	2/16/2016
	15,000	0.76	1/9/2007	Fully vested	1/9/2017
	15,000	0.80	2/7/2008	Fully vested	2/7/2018
	15,000	0.49	2/5/2009	Fully vested	2/5/2019

	15,000	0.30	2/4/2010	Fully vested	2/4/2020
	15,000	0.30	3/4/2011	Fully vested	3/4/2021
	25,000	0.25	2/16/2012	Quarterly until 2/16/13	2/16/2022
TOTAL	145,000

John F. Clifford, Director	25,000	0.77	8/31/2007	Fully vested	8/31/2017
	15,000	0.80	2/7/2008	Fully vested	2/7/2018
	15,000	0.49	2/5/2009	Fully vested	2/5/2019
	15,000	0.30	2/4/2010	Fully vested	2/4/2020
	15,000	0.30	3/4/2011	Fully vested	3/4/2021
	25,000	0.25	2/16/2012	Quarterly until 2/16/13	2/16/2022
TOTAL	110,000

Richard M. Cohen, Director	25,000	0.85	2/16/2006	Fully vested	2/16/2016
	15,000	0.76	1/9/2007	Fully vested	1/9/2017
	15,000	0.80	2/7/2008	Fully vested	2/7/2018
	15,000	0.49	2/5/2009	Fully vested	2/5/2019
	15,000	0.30	2/4/2010	Fully vested	2/4/2020
	15,000	0.30	3/4/2011	Fully vested	3/4/2021
	25,000	0.25	2/16/2012	Quarterly until 2/16/13	2/16/2022
TOTAL	125,000

Lawrence Blake Jones, Director	25,000	0.19	3/5/2010	Fully vested	3/5/2020
	15,000	0.30	3/4/2011	Fully vested	3/4/2021
	25,000	0.25	2/16/2012	Quarterly until 2/16/13	2/16/2022
TOTAL	65,000

Jeffrey A. Miller, Ph.D., Director	15,000	1.75	12/31/2004	Fully vested	12/31/2014
	15,000	1.50	8/11/2005	Fully vested	8/11/2015
	15,000	0.85	2/16/2006	Fully vested	2/16/2016
	15,000	0.76	1/9/2007	Fully vested	1/9/2017
	15,000	0.80	2/7/2008	Fully vested	2/7/2018
	15,000	0.49	2/5/2009	Fully vested	2/5/2019
	15,000	0.30	2/4/2010	Fully vested	2/4/2020
	15,000	0.30	3/4/2011	Fully vested	3/4/2021
	25,000	0.25	2/16/2012	Quarterly until 2/16/13	2/16/2022
TOTAL	145,000

Barry L. Seidman, Director	25,000	1.48	11/10/2004	Fully vested	11/10/2014
	15,000	0.85	2/16/2006	Fully vested	2/16/2016
	15,000	0.76	1/9/2007	Fully vested	1/9/2017
	15,000	0.80	2/7/2008	Fully vested	2/7/2018
	15,000	0.49	2/5/2009	Fully vested	2/5/2019
	15,000	0.30	2/4/2010	Fully vested	2/4/2020
	15,000	0.30	3/4/2011	Fully vested	3/4/2021
	25,000	0.25	2/16/2012	Quarterly until 2/16/13	2/16/2022
TOTAL	140,000

None of our affiliates has any interest, direct or indirect, in the Reverse Stock Split other than interests arising from the ownership of securities where those affiliates receive no extra or special benefit not shared on a pro rata basis by all other holders of our Common Stock, except that, by suspending our reporting obligations under the Exchange Act subsequent to the consummation of the Reverse Stock Split, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers. However, we do not have a present intention of making personal loans to our directors or executive officers, and the ability to make such loans was not a reason considered by the Board in evaluating the benefits of the Reverse Stock Split. Additionally, there are no agreements with affiliates to purchase Common Stock upon consummation of or subsequent to the Reverse Stock Split.

Sources and Amounts of Funds and Expenses

Since we do not know how many record and beneficial holders of our Common Stock will receive cash for their shares in the Reverse Stock Split, we do not know the exact cost of the Reverse Stock Split.  However, based on information that we have received as of ♦, 2012 from our Transfer Agent with regard to the size of holdings of those stockholders who may hold shares in street name, as well as our estimates of other Reverse Stock Split expenses, we believe that the total cash requirement of the Reverse Stock Split to us will be approximately $430,000.  This amount includes approximately $120,000 needed to cash-out Cashed-Out Stockholders (although this amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding at the time of the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of Common Stock, and the number of street name shares that are actually cashed-out in the Reverse Stock Split), and approximately $310,000 of legal, accounting, financial advisory fees, and other costs to effect the Reverse Stock Split as follows:

Legal and Accounting Fees	$180,000
Fairness Opinion	55,000
Payment for Fractional Shares	120,000
Transfer Agent Costs	30,000
SEC Filing, Printing and Mailing Costs	45,000
Total Expenses	$430,000

The consideration to be paid to Cashed-Out Stockholders and the other costs of the Reverse Stock Split will be paid from cash on hand and, to the extent that we have insufficient cash on hand to fund such expenses, through borrowings against an existing letter of credit with JPMorgan Chase Bank, N.A, which was established on our behalf by Mr. Frank Nickell in the amount of $2.0 million, pursuant to an LOC Agreement entered into between us and Mr. Frank Nickell on March 9, 2012.  See “Information About the Company—Certain Relationships and Related Transactions.”

There are no conditions to the availability of the funds for the Reverse Stock Split and we do not have any alternative financing arrangements or alternative financing plans with respect to the Reverse Stock Split.  We do not have any plans or arrangements to repay any amounts drawn down on our existing line of credit in connection with the Reverse Stock Split until the maturity thereof.

Effective Time

The Reverse Stock Split will become effective as of the date that we amend our Certificate of Incorporation through the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the Reverse Stock Split.  We intend to effect the Reverse Stock Split as soon as practicable after the Reverse Stock Split is approved by our stockholders.  Within approximately five business days after the effective time of the Reverse Stock Split, we expect that our Transfer Agent will send to each holder of record of 300 or fewer shares of our Common Stock, and to brokers, banks and other nominees, based on information we receive from them in response to our inquiries, for each owner of 300 or fewer shares of our Common Stock held in street name, instructions, including letters of transmittal asking them to surrender their shares.  Upon proper completion, execution and return of the letter of transmittal and accompanying stock certificate(s) to the Transfer Agent by such Cashed-Out Stockholders, the Transfer Agent will send the payments to these Cashed-Out Stockholders within approximately five business days of receipt.  Therefore, the timing of receipt of payment for these stockholders is dependent upon their proper surrender of the certificates and the delivery of properly prepared and executed letters of transmittal.  With respect to the Continuing Stockholders, there are no further actions that will be required by such stockholders as a result of the Reverse Stock Split.  Instead, the share certificates held by the Continuing Stockholders representing their shares of Common Stock shall, immediately following the effective time of the Reverse Stock Split, automatically and without any further action on the part of the Continuing Stockholder, represent such number of shares of Common Stock as reclassified and converted pursuant to the Reverse Stock Split, including any fractional shares.  Our Common Stock acquired in connection with the Reverse Stock Split will be restored to the status of authorized but unissued shares.  The suspension of our obligation to file periodic reports and other documents under the Exchange Act will become effective after the filing with the SEC of a Form 15.  See “Special Factors—Effects of the Reverse Stock Split.”

Termination of Reverse Stock Split

Under applicable Delaware Law, the Board has a duty to act in the best interest of our stockholders.  Accordingly, the Board reserves the right to abandon the Reverse Stock Split, if for any reason the Board determines that, in the best interest of our stockholders, it is not advisable to proceed with the Reverse Stock Split, even assuming the stockholders vote to approve the Reverse Stock Split. Although the Board presently believes that the Reverse Stock Split is in our best interests and has recommended a vote in favor of the Reverse Stock Split, the Board nonetheless believes that it is prudent to recognize that circumstances could possibly change prior to the Meeting such that it might not be appropriate or desirable to effect the Reverse Stock Split at that time. Such reasons might include, but are not limited to:

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any change in the nature of our stockholdings prior to the effective time of the Reverse Stock Split, which would result in us being unable to reduce the number of record holders of our shares to below 500 as a result of the Reverse Stock Split;

•	any change in the number of our record holders that would enable us to suspend our periodic reporting obligations under the Exchange Act without effecting the Reverse Stock Split;

•
any change in the number of our shares that will be exchanged for cash in connection with the Reverse Stock Split that would increase the cost and expense of the Reverse Stock Split from that which is currently anticipated;

•	any changes in the regulatory environment that would affect our status as a public reporting company or otherwise; or

•	any adverse change in our financial condition that would render the Reverse Stock Split inadvisable.

If the Board decides to withdraw the Reverse Stock Split from the agenda of the Meeting, the Board will promptly notify our stockholders of the decision by public announcement and by announcement at the Meeting. In addition, the Board could propose an alternative transaction to the Reverse Stock Split on different terms and conditions, including, without limitation, a reverse stock split at a lower cash-out price, if, for example, there is any change in the number of our shares that will be exchanged for cash in connection with the Reverse Stock Split that would increase the anticipated cost and expense of the Reverse Stock Split. In such event, we would file a revised proxy statement and re-solicit proxies from our stockholders.

Process for Payment for Fractional Shares Held by Cashed-Out Stockholders

Our Transfer Agent will act as our agent for purposes of paying for fractional shares held by Cashed-Out Stockholders in connection with the Reverse Stock Split.

We believe that no service charge or brokerage commission will be payable by any Cashed-Out Stockholder in connection with the cash-out of shares in the Reverse Stock Split, but it is possible that individual brokers and agents may impose certain charges and fees in connection with such transaction.  We recommend you contact your broker or agent to determine if there are any applicable fees in connection with the cash-out transaction.

If any certificate evidencing shares of our Common Stock has been lost or destroyed, we may in our sole discretion accept in lieu thereof a duly executed affidavit and indemnity agreement in a form satisfactory to us. The holder of any shares of our Common Stock evidenced by any certificate that has been lost or destroyed must submit, in addition:

•	the letter of transmittal sent by us;

•	the above-referenced affidavit;

•	the above-referenced indemnity agreement; and

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any other document required by us, which may include a bond or other security satisfactory to us indemnifying us and our other persons against any losses incurred as a consequence of paying cash in lieu of issuing fractional shares of our Common Stock in exchange for the existing shares of our Common Stock evidenced or purported to be evidenced by such lost or destroyed certificate.

Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that we will send to Cashed-Out Stockholders after the effective time of the Reverse Stock Split.  In the event that we are unable to locate certain stockholders or if a stockholder fails to properly complete, execute, and return the letter of transmittal and accompanying stock certificate(s) to the Transfer Agent, any funds payable to such holders pursuant to the Reverse Stock Split will be held in escrow until a proper claim is made, subject to applicable unclaimed property and escheat laws.

Stockholders owning fewer than 300 shares on the effective time of the Reverse Stock Split will be Cashed-Out Stockholders and will have the right to receive $0.60 in cash per pre-split share of Common Stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest.  Stockholders that hold at least one share of Common Stock after the Reverse Stock Split will continue as stockholders of the Company and will receive fractional shares to the extent the amount of shares owned by such stockholders following the Reverse Stock Split is not equally divisible by 300 and will not be entitled to receive any cash payment.

For purposes of determining ownership of shares of our Common Stock on the effective time of the Reverse Stock Split, such shares will be considered held by the person in whose name such shares are registered on our Transfer Agent’s records.  We intend to treat stockholders holding shares of our Common Stock in street name in the same manner as registered stockholders whose shares are registered in their names.  Prior to the effective time of the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name.  We will ask them to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in street name.  We will rely on these brokers, banks and other nominees to provide us with information on how many fractional shares will be cashed-out.  However, these brokers, banks and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  If you hold your shares in street name with a bank, broker or other third party, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Within approximately five business days after the effective time of the Reverse Stock Split, we expect that the Transfer Agent will send to each holder of record of 300 or fewer shares of our Common Stock immediately prior to the Reverse Stock Split, and to brokers, banks and other nominees, based on information we receive from them in response to our inquiries, for each owner of 300 or fewer shares of our Common Stock immediately prior to the Reverse Stock Split held in street name, instructions for surrendering any certificates held thereby representing shares of our Common Stock which will be converted to a right to receive cash as a result of the Reverse Stock Split. Such instructions will include a letter of transmittal to be completed and returned to the Transfer Agent by the holder of such certificates, together with such certificates. The shares we acquire in the Reverse Stock Split will be restored to the status of authorized but unissued shares.

Within approximately five business days after the Transfer Agent receives any surrendered certificate from a Cashed-Out Stockholder, together with a duly completed and executed letter of transmittal with respect thereto and such other documents as we may require, the Transfer Agent will deliver to the person payment in an amount equal to $0.60 subject to any applicable U.S. federal, state and local withholding tax, without interest, for each pre-split share of Common Stock that is represented by the fractional share.

With respect to Continuing Stockholders, there are no further actions that will be required by such stockholders as a result of the Reverse Stock Split.  Instead, the share certificates held by the Continuing Stockholders representing their shares of Common Stock shall, immediately following the effective time of the Reverse Stock Split, automatically and without any further action on the part of the Continuing Stockholder, represent such number of shares of Common Stock as reclassified and converted pursuant to the Reverse Stock Split, including any fractional shares.

There will be no differences between the respective rights, such as dividend, voting, liquidation or other rights, preferences or limitations of our Common Stock prior to the Reverse Stock Split and our Common Stock after the Reverse Stock Split.

DO NOT SEND SHARE CERTIFICATES TO US OR THE TRANSFER AGENT UNTIL AFTER YOU HAVE RECEIVED A LETTER OF TRANSMITTAL AND ANY ACCOMPANYING INSTRUCTIONS.

No Appraisal or Dissenters’ Rights

Under Delaware law, our Certificate of Incorporation and our bylaws, no appraisal or dissenters’ rights are available to stockholders of who dissent from the Reverse Stock Split.

Escheat Laws

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, amounts due to stockholders in payment for fractional shares that are not timely claimed after the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Regulatory Approvals

We are not aware of any material governmental or regulatory approval required for completion of the Reverse Stock Split, other than compliance with the relevant federal and state securities laws and Delaware law.

Litigation

There is no ongoing litigation related to the Reverse Stock Split.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

 This proxy statement contains certain “forward-looking statements” which are based on management’s exercise of business judgment, as well as assumptions made by and information currently available to management.  When used in this document, the words “may,” “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend” and words of similar import, are intended to identify any forward-looking statements.  You should not place undue reliance on these forward-looking statements.  These statements reflect our current view of future events and are subject to certain risks and uncertainties as described in our annual report on Form 10-K for the year ended December 31, 2011 filed with the SEC.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results could differ materially from those anticipated in these forward-looking statements.  We undertake no obligation, and do not intend, to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of any unanticipated events. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize. Some of these risks and uncertainties include, but are not limited to:

•	the occurrence of any event, change or other circumstance that could give rise to the abandonment of the Reverse Stock Split;

•	the failure of the Reverse Stock Split to be consummated for any other reason;

•	the outcome of any legal proceedings that may be instituted against us and others relating to the Reverse Stock Split or the suspension of our reporting obligations under the Exchange Act;

•
the occurrence of any event, change or other circumstance that could prevent or delay us from suspending our reporting obligations under the Exchange Act, including, without limitation, any failure of the Reverse Stock Split to result in the reduction of the number of our stockholders of record to below 500;

•	the effect of the Reverse Stock Split and the suspension of our reporting obligations under the Exchange Act on our customer relationships, operating results and business generally;

•	any changes in applicable laws or regulations to which we may be subject;

•	the amount of the costs, fees, expenses and charges related to the Reverse Stock Split and the other transactions described herein; and

•	the amount of cost savings that we expect to achieve as a result of suspending our reporting obligations under the Exchange Act.

For these reasons, you should not place undue reliance on any forward-looking statements included in this proxy statement.  Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this proxy statement.

INFORMATION ABOUT THE COMPANY

Name and Address

Our name is Helix BioMedix, Inc., a Delaware corporation.  Our principal executive offices are located at 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021, and our telephone number is (425) 402-8400.

Securities

The class of equity securities to which this proxy statement relates is our Common Stock, $0.001 par value per share, of which 49,720,255 shares were outstanding as of October 31, 2012.

Market Price of Common Stock

Our Common Stock has been quoted on the OTCQB under the symbol “HXBM.OB” since 1994.  Prior to 1994, our Common Stock did not trade publicly. The following table summarizes our Common Stock’s high and low daily closing sales prices for the periods indicated as reported by the OTCQB.  These quotations reflect inter-dealer prices, without retail markups, markdowns or commissions, and may not represent actual transactions.

	Year ended December 31,
	2012		2011		2010
	High	Low	High	Low	High	Low
First Quarter	$0.31	$0.25	$0.45	$0.20	$0.40	$0.19
Second Quarter	$0.44	$0.25	$0.45	$0.22	$0.43	$0.22
Third Quarter	0.40	0.15	$0.45	$0.15	$0.49	$0.20
Fourth Quarter (as of ♦, 2012)			$0.35	$0.23	$0.59	$0.23

As of ♦, 2012, there were approximately ♦ record holders of our Common Stock. Because in some instances our Common Stock is held by brokers and clearing agencies on behalf of stockholders, we are unable to determine the total number of beneficial owners represented by these record holders.

Dividends

We have never declared or paid cash dividends on our capital stock. We intend to retain any future earnings to fund the development and growth of our business, and do not anticipate paying any cash dividends in the foreseeable future. Any future determination relating to our dividend policy will be made by the Board.

Prior Public Offerings

We have not made an underwritten public offering of our Common Stock for cash during the three years preceding the date of this proxy statement.

Stock Purchases

We have not purchased any shares of our Common Stock within the past two years.

In addition, during the last two years, none of our directors, executive officers or other affiliates has purchased shares of our Common Stock except for the grant of equity compensation by us to our directors and officers in the form of stock options as set forth above under “Special Factors – Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” and except as set forth below under “— Certain Relationships and Related Transactions – Financing Transactions Involving Related Persons.”

Certain Information Concerning Us, Our Directors and Executive Officers and Other Affiliates

Each of Helix, its directors and officers and Mr. Frank Nickell is an “affiliate” for purposes of Schedule 13E-3.

Information About Our Directors and Executive Officers

The business address of each of our directors and executive officers is c/o Helix BioMedix, Inc., 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021 and the business telephone number is (425) 402-8400.  The names of our current directors and certain information about them as of October 31, 2012 are set forth below.

Name	Age	Director Since	Directorship Term/Class*	Committee Memberships
R. Stephen Beatty	63	1999	2015/III	None

Randall L-W. Caudill, D. Phil.	65	2001	2013/I	Audit Committee
				Governance Committee

John F. Clifford	70	2007	2015/III	Compensation Committee

Richard M. Cohen	61	2005	2013/I	Audit Committee (Chairman)

Lawrence Blake Jones	66	2010	2015/III	Audit Committee
				Governance Committee

Jeffrey A. Miller, Ph.D.	64	1999	2014/II	Compensation Committee (Chairman)
				Governance Committee (Chairman)

Barry L. Seidman	67	2004	2013/I	Compensation Committee

*
Terms expire as of the date of our annual stockholder meeting in the year indicated, provided however that directors hold office until their successors are elected and qualified or until their earlier death, resignation or removal.

R. Stephen Beatty has served as our president and chief executive officer and as a member of the Board since May 1999. Prior to joining us, Mr. Beatty established and operated Beatty Finance, Inc., a private financial services company. Mr. Beatty holds a B.S. in Mathematics from the University of South Alabama and an M.B.A. from the University of New Orleans.

Having served as our chief executive officer for over ten years, Mr. Beatty brings to the Board critical knowledge and understanding of the products offered by our company, proven management experience, and a thorough understanding of the biotechnology industry in which we operate. In addition, his years of experience owning and operating a financial services company give him valuable insight in the fields of finance and investment.

Randall L-W. Caudill, D. Phil. has served as a member of the Board since December 2001. Dr. Caudill is the president of Dunsford Hill Capital Partners, Inc., a financial consulting firm advising early-stage health care and technology companies. Prior to forming Dunsford Hill Capital Partners, Inc. in January 1997, he headed the Mergers and Acquisitions Department at Prudential Securities for approximately ten years and was Co-Head of their Investment Bank. Previously, Dr. Caudill was an Executive Director and Co-Head of Mergers and Acquisitions at Morgan Grenfell, Inc., and was a senior executive in the International Mergers and Acquisitions Department of The First Boston Corporation. Dr. Caudill currently serves on the board of directors of Ramgen Power Systems, Inc., a privately held company committed to the development of high performance compressor and expander products, as well as a number of not-for-profit entities. He received an M.P.P.M. (Master’s in Public and Private Management) from Yale University and a D. Phil. from Oxford University, where he was a Rhodes Scholar.

With his years of experience in the finance and healthcare fields, Dr. Caudill brings valuable experience and perspective to the Board. In addition, Dr. Caudill is knowledgeable about accounting principles, financial reporting regulations, the evaluation of financial results, and corporate governance requirements. This experience makes him a valuable asset to the Board; he is also a member of our audit and governance committees.

John F. Clifford has served as a member of the Board since August 2007. Mr. Clifford has served as a consultant in the aesthetic and dermatology markets since June 2006. He was executive vice president of Dermatology for PhotoMedex, Inc. from May 2005 until June 2006 following its acquisition of ProCyte Corporation. He was president, chief executive officer and chairman of ProCyte Corporation from 1996 until May 2005. Before joining ProCyte Corporation, Mr. Clifford was the president of Orthofix, Inc. U.S., which acquired American Medical Electronics, Inc., where he was chief executive officer. From 1989 to 1994, he was employed by Davis and Geck, Inc. as division vice president. From 1964 to 1989, Mr. Clifford held various sales and marketing positions at Ethicon Inc. and Iolab Corporation, both Johnson & Johnson companies. Mr. Clifford holds a B.S. in Economics from Villanova University and an M.B.A. in Finance from Drexel University.

Mr. Clifford has extensive senior-level management experience in the biotechnology industry and brings to the Board valuable knowledge of the strategic, marketing and operational aspects of running a successful biotechnology business. His experience makes him a strong contributor to the Board and to our compensation committee.

Richard M. Cohen has served as a member of the Board since December 2005. Since 1996, Mr. Cohen has been the president of Richard M. Cohen Consultants, Inc., a financial services consulting company that assists public and private companies with their corporate finance and corporate governance needs. From 2003 through January 2012, Mr. Cohen served as a director of Dune Energy, Inc. (AMEX:DNE), an oil and gas exploration and production company for which he served as chief financial officer from November 2003 to April 2005. From 2007 until August 2012, Mr. Cohen had served as a director and a member of the audit committee of Rodman & Renshaw Capital Group, Inc. (NASDAQ:RODM). Since December 2009, he has been a director of CorMedix, Inc. (AMEX:CRMD-U), a pharmaceutical company that develops and seeks to commercialize therapeutic products for the treatment of cardiorenal disease, for which he has also serves as the interim chairman since October 2011. Mr. Cohen is a Certified Public Accountant (New York State). He received a B.S. from the University of Pennsylvania (Wharton) and an M.B.A. from Stanford University.

Mr. Cohen has extensive finance and corporate governance experience, including dealing with financial and accounting matters affecting companies in the biotechnology industry. Based on his financial and accounting experience, he serves as our audit committee chairman and financial expert.

Lawrence Blake Jones has served as a member of the Board since March 2010. Since 1974, Mr. Jones has been a partner with Scheuermann & Jones, a Louisiana-based law firm that practices throughout much of the United States. In addition, he serves on the board of directors of First NBC Bank, a privately held financial institution, where he is a member of the audit committee, the board of directors of First Commerce Holding Company, a privately held holding company, where he is a member of the audit committee, and the national board of directors for the not-for-profit St. Jude’s Ranch for Children, where he is a member of the audit committee. He holds a J.D. from Tulane Law School and a B.A. in history from the Louisiana State University.

With his legal background, his years of experience serving as a partner at a law firm, and his service on the boards of other companies, Mr. Jones brings to the Board demonstrated managerial ability and an understanding of the principles of good corporate governance, which also makes him a valuable contributor to the audit and governance committees.

Jeffrey A. Miller, Ph.D has served as a member of the Board since December 1999. Since 1991, Dr. Miller has been the president and chief executive officer of Capital Markets Research, Inc., a private company that provides security consulting and expert witness services. He is also the president and chief executive officer of each of Gas-Lock Advisors, LLC (since 2005) and New Arc Investments, Inc. (since 1997), and has served on the board of directors of Think-a-Move Ltd., a privately held company, since 2000. Dr. Miller has advised venture capital investors for over twenty years. Dr. Miller holds a B.A. in Political Science from Bowling Green State University and a Ph.D in Political Science from the University of Michigan.

Dr. Miller has extensive experience in financial markets and analysis, strategic planning for emerging companies and biotech investing, making him particularly qualified to contribute to the strategic and financial aspects of our business. He also has significant senior-level management and board experience with other companies and has deep knowledge of our company as a long-serving member of the Board. Dr. Miller chairs our compensation and governance committees.

Barry L. Seidman has served as a member of the Board since November 2004. For the past several years, Mr. Seidman has served as an independent consultant in the securities industry. Mr. Seidman served as chairman of the board of Pax Holding Corporation, a privately held full-service options, stock and futures clearing firm, from 2001 to 2005. In prior years, Mr. Seidman was president and chief operating officer of First Options of Chicago and a partner of Spear Leeds and Kellogg. He also served in various positions at The Options Clearing Corporation, culminating as first vice president of national operations. Since 2006 Mr. Seidman has been a director and a member of the compensation committee of Think-a-Move Ltd., a privately held company, and since 2007 he has been a director and a member of the compensation committee of Performance Inc., a privately held company. In the past he has served on the Board of Governors of the Philadelphia Stock Exchange and on the board of directors of The Options Clearing Corporation. Mr. Seidman is a graduate of St. John’s University with a B.S. in accounting.

Mr. Seidman has years of experience in finance and investing and a broad understanding of the strategic priorities of diverse industries and brings this valuable perspective to the Board and our compensation committee.

In addition to R. Stephen Beatty who, in addition to being a director, is also our President and Chief Executive Officer, our only other executive officer is Robin L. Carmichael.  Information regarding Mr. Beatty is set forth above.  Information about Ms. Carmichael is set forth below:

Robin L. Carmichael has served as our Vice President and Chief Operating Officer since January 2011, and served as our Vice President, Marketing and Business Development from October 2007 until January 2011. From April 2007 to October 2007, Ms. Carmichael was the Chief Operating Officer of DERMAdoctor, Inc., a company specializing in developing and selling over-the-counter drugs and cosmeceuticals. Prior to joining DERMAdoctor, Inc., from 1998 to December 2006, Ms. Carmichael served as Vice President of Marketing, first with ProCyte Corporation, a biotechnology company specializing in metallic peptides, and then with Photomedex, Inc. following its acquisition of ProCyte in 2005 and as a consultant to the same company from January to June 2007. From 1993 to 1998, she held various marketing and clinical research positions of increasing responsibility with ProCyte. Ms. Carmichael holds a B.S. in Nursing from Seattle University and attended the UCLA Anderson Graduate School of Executive Management.

Neither us nor any of our directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.  Each of our directors and executive officers is a citizen of the United States.

Information About Mr. Frank Nickell and RBFSC Inc.

As of October 31, 2012, Mr. Frank Nickell owned 19,912,799 shares of our Common Stock, or 40.0% of our outstanding shares of Common Stock.  Mr. Frank Nickell’s address is 320 Park Avenue, 24th Floor, New York, NY 10022 and his holdings include 17,636,264 shares of Common Stock held by RBFSC Inc., of which Mr. Frank Nickell is president and a director, and 2,000,000 shares of Common Stock issuable pursuant to warrants held by Mr. Frank Nickell.  RBFSC Inc. is a New York corporation and is an investment holding company.  Neither RBFSC Inc. nor, to our knowledge, any of RBFSC Inc.’s directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.  Mr. Frank Nickell is a citizen of the United States.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of shares of our Common Stock as of October 31, 2012 by:

•	each stockholder known to us to be a beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

This table is based in part on information supplied to us by our officers, directors and principal stockholders.  As of October 31, 2012, there were 49,720,255 shares of Common Stock outstanding.  Unless otherwise noted, the address of each beneficial owner is: c/o Helix BioMedix, Inc., 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021.  The information with respect to the beneficial ownership of shares of our Common Stock after the Reverse Stock Split assumes the consummation of a 1-for-300 reverse stock split of our Common Stock and the cashing-out of approximately ♦ shares of our Common Stock, which would result in approximately ♦ shares of Common Stock outstanding after the Reverse Stock Split.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned Prior to Reverse Stock Split(1)	Percentage Ownership Prior to Reverse Stock Split (2)	Number of Shares of Common Stock Beneficially Owned After Reverse Stock Split(1)	Percentage Ownership After Reverse Stock Split (2)
Frank T. Nickell(3)	21,912,799	42.4%
RBFSC Inc. (4)	17,636,264	35.5%
David B. Nickell(5)	4,831,598	9.7%
R. Stephen Beatty(6)	905,654	1.8%
Robin L. Carmichael(7)	441,667	*
Randall L-W. Caudill, D. Phil.(8)	153,750	*
John F. Clifford(9)	103,750	*
Richard M. Cohen(10)	118,750	*
Lawrence Blake Jones (11)	1,454,671	2.9%
Jeffrey A. Miller, Ph.D.(12)	298,737	*
Barry L. Seidman(13)	1,446,013	2.9%
Directors and executive officers as a group (8 persons)(14)	4,922,992	9.5%

*	Indicates that beneficial ownership is less than 1% of the class

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership calculations include shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of Common Stock beneficially owned also includes Common Stock which the named person has the right to acquire, through conversion, option or warrant exercise or otherwise, as of October 31, 2012 or within 60 days after that date.

(2)
Percentage ownership is based on a total of 49,720,255 shares of Common Stock outstanding as of October 31, 2012. For each named person, the percentage ownership includes stock that the person has the right to acquire within 60 days after October 31, 2012, as described in footnote 1 above. However, such shares are not deemed outstanding in the calculation of ownership percentage for any other person.

(3)
Mr. Frank Nickell’s address is 320 Park Avenue, 24th Floor, New York, NY 10022. Includes 17,636,264 shares of Common Stock held by RBFSC Inc., of which Mr. Frank Nickell is president and a director, and 2,000,000 shares of Common Stock issuable pursuant to warrants held by Mr. Frank Nickell.

(4)	The address for RBFSC Inc. is 320 Park Avenue, 24th Floor, New York, NY 10022. Mr. Frank Nickell is the president and a director of RBFSC Inc.

(5)	David B. Nickell is the brother of Mr. Frank Nickell.

(6)	Includes 780,667 shares of Common Stock issuable pursuant to options held by Mr. Beatty.

(7)	Consists of 441,667 shares of Common Stock issuable pursuant to options held by Ms. Carmichael.

(8)	Consists of 15,000 shares of Common Stock issuable pursuant to warrants and 138,750 shares of Common Stock issuable pursuant to options held by Dr. Caudill.

(9)	Consists of 103,750 shares of Common Stock issuable pursuant to options held by Mr. Clifford.

(10)	Consists of 118,750 shares of Common Stock issuable pursuant to options held by Mr. Cohen.

(11)	Includes 58,750 shares of Common Stock issuable pursuant to options held by Mr. Jones.

(12)
Includes 138,750 shares of Common Stock issuable pursuant to options and 15,000 shares of Common Stock issuable pursuant to warrants held by Dr. Miller. Of the shares of Common Stock beneficially owned by Dr. Miller, 144,987 shares were pledged as security as of October 31, 2012.

(13)	Includes 133,750 shares of Common Stock issuable pursuant to options held by Mr. Seidman.

(14)
See footnotes (6) through (13) above. Includes R. Stephen Beatty, Robin L. Carmichael, Randall L-W. Caudill, John F. Clifford, Richard M. Cohen, Lawrence Blake Jones, Jeffrey A. Miller and Barry L. Seidman.

Certain Relationships and Related Transactions

Financing Transactions Involving Related Persons

In March and May 2010, we issued convertible promissory notes in the aggregate principal amount of $3,200,000 and five-year warrants to purchase an aggregate of 800,000 shares of our Common Stock at an exercise price of $0.80 per share. RBFSC Inc., of which Mr. Frank Nickell, who beneficially owned approximately 40.0% of our outstanding Common Stock as of October 31, 2012, is the president and a director, purchased a note in the principal amount of $2,200,000 and received a warrant to purchase up to 550,000 shares of our Common Stock in this offering, and Lawrence Blake Jones and Barry L. Seidman, members of our Board, purchased notes in the principal amounts of $300,000 and $150,000, respectively, and received warrants to purchase 75,000 and 37,500 shares of our Common Stock, respectively, in such offering.

In November 2010, we entered into a convertible promissory note conversion and warrant exercise agreement with RBFSC Inc. pursuant to which RBFSC Inc.:

(i)
amended and converted $3,665,425 of aggregate principal amount and accrued interest due on a convertible promissory note issued to RBFSC Inc. in 2008 into 6,109,041 shares of our Common Stock at a conversion price of $0.60 per share;

(ii)
amended and converted $2,326,334 of aggregate principal amount and accrued interest due on the convertible promissory note issued to RBFSC Inc. in 2010 into 3,877,223 shares of our Common Stock at a conversion price of $0.60 per share;

(iii)	amended and exercised a warrant issued to RBFSC Inc. in 2008 to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.50 per share for a total of $750,000; and
(iv)	amended and exercised a warrant issued to RBFSC Inc. in 2010 to purchase 1,100,000 shares of our Common Stock at an exercise price of $0.40 per share for a total of $440,000.

In addition, in December 2010, we entered into a warrant amendment and exercise agreement with RBFSC Inc., pursuant to which:

(i)	RBFSC Inc. amended and exercised a warrant issued in 2006 for 300,000 shares of our Common Stock at an exercise price of $0.50 per share for a total of $150,000; and
(ii)	we agreed to comply with the requirements for “qualified small business stock” under Section 1202 of the Internal Revenue Code of 1986, as amended.

In December 2010, pursuant to a Tender Offer Statement on Schedule TO filed with the SEC:

(i)
outstanding convertible promissory notes issued in 2009 were amended and converted into shares of our Common Stock at a conversion price of $0.60 per share, including $114,948 and $114,444  in aggregate principal amount and accrued interest due on a convertible promissory notes held by Lawrence Blake Jones and Barry L. Seidman, respectively, members of the Board, which were amended and converted into 191,579 and 190,739 shares of our Common Stock, respectively;

(ii)
outstanding convertible promissory notes issued in 2010 were amended and converted into shares of our Common Stock at a conversion price of $0.60 per share, including $319,332 and $159,666 in aggregate principal amount and accrued interest due on convertible promissory notes held by Lawrence Blake Jones and Barry L. Seidman, respectively, members of the Board, which were amended and converted into 532,219 and 266,109 shares of our Common Stock, respectively;

(iii)
outstanding warrants issued in 2009 were amended and exercised for shares of our Common Stock at an exercise price of $0.50 per share, including warrants held by Lawrence Blake Jones and Barry L. Seidman, members of the Board, each of which was amended and exercised for 50,000 shares of our Common Stock for a total of $25,000 each; and

(iv)
outstanding warrants issued in 2010 were amended and exercised for shares of our Common Stock at an exercise price of $0.40 per share, including warrants held by Lawrence Blake Jones and Barry L. Seidman, members of the Board, which were amended and exercised for 150,000 and 75,000 shares of our Common Stock, respectively, for a total of $60,000 and $30,000, respectively.

On March 9, 2012, we entered into an LOC Agreement with Mr. Frank Nickell, pursuant to which Mr. Frank Nickell established an irrevocable standby letter of credit by JPMorgan in the amount of $2.0 million on our behalf and deposited $2.0 million with JPMorgan as collateral.  Bank administrative fees for the letter of credit are expected to be 0.75% per year and borrowings under this letter of credit, if not immediately repaid by the collateral, will accrue interest at a rate of 4% per year. The LOC will expire on July 1, 2013 but will automatically renew until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time we may draw up to the balance remaining on the LOC. Pursuant to the LOC Agreement, we agreed to use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which we would sell and issue shares of our Common Stock at a price per share of at least $0.60 for aggregate proceeds of at least $3.0 million, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid.  In connection with the LOC Agreement, we issued to Mr. Frank Nickell a five-year fully vested warrant to purchase 2,000,000 shares of our Common Stock at an exercise price of $0.25 per share and agreed to reimburse Mr. Frank Nickell for his reasonable expenses in connection with the LOC, including any interest and bank fees. As of October 31, 2012, we had drawn $750,000 against the LOC for working capital purposes and reimbursements to Mr. Frank Nickell had not been significant.

INFORMATION ABOUT THE MEETING

Record Date and Outstanding Shares

Only stockholders of record at the close of business on ♦, 2012, the Record Date, are entitled to notice of and to vote at the Meeting.  Our only outstanding securities entitled to vote at the Meeting are shares of Common Stock.  As of the Record Date, ♦ shares of Common Stock were issued and outstanding.

Proxies and Solicitation of Proxies

A proxy is your designation of another person to vote stock you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.  When you designate a proxy, you may also direct the proxy how to vote your shares.  Two of our employees, R. Stephen Beatty and Nicole N. Ressler, have been designated as the proxies to cast the votes of our stockholders at the Meeting.

The Board is soliciting your proxy to vote your shares at the Meeting.  In addition to this solicitation by mail, our directors and executive officers may contact you by telephone, by email, in person or otherwise to request your proxy.  These persons will not receive any additional compensation for assisting in the solicitation.  We will also request that stock brokerage firms and other nominees of street name holders forward proxy materials to the beneficial owners.  We have not retained the services of a proxy solicitor.  All costs of preparation and solicitation of proxies will be paid by us.

Stockholders of Record and “Street Name” Holders

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.  If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares.  However, you are considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by that broker, bank, trust or other nominee.

Voting Procedures

To vote by mail, please sign and date your proxy card and return it as directed on the proxy card. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you hold your shares in street name, you should have received a proxy card and voting instructions with these proxy materials from your broker, bank, trust or other nominee rather than from us.

To vote by telephone or via the internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the internet as instructed by your broker, bank, trust or other nominee.

If you are a stockholder of record, you may vote your shares in person by attending the Meeting and completing a ballot at the Meeting. Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. If you hold your shares in street name, you may vote your shares in person at the Meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the Meeting.

Revocability of Proxies

You may revoke your proxy and change your vote before your proxy is voted at the Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote as follows:

•	if you voted by telephone or via the internet, by voting again by telephone or via the internet no later than 11:59 p.m. Eastern Time on ♦, 2012;

•
if you completed and returned a proxy card, by submitting a new signed proxy card with a later date and returning to American Stock Transfer and Trust Company, Attn.: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219-9821 so that it is received by ♦, 2012;

•	by submitting written notice of revocation to American Stock Transfer and Trust Company, Attn.: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219-9821 so that it is received by ♦, 2012; or

•	by attending the Meeting and either voting in person or specifically requesting at the Meeting to revoke your proxy.

Attending the Meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the Meeting.

If you hold your shares in street name, contact your broker, bank, trust or other nominee regarding how to revoke your proxy and change your vote.

Effect of Not Submitting a Proxy Card; Broker Non-Votes

If your shares are held in your name, you must submit your proxy, vote by telephone or via the internet or attend the Meeting in person in order to vote on the proposals.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, in the absence of instructions from the beneficial owner of those shares, brokers may vote those shares on behalf of their clients with respect to “routine” matters but not with respect to non-routine matters (such as approval of the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split).  If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes with respect to routine matters but not with respect to non-routine matters. The “non-vote” with respect to non-routine matters is called a “broker non-vote.” Since there are no non-routine matters being voted on at the Meeting, we will not have any broker non-votes at the Meeting.

Quorum and Voting

At the Meeting, the inspector of elections will determine the presence of a quorum and tabulate the results of the voting by stockholders.  Under Delaware law and our bylaws, a quorum, consisting of a majority of the outstanding shares entitled to vote, must be represented in person or by proxy to transact any other business that may properly come before the meeting.  Abstentions will be included as present at the Meeting for the purpose of determining the presence of a quorum.

The holders of our Common Stock are entitled to one vote per share on all matters on which they are entitled to vote.

The affirmative vote of a majority of all of the shares outstanding and entitled to vote on the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split will be required for approval.  Abstentions will have the effect of a vote against this proposal.

All shares entitled to vote and represented by properly submitted, unrevoked proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly submitted proxy, the shares represented by that proxy will be voted as recommended by the Board.  If any other matters are properly presented for consideration at the Meeting, including, for example, consideration of a motion to adjourn the Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies on the proxy card will have discretion to vote on those matters in accordance with their best judgment.  We do not currently anticipate that any matters other than the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split will be presented at the Meeting.

FINANCIAL INFORMATION

Summary Historical Financial Information

The following summary of financial information was derived from our audited financial statements as of and for the years ended December 31, 2011 and December 31, 2010 and from unaudited interim financial statements as of and for the three and nine months ended September 30, 2012 and September 30, 2011.  All adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of our financial condition and results of operations have been included.  Results for the three and nine months ended September 30, 2012 may not be indicative of results to be realized for the entire year. This financial information is only a summary and should be read in conjunction with our historical financial statements and the accompanying footnotes.  Please see “Where You Can Find More Information” and “Incorporation of Certain Documents By Reference.”

Condensed Statements of Operations:
	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
	2012	2011	2012	2011	2011	2010
	(Unaudited)		(Unaudited)		(Derived from audited financials)
Revenue:
License fees	$240,550	$176,922	$729,095	$513,322	$730,635	$479,317
Peptide and consumer product sales	176,669	100,884	605,190	576,165	679,907	309,379
Consumer product sales to affiliated company	51,852	116,901	285,730	355,951	480,796	62,987

Total revenue	469,071	394,707	1,620,015	1,445,438	1,891,338	851,683
Cost of revenue:
Cost of peptide and consumer product sales	113,407	70,834	380,543	409,829	482,033	219,504
Cost of consumer product sales to affiliated company	21,832	56,961	128,684	191,486	251,274	40,990

Total cost of revenue	135,239	127,795	509,227	601,315	733,307	260,494
Gross profit	333,832	266,912	1,110,788	844,123	1,158,031	591,189

Operating expenses:
Research and development	133,009	109,221	308,036	425,131	501,044	748,663
Marketing and business development	302,040	225,732	874,791	674,187	937,508	622,846
General and administrative	418,868	327,162	1,132,679	1,043,843	1,417,467	1,530,333
Accounting, legal and professional fees	205,192	168,043	605,615	477,676	597,160	531,726
Depreciation and amortization	22,896	27,845	68,054	82,609	109,175	113,777

Total operating expenses	1,082,005	858,003	2,989,175	2,703,446	3,562,354	3,547,345

Loss from operations	(748,173)	(591,091)	(1,878,387)	(1,859,323)	(2,404,323)	(2,956,156)

Other income (expense):
Interest income	133	704	1,257	2,836	3,728	3,074
Interest expense on convertible notes payable	-	-	-	-	-	(138,979)
Interest expense on convertible notes payable, related party	-	-	-	-	-	(534,465)
Accretion of discount on convertible notes payable	-	-	-	-	-	(73,468)
Accretion of discount on convertible notes payable, related party	-	-	-	-	-	(141,440)
Debt conversion inducement expense	-	-	-	-	-	(3,806,966)
Amortization of debt issuance costs	(50,673)	-	(112,913)	-	-	-
Gain from sale of assets	-	-	-	-	6,000	-
Equity in loss of affiliated company	(14,674)	(23,373)	(32,916)	(74,446)	(85,686)	(65,601)
Change in value of option to purchase interest in affiliated company	(1,145)	8,143	(12,362)	(9,293)	(8,295)	3,199

Other income (expense), net	(37,011)	(14,526)	(156,934)	(80,903)	(84,253)	(4,754,646)
Net loss and comprehensive loss	$(785,184)	$(605,617)	$(2,035,321)	$(1,940,226)	$(2,488,576)	$(7,710,802)
Basic and diluted net loss from operations per share	$(0.02)	$(0.01)	$(0.04)	$(0.04)	$(0.05)	$(0.11)
Basic and diluted net loss per share	$(0.02)	$(0.01)	$(0.04)	$(0.04)	$(0.05)	$(0.28)
Weighted average shares outstanding	49,720,255	49,720,255	49,720,255	49,720,255	49,720,255	27,124,159

	As of	As of
	September 30,	December 31,
Condensed Balance Sheets:	2012	2011	2010
ASSETS	(Unaudited)	(Derived from audited financials)
Current assets:
Cash and cash equivalents	$216,534	$1,688,945	$4,044,309
Accounts receivable, net	284,809	239,773	235,149
Accounts receivable, affiliated company, net	112,691	200,935	52,795
Inventory	330,989	363,869	278,392
Deferred debt issuance costs, current	201,040	-	-
Prepaid expenses and other assets	64,009	64,583	63,471

Total current assets	1,210,072	2,558,105	4,674,116
Property and equipment, net	19,602	26,098	44,178
Intangible assets, net	95,470	146,297	214,068
Deferred debt issuance costs, non-current	150,917	-	-
Other long term assets	8,522	20,884	29,179
Investment in affiliated company	217,339	223,255	266,941

Total assets	$1,701,922	$2,974,639	$5,228,482

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	321,565	125,324	130,489
Accrued compensation and benefits	64,933	87,859	30,285
Accrued expenses	63,603	55,463	102,123
Deferred revenue	7,060	-	-
Deferred gross profit, affiliated company	62,509	134,842	50,479
Deferred rent, current	-	7,155	4,847

Total current liabilities	519,670	410,643	318,223
Deferred rent, non-current	32,258	28,660	35,815

Total liabilities	551,928	439,303	354,038
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 25,000,000 shares: no shares issued or outstanding	-	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized; 49,720,255 shares issued and outstanding	49,721	49,721	49,721
Additional paid-in capital	49,192,432	48,542,453	48,392,985
Accumulated deficit	(48,092,159)	(46,056,838)	(43,568,262)

Total stockholders' equity	1,149,994	2,535,336	4,874,444
Total liabilities and stockholders' equity	$1,701,922	$2,974,639	$5,228,482
Net book value per share	$0.02	$0.05	$0.10

Pro Forma Financial Statements (Unaudited)

The following unaudited pro forma balance sheets as of September 30, 2012 and December 31, 2011 and the unaudited pro forma statements of operations for the fiscal year ended December 31, 2012 and for the nine months ended September 30, 2012 show the pro forma effect of the Reverse Stock Split. The historical financial information was derived from our audited financial statements as of and for the year ended December 31, 2011 and from unaudited interim financial statements as of and for the nine months ended September 30, 2012.

The pro forma information below gives effect to the Reverse Stock Split based on shares anticipated to be cancelled and non-recurring expenses incurred to effect the Reverse Stock Split.  The pro forma information assumes that 200,000 shares of Common Stock are purchased at a price of $0.60 per share (subject to any applicable U.S. federal, state and local withholding tax, and without interest).  Pro forma adjustments to the pro forma balance sheets are computed as if the Reverse Stock Split had occurred at September 30, 2012 and December 31, 2011, respectively, while the pro forma statements of operations are computed as if the Reverse Stock Split had occurred at the beginning of the designated periods. Anticipated cost savings resulting from the Reverse Stock Split are not reflected in the pro forma financial information.

The pro forma information is not necessarily indicative of what our financial position or results of operations actually would have been if the Reverse Stock Split had occurred as of the dates presented, or of our financial position or results of operations in the future.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying footnotes included in our annual report on Form 10-K for the year ended December 31, 2011 and in our quarterly report on Form 10-Q for the quarter ended September 30, 2012, which are incorporated by reference in this proxy statement and are attached to this proxy statement as Annex D and Annex E, respectively.  Please see “Where You Can Find More Information” and “Incorporation of Certain Documents By Reference.”

Condensed Pro Forma Statements of Operations (Unaudited):

	Pro Forma	Pro Forma
	Nine Months Ended September 30,	Year Ended December 31,
	2012	2011

Revenue:
License fees	$729,095	$730,635
Peptide and consumer product sales	605,190	679,907
Consumer product sales to affiliated company	285,730	480,796

Total revenue	1,620,015	1,891,338
Cost of revenue:
Cost of peptide and consumer product sales	380,543	482,033
Cost of consumer product sales to affiliated company	128,684	251,274

Total cost of revenue	509,227	733,307
Gross profit	1,110,788	1,158,031

Operating expenses:
Research and development	308,036	501,044
Marketing and business development	874,791	937,508
General and administrative	1,262,679	1,547,467
Accounting, legal and professional fees	785,615	777,160
Depreciation and amortization	68,054	109,175

Total operating expenses	3,299,175	3,872,354
Loss from operations	(2,188,387)	(2,714,323)

Other income (expense):
Interest income	1,257	3,728
Interest expense on convertible notes payable	-	-
Interest expense on convertible notes payable, related party	-	-
Accretion of discount on convertible notes payable	-	-
Accretion of discount on convertible notes payable, related party	-	-
Debt conversion inducement expense	-	-
Amortization of debt issuance costs	(112,913)	-
Gain from sale of assets	-	6,000
Equity in loss of affiliated company	(32,916)	(85,686)
Change in value of option to purchase interest in affiliated company	(12,362)	(8,295)

Other income (expense), net	(156,934)	(84,253)
Net loss and comprehensive loss	$(2,345,321)	$(2,798,576)
Basic and diluted net loss from operations per share	$(13.21)	$(16.39)
Basic and diluted net loss per share	$(14.16)	$(16.90)
Weighted average shares outstanding	165,624	165,624

Condensed Pro Forma Balance Sheets (Unaudited):

	Pro Forma As of	Pro Forma As of
	September 30,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$536,534	$2,008,945
Accounts receivable, net	284,809	239,773
Accounts receivable, affiliated company, net	112,691	200,935
Inventory	330,989	363,869
Deferred debt issuance costs, current	201,040	-
Prepaid expenses and other assets	64,009	64,583

Total current assets	1,530,072	2,878,105
Property and equipment, net	19,602	26,098
Intangible assets, net	95,470	146,297
Deferred debt issuance costs, non-current	150,917	-
Other long term assets	8,522	20,884
Investment in affiliated company	217,339	223,255

Total assets	$2,021,922	$3,294,639

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	321,565	125,324
Accrued compensation and benefits	64,933	87,859
Accrued expenses	63,603	55,463
Deferred revenue	7,060	-
Deferred gross profit, affiliated company	62,509	134,842
Deferred rent, current	-	7,155

Total current liabilities	519,670	410,643
Deferred rent, non-current	32,258	28,660
	750,000	-
Total liabilities	1,301,928	439,303
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 25,000,000 shares; no shares issued or outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized; 165,068 shares issued and outstanding	49,521	49,521
Additional paid-in capital	49,072,632	48,422,653
Accumulated deficit	(48,402,159)	(46,366,838)

Total stockholders' equity	719,994	2,105,336
Total liabilities and stockholders' equity	$2,021,922	$2,544,639
Net book value per share	$4.36	$12.75

STOCKHOLDER COMMUNICATION AND PROXY PROPOSALS

The election of directors and other proper business may be transacted at an annual meeting of stockholders, provided that such business is properly brought before such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) brought before the meeting by a stockholder pursuant to written notice thereof to the attention of our corporate secretary, in accordance with Section 2.13 of our bylaws, and received by us not fewer than 120 nor more than 150 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. Any such stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (A) the name, principal occupation and record address of the stockholder; (B) a representation that the stockholder is entitled to vote at such meeting and a statement of the number of our shares which are beneficially owned by the stockholder; (C) the dates upon which the stockholder acquired such shares and documentary support for any claims of beneficial ownership; and, (D) the nature of the proposed business desired to be brought before the meeting, the reasons for conducting such business with reasonable particularity, including, the exact text of the proposal to be presented for adoption and any supporting statement, which proposal and supporting statement shall not in the aggregate exceed 500 words, and any material interest of the stockholder in such business. No business shall be conducted at any annual meeting of stockholders except in accordance with these requirements and applicable SEC proxy rules. The chairperson of the meeting of stockholders shall determine whether business has been properly brought before the meeting in accordance with these requirements and, if the facts so warrant, may refuse to transact any business at such meeting that has not been properly brought before the meeting. A copy of the full text of the applicable bylaw provisions may be obtained by writing to our corporate secretary.

In the event that we do not suspend our reporting obligations under the Exchange Act, stockholders who intend to present proposals at our 2013 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that such proposals are received by us no later than December 10, 2012.  Such proposals must meet the requirements of our bylaws and the SEC to be eligible for inclusion in our proxy materials. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the provisions of our bylaws, we must receive such proposal or nomination between November 10, 2012 and December 10, 2012.  Any stockholder proposals or nominations must be submitted to our corporate secretary in writing at our principal executive offices. We strongly encourage any stockholder interested in submitting a proposal or nomination to contact our corporate secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one proxy statement.  This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from us or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  A number of banks, brokers and other registered holders with account holders who are our stockholders household our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder.  If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021.  Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to R. Stephen Beatty, President and Chief Executive Officer – 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021.

WHERE YOU CAN FIND MORE INFORMATION

The Reverse Stock Split is a “going private” transaction subject to Rule 13e-3 of the Exchange Act. We have filed a Rule 13e-3 Reverse Stock Split Statement on Schedule 13E-3 under the Exchange Act with respect to the Reverse Stock Split. The Schedule 13E-3 contains additional information about us.  Copies of the Schedule 13E-3 as amended from time to time are available for inspection and copying at our principal executive offices during regular business hours by any stockholder of us, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to R. Stephen Beatty, President and Chief Executive Officer – 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021.

We are currently subject to the information requirements of the Exchange Act and file periodic reports, proxy statements and other information with the SEC relating to our business, financial and other matters.

You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 Washington, D.C.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public over the internet at the SEC’s website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in any other subsequently filed document.

This proxy statement incorporates by reference the following documents that we have previously filed with the SEC.  They contain important information about us and our financial condition.

•	Our annual report on Form 10-K for the year ended December 31, 2011
•	Our quarterly report on Form 10-Q for the quarter ended September 30, 2012
•	Our current report on Form 8-K filed on September 11, 2012.

A copy of our annual report on Form 10-K for the year ended December 31, 2011 is attached to this proxy statement as Annex D and a copy of our quarterly report on Form 10-Q for the quarter ended September 30, 2012 is attached to this proxy statement as Annex E.

Without limiting the foregoing, this proxy statement incorporates by reference our financial statements that are contained in certain documents that we have previously filed with the SEC, as follows:

•
Our audited Balance Sheets as of December 31, 2011 and 2010, our audited Statements of Operations and Comprehensive Loss for the years ended December 31, 2011 and 2010, our audited Statements of Stockholders' Equity (Deficit) for the years ended December 31, 2009, 2010 and 2011, our audited Statements of Cash Flows for the years ended December 31, 2011 and 2010 and the Notes to our audited Financial Statements, in each case that are contained in our annual report on Form 10-K for the year ended December 31, 2011; and

•
Our unaudited Condensed Balance Sheets as of September 30, 2012, our unaudited Condensed Statements of Operations and Comprehensive Loss for the three and nine months ended September 30, 2012 and September 30, 2011, our unaudited Condensed Statements of Cash Flows for the nine months ended September 30, 2012 and September 30, 2011, and the Notes to our unaudited Condensed Financial Statements, in each case that are contained in our quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2012.

We also incorporate by reference any additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this proxy statement and the date of the Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this proxy statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by written request addressed to R. Stephen Beatty, President and Chief Executive Officer – 22121 17th Avenue S.E., Suite 112, Bothell, Washington 98021.  These documents are also included in our SEC filings, which you can access electronically at the SEC website located at http://www.sec.gov.

OTHER BUSINESS

The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

We have not authorized anyone to give any information or make any representation about the Reverse Stock Split or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY VOTE BY TELEPHONE OR VIA THE INTERNET OR BY DATING, SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

R. Stephen Beatty President and Chief Executive Officer

Bothell, Washington
♦, 2012

Annex A

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
HELIX BIOMEDIX, INC.

Helix BioMedix, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST:  This Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 1, 2000, as amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on December 17, 2002 (as amended, the “Certificate of Incorporation”).

SECOND:  That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Certificate of Amendment and declaring said Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

THIRD:  Immediately upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each three hundred (300) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following the Effective Time.

FOURTH:  To accomplish the foregoing, the Certificate of Incorporation is hereby amended by adding the following paragraph as paragraph (e) of ARTICLE IV, Section 4.01 to read in its entirety as follows:

“(e)           Effective as of the effectiveness of the amendment to this Certificate of Incorporation adding this paragraph (e) to ARTICLE IV, Section 4.01 (this “Amendment”) and without regard to any other provision of this Certificate of Incorporation, each one (1) share of Common Stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the time this Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one-three hundredth (1/300th) of a fully paid and nonassessable share of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any registered holder of shares of Common Stock immediately prior to the time this Amendment becomes effective, and that instead of issuing such fractional shares to such holders, such fractional shares shall be cancelled and converted into the right to receive the cash payment of $0.60 per share (subject to any applicable U.S. federal, state and local withholding tax) on a pre-split basis to each stockholder owning shares of Common Stock immediately prior to the effective time of this Amendment.”

FIFTH:  That, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Certificate of Amendment.

SIXTH:  That said Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed this ____ day of ____________, 2012.

HELIX BIOMEDIX, INC.

By:
R. Stephen Beatty, President and Chief Executive Officer

Annex B

August 16, 2012

CONFIDENTIAL

The Board of Directors
Helix BioMedix, Inc.
22121 17th Avenue SE
Suite 112
Bothell, WA 98021

Dear Members of the Board:

The Board of Directors of Helix BioMedix, Inc. (“Helix” or the “Company”) is contemplating a reverse stock split of the Company’s common stock, as a result of which certain holders of the Company’s common stock (the “Compensated Shareholders”) will be entitled to receive $0.60 in cash (the “Purchase Price”) per pre-split share of common stock that they owned immediately prior to the reverse stock split as consideration for any fractional shares resulting from the reverse stock split (collectively the “Transaction”).  In the context of the Transaction, you have asked us to advise you with respect to the fairness, from a financial point of view, of the cash consideration to be received by the Compensated Shareholders resulting from the Transaction.

In arriving at our opinion, we have, among other things:

(i)
Reviewed, without any independent verification or due diligence being performed by us, certain publicly filed and available financial information, as well as non-publicly available financial information, both internally generated and audited, and other data relating to Helix and its financial prospects that were provided to us by the management of Helix, including the financial statements and financial forecasts and estimates prepared by the management of Helix (together, the “Prospective Financial Information”);

(ii)	conducted discussions with members of the senior management of Helix, the Board of Directors of Helix, and Helix’s auditing firm concerning the businesses and financial prospects of the Company;

(iii)
reviewed publicly-available financial and stock market data for Helix as well as with respect to certain companies in lines of businesses that we believe to be generally relevant to the business of Helix;

(iv)
compared the financial terms of the proposed Transaction with publicly-available financial terms of certain other transactions that we believe to be generally relevant to Helix and the Transaction; and

The Board of Directors
Helix BioMedix, Inc.
August 16, 2012

(v)	conducted such other financial studies, analyses and investigations, and considered such other information financial, economic and market criteria, as we deemed necessary or appropriate.

We were not asked to, nor do we offer any opinion as to the underlying business decision of Helix or the relative merits of the Transaction in comparison to other business strategies or transactions that might be available to Helix. Moreover, we were not asked to, nor do we offer any opinion regarding the non-financial terms of the Transaction, or whether any alternative transaction might produce consideration for the Compensated Stockholders in excess of the amount contemplated in the Transaction. Finally, we were not asked to, nor do we offer any opinion as to the fairness, from a financial point of view or otherwise, of the Transaction as it relates to those stockholders that are not Compensated Stockholders.

In our review and analysis and in formulating our opinion, we have assumed and relied upon, without any independent verification, the accuracy and completeness of the financial and other information provided to or discussed with, or reviewed by, us for the purpose of this opinion.  With respect to the prospective non-public financial information (the “Prospective Financial Information”) provided to us by Helix, we have assumed and relied without any independent verification upon the reasonableness and accuracy of the Prospective Financial Information provided to us and that such Prospective Financial Information has been reasonably prepared in good faith and on bases reflecting the best currently available judgments and estimates of Helix’s management.  We express no opinion with respect to such Prospective Financial Information or the assumptions upon which it is based.  We have not reviewed any of the books and records of Helix, spoken with any commercial partners or customers, assumed any responsibility for conducting a physical inspection of the properties or facilities of Helix or made any independent valuation or appraisal of the assets or liabilities of Helix.

In rendering our opinion, we have, with your consent, made the following assumptions:  (i) that the Transaction will be effected by a proxy statement (the “Proxy Statement”) filed publicly with the Securities and Exchange Commission, (ii) that the final filed Proxy Statement will describe a transaction that is not different in any material respect from the Transaction, and (iii) that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Transaction.

Our opinion expressed herein is provided for the information of the Board of Directors of Helix in its evaluation of the proposed Transaction and may not be relied upon by any third party or used for any other purpose.  This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent in each instance.  We do, however, provide our consent to reproduce this opinion, in full, in any filing required to be made with the Securities and Exchange Commission.  Our opinion is based on economic, market and other conditions and circumstances as in effect on the date of this letter and the information made available to us as of such date.  Subsequent developments may affect this opinion and we do not undertake, nor do we have, any obligation to update, revise, or reaffirm this opinion.

The Board of Directors
Helix BioMedix, Inc.
August 16, 2012

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the consideration to be received by the Compensated Stockholders in connection with the Transaction pursuant to the Proxy Statement is fair, from a financial point of view.

Very truly yours,
CASCADIA CAPITAL LLC

Annex C

CASCADIA CAPITAL LLC

Expertise. Discipline. Results.

Columbia Center
1000 2nd Ave, Ste 1200
Seattle, WA 98104

www.cascadiacapital.com

Table of Contents

I.	Introduction	2
II.	Overview of Helix BioMedix	4
III.	Overview of the Transaction	14
IV.	Summary Valuation Analysis	19
V.	Appendix A	30

CONFIDENTIAL 1 CASCADIA CAPITAL LLC

I. Introduction

II. Overview of Helix

III. Overview of the Transaction

IV. Summary Valuation Analysis

V. Appendix A

CONFIDENTIAL

2

CASCADIA CAPITAL LLC

Fairness Opinion Engagement Overview

- Cascadia Capital ("Cascadia") has been engaged by Helix BioMedix, Inc. ("Helix" or the "Company") in an advisory relationship capacity
- Helix is going to propose a reverse stock split to it shareholders to initiate their plan to make Helix a private company (the "Transaction")
  - The Transaction is intended, if completed, to enable Helix to suspend their obligation to file periodic reports with the SEC
  - The primary purpose of the reverse Stock Split will be to reduce the number of stockholders of record to less than 500
  - Stockholders that hold fewer shares than the reverse stock split ratio, will receive the right to receive cash in the amount of $0.60 per share immediately prior to the Transaction
- The purpose of the engagement of Cascadia is to provide an opinion as to the fairness, from a financial point of view, of the $0.60 per share offer price in the context of the Transaction
- All operating results, financial projections and transaction specific information utilized in this assessment have been provided by Helix or other third parties
- The information provided to Cascadia Capital by Helix or other third parties has not been independently verified by Cascadia or a third party
- Cascadia Capital's opinion does not address the relative merit of the Transaction by the Company as compared to other strategic or operational opportunities available to the Company or its shareholders

CONFIDENTIAL

3

CASCADIA CAPITAL LLC

I. Introduction

II. **Overview of Helix**

III. Overview of the Transaction

IV. Summary Valuation Analysis

V. Appendix A

CONFIDENTIAL

4

CASCADIA CAPITAL LLC

Company Overview

Helix BioMedix, founded in 1988, is a specialty dermatology and consumer products skin health company developing bioactive peptides for uses across a wide range of markets. The Company's mission is to enrich clinical practice and the patient/consumer experience by developing topically-applied products which offer the health, beauty and safety benefits of their advanced bioactive small molecule technology. Helix's vision is to be recognized as the world leader in the identification, qualification and commercialization of natural and synthetic peptides.

The company is based in Bothell, WA and has a total of 8 employees.

Revenue Sources

Peptide Licensing

- Licensing represents the quickest path to market and provides immediate revenue generation
- Royalty fees were the key factor to the 2010 revenue growth as partners increased utilization of Helix BioMedix technologies in global consumer products
- Through its distribution partners, more than 150 products using Helix BioMedix peptide technologies have entered the market

Consumer Product

- Proprietary and private label skin care products offer the opportunity for greater revenue and gross margin for the Company. Helix BioMedix brands include the Apothederm™ skin care line in the US and Cerakine™ products in international markets
- The Company also has an ownership position in NuGlow Cosmaceuticals which the Company also supplies peptides for their skincare products

Prescription / New Products

- Helix BioMedix is positioned for Rx development programs in key markets
- The Company is seeking strategic partners for both scientific collaboration and funding. Peptides with significant pharmaceutical potential in the areas of topical anti-infectives and wound healing have been identified, including acne and MRSA applications, as well as the anti-inflammatory area targeting dermatitis.

CONFIDENTIAL 5 CASCADIA CAPITAL LLC

Helix Capitalization

Current Capitalization

($ in millions)

Company Name:			Helix BioMedix
Ticker Symbol:			HXBM
Current Stock Price as of 8/15/12:			$0.39
As a % of 52-Week High			*87%*
Fully Diluted Shares Outstanding			49.7
Equity Market Value			$19.4
Preferred Stock			–
Total Debt			–
Cash and Equivalents			(1.2)
Minority Interest			–
Enterprise Value			$18.2
Enterprise Value as a Multiple of:		**Data**	
Revenue	2011A	$1.89	9.6 x
	LTM(1)	2.21	8.2 x
	2012E(2)	2.35	7.7 x

Capitalization at Offer Price

($ in millions)

Company Name:			Helix BioMedix
Ticker Symbol:			HXBM
Offer Price			$0.60
As a % of 52-Week High			*133%*
Fully Diluted Shares Outstanding			49.7
Equity Market Value			$29.8
Preferred Stock			–
Total Debt			–
Cash and Equivalents			(1.2)
Minority Interest			–
Enterprise Value			$28.7
Enterprise Value as a Multiple of:		**Data**	
Revenue	2011A	$1.89	15.2 x
	LTM(1)	2.21	12.9 x
	2012E(2)	2.35	12.2 x

(1) LTM as of 3/31/12.
(2) Provided by Helix.

CONFIDENTIAL 6 CASCADIA CAPITAL LLC

Summary Income Statement – Helix

	FY2009	FY2010	FY2011	LTM 3/31/12
Revenue:				
Licensing fees	$149,196	$479,317	$730,635	$874,302
Peptide and consumer product sales	221,876	309,379	679,907	797,702
Consumer product sales to affiliated company	–	62,987	480,796	542,128
Administrative services revenue, related party	20,196	–	–	–
Total Revenue	$391,268	$851,683	$1,891,338	$2,214,132
Cost of goods sold				
Peptide and consumer product sales	$176,720	$219,504	$482,033	$548,509
Consumer product sales to affiliated company	–	40,990	251,274	273,502
Administrative services revenue, related party	19,800	–	–	–
Cost of goods sold	$196,520	$260,494	$733,307	$822,011
Gross Profit	**$194,748**	**$591,189**	**$1,158,031**	**$1,392,121**
Operating expenses				
R&D	$722,523	$748,663	$501,044	$362,966
Marketing	506,742	622,846	937,508	1,036,177
G&A	1,473,352	1,530,333	1,417,467	1,460,251
Accounting, legal and professional fees	579,443	531,726	597,160	650,945
Total opearting expenses	$3,282,060	$3,433,568	$3,453,179	$3,510,339
EBITDA	**($3,087,312)**	**($2,842,379)**	**($2,295,148)**	**($2,118,218)**
Depreciation and amortization	130,596	113,777	109,175	$105,653
Loss from operations	**($3,217,908)**	**($2,956,156)**	**($2,404,323)**	**($2,223,871)**
Other income (expense)				
Interest income	$9,649	$3,074	$3,728	$3,264
Interest exp on convert	(96,897)	(138,979)	–	–
Interest exp on convert, related party	(388,625)	(534,465)	–	–
Accretion of discount on convert	(32,094)	(73,468)	–	–
Accretion of discount on convert, related party	(49,160)	(141,440)	–	–
Debt conversion inducement expense	–	(3,806,966)	–	–
Amortization of debt issuance costs	–	–	–	($12,117)
Gain from asset sales	–	–	6,000	$6,000
Equity in loss of affiliated company	–	(65,601)	(85,686)	($111,326)
Chage in value of options	–	3,199	(8,295)	($22,630)
Total other income (expense)	($557,127)	($4,754,646)	($84,253)	($136,809)
Net income (loss)	**($3,775,035)**	**($7,710,802)**	**($2,488,576)**	**($2,360,680)**
Loss per share	($0.15)	($0.28)	($0.05)	($0.05)
Weighted average shares outstanding	25,653,512	27,124,159	49,720,255	49,720,255

Source: Company filings.

CONFIDENTIAL

7

CASCADIA CAPITAL LLC

Summary Balance Sheet – Helix

	December 31			March 31
	2009	2010	2011	2012
Assets				
Cash and cash equivalents	$1,344,719	$4,044,309	$1,688,945	$1,163,534
Accounts rec, net	55,685	235,149	239,773	424,824
Accounts receivable, affiliated company		52,795	200,935	235,265
Inventory	202,815	278,392	363,869	322,891
Deferred debt issuance costs	–	–	–	201,040
Prepaid expenses and other	34,461	63,471	64,583	80,441
Total current assets	$1,637,680	$4,674,116	$2,558,105	$2,427,995
PP&E, net	$84,880	$44,178	$26,098	$19,946
Intangible assets, net	281,838	214,068	146,297	129,354
Deferred debt issuance costs				251,713
Other long term assets	8,522	29,179	20,884	14,264
Investment in affiliated company	–	266,941	223,255	205,607
Total assets	**2012920**	**$5,228,482**	**$2,974,639**	**$3,048,879**
Liabilities				
Accounts payable	$66,455	$130,489	$125,324	$177,035
Accrued comp and benefits	29,697	30,285	87,859	48,478
Accrued expenses	46,502	102,123	55,463	114,106
Deferred revenue	–	–	–	7,060
Deferred gross profit, related party	–	50,479	134,842	131,151
Deferred rent	–	4,847	7,155	7,748
Total current liabilities	$142,654	$318,223	$410,643	$485,578
Deferred rent	$6,008	$35,815	$28,660	$26,328
Convert notes	1,319,532	–	–	–
Convert notes, related party	5,016,860	–	–	–
Accrued interest on convert	96,897	–	–	–
Accrued interest on convert, related party	599,694	–	–	–
Total liabilities	$7,181,645	$354,038	$439,303	$511,906
Stockholders' equity				
Common stock	$25,654	$49,721	$49,721	$49,721
Additional paid-in capital	30,663,081	48,392,985	48,542,453	49,125,928
Accumulated deficit	(35,857,460)	(43,568,262)	(46,056,838)	(46,638,676)
Total stockholders' equity	($5,168,725)	$4,874,444	$2,535,336	$2,536,973
Total liabilities and stockholders' equity	**$2,012,920**	**$5,228,482**	**$2,974,639**	**$3,048,879**

Source: Company filings.

CONFIDENTIAL

8

CASCADIA CAPITAL LLC

Helix Trading History

3 Year Price Chart
March 5, 2010, Issued $2.9 mm of convertible promissory notes at 8% due 7/1/13, including warrants to purchase 725,000 shares for $.80/share
July 1, 2010, Invested $0.35 mm in NuGlow Cosmaceuticals for a 30% stake in the company
December 27, 2010, Received $2.3 million from warrant exercises for 4,852,000 shares, retired all convertible notes for 18,252,012 shares
March 31, 2011, closed private placement of 999,731 shares at $0.60 / share
March 11, 2010, Entered agreement with RubyDerm Bio to distribute products in South Korea, China and Japan for 4 years
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Volume
Helix Price

CONFIDENTIAL 9 CASCADIA CAPITAL LLC

Helix Trading History (Cont'd)

12 Month Price Chart

$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
8/15
8/29
9/12
9/26
10/10
10/24
11/7
11/21
12/5
12/19
1/2
1/16
1/30
2/13
2/27
3/12
3/26
4/9
4/23
5/7
5/21
6/4
6/18
7/2
7/16
7/30
8/13

12 Month EV/LTM Revenue (3/31/12)

14.00x
12.00x
10.00x
8.00x
6.00x
4.00x
2.00x
-
8/15
8/29
9/12
9/26
10/10
10/24
11/7
11/21
12/5
12/19
1/2
1/16
1/30
2/13
2/27
3/12
3/26
4/9
4/23
5/7
5/21
6/4
6/18
7/2
7/16
7/30
8/13

CONFIDENTIAL
10
CASCADIA CAPITAL LLC

Helix Shares Traded Analysis

3 Year Shares Traded Analysis

1200
1000
800
600
400
200
0
Shares Traded in Range (Thousands)
.15 - .19
.20 - .23
.24 - .28
.29 - .32
.33 - .37
.38 - .41
.42 - .45
.46 - .50
.51 - .54
.55 - .59
Price Range (In USD)

Source: CapitalIQ.

CONFIDENTIAL

11

CASCADIA CAPITAL LLC

I. Introduction

II. Overview of Helix

III. Overview of the Transaction

IV. Summary Valuation Analysis

V. Appendix A

CONFIDENTIAL 14 CASCADIA CAPITAL LLC

Transaction Overview

- Our client, Helix BioMedix, Inc. is contemplating a transaction that is considered a "going private" transaction as defined in Rule 13e-3 under the Exchange Act that will enable the Company to suspend their obligation to file periodic reports with the SEC

- The Company will propose a reverse stock split of a ratio to be determined (the "Ratio") for their outstanding common stock

CONFIDENTIAL 15 CASCADIA CAPITAL LLC

Transaction Rationale[1]

- The primary purpose of the Transaction will be to reduce the number of stockholders of record to less than 500, thereby allowing Helix to "go private"
  - The Board and the Special Committee of Helix have determined that the costs of being a public company currently outweigh the benefits, and thus it is no longer in the Company's best interests or the best interests of their stockholders
- Helix expects to realize significant annual cost savings as a result of the suspension of reporting obligations under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act of 2002
  - Additionally, the Company expects increased compliance costs associated with the Dodd–Frank Wall Street Reform and Consumer Protection Act, relating to executive compensation and corporate governance requirements, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company
- Helix will enjoy the ability to gain greater operational flexibility by being able to devote more time to the business operations and to focus on long-term growth without an undue emphasis on short-term quarterly results and short-term fluctuations in the market price of their common stock
- The Company currently gains minimal benefit from being a public company
  - Benefits of being publicly held typically include access to the public markets for purposes of raising capital, acquisitions and for liquidity purposes, and the prestige of being a publicly held company, which can be helpful in recruiting, attracting and retaining key officers, directors and staff
- Due to the limited public trading volume and liquidity of Helix's common stock, the smallest stockholders will have the opportunity to obtain cash for their shares at a premium over the current market price

(1) Represents our understanding based on conversations with the Company and their legal counsel.

CONFIDENTIAL

16

CASCADIA CAPITAL LLC

Cascadia Capital's Due Diligence Process

- Cascadia held an initial meeting with Helix's CEO, Stephen Beatty, on June 25, 2012 to help define the scope of the fairness opinion
  - Other topics included basic diligence on the Company with regard to the Transaction and historical financials of the Company
- Cascadia held a diligence meeting with Mr. Beatty and Randall Caudill, Board Member and Chairman of the special committee on July 6, 2012
  - The diligence topics covered: the Company's current and past financials, an explanation of the Transaction, the Transaction rationale, the Company's financing history and the Company's key shareholders
  - The Company provided Cascadia with additional diligence materials including SEC documents, board and shareholder presentations, and answers to general diligence questions
- Cascadia held a conference call on July 12, 2012 with Robin Carmichael, Helix COO
  - Topics were primarily focused on Helix's methodologies used to derive the financial projections provided to Cascadia
- Cascadia held a conference call with Mr. Beatty, Mrs. Carmichael and Mr. Caudill on July 26, 2012
  - The call was used to apprise the Helix team as to the Cascadia schedule for approval of the requested fairness opinion
  - Additionally, some diligence items were discussed for further clarification
- Completed auditor diligence with Brent Johnson, Lead Audit Partner on Helix for KPMG, on August 6, 2012
  - Discussed Helix's accounting policies and recent audits

CONFIDENTIAL

17

CASCADIA CAPITAL LLC

Ownership Summary - Helix

40.0%
44.7%
9.7%
0.1%
5.4%
Frank Nickell
David Nickell
Board
Management
Other Common

- Helix has 49,720,255 shares outstanding as of July 30, 2012
  - All shares represent the same class of common stock
  - While warrants and convertible debt exist on the Helix balance sheet, all are out of the money currently
  - As of their stock ownership report provided to us, Helix had 785 individual share holders of which 522 own less than 1,000 total shares
  - Helix has no significant institutional ownership

CONFIDENTIAL

18

CASCADIA CAPITAL LLC

I. Introduction

II. Overview of Helix

III. Overview of the Transaction

IV. Summary Valuation Analysis

V. Appendix A

CONFIDENTIAL

19

CASCADIA CAPITAL LLC

Valuation Framework

- The analysis that follows values Helix as a standalone entity
  - Helix's lack of detailed financial projections and low historical revenue compelled us to pursue additional means of valuation beyond the traditional methods of discounted cash flow and trading and transaction comparables
  - When valuing Helix, we looked at trading and transaction comparables, a discounted cash flow analysis, a valuation from private investments in comparable public companies and a premiums paid analysis in comparable transactions
- In applying public company trading metrics, we have made applications to the latest twelve months ("LTM") as of 3/31/2012
  - While Helix has filed statements for the period ended 6/30/2012, publicly filed statements as of 3/31/2012 enables us to be consistent in our application of methodologies as many of the comparable companies have not filed financial statements for the equivalent period, to date; we believe this bears no impact on our conclusion
  - Additionally, the comparable companies were typically not covered by research analysts or provide guidance leaving LTM the only available metric
  - Due to Helix's lack of earnings or EBITDA, only multiples of revenue could be analyzed
- In valuing Helix, we had to take into consideration the relative illiquidity of the Company's common stock
  - In all cases where we have valued Helix in a premiums to, we have utilized a normalized stock price based on the 30 day volume weighted average price ("VWAP") of $0.28
  - Many of the comparable companies had similar issues of illiquidity which generated the idea of looking into private investments in comparable public companies to normalize the fair value of the comparables
- Our opinion on valuation was formed through analysis of these various methodologies as well as Helix's historical market stock price and financing transactions

CONFIDENTIAL 20 CASCADIA CAPITAL LLC

Helix – Valuation Approach

Methodology	Comments	Focus
Public Market Trading Comparables	▪ Current market based valuation ▪ Cannot compensate for consideration received over time	▪ Cascadia has applied 3/31/12 LTM revenue metrics to prevailing multiples of revenue ▪ Comparable companies were similar in size but potentially subject to the same illiquidity issues suffered by Helix's common stock
Comparable Transactions	▪ Valuation at a historical point in time ▪ Cannot compensate for consideration received over time ▪ A control premium was paid in comparable transactions	▪ Obtaining relevant transactions was hindered by the relatively small size of Helix and niche market where the Company is active ▪ Comparable transaction multiples also carry a control premium which would increase the value as compared to the transaction proposed by Helix
Discounted Cash Flow Analysis (DCF)	▪ Requires more subjectivity ▪ Potential material variability with small changes in assumptions	▪ Cascadia's opinion is that the projections provided by the Company give insufficient detail to create a credible DCF for valuation purposes ▪ No weight was given to the DCF in our assessment of the fairness of value
Private Investments in Comparable Public Companies	▪ Valuation at a historical point in time ▪ Similar limitations to comparable transaction, however control premium is not paid	▪ Cascadia has applied historical revenue metrics based on the implied valuation from private investments in companies comparable to Helix ▪ These private investments are meant to normalize the illiquidity in the comparable company's common stock
Premiums Paid Analysis	▪ Valuation based on premiums paid by other firms in comparable going-private transactions	▪ Cascadia has identified comparable going-private transactions where a tender offer was made at a premium in order to reduce the number of stockholders to the level required to take the companies private ▪ Only one relevant transaction was found by Cascadia that was closed in the past 3 years ▪ Cascadia has applied these premiums to the 30-day volume weighted average price of Helix to derive a fair value to be paid in the transaction

CONFIDENTIAL

21

CASCADIA CAPITAL LLC

DCF Analysis – Helix

Assumptions

- Based on financial projections provided by Helix
  - Assumes a discount rate of 25% and a terminal growth rate of 3%
- Given the lack of detail in the income statement and lack of a balance sheet in the projections provided, by Helix, we cannot give any weight to the valuation of the discounted cash flows of the Company

Discounted Cash Flows

CONFIDENTIAL
26
CASCADIA CAPITAL LLC

Post Transaction Trading of PIPE Comparables

Chongqing Huapont Pharm Co. Ltd. Share Pricing

4.30
4.10
3.90
3.70
3.50
3.30
3.10
2.90
2.70
2.50
Mar-26-12
Apr-09-12
Apr-18-12
Apr-27-12
May-10-12
May-21-12
May-30-12
Jun-08-12
Jun-19-12
Jun-29-12
Jul-10-12
Jul-19-12
Jul-30-12
Aug-08-12

Goangdong Taiantang Pharmaceutical Co., Ltd. Share Pricing

4.00
3.90
3.80
3.70
3.60
3.50
3.40
3.30
3.20
3.10
Jan-20-12
Feb-10-12
Feb-24-12
Mar-09-12
Mar-23-12
Apr-11-12
Apr-25-12
May-11-12
May-25-12
Jun-08-12
Jun-25-12
Jul-09-12

Divine Skin, Inc. Share Pricing

0.40
0.38
0.36
0.34
0.32
0.30
0.28
0.26
0.24
0.22
0.20
Oct-03-11
Oct-18-11
Nov-02-11
Nov-17-11
Dec-05-11
Dec-20-11
Jan-06-12
Jan-24-12
Feb-08-12
Feb-24-12
Mar-12-12
Mar-27-12

CONFIDENTIAL

28

CASCADIA CAPITAL LLC

Appendix A: Comparable Public Company Descriptions

CONFIDENTIAL 30 CASCADIA CAPITAL LLC

Public Company Trading Comparables Descriptions – Helix

Company	Description
Basilea Pharmaceutica AG	Through its fully integrated research and development operations, the Company focuses on the development of innovative antibiotics, antifungals, oncology drugs, and skin disease treatments targeting the medical challenge of resistance and non-response to current treatment options
	Basilea has a broad pipeline of innovative drugs with well differentiated and competitive profiles to treat drug-resistant bacterial infections, systemic fungal infections and drug-resistant tumors
	The Company primarily offers Toctino, a therapy for the treatment of adults with severe chronic hand eczema unresponsive to potent topical corticosteroids
	The Company owns an innovative and diversified portfolio as well as substantial innovative early-stage programs
	Similarities
	Research and development operations focusing on developing innovative products for the skin care market
	Develops and commercializes topical products
	Distribution agreements with international pharmaceutical companies like Stiefel Laboratories
	Broad pipeline of innovative skin care solutions
	Differences
	Switzerland based company, and listed on the SIX Swiss Exchange (SIX:BSLN)
	Develops drug products rather than peptide products

CONFIDENTIAL

31

CASCADIA CAPITAL LLC

Public Company Trading Comparables Descriptions – Helix (Cont'd)

Company	Description
Anacor Pharmaceuticals, Inc.	Anacor is focused on discovering, developing and commercializing novel small molecule therapeutics derived from its novel boron chemistry platform
	The Company has discovered six product candidates currently in development
	Anacor's lead product candidates include three topically administered dermatologic compounds—tavaborole, an antifungal for the treatment of onychomycosis, and topical anti-inflammatories for the treatment of psoriasis and atopic dermatitis
	Two compounds are currently in development by their partners GlaxoSmithKline, and Eli Lilly and Company
	Similarities
	Product candidates include topically administered dermatology, anti-fungal and anti-inflammatory treatments
	Strategic development agreements in place with international pharmaceutical companies like GlaxoSmithKline
	Differences
	Development programs, including Anacor's five clinical product candidates, have been internally discovered using their boron chemistry platform
	Products include the animal health market

CONFIDENTIAL

32

CASCADIA CAPITAL LLC

Public Company Trading Comparables Descriptions – Helix (Cont'd)

Company	Description
Cosmo Pharmaceuticals S.p.A.	Cosmo is a specialty pharmaceutical company with a proprietary clinical development pipeline that specifically addresses innovative treatments for the gastro-intestinal tract, specifically Inflammatory Bowel Diseases (IBD), colon infections and colon diagnosis, as well as selected topically treated Skin Disorders
	Cosmo licenses its two next products scheduled to come to the market in the USA to Santarus to get a 12% stake in Santarus
	The first new chemical entity the Company is developing is targeted at the acne, hirsutism and alopecia market and is presently in phase II
	Similarities
	Develops, commercializes and licenses proprietary pharmaceutical products
	Develops topical solutions for selected skin disorders
	Differences
	Cosmo specializes in optimized therapies in the gastro-intestinal disease treatment market
	Significant portion of the company's production is focused on pharmaceuticals in solid forms
	Cosmo also manufactures the pharmaceutical products for third parties
	Cosmo develops a range of pharmaceutical product projects that are based on its Multi Matrix MMX® technology - allows the delivery of active pharmaceutical ingredients into the lumen of the colon through tablets in a delayed and controlled extent with the effect that the active pharmaceutical ingredients can be applied to the full length of the colon
	Company based in Italy and trades on the SIX Swiss Exchange (SWX:COPN)

CONFIDENTIAL

33

CASCADIA CAPITAL LLC

Public Company Trading Comparables Descriptions – Helix (Cont'd)

Company	Description
Zhejiang Hangzhou Xinfu Pharmaceutical Co., Ltd.	Xinfu Engages in the manufacture and supply of health food and pharmaceutical products in China and internationally
	The company provides calcium D-pantothenate and panthenol series products
	Xinfu also develops biochemistry products and projects, such as pantethine, glycolic acid, and red yeast rice powder
	The company offers its products for feed additive and animal health, skin and hair care, food additives, and environment conservation
	Similarities
	Some products used for skin care markets such as wound healing, anti-inflammatory and moisturizers
	Differences
	Company develops products in the health food markets, and creates products such as D-pantothenate and panthenol series products
	Primarily manufactures and supplies their products to the end users
	Xinfu is based in China and trades on the Shenzhen Stock Exchange (SZSE:002019)

CONFIDENTIAL

34

CASCADIA CAPITAL LLC

Public Company Trading Comparables Descriptions – Helix (Cont'd)

Company	Description
Goangdong Taiantang Pharmaceutical Co., Ltd.	Taiantang engages in the research, production, and sale of skin-drugs for external and oral applications in China
	The company offers various dermatology drugs, including anti-inflammatory creams, ointments, pills, and other formulations, as well as cardiovascular drugs and infertility drugs
	Similarities
	Researches and develops skin care products including dermatology drugs, anti-inflammatory and other skin treatments
	Solutions include topical skin care products like creams and ointments
	Differences
	Primarily manufactures and supplies their products to the end users
	Company is based in China and trades on the Shenzhen Stock Exchange (SZSE:002433)
	Taiantang is focused on the Chinese market
	Some skin care products developed by the Company can be orally applied

CONFIDENTIAL

35

CASCADIA CAPITAL LLC

Public Company Trading Comparables Descriptions – Helix (Cont'd)

Company	Description
Divine Skin, Inc.	Divine Skin develops advanced technologies for the transportation of substances for skin care, anti-aging, hair care and personal care needs products
	The company markets its products through a network of specialty retailers, spas, salons, and other distributors primarily in North America, Europe, Asia, and South America
	Similarities
	Develops products in the personal care, skin care and anti-aging markets
	Products are sold through various retailers, spas, salons and ecommerce websites
	Differences
	Develops nanosomes, an advanced technology for the transportation of substances and active ingredients
	The Company's primary business model is to develop their own products

CONFIDENTIAL

36

CASCADIA CAPITAL LLC

Annex D

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-K

(Mark One)
☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2011

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                  to
Commission File No. 33-20897-D

HELIX BIOMEDIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	91-2099117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

22118-20th Avenue Southeast, Suite 204, Bothell, Washington 98021
(Address of principal executive offices and zip code)

(425) 402-8400
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐        No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes  ☐        No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒        No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.    ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐        No  ☒

The aggregate market value of the registrant’s common stock, $0.001 par value per share, held by non-affiliates on June 30, 2011 was $11,268,305, based on the closing sales price of $0.42 on that date. For purposes of this disclosure, shares of common stock held by executive officers and directors of the registrant have been excluded because such persons may be deemed to be affiliates.

As of March 19, 2012, 49,720,255 shares of the registrant’s common stock were issued and outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the registrant’s definitive proxy statement relating to the registrant’s 2012 Annual Meeting of Stockholders, to be filed within 120 days of the end of the fiscal year ended December 31, 2011, are incorporated by reference into Part III hereof.

HELIX BIOMEDIX, INC.
FORM 10-K

PART I
Forward-Looking Statements

Our disclosure and analysis in this Annual Report on Form 10-K and in the documents incorporated by reference contain forward-looking statements, which provide our current expectations, forecasts and assumptions regarding future events. Forward-looking statements include, without limitation:

•	statements concerning possible or assumed future results of operations, trends in financial results and business plans, including those relating to earnings growth and revenue growth;

•	statements about our product development schedule;

•	statements about our future capital requirements and the sufficiency of our cash, cash equivalents, investments, and any other sources to meet these requirements;

•	statements about our plans, objectives, expectations, and intentions; and

•	other statements that are not historical facts.

Words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “future,” “target,” and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the factors described in Item 1A, “Risk Factors” in this Annual Report. Other factors besides those described in this Annual Report could also affect actual results. You should carefully consider the factors described in Item 1A, “Risk Factors” in evaluating our forward-looking statements.

You should not unduly rely on these forward-looking statements, which speak only as of the date of this Annual Report. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Annual Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we file from time to time with the Securities and Exchange Commission, or SEC, after the date of this Annual Report.

ITEM 1.	BUSINESS

Overview

As used in this Annual Report, “we,” “us” and “our” refer to Helix BioMedix, Inc. We are a biopharmaceutical company with an extensive proprietary library of structurally diverse bioactive peptides and patents covering hundreds of thousands of peptide sequences. Our mission is to enrich clinical practice and the patient/consumer experience by developing and commercializing topically applied products which offer the benefits of our advanced bioactive small molecule peptide technology. Our vision is to be recognized as the world leader in the identification, qualification and commercialization of natural and synthetic peptides.

Our business strategy is to develop our peptide and small molecule portfolio to derive revenue from a broad base of opportunities including licensing rights to third parties to use select proprietary peptides in specific fields of application and commercializing our own branded products. Over the longer term, we intend to pursue applications for products using our technology in medical devices and pharmaceutical preparations. We have developed numerous peptides with unique sequences for use in the following two areas of application:

·
Consumer skin care products — we have developed a range of peptides and small molecule technologies capable of improving different aspects of the skin’s appearance, texture, tone and barrier function and are marketing these peptides as innovative ingredients for cosmetic use; and

·
Prescription (Rx) products — certain of our peptides have demonstrated promising results in the areas of infection control, wound healing and immune modulation and are being developed for Rx applications.

Our Rx focus is on prescription-only topical preparations that would be subject to a shorter regulatory approval process under Section 510(k) of the Food, Drug and Cosmetic Act (510(k) devices). We continue to explore possible sources of funding to support further in-house development work on our pharmaceutical programs, which we believe will enhance potential partnership opportunities with pharmaceutical companies.

Our business was incorporated in 1988, and until early 2007 we operated primarily as a technology development company, generating a portfolio of intellectual property focused on identifying and developing synthetic bioactive peptides and, to a lesser extent, commercializing the extensive library of patented bioactive peptides we had developed. During 2007, we began generating consistent revenue through license agreements with skin care product manufacturers and through collaborative development agreements and moved from the development stage to the commercialization stage.

1

Consumer Skin Care Products

We supply and license to skin care contract manufacturers and materials suppliers certain of our proprietary cosmeceutical peptides for inclusion in their acne treatment, anti-aging skin care, color cosmetics, and specialty body care products. We rely on these industry supplier licensees to create both awareness and demand for our technology among their skin care customers. We believe our peptide technology further holds potential as active ingredients for products marketed and sold by skin care industry leaders and as such, we collaborate directly with leading skin care companies to identify opportunities for strengthening their brand position with differentiated products featuring our peptide technology. We sell our proprietary skin care products through distributors and directly to consumers. Our consumer skin care product development efforts are currently focused on the following:

Anti-Acne

Acne is the most common skin disorder in the United States (U.S.), affecting 40 to 50 million Americans. Nearly 85 percent of all people have acne at some point in their lives. By the mid-teens, more than 40 percent of adolescents have acne or acne scarring which requires treatment by a dermatologist. Research from GlobalData, an industry analysis specialist, indicates that the global acne therapeutics market generated approximately $2.9 billion in revenues in 2009 and estimated that revenues from this market could reach $3.1 billion by 2017 at a compound annual growth rate of 0.7%.  Global Data attributed the moderate increase in revenue to the overcrowding of generics in the market and the increased acceptance of alternative therapies such as photodynamic therapy and ultraviolet/blue light therapy.

We believe our oligopeptide-10 technology promises significant advantages for skin care companies in the over-the-counter acne treatment market. This proprietary peptide may be formulated into products with certain over-the-counter anti-acne ingredients for improvement in blemish-clearing benefits. The skin care benefits of this peptide derive from its ability to bind to a pro-inflammatory substance on the cell wall of the acne-causing bacteria. This pro-inflammatory substance is known to cause much of the redness associated with acne breakouts but, when bound to our peptide, is rendered inactive. Laboratory and clinical testing confirm the additional treatment benefits and higher level of consumer satisfaction associated with formulations that contain our peptide.

A number of companies have formulated and launched anti-acne products incorporating this peptide under license from us or through sublicense from our licensed distributors. We believe the use of this peptide is advantageous for globally marketed anti-acne products, not only because it supports more favorable outcomes with salicylic acid based treatment products, but also because it offers a favorable alternative to benzoyl peroxide, an ingredient that is limited in application due to regulatory restrictions in certain markets as well as its potential harshness on sensitive skin. We anticipate additional anti-acne product introductions in 2012.

Anti-Aging

In January 2012, MarketResearch.com, a provider of global market intelligence products and services, published a report indicating that the cosmeceutical market in the U.S. had reached $27.2 billion in 2010, with anti-aging skin care ranking in the top revenue segment. While the U.S. Food and Drug Administration (FDA) does not recognize cosmeceuticals as a regulatory category, cosmeceuticals are generally described in consumer press as cosmetic products with active ingredient benefits, and peptides are a typical example of such technology.

We have identified and qualified a number of peptides that target changes in the appearance of skin associated with the aging process. As there are anti-aging skin benefits that derive from the skin’s natural healing process, much of the anti-aging aspect of our peptide library has evolved from the screening processes associated with our pharmaceutical wound healing programs.

Peptides that target improvement in the appearance of aging skin may affect one or more of the age-related skin characteristics such as lines and wrinkles, loss of elasticity, firmness and definition, the appearance of darkened areas or general unevenness of skin tone, rough texture, and thinning of the skin. Our palmitoyl hexapeptide-14 and hexapeptide-21 peptides are examples of anti-aging peptides that target several aspects of support for the skin’s structural matrix. These peptides have been shown in vitro to accelerate the migration of cells from the skin’s uppermost layer, a critical process to strengthen tissue. In clinical studies, subjects using products containing these peptides demonstrated improvement in fine lines and wrinkles and a smoother, firmer appearance. Palmitoyl Hexapeptide-14 has also been clinically demonstrated to provide benefits equivalent to those of the leading prescription anti-aging products, but without the risk of irritation associated with aggressive retinoids. These peptides have been formulated into various cosmeceutical skin care products that are currently in the marketplace, and we anticipate further anti-aging product introductions in 2012. Additionally, our tetrapeptide-14 and tetrapeptide-16 peptides have shown benefit in skin soothing products, such as creams and lotions for rosacea prone skin or for sensitive skin care.

Our license agreement with Goldschmidt GmbH, a wholly owned subsidiary of Evonik GmbH (Evonik), a leading supplier of cosmetic ingredients, provides Evonik with exclusive rights to certain of our peptides targeted towards skin care and personal care applications. Evonik launched its first peptides based on our technology in January 2009 and continues to promote the product under the Tego® Pep 4-17 name. Evonik launched a second Helix BioMedix peptide in October 2010 under the name Tego® Pep 4-Even.

We are also working to identify opportunities for peptides to interrupt the pathways that lead to undesirable discoloring and mottled skin tone. We have identified numerous opportunities for the addition of peptides into therapeutic moisturizers and shampoos in support of the healthy appearance and comfort of skin and scalp. Potential benefits of adding certain peptides to cosmetically therapeutic moisturizers and hair care products include resistance to secondary infection associated with compromised skin, restoration of healthy appearance to cracked, flaky feet that do not respond to ordinary moisturizers, reduced flaking, and improved comfort associated with conditions of the scalp.

2

Helix BioMedix Branded Products

We launched our first proprietary skin care products under the Striking® brand in the fourth quarter of 2008. The product line, which was positioned for the market niche of perimenopausal and menopausal skin, introduced our exclusive Helix BioMedix SmartPeptide™ Heptapeptide-7 technology that helps nourish keratinocytes to support skin renewal.

The Striking® Skin Care line consists of four products: Multi-Vitamin Creme Cleanser, Multi-Peptide Serum, Rejuvenating Eye Creme and Restorative Moisture Creme. Based on market feedback, in 2011, we determined a broader product positioning for anti-aging skin care would provide greater market opportunities, and these products were relaunched under the Apothederm™ brand name in September 2011. We believe the Apothederm™ name better encompasses the brand’s core focus in dermatologically-based products and resonates better with consumers. The first Apothederm™ body product, a stretch mark cream using Heptapeptide-7, was officially launched in April 2011. Based on the successful market acceptance of the Apothederm™ brand, we plan to retire the Striking® brand by the end of 2012.

Our products are distributed through our dedicated ecommerce websites at www.apothederm.com and www.strikingskincare.com, as well as through spas, select catalogues and leading skin care internet retailers such as DermStore.com.

In addition, in April 2010, we launched the Cerakine™ Anti-Aging Skin Care product line, which includes a multi-vitamin cleanser, eye cream, moisturizer and serum that form a core daily cleansing and moisturizing ritual. To date, this product line has primarily been dedicated to distribution in the Asian marketplace.

Helix BioMedix Private Label Products

We supply private label products to strategic partners with expertise in certain market segments. For example, in July 2010, we entered into a supply agreement with NuGlow Cosmaceuticals, LLC (NuGlow), an affiliated company, for supply of private label products for NuGlow’s direct-to-consumer marketing program (see Note 6 of our Notes to Financial Statements). We commenced product shipments to NuGlow in the fourth quarter of 2010. We anticipate providing private label products to additional select customers in 2012.

Rx Programs

We are developing a novel, broad-spectrum, topical anti-infective for the treatment of skin and wound infections and the prevention of Staphylococcus aureus (S. aureus) infections including those caused by Methicillin resistant Staphylococcus aureus (MRSA). These programs are based upon a family of molecules known as lipohexapeptides (or small molecule peptides) that we developed to specifically combine the attributes of small molecule natural products with the advantages of antimicrobial peptides. This class of anti-infective peptides has demonstrated significant improvement in activity, both in vitro and in vivo, over traditional antimicrobial peptides.

As with traditional antimicrobial peptides, our lead lipohexapeptides are rapidly cidal, fail to engender resistance in vitro, are readily synthesized and do not exhibit cross-resistance with other antibiotics. However, these molecules also have the advantage of being more stable, safer and more cost-effective to manufacture than traditional antimicrobial peptides. In addition, primarily due to acylation (addition of a lipid), these molecules are significantly more active in complex biological environments such as human serum or wound fluid. As a result, lipohexapeptides exhibit potent activity in animal infection models.

In pre-clinical testing, our lead molecules exhibited broad-spectrum antimicrobial activity against significant bacterial pathogens such as S. aureus, Streptococcus pyogenes, and Pseudomonas aeruginosa, and also pathogenic fungi such as Candida and Trichophyton species. This activity was maintained against antibiotic-resistant organisms such as MRSA and Vancomycin Resistant Enterococci. Our lead molecules have demonstrated significant activity in both bacterial and fungal animal infection models. In a S. aureus abraded skin infection model, our lead lipohexapeptides significantly reduced the number of bacteria following three days of once-daily dosing, and in many cases, our peptide eradicated the pathogen. In a guinea pig dermatophytosis model, our lead peptide candidates significantly reduced pathogen count and delivered clinical benefits comparable to Terbinafine, a drug approved by the FDA for onchomycosis. In both animal models, toxicity was not significantly different from that without peptides.

Our topical Rx product development efforts are currently focused on acne anti-infectives, MRSA, and fungal infections.

Competition

The cosmetic, biotechnology, and pharmaceutical industries are characterized by rapidly advancing technologies, intense competition, and a strong emphasis on proprietary products. Many participants in these industries, as well as academic institutions and other research organizations, are actively engaged in the discovery, research and development of products that could compete with our products under development. They may also compete with us in recruiting and retaining skilled scientific and management talent.

We believe that we face two broad classes of competitors:

•	other companies developing therapies and skin care products based upon peptide technology; and

•	companies using other technologies to address the disease conditions and skin care concerns that we are targeting.

3

We are currently aware of several companies that are utilizing peptide-based technologies for antimicrobial applications including: Caregen Co., Ltd., DSM N.V., Lytix Biopharma AS, and Inimex Pharmaceuticals, Inc. In addition, in the skin care and personal care markets, several companies, including Lonza Group Ltd., Laboratoires Serobiologiques, Lipotec S.A. and CRODA, Inc., sell patented specialty ingredients for cosmetic use.

Suppliers

We believe that there are several readily available sources of amino acids used for our peptides. We do not plan to manufacture peptides ourselves on a commercial scale; instead, we have sought collaborations with several established manufacturers specializing in the production of peptides. With their assistance, we have developed production and cost plans that should support the inclusion of our peptides in a wide range of both consumer and clinical products. We believe several of these contract manufacturers are capable of scaling peptide synthesis to support all of our projected volume and configuration requirements.

License Agreements

We entered into a License Agreement with the University of British Columbia (UBC) commencing October 1, 2001, whereby UBC granted us an exclusive, worldwide license to use and sublicense certain defined “Technology” and any improvements within a specified field of use and including the right to manufacture, distribute and sell products utilizing the Technology. The agreement terminates on October 1, 2021 or upon the expiration of the last patent applied for and obtained pursuant to certain provisions of the agreement, unless terminated earlier as provided in the agreement. According to its terms, the agreement terminates automatically if a bankruptcy proceeding is brought by or against us, and terminates at UBC’s option upon certain events, including our insolvency or cessation of business, a delinquency of more than 60 days in payments due from us under the agreement, and our breach of certain provisions relating to insurance requirements, use by us of UBC trademarks, and marketing obligations. In addition, either party may terminate the agreement on notice after the opportunity to cure if the other party defaults under the agreement. The Technology licensed under the agreement consists primarily of three U.S. patents for antimicrobial peptides (as set forth in the table under “Intellectual Property Rights” below) and related methods of use. The license may be sublicensed to Helix BioMedix affiliates. Pursuant to the terms of the agreement, we issued to UBC or its assigns 97,500 shares of our common stock and options to purchase up to 152,500 shares of our common stock at $1.50 per share. The options were fully vested upon grant and all expired as of October 1, 2011. Additionally, we agreed to pay UBC a royalty of 3.5% of revenue generated from the Technology and any improvements related thereto. We are also required to pay UBC minimum annual royalties and to reimburse UBC for all further costs incurred with respect to the licensed patents, including maintenance fees.

On August 16, 2007, we entered into a license agreement with Evonik, which has subsequently been amended. Pursuant to the agreement, we granted to Evonik an exclusive license under certain of our patent applications and related rights and technology to, among other things, make and sell formulations for use as ingredients in final products in the cosmetic and non-prescription-drug fields of use. The term of the agreement extends until the expiration of the last-to-expire patent issued under the licensed patent rights, subject to certain termination rights of each party. Either party may terminate the agreement if the other party materially breaches a material provision of the agreement and fails to cure the breach within the specified notice period. In addition, either party may terminate the agreement if, for any consecutive three-year period after 2010, earned running royalties fall short of certain agreed minimum amounts. In consideration for the license, Evonik agreed to make specified upfront payments (subject to certain conditions) and to pay license fees quarterly on its sales of formulations under the agreement.

On September 12, 2007, we entered into a first amended and restated license agreement with Grant Industries, Inc. (Grant), which amended and restated the non-exclusive license agreement between the parties dated December 12, 2006, and which has subsequently been amended. As amended to date, the term of the license agreement will expire on December 31, 2014 subject to certain termination rights of each party. Either party may terminate the agreement if the other party ceases its business or upon certain events relating to bankruptcy, or if the other materially breaches a provision of the agreement and fails to cure the breach within the specified notice period. We may terminate the license or remove a peptide from the scope of the license if Grant fails to meet certain minimum royalty obligations. The license permits Grant to formulate certain of our proprietary peptides into premix products and to market and sell those premix products for use in final products in the cosmetic and over-the-counter personal care market, subject to payment of royalties on its sales of premix and certain minimum royalty obligations. The license grants exclusive rights with respect to five of our peptides.

Intellectual Property Rights

We have developed a proprietary library containing a broad and diverse array of synthetic bioactive peptides and small molecule compounds. Our peptide library includes not only multiple proprietary peptides, but also various compositions of and methods of using those peptides. We believe that our patents and patent applications provide broad and early patent coverage that offers important competitive advantages.

We rely on a combination of patent, trademark, copyright, and trade secret laws to protect our proprietary technologies and products. We aggressively seek U.S. and international patent protection applicable to our peptide and small molecule technologies. We also rely on trade secret protection for our confidential and proprietary information and in-license technologies we view as necessary to our business plan.

4

We currently own or exclusively license ten issued U.S. patents, five pending U.S. patent applications, eight foreign issued patents and forty-five foreign pending patent applications. These patents and patent applications describe not only a vast diversity of sequences, but also structures, including alpha-helical, looped, linear, beta-sheet, lipidated, hinged and unstructured short synthetic sequences. The control of a patent-protected library comprising a broad diversity of structures and sequences distinguishes us from our competitors, many of whom are attempting to develop and protect only single peptide sequences for multiple applications. We believe that the breadth of our library offers us an exceptionally wide range of options in matching optimal peptides with individual product or therapeutic requirements.

Patents expire, on a country by country basis, at various times depending on various factors, including the filing date of the corresponding patent application(s), the availability of patent term extension and supplemental protection certificates and terminal disclaimers. The following table sets forth the patents owned or exclusively licensed by us, and their current years of expiration:

Patent No.	Description	Country	Expiration Year
5,962,410	Inhibition of Eucaryotic Pathogen with Lytec Peptides	United States	2016
6,288,212	Anti-Endotoxic Antimicrobial Peptides and Methods thereof (licensed from University of British Columbia)	United States	2018
6,172,185	Antimicrobial Cationic Peptide Derivatives of Bactenecin (licensed from University of British Columbia)	United States	2018
6,337,317	Antimicrobial Peptides and Methods of Use thereof (licensed from University of British Columbia)	United States	2020
7,354,903	Cosmetic Compositions Containing Short Bioactive Peptides	United States	2021
6,875,744	Short Bioactive Peptides	United States	2022
7,381,704	Methods for Use of Short Bioactive Peptides	United States	2022
7,407,940	Antimicrobial Hexapeptides	United States	2026
7,696,174	Short Bio-Active Peptides for Cellular and Immunological Modulation	United States	2027
8,071,555	Protective Skin Care Peptides	United States	2030
1,340,716	Inhibition of Eucaryotic Pathogens and Neoplasms and Stimulation of Fibroblasts and Lymphocytes with Lytic Peptides	Canada	2016
4310107	Short Bioactive Peptides and Methods for Their Use	Japan	2022
4484941	Short Bioactive Peptides and Methods for Their Use	Japan	2022
10-0891157	Short Bioactive Peptides and Methods for Their Use	South Korea	2022
57890/99	Anti-Endotoxic, Antimicrobial Cationic Peptides and Methods of Use therefor (licensed from University of British Columbia)	Australia	2019
2006212922	Antimicrobial Hexapeptides	Australia	2026
2027152	Peptide Fragments for Inducing Synthesis of Extracellular Matrix Proteins	Europe	2027
288451	Short Bio-Active Peptides for Cellular and Immunological Modulation	Mexico	2027

As described above under the heading “Consumer Skin Care Products,” we have entered into license agreements with skin-care contract manufacturers and materials suppliers for inclusion of certain of our patented peptides in anti-acne and anti-aging skin care products. In addition, many of our Striking®, Cerakine™ and Apothederm™ products incorporate various of our proprietary peptides, which together are protected by claims under U.S. patents expiring between 2021 and 2027. Two of these peptides are protected by claims under our three issued foreign patents expiring in 2022.

With respect to proprietary know-how that is not patentable, we have chosen to rely on trade secret protection and confidentiality agreements to protect our interests. We have taken security measures to protect our proprietary know-how, technologies, and confidential data, and continue to explore further methods of protection. We require all employees, consultants, and collaborators to enter into confidentiality agreements, and employees and consultants enter into invention assignment agreements with us. We cannot assure you, however, that these agreements will provide meaningful protection or adequate remedies for any breach or that our proprietary information will not otherwise become known or be independently discovered by our competitors.

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In the case of a strategic partnership or other collaborative arrangement which requires the sharing of data, our policy is to disclose to our partner, under controlled circumstances, only data that is relevant to the partnership or arrangement during the contractual term of the strategic partnership or collaborative arrangement, subject to a duty of confidentiality on the part of our partner or collaborator. Disputes may arise as to the ownership and corresponding rights to know-how and inventions resulting from research by us, and our corporate partners, licensors, scientific collaborators, and consultants. We cannot assure you that we will be able to maintain our proprietary position or that third parties will not circumvent any proprietary protection we have. Our failure to maintain exclusive or other rights to these technologies could harm our competitive position.

To continue developing and commercializing our current and future products, we may license intellectual property from commercial or academic entities to obtain the rights to technology that is required for our discovery, research, development, and commercialization activities.

Regulation

Federal, state and local governmental authorities in the U.S. and other countries regulate, among other things, the testing, production, distribution and sale of prescription and over-the-counter drugs and cosmetics. In the U.S., the FDA, acting under the Food Drug and Cosmetic Act (FDCA) and other Federal statutes and FDA regulations, regulates products primarily on the basis of their intended use, as determined by the labeling claims made for the product.

Although under our licensing strategy our collaborators will bear the majority of the regulatory compliance burden, our ability to successfully out-license and collaborate with others on our product candidates requires that we understand the regulations and restrictions on commercialization of cosmetic and drug products.

FDA Regulation of Cosmetics

The FDCA defines cosmetics as products and their components intended to be rubbed, poured, sprinkled, sprayed on, introduced into, or otherwise applied to the human body or any part thereof for cleansing, beautifying, promoting attractiveness, or altering the appearance. Cosmetic products are not subject to FDA pre-market approval authority, although the FDA can take enforcement action for marketed cosmetic products that are adulterated or misbranded, including violations of product safety requirements, use and quantity of ingredients, labeling and promotion and methods of manufacture. Additionally, the FDA monitors compliance of cosmetic products through random inspections of cosmetic manufacturers and distributors. The labeling of cosmetic products is subject to the requirements of the FDCA, the Fair Packaging and Labeling Act and other FDA regulations.

Our licensing strategy with cosmetics manufacturers requires that we operate within the confines of cosmetic intended uses when developing and partnering for the commercialization of relevant products.

FDA Regulation of Drug Products

The FDCA defines drugs as products intended to cure, mitigate, treat or prevent a disease, or affect the structure or any function of the human body. In comparison to cosmetics, drug products are subject to more comprehensive safety and effectiveness requirements of the FDCA and its implementing regulations. The FDA and its counterparts in other countries extensively regulate the pre-clinical and clinical testing, approval, manufacturing, labeling, storage, record-keeping, reporting, advertising, promotion, import, export, marketing, and distribution, among other things, of drug products. If we or our collaborators do not comply with applicable requirements, we may be fined, our products may be recalled or seized, our clinical trials may be suspended or terminated, our production may be partially or totally suspended, the government may refuse to approve related marketing applications, and we may be subject to an injunction, and/or criminally prosecuted.

The steps required before a new drug may be marketed in the U.S. include (i) pre-clinical laboratory and animal testing, (ii) submission to the FDA of an Investigational New Drug, or IND, application which must become effective before clinical trials may commence, (iii) adequate and well-controlled clinical trials to establish the safety and efficacy of the drug, (iv) submission to the FDA of a New Drug Application, or NDA, and (v) FDA approval of the NDA prior to any commercial sale or shipment of the drug. Pre-clinical testing is generally conducted on laboratory animals to evaluate the potential safety and the efficacy of a drug. The results of these studies are submitted to the FDA as a part of an IND, which must be approved before clinical trials in humans can begin. Typically, clinical evaluation involves a time consuming and costly three-phase process. In Phase I, clinical trials are conducted with a small number of subjects to determine the early safety profile, the pattern of drug distribution and metabolism. In Phase II, clinical trials are conducted with groups of patients afflicted with a specific disease to determine preliminary efficacy, optimal dosages and expanded evidence of safety. In Phase III, large-scale, multi-center, comparative trials are conducted with patients afflicted with a target disease to provide sufficient data to demonstrate the efficacy and safety required by the FDA. The FDA closely monitors the progress of each of the three phases of clinical trials and may, at its discretion, re-evaluate, alter, suspend or terminate the testing based upon the data that have been accumulated to that point and its assessment of the risk/benefit ratio to the patient.

This testing, the preparation of necessary applications, the processing of those applications by the FDA, and potential review of the applications by an FDA advisory panel of outside experts are expensive and typically take many years to complete. The FDA may not act quickly or favorably in reviewing these applications, or may deny approval altogether, and we or our collaborators may encounter significant difficulties or costs in our efforts to obtain FDA approval.

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We believe that certain of our lipohexapeptide product candidates for treatment of topical skin infections may require complete NDA preparation by ourselves and/or our collaborators, as may certain of our Over-the-Counter (OTC) drug product candidates. To date, we have not conducted human clinical trials of our lipohexapeptides.

The OTC Monograph System

While FDA approval is generally required before a new drug product may be marketed in the U.S., many OTC drugs are exempt from the FDA’s pre-marketing approval requirements. In 1972, the FDA instituted the ongoing OTC Drug Review to evaluate the safety and effectiveness of OTC drug ingredients in the market. Through this process, the FDA issues monographs for therapeutic product categories that set forth the specific active ingredients, dosages, strengths, indications for use, warnings and labeling statements for OTC drug ingredients that the FDA will consider generally recognized as safe and effective for OTC use and therefore not subject to pre-market approval.

For most categories of OTC drugs not yet subject to a final monograph, the FDA usually permits such drugs to continue to be marketed until a final monograph becomes effective, unless the drug will pose a potential health hazard to consumers.

Drugs subject to final monographs, as well as drugs that are subject only to proposed monographs, are subject to various FDA regulations concerning, for example, manufacturing in accordance with current Good Manufacturing Practices (cGMP), general and specific labeling requirements and prohibitions against promotion for conditions other than those stated in the labeling. Drug manufacturing facilities are subject to FDA inspection, and failure to comply with applicable regulatory requirements may lead to administrative or judicially imposed penalties.

Certain products containing our peptides may be regulated under the OTC monograph system by the FDA.

We are also subject to regulation by the Occupational Safety & Health Administration (OSHA), and the Environmental Protection Agency (EPA), and to various laws, and regulations relating to safe working conditions, laboratory, and manufacturing practices, and the use, and disposal of hazardous or potentially hazardous substances, including radioactive compounds used in connection with our research, and development activities, and we may in the future be subject to other federal, state or local laws or regulations. OSHA, EPA or other regulatory agencies may promulgate regulations that affect our research and development programs. We are also subject to regulation by the Department of Transportation, and to various laws and regulations relating to the shipping of cells, and other similar items. We are unable to predict whether any agency will adopt any regulation that could limit or impede our operations.

Depending on the circumstances, failure to meet these other applicable regulatory requirements can result in criminal prosecution, fines or other penalties, injunctions, recall or seizure of products, partial or total suspension of production, denial or withdrawal of pre-marketing product approval or refusal to allow us to enter into supply contracts, including government contracts.

To date, we have not incurred any substantial costs to comply with environmental laws or regulations.

Sales of cosmetics and drug products outside the U.S. are subject to foreign regulatory requirements that vary widely from country to country. Whether or not we or our collaborators have obtained FDA approval, we must obtain approval of a product by comparable regulatory authorities of foreign countries prior to the commencement of marketing the product in those countries. The time required to obtain these approvals may be longer or shorter than that required for FDA approval. The foreign regulatory approval process includes all the risks associated with FDA regulation set forth above, as well as country-specific regulations, including in some countries price controls.

Research and Development Expenses

During the years ended December 31, 2011 and 2010, our research and development expenses were approximately $501,000 and $749,000, respectively.

Employees

As of December 31, 2011, we employed eight personnel, all on a full-time basis, including two employees in research and development, three employees in marketing and business development, and three employees in finance and administration. None of our employees is covered by a collective bargaining agreement. We have never experienced employment-related work stoppages and consider our employee relations to be positive.

Available Information

We make available on our website, free of charge, copies of our Annual Reports on Forms 10-K, Quarterly Reports on Forms 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after filing or furnishing the information to the SEC. The internet address for this information is www.helixbiomedix.com. The information posted on our website is not incorporated into this Annual Report. The SEC maintains an internet site that contains these reports at www.sec.gov.

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Executive Officers

Our executive officers as of March 1, 2012 are as follows:

Name	Age	Position
R. Stephen Beatty	62	President and Chief Executive Officer
Robin L. Carmichael	55	Vice President and Chief Operating Officer

R. Stephen Beatty has served as our President and Chief Executive Officer and as a member of our board of directors since May 1999. Prior to joining us, Mr. Beatty established and operated Beatty Finance, Inc., a private financial services company. Mr. Beatty holds a B.S. in Mathematics from the University of South Alabama and an M.B.A. from the University of New Orleans.

Robin L. Carmichael has served as our Vice President and Chief Operating Officer since January 2011, and served as our Vice President, Marketing and Business Development from October 2007 until January 2011. From April 2007 to October 2007, Ms. Carmichael was the Chief Operating Officer of DERMAdoctor, Inc., a company specializing in developing and selling over-the-counter drugs and cosmeceuticals. Prior to joining DERMAdoctor, Inc., from 1998 to September 2006, Ms. Carmichael served as Vice President of Marketing, first with ProCyte Corporation, a biotechnology company specializing in metallic peptides, and then with Photomedex, Inc. following its acquisition of ProCyte in 2005 and as a consultant to the same company from January to June 2007. From 1993 to 1998, she held various marketing and clinical research positions of increasing responsibility with ProCyte. Ms. Carmichael holds a B.S. in Nursing from Seattle University and attended the UCLA Anderson Graduate School of Executive Management.

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ITEM 1A.          RISK FACTORS

As discussed under Part I, “Business –Forward-Looking Statements,” our actual results could differ materially from those expressed in our forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed below. You should carefully consider the risks described below, together with all other information included in this Annual Report, in evaluating our company. Additional risks and uncertainties not presently known to us, or that we currently deem immaterial, may also impair our business operations. If any of the following risks occur, our business, financial condition, operating results, cash flows and the trading price of our common stock could be materially adversely affected.

We will need to raise additional capital to fund our operations, and our failure to obtain funding when needed may force us to delay, reduce or eliminate our product development programs or collaboration efforts, adversely affect our ability to satisfy our obligations when they become due, or require us to discontinue our operations.

Developing products and conducting pre-clinical and clinical testing of antimicrobial peptide technologies requires substantial amounts of capital. To date, we have not generated sufficient revenue to meet our capital requirements and we do not expect to do so in the foreseeable future. Accordingly, we have raised capital primarily through equity and convertible debt private placement financings and, more recently, a letter of credit. If we are unable to timely obtain additional funding, we may never achieve the results necessary to satisfy our existing obligations or be profitable. We will need to raise additional capital to, among other things:

•	commercialize our peptide compounds and intermediates;

•	commercialize skin care products containing our peptides;

•	fund our pre-clinical studies;

•	fund clinical trials;

•	continue our research and development activities;

•	finance our operating expenses; and

•	prepare, file, prosecute, maintain, enforce, and defend patent and other proprietary rights.

We continue to explore potential sources of funding to support clinical development of certain of our Rx programs. Conducting clinical trials requires significant capital, and significantly more than we have historically raised to support our consumer programs. If we are unable to raise sufficient capital to fund clinical development, we may be required to rely on collaborations with pharmaceutical companies to advance these programs. However, there can be no assurance that any such collaboration would be available on favorable terms to us, if at all, or that if entered into, it would be successful.

Our net cash used in operations has exceeded our cash generated from operations for each year since our inception. For example, we used approximately $2.3 million and $2.8 million in operating activities for the years ended December 31, 2011 and 2010, respectively. On March 9, 2012, we entered into an LOC Agreement with Frank T. Nickell, our largest stockholder, pursuant to which Mr. Nickell established an irrevocable standby letter of credit by JP Morgan Chase Bank, N.A. (JPMorgan) in our favor in the principal amount of $2.0 million (LOC). The LOC expires on July 1, 2013 but automatically renews until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time we may draw up to the balance remaining on the LOC. Amounts outstanding under the LOC accrue interest at the rate of 0.75% per annum and are due and payable on or before July 1, 2014. Based upon our current cash and cash equivalents balance, the available LOC with JPMorgan, as well as the current status of our operations and consumer product commercialization, we believe that we will have adequate funds to sustain our operations and expand our revenue base through the next twelve months. However, our future funding requirements will depend on many factors, including, among other things:

•	our ability to enter into revenue-producing agreements and the success of our existing agreements;

•	the progress, expansion, and cost of our pre-clinical and research and development activities;

•	any future decisions we may make about the scope and prioritization of the programs we pursue, including whether we pursue clinical development of our pharmaceutical programs;

•	the development of new product candidates or uses for our antimicrobial peptide technologies;

•	changes in regulatory policies or laws that affect our operations; and

•	competing technological and market developments.

If we are unable to obtain the necessary additional capital, we may not be able to satisfy our existing obligations or we may have to license to other companies our products or technologies that we would prefer to develop and commercialize ourselves, liquidate some or all of our assets, delay, reduce the scope of or eliminate some portion or all of our development programs, or severely reduce the scope of our operations, which would significantly impede our ability to proceed with current operational plans and could lead to the discontinuation of our business.

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If we raise additional funds by issuing debt or convertible debt securities, new investors may have rights superior to holders of our currently issued and outstanding common stock. In addition, debt financing, if available, may include covenants, which could restrict our ability to, among other things, incur additional indebtedness, pay dividends or make other restricted payments on investments, consummate asset sales or similar transactions, create liens, or merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of our assets. Any failure to comply with any such covenants could cause us to be in default under such indebtedness.

If we default on our letter of credit, our business and financial results would be adversely affected.

A letter of credit was recently established with a commercial lender on our behalf by our largest stockholder and upon which we may draw to finance our operations. If we default on our obligations related to the LOC, the value of our assets may not be sufficient to fully satisfy our obligations, which could result in the cessation of our business. In addition, any outstanding indebtedness may limit our ability to obtain additional financing in the future.

We expect to continue to incur substantial losses and we may never achieve profitability.

We have incurred significant operating losses since we began operations in November 1988, including a net loss of approximately $2.5 million for the year ended December 31, 2011, and we had an accumulated deficit of approximately $46.1 million as of such date. These losses have resulted principally from our operating expenses. If the necessary capital is available to us, we intend to make substantial expenditures to further develop and commercialize our product candidates. We expect that our rate of spending may accelerate due to increased expenses associated with branding and advertising of our existing products, as well as rising costs resulting from expanded in-house research and development of our lead product candidates, out-licensing initiatives, clinical trials and regulatory approvals of our antimicrobial peptide technologies. Because of the numerous risks and uncertainties associated with our product development efforts, we are unable to predict when we may become profitable, and we may never become profitable. If we are unable to achieve and then maintain profitability, the market value of our common stock will likely decline.

A significant portion of our revenue is derived from consumer product sales to NuGlow Cosmaceuticals, LLC, an affiliated company, and any adverse effects on such company’s operations or business could have an adverse effect on our business and financial results.

Consumer product sales to NuGlow represented 25% of our total revenue for the year ended December 31, 2011, and we expect such sales to continue to be a significant portion of our revenue in the future. In the event economic or other conditions or events have a material adverse effect on such affiliated company, including, without limitation, its personnel, operations or sales, such that the amount of its purchases from us decrease significantly or terminate altogether, our business and financial results could be similarly adversely affected.

Weak economic conditions could adversely affect our sales, financial condition and growth prospects.

Weak economic conditions, low consumer spending and decreased consumption may have a negative impact on our operating results. The final consumer products incorporating our peptides may be considered discretionary items for consumers. Factors affecting the level of consumer spending for discretionary items include general economic conditions, the availability of consumer credit and consumer confidence in future economic conditions. Consumer purchases of discretionary items tend to decline during recessionary periods when disposable income is lower. This was particularly evident in 2009 when the economic downturn adversely affected our revenue and results of operations. If the economic recovery is slow or if the economy experiences a prolonged period of decelerating growth, our customers or potential customers may delay or reduce sales of the final products incorporating our peptides, which would harm our business. In addition, adverse economic conditions may lead to price increases by our suppliers, which could adversely affect our operating results.

Because of the specialized nature of our business, the termination of relationships with key management and scientific personnel or the inability to recruit and retain additional personnel could prevent us from developing our technologies and obtaining financing.

The competition for qualified personnel in the biotechnology field is intense, and we rely heavily on our ability to attract and retain qualified scientific, technical, and managerial personnel. We are highly dependent upon R. Stephen Beatty, our President and Chief Executive Officer, and Robin L. Carmichael, our Vice President and Chief Operating Officer. Further, in order to commercialize our products successfully, we will be required to expand our workforce, particularly in the areas of research and development, sales and marketing. These activities will require the addition of new personnel, including management, and the development of additional expertise by existing management personnel. If we are unable to successfully manage this growth or if we lose key personnel, our business will be adversely affected.

We face substantial competition in our product development efforts from personal care, pharmaceutical and biotechnology companies, as well as universities and other not-for-profit institutions.

We face significant competition in our attempts to develop applications of our peptide technology from entities that have substantially greater research and product development capabilities, financial, scientific, marketing, human resources, and name and brand recognition. These entities include cosmetic, pharmaceutical and biotechnology companies, as well as universities and other not-for-profit institutions. We expect that competition in the development of products analogous to our peptide technology will intensify. Our competitors may succeed in developing products, entering into successful collaborations or obtaining approvals from the FDA or other regulatory agencies for such products before we do, or in developing products that are less expensive, safer or more effective than those we develop or propose to develop. The success of any one competitor in these or other respects will have a material adverse effect on our business, operating results, and financial condition.

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We rely on collaborators for a substantial portion of the research and development and product commercialization activities relating to our technologies and will need to enter into further collaborations to develop, test and produce commercially viable products. If our collaborators do not perform as expected, or we are unable to enter into further collaborations, our ability to commercialize our products and product candidates would be adversely affected.

Part of our strategy to date has been to enhance our development programs and fund our capital requirements in part by entering into collaborative agreements with cosmetic, pharmaceutical, and other biotechnology companies, and we will likely pursue further collaborations in the future. The development of commercially viable products from our technology will likely continue to require the technical collaboration and financial assistance of other, significantly larger third parties to bear some or most of the costs of pre-clinical and clinical testing, regulatory approval, manufacturing and marketing prior to commercial sale. This is especially true of our pharmaceutical programs, as to which we expect clinical testing and the regulatory approval process, among other things, to require substantial financial and other resources, and for which we may seek collaborative assistance.

There can be no assurance that we will succeed in attracting and retaining collaborative partners who can assist in the further development and commercialization of our technology, and we may lack the capital and other resources necessary to develop our product candidates in the absence of these collaborations. In addition, any collaboration that we enter into may be unsuccessful in the development and commercialization of our product candidates. When we partner with a third party for development and commercialization of a product candidate, we have in the past and can expect in the future to relinquish some or all of the control over the future success of that product candidate to the collaborator. Existing and potential future collaborators may not devote sufficient resources to the research, development and commercialization of our product candidates, or they may breach or terminate our agreements with them. In addition, the current general economic downturn may adversely impact the ability or willingness of our collaborators to devote such resources to the success of our product candidates. If existing or future collaborations are unsuccessful, our business, operating results and financial condition would be impaired.

We face risks of product liability and other claims against us and may not be able to obtain adequate insurance to protect against losses.

The current use of any of our products, including in pre-clinical trials, and the sale of any of our products expose us to liability claims. These claims might be made directly by consumers or our corporate collaborators or others selling such products. We may experience financial losses in the future due to product liability or other claims. Our insurance includes coverage for the sale of commercial products. However, we may be unable to maintain insurance coverage at a reasonable cost or in sufficient amounts to protect against losses. If a successful product liability or other claim or a series of claims is brought against us for uninsured liabilities or in excess of insured liabilities, our assets may be insufficient to cover such claims and our business operations could be impaired.

If we are unable to protect our proprietary rights, we may not be able to compete effectively.

Our success depends in part on obtaining, maintaining, and enforcing our patents and other proprietary rights. We believe we own, or have rights under licenses to, issued patents and pending patent applications that are necessary to commercialize our antimicrobial peptides. However, the patents on which we rely may be challenged and invalidated, and our patent applications may not result in issued patents. Moreover, our patents and patent applications may not be sufficiently broad to prevent others from practicing our technologies or developing competing products. We also face the risk that others may independently develop similar or alternative technologies or may design around our proprietary and patented technologies.

The patent positions of pharmaceutical and biotechnology companies can be highly uncertain and involve complex legal and factual questions for which important legal principles remain unresolved, and applicable patent laws are continually evolving. No consistent policy regarding the breadth of claims allowed in biotechnology patents has emerged to date in the U.S. Furthermore, the application, and enforcement of patent laws and regulations in foreign countries is even more uncertain. Accordingly, we cannot assure you that we will be able to effectively protect or defend our proprietary rights in the U.S. or in foreign jurisdictions on a consistent basis, and the cost of prosecuting, defending and protecting our patents in certain jurisdictions, including Europe, may make it prohibitively expensive.

Third parties may successfully challenge the validity of our patents. We will only be able to protect our technology from unauthorized use by third parties to the extent that valid and enforceable patents or other proprietary rights cover them. Because the issuance of a patent is not conclusive of its validity or enforceability, we cannot assure you how much protection, if any, will be given to our patents if we attempt to enforce them or if others challenge their validity in court. It is possible that a competitor may successfully challenge our patents or that a challenge will result in limiting the coverage of our patents. If the outcome of litigation is adverse to us, third parties may be able to use our technology without payment to us.

In addition, it is possible that competitors may infringe upon our patents or successfully avoid them through design innovation. We may initiate litigation to police unauthorized use of our proprietary rights. However, the cost of litigation to uphold the validity of our patents and to prevent infringement could be substantial, and the litigation will consume time and other resources. Some of our competitors may be better able to sustain the costs of complex patent litigation because they have substantially greater resources. Moreover, if a court decides that our patents are not valid, we will not have the right to stop others from using our technology. There is also the risk that, even if the validity of our patents were upheld, a court may refuse to stop others on the ground that their activities do not infringe upon our patents. Because protecting our intellectual property is difficult and expensive, we may be unable to prevent misappropriation of our proprietary rights.

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We also rely on certain proprietary trade secrets and know-how, especially where we believe patent protection is not appropriate or obtainable. Trade secrets and know-how, however, are difficult to protect. We have taken measures to protect our unpatented trade secrets and know-how, including the use of confidentiality and invention assignment agreements with our employees, consultants and contractors. It is possible, however, that these persons may unintentionally or willingly breach the agreements or that our competitors may independently develop or otherwise discover our trade secrets and know-how.

If the use of our technology conflicts with the rights of others, we could be subject to costly litigation or other proceedings, and an adverse outcome could have a significant adverse effect on our business.

Our competitors or others may have or acquire patent rights that they could enforce against us. If they do so, we may be required to alter our peptide technology, pay licensing fees or cease operations. If our peptide technology conflicts with patent rights of others, third parties could bring legal action against us or our licensees, suppliers, customers or potential collaborators, claiming damages and seeking to enjoin manufacturing and marketing of the affected products. If these legal actions are successful, in addition to any potential liability for damages, we might have to alter our affected products or underlying technology such that they do not infringe upon others’ patent rights, or obtain a license in order to continue to manufacture or market the affected products. However, modifying our products or technology may not be possible or could require substantial funds or time, and a required license under the related patent may not be available on acceptable terms, if at all.

We may be unaware that the use of our technology conflicts with pending or issued patents. Because patent applications can take many years to issue, there may be currently pending applications, unknown to us, that may later result in issued patents upon which our peptide technology may infringe. There could also be existing patents of which we are unaware upon which our peptide technology may infringe. In addition, if third parties file patent applications or obtain patents claiming technology also claimed by us in pending applications, we may have to participate in interference proceedings in the U.S. Patent and Trademark Office to determine priority of invention. If third parties file oppositions in foreign countries, we may also have to participate in opposition proceedings in foreign tribunals to defend the patentability of the filed foreign patent applications. We may have to participate in interference proceedings involving our issued patents or our pending applications.

Our rights to use peptides and technologies licensed to us by third parties are not within our control, and we may not be able to implement our peptide technology without these peptides and technologies.

We have licensed patents and other rights which are necessary to our peptide technology. Our business will significantly suffer if these licenses terminate, if the licensors fail to abide by the terms of the licenses or fail to prevent infringement by third parties or if the licensed patents or other rights are found to be invalid. We have in-licensed several peptide patents and patent applications from the University of British Columbia. These licenses terminate upon the expiration of the last licensed patent and may also be terminated in the event of a material breach.

If we violate the terms of our licenses or otherwise lose our rights to these peptides, patents or patent applications, we may be unable to continue development of our peptide technology. Our licensors or others may dispute the scope of our rights under any of these licenses. Additionally, the licensors under these licenses might breach the terms of their respective agreements or fail to prevent infringement of the licensed patents by third parties. Loss of any of these licenses for any reason could materially harm our financial condition and operating results.

Our business may be harmed if we do not adequately forecast customer demand.

We may not be able to maintain proper inventory levels for our skin care products. The timing and amount of customer demand for these products are difficult to predict since we have limited sales history and the manufacturing process of these products begins well in advance of the date the products are expected to be sold.  If we overestimate our customer demands,we may be unable to sell the products we have ordered in advance from manufacturers or that we have in our inventory. Inventory levels in excess of customer demand may result in inventory write-downs or the sale of excess inventory at prices below our standard levels. These events could significantly harm our operating results and impair the image of our brands. Conversely, if we underestimate demand for our products or if our manufacturers fail to supply quality products in a timely manner, we may experience inventory shortages, which might result in unfilled orders, negatively impact customer relationships, diminish brand loyalty and lost revenues, any of which could harm our financial condition or operating results.

If we fail to build and maintain the value of our brands, our business could be harmed.

Our success depends in part on our ability to effectively define, message and promote our brands. We may be able to develop brand recognition of our products through various means including customer outreach, prospecting, advertising, internet and affiliate marketing, and direct mail. While we believe that our planned marketing programs will help build brand awareness and attract new customers, we cannot provide assurance that our marketing efforts will result in increased sales or that we will have sufficient funds to further develop our brands. If we fail to build and maintain the value of our brands, sales are likely to decline and our business could be harmed.

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To the extent our cash deposits are maintained in accounts that are not insured, such assets could be at risk.

As of December 31, 2011, we maintained approximately $982,000 at a major financial institution in a money market account insured by the Securities Investor Protection Corporation (SIPC) up to $500,000 per account. The protection afforded by the SIPC is narrower than that afforded by the Federal Deposit Insurance Corporation with respect to bank deposits and does not cover all losses. If the financial institutions holding our cash deposits experience financial difficulty or failure, the assets in these accounts would be at risk, and their loss would have an adverse effect on our business and results of operations.

Our business is subject to numerous governmental regulations.

Our products and our licensees’ products and product candidates are subject to extensive regulation by numerous governmental authorities in the U.S., including the FDA, and by regulatory authorities outside the U.S. which govern the manufacturing practices, labeling, packaging, storage, distribution, advertising, promotion, recordkeeping and reporting of safety, and quality assurance. We cannot predict the likelihood, nature or extent of government regulation that may arise from future legislation or administrative action, either in the U.S. or abroad. Under our licensing strategy, our collaborators will bear the majority of the regulatory compliance burden. However, if we, our licensees or our collaborators fail to maintain regulatory compliance, such failure could adversely affect our business and results of operations.

Interruptions to or cyber-attacks on our website operations could damage our reputation and harm our business.

 We derive a portion of our revenue from business generated through our ecommerce websites at www.apothederm.com and www.strikingskincare.com. The satisfactory performance and reliability of our website operations are critical to our reputation and our ability to attract and retain customers in our online business. We could experience temporary interruptions in our website or transaction processing systems for a variety of reasons, including human error, software errors, power loss, telecommunications failures, extreme weather and other events beyond our control. In addition, cyber-attacks on our computer systems could result in the disruption of our operations or the corruption or misappropriation of proprietary information or data. Any failure of or cyber-attacks on our systems could adversely affect our business and results of operations.

Worldwide economic and political conditions may adversely affect demand for our products.

As part of our business strategy, we seek to expand the sales of our products and technology in international markets. In 2009, we began to derive revenue from our European licensee. We expect to begin to sell our proprietary consumer products into Asian and European markets in the near future. Our international business expansion will depend on overall worldwide economic conditions and economic, political and business conditions within our customers’ industries and countries or other geographic regions. A continued or worsened slowdown in the global economy could adversely impact demand for our products in international markets, which would harm our financial condition and results of operations.

Our international revenue may be adversely affected by fluctuations in currency exchange rates.

A significant portion of our license fees is derived from sales denominated in currencies other than the U.S. dollar, which is our reporting currency. As a result, fluctuations in currency exchange rates can factor in the increase or decrease of our license revenue from period to period. We cannot predict the effects of exchange rate fluctuations upon our international revenue and as exchange rates vary, our revenue and operating results may differ from our expectations.

We incur significant costs and demands upon management as a result of complying with laws affecting public companies, which could affect our operating results.

We have incurred and will incur significant costs, and have and could experience internal resource constraints, associated with the evaluation of and compliance with evolving corporate governance, reporting and other requirements, including requirements under the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 and rules implemented by the SEC. Compliance with these laws and regulations is costly and personnel-intensive, and any changes in these laws and regulations may materially increase our compliance costs. Our financial condition and operating results may be materially negatively impacted by the financial costs and resource demands of our compliance efforts.

If we fail to maintain proper and effective internal controls, our ability to produce accurate financial statements could be impaired, which would adversely affect our business.

If we are not able to maintain effective internal control over financial reporting and disclosure controls and procedures, we may not be able to produce reliable financial reporting. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system's objectives will be met. Further, the design of a control system must reflect resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected. As a result, we cannot assure investors that significant deficiencies or material weaknesses in our internal control over financial reporting will not be identified in the future. Matters affecting our internal controls may cause us to be unable to report our financial information accurately and/or on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions or investigations by the SEC, and may cause investors to lose confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements is also likely to suffer if we report a material weakness in our internal control over financial reporting. These factors could have a material adverse effect on our business, cause a decline in our share price and impair our ability to raise capital.

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Our gross profit deferral depends on the accuracy of reports we receive from an affiliated company.

The deferred gross profit we report from an affiliated company in our financial statements depends to a large extent on the accuracy of the inventory reports provided by the affiliated company, and any material error in those reports would affect our gross profit deferral. However, we believe that the controls implemented by the affiliated company, including periodic physical inventory verifications and analytical reviews, should reduce the likelihood of any material errors in such reports.

Our principal stockholders, executive officers and directors may have the ability to control our management and operations and could act in their own best interests and not necessarily in the best interests of other stockholders.

Our executive officers, directors, principal stockholders and entities affiliated with them beneficially owned in the aggregate approximately 57.9% of our outstanding common stock and common stock equivalents as of March 19, 2012. This significant concentration of share ownership may adversely affect the trading price for our common stock because investors often perceive disadvantages in owning stock in companies with controlling stockholders. These stockholders have the ability to exert substantial influence over all matters requiring approval by our stockholders, including the election and removal of directors and any proposed merger, consolidation or sale of all or substantially all of our assets, and this concentration of ownership could have the effect of delaying, deferring or preventing a change in control or impeding a merger or consolidation, takeover or other business combination that could be favorable to you.

Future sales of our common stock could negatively affect our stock price and may cause dilution to existing stockholders.

Our common stock has generally been thinly traded, meaning that the numbers of persons interested in purchasing our common stock at or near ask prices at any given time may be relatively small or nonexistent. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or nonexistent, as compared to an issuer with a large and steady volume of trading activity that will generally support continuous sales without a considerable adverse effect on share price. If our common stockholders sell substantial amounts of common stock in the public market, or the market perceives that such sales may occur, the market price of our common stock could decline significantly. In addition, we will need to raise substantial additional capital in the future to fund our operations, and if we raise additional funds by issuing equity or convertible debt securities, our stock price may decline and our existing stockholders may experience significant dilution.

Our common stock may experience extreme price and volume fluctuations, which could lead to costly litigation for us and make an investment in us less appealing.

The market price of our common stock has and may continue to fluctuate significantly due to a variety of factors, including:

•	announcements about our collaborators or licensees;

•	announcements about technological innovations or new products or services by us or our competitors;

•	announcements concerning our competitors or the biotechnology industry in general;

•	new regulatory pronouncements and changes in regulatory guidelines;

•	general and industry-specific economic conditions;

•	additions or departures of our key personnel;

•	changes in financial estimates or recommendations by securities analysts;

•	variations in our quarterly results; and

•	changes in accounting principles.

The market prices of the securities of many biotechnology companies have been highly volatile and may remain highly volatile in the future. This volatility has often been unrelated to the operating performance of particular companies. In the past, companies that experience volatility in the market price of their securities have often faced class action securities litigation. Moreover, market prices for stocks of biotechnology and other technology companies frequently reach levels that bear no relationship to the operating performance of these companies. These market prices generally are not sustainable and are highly volatile. Whether or not meritorious, litigation brought against us could result in substantial costs, divert our management’s attention, and harm our financial condition and results of operations.

Our certificate of incorporation, bylaws, and stockholder rights agreement may delay or prevent a change in our management.

Our amended and restated certificate of incorporation, bylaws, and stockholder rights agreement contain provisions that could delay or prevent a change in our board of directors and management teams. Some of these provisions:

•
authorize the issuance of preferred stock that can be created and issued by the board of directors without prior stockholder approval, commonly referred to as “blank check” preferred stock, with rights senior to those of our common stock;

•	authorize our board of directors to issue dilutive shares of common stock upon certain events; and

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•	provide for a classified board of directors.

These provisions could make it more difficult for stockholders to replace members of our board of directors. Because our board of directors is responsible for appointing the members of our management team, these provisions could in turn affect any attempt to replace the current management team.

ITEM 1B.	UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2.	PROPERTIES

We occupy approximately 5,300 square feet of leased space in Bothell, Washington for our corporate office and laboratory. This lease will expire on June 30, 2015. We believe that our leased space is adequate to meet our current needs and that suitable additional space will be available in the future to meet our anticipated needs.

ITEM 3.	LEGAL PROCEEDINGS

None.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

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PART II

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Our common stock has been quoted on the OTC Bulletin Board under the symbol “HXBM.OB” since 1999. Prior to 1999, our common stock did not trade publicly. The following table summarizes our common stock’s high and low daily closing sales prices for the periods indicated as reported by the OTC Bulletin Board. These quotations reflect inter-dealer prices, without retail markups, markdowns or commissions, and may not represent actual transactions.

	Year ended December 31,
	2011		2010
	High	Low	High	Low
First Quarter	$0.45	$0.20	$0.40	$0.19
Second Quarter	$0.45	$0.22	$0.43	$0.22
Third Quarter	$0.45	$0.15	$0.49	$0.20
Fourth Quarter	$0.35	$0.23	$0.59	$0.23

As of March 19, 2012, there were approximately 787 record holders of our common stock. Because in some instances our common stock is held by brokers and clearing agencies on behalf of stockholders, we are unable to determine the total number of stockholders represented by these record holders.

Dividends

We have never declared or paid cash dividends on our capital stock. We intend to retain any future earnings to fund the development and growth of our business, and do not anticipate paying any cash dividends in the foreseeable future. Any future determination relating to our dividend policy will be made by our board of directors.

ITEM 6.	SELECTED FINANCIAL DATA

The following selected financial data have been derived from our financial statements. These data should be read in conjunction with the financial statements and notes thereto and with Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Year ended December 31,
	2011	2010	2009	2008	2007
Operations:
Revenue	$1,891,338	$851,683	$391,268	$562,877	$463,941
Loss from operations	(2,404,323)	(2,956,156)	(3,217,908)	(3,544,178)	(3,518,579)
Net loss	(2,488,576)	(7,710,802)	(3,775,035)	(4,515,512)	(3,434,004)
Net loss per share, basic and diluted	(0.05)	(0.28)	(0.15)	(0.18)	(0.14)
Financial position:
Cash, cash equivalents and marketable securities	1,688,945	4,044,309	1,344,719	984,844	1,161,290
Working capital	2,147,462	4,355,893	1,495,026	1,014,268	1,105,405
Total assets	2,974,639	5,228,482	2,012,920	2,703,707	2,022,071
Stockholders’ equity (deficit)	2,535,336	4,874,444	(5,168,725)	(1,714,522)	1,670,713

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ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

For a discussion of forward-looking statements and important factors that could cause results to differ materially from the forward-looking statements in this Annual Report, see Part I, “Forward-Looking Statements,” and Item 1A, “Risk Factors.”

Business Overview

We are a biopharmaceutical company with an extensive proprietary library of structurally diverse bioactive peptides and patents covering hundreds of thousands of peptide sequences. Our mission is to enrich clinical practice and the patient/consumer experience by developing and commercializing topically applied products which offer the benefits of our advanced bioactive small molecule and peptide technologies. Our vision is to be recognized as the world leader in the identification, qualification and commercialization of natural and synthetic peptides.

Our business strategy is to develop our peptide and small molecule portfolio to derive revenue from a broad base of opportunities including licensing to third parties rights to use select proprietary peptides in specific fields of application and commercializing our own branded products. Over the longer term, we intend to pursue applications for products using our technology in medical devices and pharmaceutical preparations. We have developed numerous peptides with unique sequences for use in the following two areas of application:

•
Consumer skin care products — we have developed a range of peptides and small molecule technologies capable of improving different aspects of the skin’s appearance, texture, tone and barrier function and are marketing these peptides as innovative ingredients for cosmetic use; and

•
Prescription (Rx) products — certain of our peptides have demonstrated promising results in the areas of infection control, wound healing and immune modulation and are being developed for Rx applications.

Our Rx focus is on prescription-only topical preparations that would be subject to a shorter regulatory approval process under Section 510(k) of the Food, Drug and Cosmetic Act (510(k) devices). We continue to explore possible sources of funding to support further in-house development work on our pharmaceutical programs, which we believe will enhance potential partnership opportunities with pharmaceutical companies.

Our business was incorporated in 1988, and until early 2007 we operated primarily as a technology development company, generating a portfolio of intellectual property focused on identifying and developing synthetic bioactive peptides and, to a lesser extent, commercializing the extensive library of patented bioactive peptides we had developed. During 2007, we began generating consistent revenue through license agreements with skin care product manufacturers and through collaborative development agreements and moved from the development stage to the commercialization stage.

Management Review of 2011

For the year ended December 31, 2011, we continued to make substantial progress in expanding our business. We generated revenue of approximately $1.89 million, representing an increase of 122% from the previous year. The increase in total revenue was primarily attributable to growth in license fees as well as sales of peptides and consumer products.

The following financial information reflects additional metrics of our 2011 results:

•	52% growth in licensing fees from 2010;

•	120% growth in peptide and consumer product sales from 2010;

•	Consumer product sales to an affiliated company for the first full year reached $481,000; and

•	Loss from operations decreased by 19% to $2.40 million in 2011 compared to $2.96 million in 2010.

2012 Outlook

Looking forward into 2012, we expect to further capitalize on the momentum gained in 2011 in key areas, including license fees, peptide and consumer product sales, and brand recognition. We anticipate modest growth in license fees and peptide compound sales, and moderate to strong growth in consumer product sales; however, as peptide and consumer product sales (as a percentage of revenue) increase relative to license fees, we expect that our overall gross margin will likely decline. We believe that our expanded revenue opportunities as well as continued management of operating expenses will enable us to further strengthen our operating results.

Critical Accounting Policies and Estimates

The preparation of our financial statements in conformity with U.S. Generally Accepted Accounting Principles (U.S. GAAP) requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and the reported amounts of revenue and expenses during the reporting period. We consider the following accounting policies to be those that require us to make the most subjective or complex judgments in order to fairly present our financial position and results of operations. Actual results may differ from these estimates.

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Revenue Recognition. We derive our revenue from technology licenses, sales of peptides and consumer products, and, until September 2009, administrative services provided to a related party. Revenue under technology licenses may include up-front payments and royalties from third-party product manufacturing and sales.

•
Licensing Fees. We recognize up-front payments when persuasive evidence of an agreement exists, delivery has occurred or services have been performed, the price is fixed and determinable and collection is reasonably assured. We recognize royalty revenue in the period the royalty is earned based on actual reports or estimates received from licensees.

•
Peptide and Consumer Product Sales. We recognize revenue from sales of our peptides and skin care products when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collection is reasonably assured.

•
Consumer Product Sales, Affiliated Company. We sell certain skin care products under private labels to an affiliated company and recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, collection is reasonably assured and the products have been resold to third parties or otherwise used.

•
Administrative Services Revenue, Related Party. Our administrative services revenue consisted of fees received from DermaVentures, LLC (DermaVentures), a related party, for costs incurred related to the DermaVentures’ product line. Administrative services revenue was invoiced to DermaVentures at or near cost and was recorded as earned on a gross basis when services were rendered, no obligations remained outstanding and collection was reasonably assured.

In September 2009, we terminated the Management Services Agreement with DermaVentures. As a result, we had no further management or administrative responsibilities related to DermaVentures from which our administrative services revenue was derived (see Note 14 of our Notes to Financial Statements).

Revenues are recorded net of related sales taxes. Sales tax amounts collected from customers are included in accrued expenses.

Inventory. Inventory consists of peptides and consumer product finished goods and work in process. Work in process includes inventory at our manufacturer. Inventory is stated at the lower of cost or market. We regularly monitor inventory quantities on hand and record write-downs for potential excess, obsolescence and shrinkage based primarily on our sales forecast and production requirements. If actual demand were to be substantially lower than estimated, additional write-downs or write-offs for excess or obsolete inventories may be required.

Impairment of Long-Lived Assets, Intangible Assets and Investment in an Affiliated Company. We periodically review our long-lived assets including property and equipment, intangible assets and investment in an affiliated company for possible impairment whenever significant events or changes in circumstances indicate that impairment may have occurred. An impairment is indicated when the sum of the expected future undiscounted net cash flows identifiable to that asset or asset group is less than its carrying value. We determine impairment losses from actual or estimated fair values, which are based on market values or projections of discounted cash flows, as appropriate.

Valuation of Stock Options Granted to Employees, Officers and Non-Employee Directors for Board Service. We measure stock-based compensation expense for employee awards based on the estimated fair value of the award at the grant date and recognize such expense on a straight-line basis over the requisite service period, which is generally the vesting period. The determination of the fair value of stock options and warrants using the Black-Scholes option pricing model is affected by our stock price as well as assumptions regarding a number of complex and subjective variables, which include management’s estimated stock price volatility over the term of the awards, estimated option or warrant exercise behaviors, the risk-free interest rate and expected dividends. Compensation expense is recognized only for the portion of awards expected to vest. For performance-based awards, we record stock-based compensation expense only when the performance-based milestone is deemed probable of achievement. We utilize both quantitative and qualitative criteria to judge whether milestones are probable of achievement.

Valuation of Option to Purchase Remaining Interest in Affiliated Company. In connection with our investment in NuGlow, we have the right to purchase the remaining interest in NuGlow between July 1, 2012 and July 1, 2017 (see Note 6 of our Notes to Financial Statements). We have elected to account for this option at fair value on the balance sheet with changes in value recognized in the statement of operations. We estimate the fair value of this option using the multiple of earnings method based on a number of factors and assumptions regarding the affiliated company’s potential future revenue and projected earnings before interest, tax, depreciation and amortization.

Valuation of Common Stock Used in Calculation of Conversion Inducement Expense.  To induce our note holders to convert the outstanding notes payable into our common stock in the fourth quarter of 2010, we amended the conversion terms such that the per share conversion price was reduced to $0.60 from $1.00 for the convertible notes payable issued in 2008 and 2009, and from $0.80 for the convertible notes payable issued in 2010. We estimated the fair value of our common stock issued in connection with the note conversions based on implied stock value using the estimated fair value of our convertible notes immediately prior to the amendment of the conversion terms. We estimated the fair value of our convertible notes immediately prior to the amendment of the conversion terms based on prevailing interest rates, our stock price as quoted on the OTC Bulletin Board, as well as assumptions regarding a number of complex and subjective variables.

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Results of Operations

Our net loss for 2011 was approximately $2.49 million, or $0.05 per share, compared to a net loss of $7.71 million, or $0.28 per share, for 2010 and a net loss of $3.78 million, or $0.15 per share, for 2009. The decrease in net loss in 2011 from 2010 was primarily attributable to increased total revenue and gross profit, coupled with decreases in interest expense, accretion of debt discount and non-cash debt conversion inducement expense incurred in connection with the amendment and conversion into shares of our common stock of certain of our convertible notes payable. In 2010, total interest expense, accretion of debt discount and debt conversion inducement expense totaled approximately $4.75 million (see Note 2 of our Notes of Financial Statements). Additionally, net loss per share for 2011 was based on 49.7 million weighted-average shares outstanding whereas net loss per share for 2010 was based on 27.1 million weighted-average shares outstanding. The increase of $3.94 million in net loss in 2010 from 2009 was due principally to the debt inducement expense recorded in 2010 and, to a lesser extent, increases in operating expenses, interest expense and accretion of debt discount.

As of December 31, 2011, our accumulated deficit was approximately $46.06 million. We may continue to incur substantial operating losses over the next several years based on the estimated costs associated with our current level of operations and commercialization of our technology being greater than our anticipated revenue.

Our ability to achieve a consistent level of revenue depends largely on our ability to successfully commercialize our proprietary technology through royalty-bearing licenses, as well as developing and selling products via collaborations with strategic partners. Even if we are successful in the aforementioned activities, our operations may not be profitable. In addition, any revenue under licensing arrangements are subject to significant fluctuations in timing, amount and currency exchange rates. Therefore, our operating results for any period may fluctuate significantly and may not be comparable to the operating results for any other period.

Revenue

Revenue for the years ended December 31, 2011, 2010 and 2009 consisted of license fees, sales of peptides and consumer products, and administrative services revenue from DermaVentures, a related party, as summarized in the table below. Consumer product sales to an affiliated company consisted only of products that had been resold to third parties. Consumer product sales to an affiliated company that were unsold at the end of the reporting period, along with corresponding costs, were included in deferred gross profit.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
License fees	$730,635	52.4%	$479,317	221.3%	$149,196
Percentage of total revenue	38.6%		56.3%		38.1%
Peptide and consumer product sales	679,907	119.8%	309,379	39.4%	221,876
Percentage of total revenue	36.0%		36.3%		56.7%
Consumer product sales, affiliated company	480,796	663.3%	62,987	NM	—
Percentage of total revenue	25.4%		7.4%		—
Administrative services revenue, related party	—	—	—	(100.0)%	20,196
Percentage of total revenue	—		—		5.2%
Total revenue	$1,891,338	122.1%	$851,683	117.7%	$391,268

NM -	Percentage not meaningful

Total revenue increased by approximately $1.04 million, or 122%, in 2011 from 2010, and by approximately $460,000, or 118%, in 2010 from 2009.

License fees increased by approximately $251,000, or 52%, in 2011 from 2010 and by approximately $330,000, or 221%, in 2010 from 2009. The increases in both 2011 and 2010 were attributable to increased volume of product sales by our licensees.

Peptide and consumer product sales, including sales to an affiliated company, increased by approximately $788,000, or 212%, in 2011 from 2010 and by approximately $150,000, or 68%, in 2010 from 2009. Growth in peptide sales for the years ended December 31, 2011 and 2010 compared to the respective prior year was due to higher demand for our peptides from existing customers, while the increases in consumer product sales for the years ended December 31, 2011 and 2010 compared to the respective previous year were attributable to an expanded revenue base for consumer products sold under our proprietary brands and private labels.

Administrative services revenue from a related party was typically invoiced at or near cost and therefore had no material net effect on our gross profit or net loss. We terminated our Management Services Agreement with DermaVentures in September 2009 and had no further revenue from DermaVentures thereafter.

Cost of Revenue and Gross Margin

Cost of revenue consists of cost of peptides and materials associated with consumer products, and cost of administrative services revenue which includes primarily marketing campaign costs associated with DermaVentures’ product line and out-of-pocket expenses. Gross profit is the difference between revenue and cost of revenue, and gross margin is gross profit expressed as a percentage of total revenue. Revenue mix affects our gross margin because our margins from license and development fees are higher than our margins from peptide sales, consumer product sales and administrative services revenue.

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Cost of revenue and gross margin for the years ended December 31, 2011, 2010 and 2009 are summarized in the table below.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
Cost of peptide and consumer product sales	$482,033	119.6%	$219,504	24.2%	$176,720
Percentage of total revenue	25.5%		25.8%		45.2%
Cost of consumer product sales, affiliated company	$251,274	513.0%	$40,990	NM	$—
Percentage of total revenue	13.3%		4.8%		—
Cost of administrative services revenue, related party	$—	—	$—	(100.0)%	$19,800
Percentage of total revenue	—		—		5.0%
Total cost of revenue	$733,307	181.5%	$260,494	32.6%	$196,520
Gross profit	$1,158,031	95.9%	$591,189	203.6%	$194,748
Gross margin	61.2%		69.4%		49.8%

NM -	Percentage not meaningful

Cost of peptide and consumer product sales, including sales to an affiliated company, increased by approximately $473,000, or 182%, in 2011 from 2010, and by approximately $84,000, or 47%, in 2010 from 2009. Increases in cost of revenue for the years ended December 31, 2011 and 2010 compared to the respective prior year were not linear with the growth rates of revenue, due principally to the product mix and customer mix. For 2011, peptides and consumer products sold, including those sold to an affiliated company, resulted in a blended gross margin of 37% compared to 30% in 2010 and 20% in 2009. The progressive increase in gross margin for peptides and consumer products, including those sold to an affiliated company, in 2011 compared to 2010 and 2009 was primarily attributable to higher levels of consumer products sold. As a percentage of revenue, consumer product sales, including those sold to an affiliated company, grew to 40% in 2011 from 14% in 2010 and 8% in 2009. Sales of our consumer products generally deliver a higher gross margin compared to sales of peptides; thus, as sales of consumer products grow at a faster rate compared to peptide sales, the blended gross margin for peptide and consumer product sales will improve. However, as peptide and consumer product sales (as a percentage of revenue) increase relative to license fees, we expect that our overall gross margin will likely decline.

Cost of administrative services revenue for the year ended December 31, 2009 consisted primarily of marketing service expenses incurred in the period. As we terminated our Management Service Agreement with DermaVentures in the September 2009, we did not incur further cost of administrative services thereafter.

Research and Development

Research and development (R&D) expenses consist primarily of compensation and benefit expenses, stock-based compensation expense, cost of external studies and trials, and contract and other outside service fees related to our R&D efforts. R&D expenses for the years ended December 31, 2011, 2010 and 2009 are summarized in the table below.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
Research and development	$501,044	(33.1)%	$748,663	3.6%	$722,523
Percentage of total revenue	26.5%		87.9%		184.7%

R&D expenses decreased by approximately $248,000, or 33%, in 2011 from 2010, and increased by approximately $26,100, or 4%, in 2010 from 2009. The decrease in R&D expenses in 2011 compared to 2010 was due primarily to savings in salary and other compensation expenses resulting from the departure of our former Chief Scientific Officer in February 2011, as well as decreases in external studies of product candidates and general R&D activities. The increase in R&D expenses in 2010 compared to 2009 was primarily due to increases in expenses related to stock-based compensation, general R&D activities and higher spending on external studies of our product candidates.

We expect to continue to invest in R&D and anticipate that R&D expenses, including testing and studies related to the development of our Rx programs and new consumer products, will increase in absolute dollars in the future.

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Marketing and Business Development

Marketing and business development (M&BD) expenses consist primarily of compensation and benefit expenses, stock-based compensation expense, consulting fees and various marketing costs. M&BD expenses for the years ended December 31, 2011, 2010 and 2009 are summarized in the table below.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
Marketing and business development	$937,508	50.5%	$622,846	22.9%	$506,742
Percentage of total revenue	49.6%		73.1%		129.5%

M&BD expenses increased by approximately $314,000, or 51%, in 2011 from 2010, and by approximately $116,100, or 23%, in 2010 from 2009. The increase in M&BD expenses in 2011 compared to 2010 was principally attributable to higher compensation and benefit expenses, increased commissions associated with higher revenue levels, and increased expenses in advertising and other marketing activities. The increase in M&BD expenses in 2010 compared to 2009 was due primarily to increases in spending on marketing activities, compensation and benefit expenses resulting from additional personnel and stock-based compensation.

We anticipate M&BD expenses to increase in absolute dollars as we expect to incur increased expenses on advertising, market testing and promotions for our current products as well as new skin care products we plan to introduce in the foreseeable future.

General and Administrative

General and administrative (G&A) expenses consist primarily of salaries and benefit expenses, stock-based compensation expense, consulting fees and general corporate expenditures. G&A expenses for the years ended December 31, 2011, 2010 and 2009 are summarized in the table below.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
General and administrative	$1,417,467	(7.4)%	$1,530,333	3.9%	$1,473,352
Percentage of total revenue	74.9%		179.7%		376.6%

G&A expenses decreased by approximately $113,000, or 7%, in 2011 from 2010, and increased by approximately $57,000, or 4%, in 2010 from 2009. The decrease in G&A expenses in 2011 compared to 2010 was due primarily to decreases in consulting fees, stock-based compensation expense and general corporate expenses. The increase in G&A expenses in 2010 compared to 2009 was due primarily to a higher stock-based compensation expense.

We anticipate G&A expenses to increase in absolute dollars for the foreseeable future as a result of higher consulting fees and patent maintenance fees.

Accounting, Legal and Professional Fees

Accounting, legal and professional fees expenses for the years ended December 31, 2011, 2010 and 2009 are summarized in the table below.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
Accounting, legal and professional fees	$597,160	12.3%	$531,726	(8.2)%	$579,443
Percentage of total revenue	31.6%		62.4%		148.1%

Accounting, legal and professional fees expenses increased by approximately $65,000, or 12%, in 2011 from 2010, and decreased by approximately $48,000, or 8%, in 2010 from 2009. The fluctuations in accounting, legal and professional fees in 2011 and 2010 compared to the respective prior year were primarily attributable to the legal fees associated with the protection of our intellectual property, which were driven by the timing of our application for various patents.

We anticipate accounting, legal and professional fees expenses for the foreseeable future to increase in absolute dollars as we expect to incur higher legal expenses related to distribution and licensing agreements and intellectual property protection.

Depreciation and Amortization

Depreciation and amortization expenses for the years ended December 31, 2011, 2010 and 2009 are summarized in the table below.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
Depreciation and amortization	$109,175	(4.0)%	$113,777	(12.9)%	$130,596
Percentage of total revenue	5.8%		13.4%		33.4%

21

Depreciation and amortization expenses decreased by approximately $5,000, or 4%, in 2011 from 2010 and by $16,800, or 13%, in 2010 from 2009. The decreases in depreciation and amortization expenses in 2011 and 2010 compared to the respective prior year were primarily due to incremental depreciation expenses from assets purchased in 2011 and 2010 being offset by reduced depreciation from other assets becoming fully depreciated.

We do not currently anticipate investing significantly in capital assets for the foreseeable future and therefore expect our depreciation and amortization expenses to decrease slightly year over year.

Other Income (Expense), Net

Other income (expense), net consists of interest income, interest expense related to the convertible notes payable issued in 2010, 2009 and 2008, accretion of discount on such notes, debt conversion inducement expense, gain from sale of fixed assets, equity in loss of NuGlow and change in fair value of the purchase option of interest in NuGlow.

Other income (expense), net for the years ended December 31, 2011, 2010 and 2009 is summarized in the table below.

	Year ended December 31, 2011	% Change from 2010	Year ended December 31, 2010	% Change from 2009	Year ended December 31, 2009
Interest income	$3,728	21.3%	$3,074	(68.1)%	$9,649
Interest expense on convertible notes payable	—	(100.0)%	(138,979)	43.4%	(96,897)
Interest expense on convertible notes payable, related party	—	(100.0)%	(534,465)	37.5%	(388,625)
Accretion of discount on convertible notes payable	—	(100.0)%	(73,468)	128.9%	(32,094)
Accretion of discount on convertible notes payable, related party	—	(100.0)%	(141,440)	187.7%	(49,160)
Debt conversion inducement expense	—	(100.0)%	(3,806,966)	NM	—
Gain from sale of asset	6,000	NM	—	—	—
Equity in loss of affiliated company	(85,686)	30.6%	(65,601)	—	—
Change in value of purchase option, affiliated company	(8,295)	(359.3)%	3,199	NM	—
Other income (expense), net	$(84,253)	(98.2)%	$(4,754,646)	753.4%	$(557,127)

NM - Percentage not meaningful

Interest Income. Interest income earned in 2011 approximated the interest income earned in 2010, due to a fairly consistent average monthly balance of cash and cash equivalents and prevailing interest rates for both years. Interest income decreased by approximately $6,600, or 68%, in 2010 from 2009, principally due to lower interest rates available for our cash and cash equivalents. In light of the prolonged uncertainty in the financial market, we continued to maintain the majority of our cash and cash equivalent assets in very short-term and liquid investments during the year ended December 31, 2011 and expect to do so for the foreseeable future. As a result, we anticipate that the yield on our cash and cash equivalent balances will remain at a low level for the near future.

Interest Expense on Convertible Notes Payable, Including Related Party. For the year ended December 31, 2011, we incurred no interest expense as we had no outstanding debt during the period. For the years ended December 31, 2010 and 2009, interest expense was derived from the convertible notes payable issued in 2010, 2009 and 2008. As these convertible notes payable and accrued interest were converted to shares of common stock or repaid during the fourth quarter of 2010 (see Note 2 of our Notes to Financial Statements), we did not incur further interest expense thereafter.

Accretion of Discount on Convertible Notes Payable, Including Related Party. For the year ended December 31, 2011, we did not incur any accretion of debt discount as we had no outstanding debt during the period. For the year ended December 31, 2010 and 2009, the accretion of discount on the convertible notes payable represented the increase in carrying value of the convertible notes issued in 2010 and 2009 through the dates of conversion in the fourth quarter of 2010.

Debt Conversion Inducement Expense. For the year ended December 31, 2010, we recorded a non-cash debt conversion inducement expense of approximately $3.81 million, which represented the fair value of the stock issued in the fourth quarter of 2010 in connection with the note conversion in excess of the stock issuable under the original conversion terms.

Gain from Sale of Asset. For the year ended December 31, 2011, we recorded a gain from sale of asset of $6,000 to reflect the sale proceed of a fully depreciated capital asset that we no longer used.

Equity in Loss of Affiliated Company. For the year ended December 31, 2011, we recorded equity in loss of affiliated company of approximately $86,000, which represented our share in NuGlow’s net loss for the period. For the year ended December 31, 2010, we recorded equity in loss of affiliated company of approximately $66,000, which represented our share in NuGlow’s net loss from July 1, 2010 through December 31, 2010.

Change in Value of Option to Purchase Interest in Affiliated Company. For the years ended December 31, 2011 and 2010, we recorded a loss of approximately $8,000 and a gain of approximately $3,200, respectively, to reflect the change in value of our option to purchase the remaining interest in NuGlow (see Note 6 of our Notes to Financial Statements). We did not have any assets or liabilities which we elected to measure by fair value in 2009.

22

Liquidity and Capital Resources

Since inception, we have financed our operations primarily through the private sale of debt and equity securities. Our current principal sources of liquidity are our existing cash and cash equivalents and our letter of credit. As of December 31, 2011, our cash and cash equivalents totaled approximately $1.69 million, a decrease of approximately $2.35 million from the balance of approximately $4.04 million at December 31, 2010. The decrease in cash and cash equivalents from December 31, 2010 was primarily attributable to cash used in operating activities of approximately $2.30 million and cash used in investing activities of $59,000, which included investment in an affiliated company of $42,000 and payment for website development costs and purchases of capital assets of approximately $23,000, partially offset by proceeds from a sale of assets of $6,000.

The following table summarizes our cash flows from operating, investing and financing activities for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Net cash used in operating activities	$(2,296,040)	$(2,796,869)	$(3,071,568)
Net cash provided by (used in) investing activities	(59,324)	(355,305)	927,443
Net cash provided by financing activities	—	5,851,764	2,504,000

Cash Flows from Operating Activities

Net cash used in operating activities for the years ended December 31, 2011, 2010 and 2009 was approximately $2.30 million, $2.80 million and $3.07 million, respectively, derived primarily from the net loss for the periods plus the effect of non-cash expenses. We continue to experience negative cash flows from operating activities due to the cash requirements to support our current level of operations and efforts to expand our revenue base. The primary working capital uses of cash in 2011 were increases in accounts receivable, inventory and prepaid expenses and decreases in accounts payable and accrued expenses, partially offset by increases in deferred gross profit and accrued compensation and benefits. The primary working capital uses of cash in 2010 were increases in accounts receivable and inventory, partially offset by increases in accounts payable, accrued expenses and deferred gross profit.

Accounts receivable, including affiliated company, increased by approximately $153,000 in 2011 and $232,000 in 2010, primarily due to a larger amount of royalty receivable recorded at the end of 2011 and 2010 compared to the respective prior year. Inventory increased by approximately $85,000 in 2011 and $76,000 in 2010, primarily driven by our broader product offering and our need to maintain inventory at certain levels to meet customer required lead times. Deferred gross profit increased by approximately $84,000 in 2011 and $50,000 in 2010, reflecting increases in our sales of consumer products to NuGlow that had not yet been resold to third-party customers, net of costs of such products.

Cash Flows from Investing Activities

Cash used in investing activities for the year ended December 31, 2011 was approximately $59,000, which included the additional investment in NuGlow of $42,000 and payment for website development costs and purchases of capital assets of approximately $23,000. Cash used in investing activities for the year ended December 31, 2010 was approximately $355,000, which included the equity investment in NuGlow of $350,000 and capital asset purchases of approximately $5,000. Net cash provided by investing activities for the year ended December 31, 2009 was $927,000, comprising $970,000 of debt financing subscription deposits reclassified from restricted cash, offset by purchases of capital assets and payments for website development costs totaling approximately $43,000.

Cash Flows from Financing Activities

We have financed our operations primarily with proceeds from the private placement of debt and equity securities.

We did not have a financing event for the year ended December 31, 2011. For the year ended December 31, 2010, net cash provided by financing activities was approximately $5.85 million, which included proceeds of $3.20 million from the issuance of convertible notes payable and detachable warrants in the first half of 2010 and net proceeds of approximately $2.16 million from warrant exercises and approximately $595,000 from the sale and issuance of common stock, less debt repayment of $100,000.

For the year ended December 31, 2009, cash provided by financing activities was $2.50 million, which reflected the aggregate proceeds of $3.47 million from the issuance of convertible promissory notes and detachable warrants (see Note 2 of our Notes to Financial Statements) less $970,000 of cash deposits already received as of December 31, 2008.

23

On March 9, 2012, we entered into an LOC Agreement with Frank T. Nickell, our largest stockholder, pursuant to which Mr. Nickell established an irrevocable standby letter of credit by JP Morgan Chase Bank, N.A. (JPMorgan) in our favor in the principal amount of of $2.0 million (LOC). The LOC expires on July 1, 2013 but automatically renews until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time we may draw up to the balance remaining on the LOC. Amounts outstanding under the LOC accrue interest at the rate of 0.75% per annum and are due and payable on or before July 1, 2014. Based on the current status of our operating and product commercialization plans, we estimate that our existing cash and cash equivalents together with the letter of credit will be sufficient to fund our operations, continue with our Rx product development and support the expansion of our consumer program through the next twelve months. We will need substantial additional capital in order to maintain the current level of operations beyond the next twelve months, broaden the commercialization of our technology and advance our pharmaceutical programs. Accordingly, we will need to raise additional funding, which may include debt and/or equity financing. However, there is no assurance that additional funding will be available on favorable terms, if at all. If we are unable to obtain the necessary additional funding, we would be required to severely reduce the scope of our operations, which would significantly impede our ability to proceed with current operational plans and could lead to the discontinuation of our business.

The amount of capital we will need in the future will depend on many factors, including capital expenditures and hiring plans to accommodate future growth, research and development plans, future demand for our products and technology, and general economic conditions.

Contractual Obligations and Commercial Commitments

We occupy approximately 5,300 square feet of leased space in Bothell, Washington for our corporate office and laboratory.

Rental expense including operating costs for the years ended December 31, 2011, 2010 and 2009 was approximately $102,000, $101,000 and $109,000, respectively. The following table summarizes our minimum rental expenses and estimated commercial commitments as of December 31, 2011 and the effect such obligations are expected to have on liquidity in future periods:

	Payments due by periods
Contractual Obligations	2012	2013 through 2014	2015	Total
Operating lease	$79,256	$165,717	$43,195	$288,168
Purchase order commitments (1)	276,860	—	—	276,860

	$356,116	$165,717	$43,195	$565,028

(1)	Purchase order commitments represent open orders for inventory.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 (ASU 2011-4), Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs to provide a uniform framework for fair value measurements and related disclosures between U.S. GAAP and International Financial Reporting Standards (IFRS). Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 requires prospective application for interim and annual periods beginning on or after December 15, 2011. We do not expect the adoption of this update to have a material impact on our financial position, results of operations or cash flows.

In June 2011, the FASB issued ASU No. 2011-05 (ASU 2011-05), Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 amends existing guidance by allowing an entity the option to present the components of net income and other comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. ASU No. 2011-05 requires retrospective application and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. We believe the adoption of this guidance concerns disclosure only and will not have a material impact on its financial position, results of operations or cash flows.

24

Subsequent Events

NuGlow Operating Agreement

On March 6, 2012, we entered into a Second Amendment to the Amended and Restated Operating Agreement of NuGlow Cosmaceuticals, LLC (NuGlow) pursuant to which we consented to certain monthly payments by NuGlow in consideration for which our option to purchase the remaining interest of NuGlow was extended from July 1, 2015 to July 1, 2017.

Letter of Credit

On March 9, 2012, we entered into an LOC Agreement with Frank T. Nickell, who beneficially owns approximately 40% of our outstanding common stock, pursuant to which Mr. Nickell established an irrevocable standby letter of credit by JPMorgan Chase Bank, N.A. (JPMorgan) in our favor in the principal amount of $2.0 million (LOC). The LOC expires on July 1, 2013 but automatically renews until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time we may draw up to the balance remaining on the LOC. Amounts outstanding under the LOC accrue interest at the rate of 0.75% per annum and are due and payable on or before July 1, 2014.

Pursuant to the LOC Agreement, we agreed to use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which we would sell and issue shares of our common stock at a price per share of at least $0.60 for aggregate proceeds of at least $3.0 million, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid. In addition, we issued to Mr. Nickell a five-year fully vested warrant to purchase 2,000,000 shares of our common stock at an exercise price of $0.25 per share and agreed to reimburse Mr. Nickell for his reasonable expenses in connection with the LOC, including, without limitation, any interest accrued and payable by Mr. Nickell in connection with the LOC.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable.

25

ITEM 8.             FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Helix BioMedix, Inc.

We have audited the accompanying balance sheets of Helix BioMedix, Inc. as of December 31, 2011 and 2010, and the related statements of operations and comprehensive loss, stockholders’ equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Helix BioMedix, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Seattle, Washington
March 27, 2012

27

HELIX BIOMEDIX, INC.
BALANCE SHEETS

	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$1,688,945	$4,044,309
Accounts receivable, net	239,773	235,149
Accounts receivable, affiliated company, net	200,935	52,795
Inventory	363,869	278,392
Prepaid expenses and other current assets	64,583	63,471

Total current assets	2,558,105	4,674,116
Property and equipment, net	26,098	44,178
Intangible assets, net	146,297	214,068
Other long term assets	20,884	29,179
Investment in affiliated company	223,255	266,941

Total assets	$2,974,639	$5,228,482

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$125,324	$130,489
Accrued compensation and benefits	87,859	30,285
Accrued expenses	55,463	102,123
Deferred gross profit, related party	134,842	50,479
Deferred rent, current	7,155	4,847

Total current liabilities	410,643	318,223

Deferred rent, non-current	28,660	35,815

Total liabilities	439,303	354,038

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 25,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; 49,720,255 shares issued and outstanding at December 31, 2011 and 2010	49,721	49,721
Additional paid-in capital	48,542,453	48,392,985
Accumulated deficit	(46,056,838)	(43,568,262)

Total stockholders’ equity	2,535,336	4,874,444

Total liabilities and stockholders’ equity	$2,974,639	$5,228,482

See accompanying notes to financial statements.

28

HELIX BIOMEDIX, INC.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	Year ended December 31,
	2011	2010	2009
Revenue:
Licensing fees	$730,635	$479,317	$149,196
Peptide and consumer product sales	679,907	309,379	221,876
Consumer product sales to affiliated company	480,796	62,987	—
Administrative services revenue, related party	—	—	20,196

Total revenue	1,891,338	851,683	391,268

Cost of revenue:
Cost of peptide and consumer product sales	482,033	219,504	176,720
Cost of consumer product sales to affiliated company	251,274	40,990	—
Cost of administrative services revenue, related party	—	—	19,800

Total cost of revenue	733,307	260,494	196,520

Gross profit	1,158,031	591,189	194,748

Operating expenses:
Research and development	501,044	748,663	722,523
Marketing and business development	937,508	622,846	506,742
General and administrative	1,417,467	1,530,333	1,473,352
Accounting, legal and professional fees	597,160	531,726	579,443
Depreciation and amortization	109,175	113,777	130,596

Total operating expenses	3,562,354	3,547,345	3,412,656

Loss from operations	(2,404,323)	(2,956,156)	(3,217,908)

Other income (expense):
Interest income	3,728	3,074	9,649
Interest expense on convertible notes payable	—	(138,979)	(96,897)
Interest expense on convertible note payable, related party	—	(534,465)	(388,625)
Accretion of discount on convertible notes payable	—	(73,468)	(32,094)
Accretion of discount on convertible notes payable, related party	—	(141,440)	(49,160)
Debt conversion inducement expense	—	(3,806,966)	—
Gain from sale of assets	6,000	—	—
Equity in loss of affiliated company	(85,686)	(65,601)	—
Change in value of option to purchase interest in affiliated company	(8,295)	3,199	—

Other income (expense), net	(84,253)	(4,754,646)	(557,127)

Net loss and comprehensive loss	$(2,488,576)	$(7,710,802)	$(3,775,035)

Basic and diluted net loss per share	$(0.05)	$(0.28)	$(0.15)

Weighted average shares outstanding	49,720,255	27,124,159	25,653,512

See accompanying notes to financial statements.

29

HELIX BIOMEDIX, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

	Common Stock				Accumulated
	Number of shares	Amount	Additional paid-in capital	Accumulated deficit	other comprehensive income	Stockholders’ equity (deficit)

Balance at December 31, 2008	25,653,512	$25,654	$30,342,249	$(32,082,425)	$—	$(1,714,522)
Stock-based compensation	—	—	101,970	—	—	101,970
Relative fair value of detachable warrants issued with convertible notes payable	—	—	218,862	—	—	218,862
Net loss for the year	—	—	—	(3,775,035)	—	(3,775,035)

Balance at December 31, 2009	25,653,512	25,654	30,663,081	(35,857,460)	—	(5,168,725)
Stock-based compensation	—	—	188,920	—	—	188,920
Relative fair value of detachable warrants issued with convertible notes payable	—	—	77,300	—	—	77,300
Proceeds from warrant exercises, net	4,852,000	4,852	2,151,415	—	—	2,156,267
Issuance of stock from conversion of notes payable	7,048,102	7,048	4,221,825	—	—	4,228,873
Issuance of stock from conversion of notes payable, related party	11,166,910	11,167	6,688,981	—	—	6,700,148
Proceeds from private placement, net	999,731	1,000	594,497	—	—	595,497
Debt conversion inducement expense	—	—	3,806,966	—	—	3,806,966
Net loss for the year	—	—	—	(7,710,802)	—	(7,710,802)

Balance at December 31, 2010	49,720,255	$49,721	$48,392,985	$(43,568,262)	$—	$4,874,444
Stock-based compensation	—	—	149,468	—	—	149,468
Net loss for the year	—	—	—	(2,488,576)	—	(2,488,576)

Balance at December 31, 2011	49,720,255	$49,721	$48,542,453	$(46,056,838)	$—	$2,535,336

See accompanying notes to financial statements.

30

HELIX BIOMEDIX, INC.
STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2011	2010	2009
Cash Flows from Operating Activities
Net loss	$(2,488,576)	$(7,710,802)	$(3,775,035)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	41,404	46,007	58,831
Amortization	67,771	67,770	71,765
Stock-based compensation expense	149,468	188,920	101,970
Interest expense on convertible notes payable	—	123,965	96,897
Interest expense on convertible notes payable, related party	—	534,465	388,625
Accretion of discount on convertible notes payable	—	73,468	32,094
Accretion of discount on convertible notes payable, related party	—	141,440	49,160
Debt conversion inducement expense	—	3,806,966	—
(Gain) from sale of assets	(6,000)	—	—
Equity in loss of affiliated company	85,686	65,601	—
Change in valuation of option to purchase interest in affiliated company	8,295	(3,199)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(4,624)	(232,259)	(5,218)
Accounts receivable from affiliated company, net	(148,140)	—	—
Inventory	(85,477)	(75,577)	(91,404)
Prepaid expenses and other current assets	(1,112)	(29,010)	70,245
Accounts payable	(5,165)	64,034	(5,369)
Accrued compensation and benefits	57,574	588	(72,037)
Other accrued liabilities	(51,507)	90,275	7,908
Deferred gross profit, affiliated company	84,363	50,479	—

Net cash used in operating activities	(2,296,040)	(2,796,869)	(3,071,568)

Cash Flows from Investing Activities
Restricted cash from convertible debt subscriptions	—	—	970,000
Purchase of property and equipment	(2,669)	(5,305)	(17,037)
Proceeds from sale of assets	6,000	—	—
Website development	(20,655)	—	(25,520)
Investment in affiliated company	(42,000)	(350,000)	—

Net cash provided by (used in) investing activities	(59,324)	(355,305)	927,443

Cash Flows from Financing Activities
Proceeds from issuance of convertible notes payable	—	550,000	404,000
Proceeds from issuance of convertible notes payable, related party	—	2,650,000	2,100,000
Proceeds from warrant exercises, including related party, net	—	2,156,267	—
Proceeds from issuance of common stock, net	—	595,497	—
Repayment of convertible note payable	—	(100,000)	—

Net cash provided by financing activities	—	5,851,764	2,504,000

Net increase in cash and cash equivalents	(2,355,364)	2,699,590	359,875
Cash and cash equivalents at beginning of period	4,044,309	1,344,719	984,844

Cash and cash equivalents at end of period	$1,688,945	$4,044,309	$1,344,719

Supplemental cash flow information:
Cash paid for income taxes	$—	$—	$—

Cash paid for interest	$—	$15,014	$—

Non-cash investing and financing activities
Relative fair value of detachable warrants issued with convertible notes payable	$—	$—	$218,862

Issuance of stock from notes payable conversion	$—	$4,228,873	$—

Issuance of stock from notes payable conversion, related party	$—	$6,700,148	$—

See accompanying notes to financial statements.

31

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS

Note 1.    Description of the Business and Summary of Significant Accounting Policies

The Business

Helix BioMedix, Inc. (the Company), a Delaware corporation, is a biopharmaceutical company with an extensive proprietary library of structurally diverse bioactive peptides and patents covering hundreds of thousands of peptide sequences. The Company’s mission is to enrich clinical practice and the patient/consumer experience by developing and commercializing topically applied products which offer the benefits of its advanced bioactive small molecule and peptide technologies. The Company’s vision is to be recognized as the world leader in the identification, qualification and commercialization of natural and synthetic peptides.

The Company’s business strategy is to develop its peptide and small molecule portfolio to derive revenue from a broad base of opportunities including licensing to third parties rights to use select proprietary peptides in specific fields of application and commercializing our own branded products. Over the longer term, the Company intends to pursue applications for products using its technology in medical devices and pharmaceutical preparations. The Company has developed numerous peptides with unique sequences for use in the following two areas of application:

•
Consumer skin care products — the Company has developed a range of peptides and small molecule technologies capable of improving different aspects of the skin’s appearance, texture, tone and barrier function and are marketing these peptides as innovative ingredients for cosmetic use; and

•
Prescription (Rx) products — certain of the Company’s peptides have demonstrated promising results in the areas of infection control, wound healing and immune modulation and are being developed for Rx applications.

The Company’s Rx focus is on prescription-only topical preparations that would be subject to a shorter regulatory approval process under Section 510(k) of the Food, Drug and Cosmetic Act (510(k) devices). The Company continues to explore possible sources of funding to support further in-house development work on its pharmaceutical programs, which management believes will enhance potential partnership opportunities with pharmaceutical companies.

Although the Company has made progress in licensing its peptide technology and implementing its intellectual property into revenue-generating products for a wide range of dermal applications, the Company’s cost to conduct its business development efforts and other operating activities has exceeded its revenues each year since inception. Additionally, the Company’s net cash used in operations has exceeded its cash generated from operations for each year since its inception. The Company has financed its operations largely through the private sale of equity and debt securities.

On March 9, 2012, the Company entered into an LOC Agreement (LOC Agreement) with Frank T. Nickell, who beneficially owns approximately 40% of the Company’s outstanding Common Stock, pursuant to which Mr. Nickell established an irrevocable standby letter of credit by JPMorgan Chase Bank, N.A. (JPMorgan) in favor of the Company in the principal amount of $2.0 million (LOC). The LOC expires on July 1, 2013 but automatically renews until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time the Company may draw up to the balance remaining on the LOC. Amounts outstanding under the LOC accrue interest at the rate of 0.75% per annum and are due and payable on or before July 1, 2014.

Based on the current status of the Company’s operating and product commercialization plans, management estimates that the Company’s existing cash and cash equivalents together with the letter of credit will be sufficient to fund its operations, continue with work towards its Rx product development and support the expansion of its consumer program through the next twelve months. The Company will need substantial additional capital in order to maintain the current level of operations beyond the next twelve months, broaden the commercialization of its technology and advance its pharmaceutical programs. Accordingly, the Company will need to raise additional funding, which may include debt and/or equity financing. However, there is no assurance that additional funding will be available on favorable terms, if at all. If the Company is unable to obtain the necessary additional funding, we would be required to severely reduce the scope of its operations, which would significantly impede its ability to proceed with current operational plans and could lead to the discontinuation of its business.

The amount of capital the Company will need in the future will depend on many factors, including capital expenditures and hiring plans to accommodate future growth, research and development plans, future demand for the Company’s products and technology, and general economic conditions.

32

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

Basis of Presentation and Preparation

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles in the United States (U.S. GAAP) requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and the reported amounts of revenue and expenses during the reporting periods. In the opinion of management, the accompanying financial statements reflect all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the Company’s financial position and its results of operations and cash flows for the periods indicated. Significant items subject to such estimates and assumptions include, but are not limited to, the carrying amount of investments, property, plant and equipment, intangibles; valuation allowances for receivables, inventories, deferred income tax assets; and valuation of share-based compensation and option to purchase the remaining interest in an affiliated company. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with an original maturity of 90 days or less at the time of purchase to be cash equivalents. Cash and cash equivalents consisted of demand deposits and money market funds and are stated at cost, which approximates fair value. The Company deposits its cash and cash equivalents with a high credit quality financial institution. The Company regularly maintains cash balances in excess of federally insured limits. To date, the Company has not experienced any losses on its cash and cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are shown at their net realizable value which approximates their fair value. The Company does not currently maintain an allowance for doubtful accounts based on the Company’s management’s consideration of historical collection experience and the characteristics of existing accounts. The Company has not had any accounts receivable allowances or write-offs for any period presented.

Inventory

Inventory consists of peptides and consumer product finished goods and work in process. Work in process includes inventory at the Company’s manufacturer. Inventory is stated at the lower of cost or market. The Company regularly monitors inventory quantities on hand and records write-downs or write-offs for any excess, obsolescence and shrinkage based primarily on its sales forecast and production requirements.

Property and Equipment

Property and equipment, which includes laboratory equipment, furniture and leasehold improvements, are stated at cost. Depreciation of equipment is provided using the straight-line basis over three to five years. Leasehold improvements are amortized over the lesser of the economic useful lives of the improvements or the term of the related lease. Repair and maintenance costs are expensed as incurred.

Website Development

The Company maintains a corporate website along with product websites focusing on sales of the Company’s proprietary branded skin care products. The Company capitalizes eligible costs associated with website development and amortizes these costs on a straight-line basis over the estimated useful lives of the websites, ranging from two to three years.  Costs associated with minor enhancements and maintenance for the Company’s websites are expensed as incurred.

Intangible Assets

Acquired patents and certain costs for issued patents, consisting primarily of legal fees, are capitalized. Patents are amortized on the straight line basis over the useful life of the patents, generally thirteen years.

Licensing agreements and antimicrobial technology, which was purchased in conjunction with certain patents, has been capitalized at the basis of the debt issued for it. Licensing agreements and antimicrobial technology are amortized ratably over seventeen years. The Company’s antimicrobial technology has been fully amortized.

Impairment of Long-Lived Assets

The Company reviews long-lived assets including property and equipment and intangible assets for possible impairment whenever significant events or changes in circumstances, including changes in the Company’s business strategy and plans, indicate that impairment may have occurred. An impairment is indicated when the sum of the expected future undiscounted net cash flows identifiable to that asset or asset group is less than its carrying value. Impairment losses are determined from actual or estimated fair values, which are based on market values or projections of discounted net cash flows, as appropriate. No impairment of long-lived assets has been recognized in the accompanying financial statements.

33

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

Investment in Affiliated Company

The Company uses the equity method to account for its investment in an affiliated company in which it owns a 30% interest and has significant influence. The excess of the investment’s carrying value over the Company’s share of the fair value of the investee’s net assets was attributable to goodwill. This equity-method goodwill is not amortized, but rather, the investment is analyzed for impairment. The Company adjusts the carrying value of this investment at each reporting period to recognize its share of the affiliated company’s net earnings or losses and distributions, if any.

Deferred Gross Profit, Affiliated Company

Deferred gross profit, affiliated company, relates to sales of products to an affiliated company which have not yet been resold to third parties, net of costs of such products.

Revenue Recognition

The Company derives its revenue from technology licenses, sales of peptides and consumer products, and, until September 2009, administrative services provided to a related party. Revenue from technology licenses may include up-front payments and royalties from third-party product manufacturing and sales.

·
Licensing Fees. The Company recognizes up-front payments when persuasive evidence of an agreement exists, delivery has occurred or services have been performed, the price is fixed and determinable and collection is reasonably assured. The Company recognizes royalty revenue in the period the royalty is earned based on actual reports or estimates received from licensees.

·
Peptide and Consumer Product Sales. The Company recognizes revenue from sales of its peptides and skin care products when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable and collection is reasonably assured.

·
Consumer Product Sales to Affiliated Company.  The Company sells certain skin care products under private labels to an affiliated company and recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, collection is reasonably assured and the products have been resold to third parties or otherwise used.

·
Administrative Services Revenue, Related Party. The Company’s administrative services revenue consisted of fees received from DermaVentures, LLC (DermaVentures), a related party, for costs incurred related to the DermaVentures’ product line. Administrative services revenue was invoiced to DermaVentures at or near cost and was recorded as earned on a gross basis when services had been rendered, no obligations remained outstanding and collection was reasonably assured.

In September 2009, the Company terminated the Management Services Agreement with DermaVentures. As a result, the Company had no further management or administrative responsibilities related to DermaVentures from which the Company’s administrative services revenue was derived (see Note 14).

Revenues are recorded net of related sales taxes. Sales tax amounts collected from customers are included in accrued expenses.

Shipping and Handling Costs

The Company records shipping and handling costs billed to customers as revenue. Freight costs associated with shipping goods to customers are recorded as a cost of revenue. Shipping and handling costs for all periods presented were immaterial.

Advertising Expense

The Company expenses advertising costs as incurred. Advertising expenses for the year ended December 31, 2011, 2010 and 2009 were approximately $154,000, $44,000 and $33,000, respectively.

Research and Development

Research and development costs are expensed as incurred. Research and development expenses include, but are not limited to, payroll and personnel expenses, lab supplies and expenses, and external trials and studies. In instances where the Company enters into agreements with third parties for research and development activities, which may include personnel costs, supplies and other costs associated with such collaborative agreements, the Company expenses these items as incurred.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future income tax consequences of transactions that have been included in the financial statements or tax returns. The Company measures deferred tax assets and liabilities based on the differences between the financial reporting and the tax bases of the assets and liabilities using enacted tax rates in effect in the years in which those differences are expected to be recovered or settled. The Company records an allowance against deferred tax assets when it is more likely than not that such tax benefits will not be realized. Due to the uncertainty regarding the Company’s profitability, the future tax benefits of its losses have been fully reserved for and no net benefit has been recorded in the financial statements.

34

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

The Company applies a “more-likely-than-not” threshold for the recognition and derecognition of tax positions taken or expected to be taken in a tax return. The evaluation of uncertain tax positions is based on factors including, but not limited to, changes in tax laws, effectively sustained issues under audit and changes in facts or circumstances surrounding a tax position.

Loss per Share

Loss per share has been computed using the weighted average number of shares outstanding during the period. Diluted per share amounts reflect potential dilution from the exercise or conversion of securities into common stock or from other contracts to issue common stock. The Company’s capital structure includes common stock options and common stock warrants, all of which have been excluded from net loss per share calculations as they are antidilutive, as follows:

	Year ended December 31,
Year	2011	2010	2009
2012	3,604,521	3,647,638	3,325,726
2013	1,971,034	4,667,445	4,197,816

Fair Value of Financial Instruments

The reported amounts of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and other current liabilities, approximate fair values due to the short-term nature of these instruments.

Valuation of Option to Purchase Remaining Interest in Affiliated Company

In connection with the Company’s investment in an affiliated company, the Company has the right to purchase the remaining interest in the investee between July 1, 2012 and July 1, 2017 (see Note 6). The Company elected to account for this option at fair value on the balance sheet with changes in value recognized in the statement of operations.

Stock-Based Compensation

The Company measures stock-based compensation expense for employee awards at the grant date based on the fair value of the award and recognizes such expense on a straight-line basis over the requisite service period, which is generally the vesting period. Compensation expense is recognized only for those options expected to vest. The Company recognizes the fair value of stock options and warrants issued to non-employees over the applicable performance period.

The Company uses the Black-Scholes option pricing model to determine the fair value of stock options. The determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by the Company’s stock price as well as assumptions regarding a number of complex and subjective variables. These variables include management’s estimated stock price volatility over the expected term of the awards, estimated employee stock option exercise behaviors, the risk-free interest rate, and expected dividends.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 (ASU 2011-4), Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs to provide a uniform framework for fair value measurements and related disclosures between U.S. GAAP and International Financial Reporting Standards (IFRS). Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 requires prospective application for interim and annual periods beginning on or after December 15, 2011. The Company does not expect the adoption of this update to have a material impact on its financial position, results of operations or cash flows.

In June 2011, the FASB issued ASU No. 2011-05 (ASU 2011-05), Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 amends existing guidance by allowing an entity the option to present the components of net income and other comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. ASU No. 2011-05 requires retrospective application and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. The Company believes the adoption of this guidance concerns disclosure only and will not have a material impact on its financial position, results of operations or cash flows.

35

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 2.    Financing Events

2008 Debt Financing – Convertible Note Payable, Related Party, Issued on February 14, 2008 and Amended on June 27, 2008

On February 14, 2008, the Company issued to RBFSC Inc. (RBFSC), a related party, a convertible promissory note (the 2008 Note) in the principal amount of $3.0 million with an interest rate of 8% per annum, which was subsequently amended on June 27, 2008 (the 2008 Amended Note). In connection with the issuance of the 2008 Amended Note, the Company issued a five-year warrant to purchase 750,000 shares of the Company’s common stock at an exercise price of $1.00 per share (2008 Warrant). The 2008 Amended Note, which was due and payable on July 1, 2011, included a call option which gave the holder the right to demand repayment in the case of default and a put option which allowed the Company to prepay the unpaid balance of the 2008 Amended Note and related accrued interest at any time and without penalty.

2009 Debt Financing – Convertible Notes Payable Issued on February 10 and March 5, 2009

In 2009, the Company issued to accredited investors convertible promissory notes in an aggregate principal amount of $3.47 million (the 2009 Notes) and five-year warrants to purchase an aggregate of 868,500 shares of the Company’s common stock at an exercise price of $1.00 per share (the 2009 Warrants). The 2009 Notes bore interest at the rate of 8% per annum and were due and payable on July 1, 2011. The 2009 Notes also included a call option giving the holders the right to demand repayment in the case of default and a put option allowing the Company to prepay the unpaid balance of the 2009 Notes and accrued interest at any time and without penalty.

The Company determined the relative fair value of the 2009 Warrants to be $218,862 and recorded this amount as a discount to the 2009 Notes, to be amortized over the life of the 2009 Notes.

Holders of the 2009 Notes included three related parties: 1) two members of the Company’s Board of Directors who each purchased a convertible note in the principal amount of $100,000 and received a warrant to purchase 25,000 shares of the Company’s common stock and 2) Cardinal Court LLC which purchased a convertible note in the principal amount of $2.0 million and received a warrant to purchase 500,000 shares of the Company’s common stock. The Vice President and Treasurer of Cardinal Court LLC is Frank T. Nickell, who is also the President and a director of RBFSC and owns an interest that allows him to exercise significant influence.

2010 Debt Financing – Convertible Notes Payable Issued on March 5 and May 10, 2010

Over the first half of 2010, the Company issued to accredited investors convertible promissory notes in an aggregate principal amount of $3.2 million (2010 Notes) and five-year warrants to purchase an aggregate of 800,000 shares of the Company’s common stock at an exercise price of $0.80 per share (2010 Warrants). The 2010 Notes bore interest at the rate of 8% per annum and were due and payable on July 1, 2013. The 2010 Notes also included a call option giving the holders the right to demand repayment in the case of default (which included a default under the 2008 Amended Note or the 2009 Notes), and a put option allowing the Company to prepay the unpaid balance of the 2010 Notes and accrued interest at any time and without penalty.

The Company determined the relative fair value of the 2010 Warrants to be an aggregate of approximately $77,000 and recorded this amount as a discount to the 2010 Notes, to be amortized over the life of these notes.

The holders of the 2010 Notes included three related parties: 1) two members of the Company’s Board of Directors who purchased convertible notes in an aggregate principal amount of $450,000 and received warrants to purchase an aggregate of 112,500 shares of the Company’s common stock and 2) RBFSC which purchased a convertible note in the principal amount of $2,200,000 and received a warrant to purchase 550,000 shares of the Company’s common stock.

2010 Debt Conversion, Warrant Exercises and Equity Financing

Debt Conversion and Warrant Exercise Transactions with RBFSC

On November 22, 2010, the Company entered into a Convertible Promissory Note Conversion and Warrant Exercise Agreement with RBFSC pursuant to which RBFSC:

(i)
amended and converted $3,665,425 of aggregate principal amount and accrued interest due on the 2008 Amended Note into 6,109,041 shares of the Company’s common stock at a conversion price of $0.60 per share;

(ii)	amended and converted $2,326,334 of aggregate principal amount and accrued interest due on its 2010 Note into 3,877,223 shares of the Company’s common stock at a conversion price of $0.60 per share;

(iii)	amended and exercised the 2008 Warrant to purchase 1,500,000 shares of the Company’s common stock at an exercise price of $0.50 per share for a total of $750,000; and

(iv)	amended and exercised its 2010 Warrant to purchase 1,100,000 shares of the Company’s common stock at an exercise price of $0.40 per share for a total of $440,000.

36

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

In addition, on December 27, 2010, the Company entered into a Warrant Amendment and Exercise Agreement with RBFSC, pursuant to which:

(i)	RBFSC amended and exercised its warrant issued on March 3, 2006 for 300,000 shares of the Company’s common stock at an exercise price of $0.50 per share for a total of $150,000; and

(ii)	the Company agreed to comply with the requirements for “qualified small business stock” under Section 1202 of the Internal Revenue Code of 1986, as amended.

Debt Conversion and Warrant Exercise Transactions with Other Note Holders

On November 24, 2010, the Company filed with the SEC a Tender Offer Statement on Schedule TO pursuant to which, on December 27, 2010:

(i)	$3,877,164 of aggregate principal amount and accrued interest of the 2009 Notes was converted into 6,461,921 shares of the Company’s common stock at a conversion price of $0.60 per share;

(ii)	$115,014 of aggregate principal amount and accrued interest of the 2009 Notes was repaid;

(iii)	$1,060,099 of aggregate principal amount and accrued interest of the 2010 Notes was converted into 1,766,827 shares of the Company’s common stock at a conversion price of $0.60 per share;

(iv)	certain of the 2009 Warrants were exercised for an aggregate of 1,452,000 shares of the Company’s common stock at an exercise price of $0.50 per share for a total of $726,000; and

(v)	the 2010 Warrants were exercised for an aggregate of 500,000 shares of the Company’s common stock at an exercise price of $0.40 per share for a total of $200,000.

The per share fair value of the Company’s common stock immediately prior to the RBFSC’s note conversion on November 22, 2010 and the note conversions on December 27, 2010 pursuant to the Tender Offer was estimated at $0.61 and $0.57, respectively. In aggregate, the value of the common stock issued in connection with the conversion of the convertible notes payable in the fourth quarter of 2010 in excess of the carrying amount of the principal and accrued interest on the convertible notes payable was $3,806,966. This amount was charged to debt conversion inducement expense in the accompanying statements of operations for the year ended December 31, 2010.

Equity Financing

On December 31, 2010, the Company issued to seven accredited investors an aggregate of 999,731 shares of the Company’s common stock at a purchase price of $0.60 per share for an aggregate purchase price of $599,839. Participants in the December 2010 equity financing included RBFSC which acquired 500,000 shares of the Company’s common stock for a total of $300,000.

Note 3.    Inventory

Inventory consisted of the following:

	December 31,
	2011	2010
Work in process	$156,425	$66,365
Finished goods	207,444	212,027
	$363,869	$278,392

37

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 4.    Property and Equipment

Property and equipment consisted of the following:

	December 31,
	2011	2010
Machinery and equipment	$520,950	$569,809
Website development costs	63,175	42,520
Furniture and fixtures	50,441	55,614
Leasehold improvements	43,993	43,993
	678,559	711,936
Less accumulated depreciation	(652,461)	(667,758)
Property and equipment, net	$26,098	$44,178

Aggregate depreciation expense for property and equipment was $41,404, $46,007 and $58,831 for the years ended December 31, 2011, 2010 and 2009, respectively.

Note 5.    Identifiable Intangible Assets

Identifiable intangible assets, subject to amortization, were as follows:

		December 31, 2011			December 31, 2010
	Weighted average amortization period (in years)	Gross carrying amount	Accumulated amortization	Intangible assets, net	Gross carrying amount	Accumulated amortization	Intangible assets, net
Antimicrobial technology	17	$222,187	$(222,187)	$—	$222,187	$(222,187)	$—
Licensing agreements	17	61,391	(35,950)	25,441	61,391	(32,355)	29,036
Patents pending and approved	13	834,301	(713,445)	120,856	834,301	(649,269)	185,032
Total		$1,117,879	$(971,582)	$146,297	$1,117,879	$(903,811)	$214,068

Amortization expense related to identifiable intangible assets was $67,771, $67,770 and $71,765 for the years ended December 31, 2011, 2010 and 2009, respectively. Scheduled amortization charges from identifiable intangible assets as of December 31, 2011 were as follows:

Year	Licensing agreements	Patents pending and approved	Total
2012	$3,595	$64,175	$67,770
2013	3,595	37,814	41,409
2014	3,595	5,054	8,649
2015	3,595	5,054	8,649
2016	3,595	5,054	8,649
Thereafter	7,466	3,705	11,171

Note 6.  Investment in Affiliated Company

Membership Interest Agreement

On July 1, 2010, the Company entered into a Membership Interest Agreement (NuGlow Membership Agreement) in NuGlow Cosmaceuticals, LLC (NuGlow), a direct-response company selling specialty skin care products, in exchange for a capital contribution of $350,000 (Initial Contribution). In connection with NuGlow’s capital raise of $140,000 in September 2011 (2011 Contribution), the Company contributed an additional $42,000 to maintain its 30% interest in NuGlow.

Amended and Restated Operating Agreement

On July 1, 2010, the Company also entered into an Amended and Restated Operating Agreement of NuGlow (NuGlow Operating Agreement), which was amended on September 1, 2011 to stipulate the following terms:

(i)	Camden shall manage NuGlow;

38

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

(ii)
any profit distribution by NuGlow is to be paid in the following order: (a) 30% to the Company and 70% to NuGlow’s other member until the 2011 Contribution is fully repaid; (b) 70% to the Company and 30% to NuGlow’s other member until the Company’s Initial Contribution is fully repaid; and (c) ratably among members in accordance with each member’s percentage interest;

(iii)
upon a dissolution or liquidation, all of NuGlow’s liquidation proceeds is to be paid in the following order: (a) 30% to the Company and 70% to NuGlow’s other member until the 2011 Contribution is fully repaid; (b) 100% to the Company until the Company’s Initial Contribution is fully repaid; and (c) ratably among members in accordance with each member’s percentage interest;

(iv)
NuGlow may not take certain actions or engage in certain transactions without the Company’s prior written consent, including, without limitation, the incurrence of indebtedness, the admission of additional members, the merger or sale of NuGlow or its assets, or the dissolution of NuGlow;

(v)	NuGlow shall establish a product oversight committee consisting of two designees of the Company and one designee of Camden to oversee certain matters related to NuGlow product management;

(vi)	transfers of NuGlow membership interests shall be subject to certain restrictions, including, without limitation, a right of first refusal by NuGlow and its members;

(vii)	upon certain circumstances, the Company has the right to purchase all of Camden’s membership interest in NuGlow (Purchase Option); and

(viii)
if the Company does not exercise the Purchase Option, or at any time before the Company exercises its Purchase Option upon a change of control of the Company or a sale of substantially all of its assets or upon the Company’s insolvency or bankruptcy, Camden has the right to purchase all of the Company’s membership interest in NuGlow.

The Company’s cumulative investment in NuGlow is accounted for as an equity investment and is adjusted at each reporting period to reflect the Company’s share of NuGlow’s net earnings, losses, contributions and any profit distributions. The Company has also elected to account for the Purchase Option at fair value on the balance sheet with changes in value recognized in the statement of operations over the life of the option. Additionally, at each reporting period, the Company assesses its investment in NuGlow to determine whether events or changes in circumstances indicate that the carrying amount may not be recoverable. The primary factors the Company considers in its determination are NuGlow’s financial condition and operating performance. If the decline in value is deemed to be other than temporary, the Company would recognize an impairment loss.

For the years ended December 31, 2011 and 2010, the Company recorded a loss of $85,686 and $65,601, respectively, to “Equity in loss of affiliated company” which reflected its share of NuGlow’s net loss during those periods. The carrying value of the Company’s investment in NuGlow was $223,255 and $266,941 at December 31, 2011 and 2010, respectively.

NuGlow’s condensed balance sheet at December 31, 2011 and 2010 and statements of operations for the years ended December 31, 2011 and 2010 are summarized below:

	December 31,
NuGlow’s Condensed Balance Sheets	2011 (Unaudited)	2010 (Unaudited)
Assets
Cash	$200	$75,147
Accounts receivable, net	18,276	2,574
Inventory	275,838	140,443
Prepaid expenses and other current assets	9,513	11,455
Total assets	$303,827	$229,619

Liabilities and members’ equity
Accounts payable and current liabilities	$280,867	$61,041
Members’ equity	514,661	374,661
Accumulated deficit	(491,701)	(206,083)
Total liabilities and members’ equity	$303,827	$229,619

39

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

	Year ended December 31,
NuGlow’s Condensed Statements of Operations	2011 (Unaudited)	2010 (Unaudited)
Revenue	$1,065,639	$103,797
Cost of goods sold	(444,663)	(88,336)
Operating expenses	(906,594)	(221,544)
Net loss	$(285,618)	$(206,083)

Supply Agreement

The Company and NuGlow entered into a Supply Agreement dated as of July 1, 2010 and amended as of September 1, 2011, pursuant to which NuGlow agreed to purchase from the Company for resale certain of the Company’s proprietary skincare products for beauty and cosmetic and over-the-counter uses. The term of the Supply Agreement continues until June 30, 2013 and automatically renews for successive one-year terms thereafter unless earlier terminated as provided therein.

Note 7.    Other Assets

Other assets consisted of the following as of December 31, 2011 and 2010:

	Year ended December 31,
	2011	2010
Deposits	$8,522	$8,522
Option to purchase interest in affiliated company (see Note 6)	12,362	20,657
Other assets	$20,884	$29,179

Note 8.    Deferred Gross Profit, Affiliated Company

Deferred gross profit from affiliated company consisted of the following as of December 31, 2011 and 2010:

	Year ended December 31,
	2011	2010
Deferred revenue, affiliated company	$254,826	$115,527
Deferred cost of revenue, affiliated company	119,984	65,048
Deferred gross profit, affiliated company	$134,842	$50,479

Note 9.    Fair Value of Financial Instruments

The inputs used to measure fair value are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities;

•	Level 2 — Other significant observable inputs (including quoted prices in active markets for similar securities); and

•	Level 3 — Significant unobservable inputs (including the Company’s own assumptions in determining fair value of investments).

The following tables set forth by level, within the fair value hierarchy, financial assets and liabilities accounted for at fair value as of December 31, 2011 and 2010. As required by Accounting Standard Codification (ASC) 820-10, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	December 31, 2011	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds	$1,484,101	$1,484,101	$—	$—
Option to purchase interest in affiliated company	12,362	—	—	12,362

40

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

	December 31, 2010	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds	$3,680,348	$3,680,348	$—	$—
Option to purchase interest in affiliated company	20,657	—	—	20,657

Option to purchase interest in affiliated company. The Company estimated the fair value of this asset to be $12,362 and $20,657 at December 31, 2011 and 2010, respectively, using the multiple of earnings method based on a number of factors and assumptions regarding the affiliated company’s potential future revenue and projected earnings before interest, tax, depreciation and amortization (EBITDA). A decrease of $8,295 and an increase $3,199 in fair value was recorded in the statement of operations for the years ended December 31, 2011 and 2010, respectively.

Financial Instruments. The carrying amount of the Company’s cash, accounts receivable, accounts payable, accrued compensation and benefits, and accrued expenses approximated their estimated fair values at December 31, 2011 and December 31, 2010 because of the short-term nature of these instruments.

Preferred Stock

The Company’s board of directors (the Board) may authorize the issuance of preferred stock from time to time in one or more series and each series shall have such voting, redemption, liquidation and dividend rights as the Board may deem advisable. As of December 31, 2011, no preferred series shares had been designated by the Board.

Stockholder Rights Agreement

On August 15, 2003, the Board approved the adoption of a Stockholder Rights Agreement pursuant to which all of the Company’s stockholders as of September 15, 2003 (the Record Date) received rights to purchase shares of a new series of preferred stock. The rights will be distributed as a non-taxable dividend and will expire ten years from the Record Date. The rights will be exercisable only if a person or group acquires 15 percent or more of the Company’s common stock or announces a tender offer for 15 percent or more of the common stock. If a person acquires 15 percent or more of common stock, all rights holders, except the buyer, will be entitled to acquire the Company’s common stock at a discount. The effect will be to discourage acquisitions of more than 15 percent of the Company’s common stock without negotiations with the Board.

Common Stock Purchase Warrants

Information concerning outstanding common stock purchase warrants is set forth below:

	December 31,
	2011			2010
	Number	Price range	Weighted Average	Number	Price range	Weighted Average
Warrants issued to employees and non-employees for services	701,169	$0.25 – $1.50	$1.00	1,707,419	$0.25 – $6.00	$1.56
Warrants issued in connection with 2001 convertible debt financing	124,000	$1.00	$1.00	308,000	$1.00	$1.00
Warrants issued in connection with 2002 and 2003 equity financings	258,600	$1.00	$1.00	258,600	$1.00	$1.00
Warrants issued in connection with 2006 equity financing	—	$—	$—	109,800	$1.00	$1.00
Warrants issued in connection with 2009 convertible debt financing	142,500	$1.00	$1.00	142,500	$1.00	$1.00
Total outstanding warrants	1,226,269	$0.25 – $1.50	$1.00	2,526,319	$0.25 – $6.00	$1.38

During the year ended December 31, 2011, warrants to purchase an aggregate of 1,300,050 shares of the Company’s common stock expired and were therefore cancelled.

41

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

On March 9, 2012, in connection with the establishment of a letter of credit (see Note 18), the Company issued to its largest stockholder and guarantor of the letter of credit a five-year fully vested warrant to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share.

Note 10.         Stock-Based Compensation

2011 Stock Option Plan

On February 10, 2011, the Company’s board of directors adopted, and on May 25, 2011, the Company’s stockholders approved, the Helix BioMedix, Inc. 2011 Stock Option Plan (the 2011 Plan). The 2011 Plan provides for the grant of incentive stock options to employees and non-statutory stock options to employees, non-employee directors and consultants. The 2011 Plan is administered by the board of directors, which has the authority to select the individuals to whom awards are to be granted, the number of awards granted, and the vesting schedule. A total of 12,000,000 shares of common stock are reserved for issuance under the 2011 Plan. Options granted under the 2011 Plan to employees generally vest over a three-year period with 1/3 of the shares vesting after one year from the date of grant and 1/36 of the shares vesting monthly thereafter. Option awards to non-employee directors may vest fully upon grant or quarterly over one year. All option awards have a maximum term of ten years and exercise prices equal to the closing market price of the Company’s common stock on the grant date.

2000 Stock Option Plan

In 2000, the Company’s stockholders approved the Helix BioMedix 2000 Stock Option Plan (the 2000 Plan). The 2000 Plan provided for the granting of incentive stock options to employees and nonqualified stock options to employees, directors and consultants. Options granted under the 2000 Plan generally became exercisable over periods ranging from one to three years, had a maximum term of ten years and exercise prices equal to the closing market price of the Company’s common stock on the grant date. Effective November 6, 2010, additional option awards under the 2000 Plan were discontinued. Remaining authorized shares under the 2000 Plan that were not subject to outstanding awards as of November 6, 2010 were then cancelled. The 2000 Plan will remain in effect as to any outstanding options granted prior to November 6, 2010.

Stock Option Activities

During the years ended December 31, 2011, 2010 and 2009, the Company granted options to purchase an aggregate of 407,000, 785,000 and 240,500 shares of common stock, respectively, with a weighted-average grant date fair value of $0.24, $0.28 and $0.32, respectively. Fair value for options granted was calculated using the Black-Scholes option pricing model with the following assumptions:

	Year ended December 31,
	2011	2010	2009
Risk-free interest rate	0.90 – 2.17%	1.41 – 2.77%	1.89 – 2.78%
Expected dividend yield	0	0	0
Expected term in years	5.0 – 6.0	5.0 – 6.0	5.5 – 6.0
Expected volatility	112 – 118%	98 – 106%	101 – 105%

The risk free rate is based on the implied yield available on U.S. Treasury zero–coupon issues with a remaining term equal to the expected term of options issued. The Company does not anticipate declaring dividends in the foreseeable future. For the years ended December 31, 2011, 2010 and 2009, the Company calculated expected volatility based on the annualized daily historical volatility of the Company’s stock price commensurate with the expected term of the option and other factors, including peer company data. The Company estimates the expected term as the average of the vesting period and the contractual term. The Company will continue to use this method of estimation until it has sufficient historical data to provide reasonable estimates of expected lives of stock options. The Company’s stock price volatility and option term involves management’s best estimates at that time, both of which impact the fair value of the option calculated under the Black-Scholes pricing model and, ultimately, the expense that will be recognized over the life of the option. The Company recognizes compensation expense for only the portion of options that is expected to vest. Therefore, the Company applies an estimated forfeiture rate that is derived from historical employee termination behavior. Forfeiture rates are revised in subsequent periods if actual forfeitures differ from those estimates.

42

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

The amount of stock-based compensation expense recognized for the years ended December 31, 2011, 2010 and 2009 related to stock options was approximately $149,500, $188,900 and $102,000, respectively. Stock-based compensation for 2011 included a total of approximately $89,000 of expenses related to the modifications of options held by the Company’s Vice President and Chief Scientific Officer who left in February 2011 and three members of the board of directors who were not re-elected in May 2011.

As of December 31, 2011, the total unrecognized stock-based compensation related to non-vested stock options was approximately $87,000, which is expected to be recognized over a weighted-average period of approximately 2.0 years. A summary of the Company’s stock-based compensation expense for 2011, 2010 and 2009 is summarized as follows:

	Year ended December 31,
	2011	2010	2009
Research and development	$41,778	$9,887	$1,533
Marketing and business development	17,068	33,264	22,011
General and administrative	90,622	145,769	78,426
Total stock-based compensation	$149,468	$188,920	$101,970

A summary of the Company’s stock option activity for the years ended December 31, 2011, 2010 and 2009 is presented in the following table:

	Shares Subject to Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding, December 31, 2008	3,305,194	$1.17
Granted	240,500	$0.40
Exercised	—	—
Forfeited	—	—
Expired	(434,444)	$1.61

Outstanding, December 31, 2009	3,111,250	$1.04
Granted	785,000	$0.35
Exercised	—	$—
Forfeited	—	$—
Expired	(27,300)	$0.70

Outstanding, December 31, 2010	3,868,950	$0.91
Granted	407,000	$0.28
Exercised	—	$—
Forfeited	(38,543)	$0.37
Expired	(973,200)	$1.53

Outstanding, December 31, 2011	3,264,207	$0.65	4.28	$10,200

Exercisable, December 31, 2011	2,872,372	$0.70	3.64	$2,000

The aggregate intrinsic value in the table above is based on the Company’s closing stock price of $0.25 per share on December 30, 2011 which would have been the closing price of shares received by the optionees had all of the options with exercise prices less than $0.25 per share been exercised on that date.

43

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

As of December 31, 2011, there were 12,000,000 shares of common stock reserved for issuance pursuant to the 2011 Plan, of which 11,593,000 shares remained available for grants. Additional information regarding options outstanding as of December 31, 2011 under the 2000 Plan and the 2011 Plan is as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
$0.15 - $0.40	1,273,957	6.42	$0.33	882,122	$0.34
$0.49 - $0.76	815,000	4.43	$0.58	815,000	$0.58
$0.77 - $0.85	245,000	4.36	$0.82	245,000	$0.82
$1.00 - $1.80	930,250	1.20	$1.11	930,250	$1.11
$0.15 - $1.80	3,264,207	4.28	$0.65	2,872,372	$0.70

Note 11.          Employee Savings Plan

The Company offers a 401(k) plan to all of its employees. Company matching contributions are determined in accordance with the provisions of the Company’s contribution plan. During the years ended December 31, 2011, 2010 and 2009, employer-matching cash contributions totaled $30,562, $34,236 and $32,194, respectively.

Note 12.          Concentration of Risks

The Company maintains its cash balances in one financial institution, which at times may exceed federally insured limits. As of December 31, 2011, the Company maintained approximately $982,000 at a major financial institution in a money market account insured by the Securities Investor Protection Corporation up to $500,000 per account. The Company has not experienced any losses in such account.

A significant portion of the Company’s revenue is concentrated with a limited number of customers. The following individual customers accounted for 10% or more of revenue for the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31,
	2011	2010	2009
Customer A	36%	49%	71%
Customer B	—	—	10
Customer C	21	34	—
Customer D	25	—	—
Customer E	10	—	—

Note 13.          Income Taxes

Deferred income taxes reflect the net tax effects of (1) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (2) operating losses and tax credit carryforwards.

44

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

The tax effects of significant components comprising the Company’s deferred taxes as of December 31, 2011 and 2010 were as follows:

	As of December 31,
	2011	2010
Gross deferred tax assets (liabilities):
Net operating loss carryforwards	$11,560,200	$10,879,800
Stock compensation	588,000	561,400
Accrued expenses	15,100	17,900
Fixed and intangible assets	49,300	45,900
Deferred gross profit, related party	45,800	—
Other	1,800	17,200
Gross deferred tax assets	12,260,200	11,522,200
Less valuation allowance	(12,260,200)	(11,522,200)
Net deferred tax assets	—	—
Deferred tax liabilities	—	—
Net deferred tax assets/liabilities	$—	$—

ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a full valuation allowance at December 31, 2011 and 2010 for financial reporting purposes. The Company’s valuation allowance for deferred tax assets increased by $738,000, $1,360,600 and $1,029,400 during the years ended December 31, 2011, 2010 and 2009, respectively. The increases in the deferred tax assets in 2011, 2010 and 2009 were primarily the result of increasing net operating loss carryforwards during those years.

The Company has unrecognized research and development tax credits totaling approximately $70,300 and $77,600 as of December 31, 2011 and 2010, respectively, as these deferred tax assets did not meet the “more likely than not” recognition threshold. The change in unrecognized tax benefits during 2011 and 2010 was due to unrecognized research and development tax credits expiring unutilized. During 2011, 2010 and 2009, there was no interest or penalty recognized.

At December 31, 2011, the Company had gross unrecognized tax benefits of $1,364,600. The increase in unrecognized tax benefits during 2011 was due to the Company unrecognizing net operating losses  related to the debt conversion inducement expense as this deferred tax asset did not meet the "more likely than not" recognition threshold. The decrease in unrecognized tax benefits during 2011, 2010, and 2009 was due to unrecognized research and development tax credits expiring unutilized. The accrued interest and penalties on unrecognized tax benefits were $0 at December 31, 2011, 2010, and 2009.

The total amount of unrecognized tax benefits that would, if recognized, affect the effective tax rate is $1,364,600, of which $5,300 will decrease within 12 months due to research and development tax credits expiring unused.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at January 1, 2011	$77,600
Addition based on tax positions taken during a prior period	1,294,300
Reductions based on tax positions taken during a prior period	(7,300)

Balance at December 31, 2011	$1,364,600

The Company’s operating losses and tax credit carryforwards as of December 31, 2011 are as follows:

	Amount	Expiration Years
Net operating losses, federal	$37,782,400	2012-2031
Net operating losses, state	147,200	2030-2031
Tax credits, federal	70,300	2012-2021

The Company’s ability to utilize the carryforwards may be limited in the event of an ownership change as defined in current income tax regulations.

45

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate as follows:

	Year Ended December 31,
	2011	2010	2009
Statutory rate	34.00%	34.00%	34.00%
State tax	0.35%	—	—
Net operating loss carryforward adjustments	—	—	(1.46)%
Change in valuation allowance	(29.66)%	(17.65)%	(27.27)%
Permanent items	(0.56)%	(0.30)%	(0.30)%
True up of debt conversion expense	—	(16.79)%	—
True up of original issued discount related to convertible notes payable	—	—	(3.23)%
Other	(4.13)%	0.74%	(1.74)%
Total	0.00%	0.00%	0.00%

The Company files income tax returns in the U.S. All of the Company’s tax returns for years with unexpired net operating loss carryforwards may be subject to examination in the event that the Company utilizes the net operating losses from those years in its future tax returns.

Note 14.          Other Related Party Transactions

In April 2007, the Company entered into a License Agreement (the License Agreement) with DermaVentures, LLC in which the Company owned a 25% membership interest pursuant to the Operating Agreement of DermaVentures, LLC dated as of January 31, 2007 (the Operating Agreement). Pursuant to the License Agreement, the Company granted to DermaVentures a non-exclusive license to formulate certain of the Company’s proprietary peptides into cosmetics and over-the-counter products to be sold in North and Central America and DermaVentures agreed to pay the Company royalties on its sales of peptide-containing products.

At the same time, the Company entered into a Management Services Agreement (the Services Agreement) with DermaVentures and RMS, a member and the sole manager of DermaVentures. Pursuant to the Services Agreement, the Company agreed to provide certain management services to DermaVentures in exchange for a fee of $400,000 payable as a cash distribution to the Company after $1.2 million in cash had been distributed to RMS.

The Company’s membership interest in DermaVentures was accounted for using the equity method because the Company was not the primary beneficiary. The Company contributed no capital to DermaVentures. There were no earnings recognized by the Company related to its membership interest in DermaVentures because DermaVentures incurred a net loss and the Company was not required to fund DermaVentures’ losses. The carrying value of the Company’s membership interest in DermaVentures was zero at inception and at September 18, 2009 and December 31, 2008. The Company’s exposure to loss as a result of its involvement with DermaVentures was limited to the cost of the services the Company was required to provide under the Services Agreement.

In September 2009, the Company entered into an amendment to the Operating Agreement, License Agreement and Services Agreement pursuant to which the Company agreed to, among other things, mutually terminate the Services Agreement effective as of September 21, 2009, after which the Company had no further management responsibilities or obligations related to DermaVentures or its business.

For the year ended December 31, 2009, the Company received approximately $20,000 of administrative services revenue from DermaVentures for marketing services associated with DermaVentures’ product line and other out-of-pocket expenses the Company incurred on DermaVentures’ behalf. Administrative services revenue was invoiced to DermaVentures at or near cost and therefore has no material effect on the Company’s net loss.

Note 15.          Commitments and Contingencies

Leases

In July 2009, the Company renewed the operating lease for its office and laboratory space in Bothell, Washington. The renewed lease, which has a term of five years and seven months beginning on December 1, 2009, provides for seven months of free rent at a monthly base rent equal to $6,210 and includes scheduled rent increases over the lease term. The Company accounts for free rent periods and scheduled rent increases on a straight-line basis over the term of the lease. Rent expense including operating costs for the years ended December 31, 2011, 2010 and 2009 was $102,237, $101,395 and $108,729, respectively. The future minimum payment under the existing lease from January 2012 through June 2015 is approximately $288,000.

46

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 16.          License Agreements

The Company entered into a License Agreement with the University of British Columbia (UBC) commencing October 1, 2001, whereby UBC granted the Company an exclusive, worldwide license to use and sublicense certain defined “Technology” and any improvements within a specified field of use and including the right to manufacture, distribute and sell products utilizing the Technology. The agreement terminates on October 1, 2021 or upon the expiration of the last patent applied for and obtained pursuant to certain provisions of the agreement, unless terminated earlier as provided in the agreement. According to its terms, the agreement terminates automatically if a bankruptcy proceeding is brought by or against the Company, and terminates at UBC’s option upon certain events, including the Company’s insolvency or cessation of business, a delinquency of more than 60 days in payments due from the Company under the agreement, and the Company’s breach of certain provisions relating to insurance requirements, use by the Company of UBC trademarks, and marketing obligations. In addition, either party may terminate the agreement on notice after the opportunity to cure if the other party defaults under the agreement. The Technology licensed under the agreement consists primarily of three U.S. patents for antimicrobial peptides (as set forth in the table under “Intellectual Property Rights” below) and related methods of use. The license may be sublicensed to the Company’s affiliates. Pursuant to the terms of the agreement, the Company issued to UBC or its assigns 97,500 shares of the Company’s common stock and options to purchase up to 152,500 shares of the Company’s common stock at $1.50 per share. The options were fully vested upon grant and have all expired as of October 1, 2011. Additionally, the Company agreed to pay UBC a royalty of 3.5% of revenue generated from the Technology and any improvements related thereto. The Company is also required to pay UBC minimum annual royalties and to reimburse UBC for all further costs incurred with respect to the licensed patents, including maintenance fees. The Company paid UBC $67,450, $47,870 and $44,574 in 2011, 2010 and 2009, respectively, for minimum royalties and reimbursements for patent-related expenses.

On August 16, 2007, the Company entered into a License Agreement with Goldschmidt GmbH, a wholly owned subsidiary of Evonik GmbH, which has subsequently been amended. Pursuant to the agreement, the Company granted to Evonik an exclusive license under certain of the Company’s patent applications and related rights and technology to, among other things, make and sell formulations for use as ingredients in final products in the cosmetic and non-prescription-drug fields of use. The term of the agreement extends until the expiration of the last-to-expire patent issued under the licensed patent rights, subject to certain termination rights of each party. Either party may terminate the agreement if the other party materially breaches a material provision of the agreement and fails to cure the breach within the specified notice period. In addition, either party may terminate the agreement if, for any consecutive three-year period after 2010, earned running royalties fall short of certain agreed minimum amounts. In consideration for the license, Evonik agreed to make specified upfront payments (subject to certain conditions) and to pay license fees quarterly on its sales of formulations under the agreement.

On September 12, 2007, the Company entered into a First Amended and Restated License Agreement with Grant Industries, Inc., which amended and restated the Non-Exclusive License Agreement between the parties dated December 12, 2006, and which has subsequently been amended. As amended to date, the term of the license agreement will expire on December 31, 2014 subject to certain termination rights of each party. Either party may terminate the agreement if the other party ceases its business or upon certain events relating to bankruptcy, or if the other materially breaches a provision of the agreement and fails to cure the breach within the specified notice period. The Company may terminate the license or remove a peptide from the scope of the license if Grant Industries fails to meet certain minimum royalty obligations. The license permits Grant Industries to formulate certain of the Company proprietary peptides into premix products and to market and sell those premix products for use in final products in the cosmetic and over-the-counter personal care market, subject to payment of royalties on its sales of premix and certain minimum royalty obligations. The license grants exclusive rights with respect to six of the Company’s peptides.

Note 17.    Condensed Quarterly Financial Data (unaudited)

	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Net revenue	$357,628	$693,103	$394,707	$445,900	$69,718	$330,398	$93,680	$357,887
Gross profit	236,801	340,410	266,912	313,908	45,229	205,653	64,643	275,664
Operating expenses	963,446	881,997	858,003	858,908	804,344	930,518	956,674	855,809
Loss from operations	(726,645)	(541,587)	(591,091)	(545,000)	(759,115)	(724,865)	(892,031)	(580,145)
Other expense, net	16,911	(83,288)	(14,526)	(3,350)	(167,934)	(217,622)	(227,158)	(4,141,932)

Net loss	$(709,734)	$(624,875)	$(605,617)	$(548,350)	$(927,049)	$(942,487)	$(1,119,189)	$(4,722,077)

Basic and diluted net loss per share	$(0.01)	$(0.01)	$(0.01)	$(0.01)	$(0.04)	$(0.04)	$(0.04)	$(0.15)

Weighted average shares outstanding	49,720,255	49,720,255	49,720,255	49,720,255	25,653,512	25,653,512	25,653,512	31,488,144

47

HELIX BIOMEDIX, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 18.    Subsequent Events

NuGlow Operating Agreement

On March 6, 2012, the Company entered into a Second Amendment to the Amended and Restated Operating Agreement of NuGlow Cosmaceuticals, LLC (NuGlow), pursuant to which the Company consented to certain monthly payments by NuGlow in consideration for which the Company’s option to purchase the remaining interest of NuGlow was extended from July 1, 2015 to July 1, 2017.

Letter of Credit

On March 9, 2012, the Company entered into an LOC Agreement with Frank T. Nickell, who beneficially owns approximately 40% of the Company’s outstanding common stock, pursuant to which Mr. Nickell established an irrevocable standby letter of credit by JPMorgan Chase Bank, N.A. (JPMorgan) in favor of the Company in the principal amount of $2.0 million (LOC). The LOC expires on July 1, 2013 but automatically renews until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time the Company may draw up to the balance remaining on the LOC. Amounts outstanding under the LOC accrue interest at the rate of 0.75% per annum and are due and payable on or before July 1, 2014.

Pursuant to the LOC Agreement, the Company agreed to use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which it would sell and issue shares of its common stock at a price per share of at least $0.60 for aggregate proceeds of at least $3.0 million, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid.  In addition, the Company issued to Mr. Nickell a five-year fully vested warrant to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share and agreed to reimburse Mr. Nickell for his reasonable expenses in connection with the LOC, including, without limitation, any interest accrued and payable by Mr. Nickell in connection with the LOC.

48

ITEM 9.          CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 9A.       CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

We maintain disclosure controls and procedures that are designed to ensure that the information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Acting Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

We carried out an evaluation, under the supervision and with the participation of our senior management, including our Chief Executive Officer and Acting Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this report. Based upon that evaluation, our Chief Executive Officer and Acting Chief Financial Officer concluded that our disclosure controls and procedures are effective in timely alerting them to material information required to be included in our periodic SEC filings.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining effective internal control over financial reporting. Internal control over financial reporting, as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act, is a process designed by, or under the supervision of, our Chief Executive Officer and Acting Chief Financial Officer, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our management, with the participation of our Chief Executive Officer and Acting Chief Financial Officer, has established and maintained policies and procedures designed to maintain the effectiveness of our internal control over financial reporting, and include those policies and procedures that:

1) Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

2) Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and

3) Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Management has evaluated the effectiveness of our internal control over financial reporting as of December 31, 2011 based on the control criteria established in a report entitled Internal Control — Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on its assessment and those criteria, our management has concluded that our internal control over financial reporting is effective as of December 31, 2011.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect all errors or misstatements and all fraud. Therefore, even those systems determined to be effective can provide only reasonable, not absolute, assurance that the objectives of the policies and procedures are met. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Changes in Internal Control over Financial Reporting

There has been no change in our internal control over financial reporting during the fourth quarter of 2011 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B.       OTHER INFORMATION

None.

49

PART III

ITEM 10.        DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Certain information required by this item is incorporated by reference to the section captioned “Proposal No. 1 — Election of Directors” of the Proxy Statement for our 2012 Annual Meeting of Stockholders.

The remaining information required by this item is set forth in Part I of this Annual Report under Item 1, “Business — Executive Officers.”

ITEM 11.        EXECUTIVE COMPENSATION

The information required by this item is incorporated by reference to the sections captioned “Compensation of Executive Officers” and “Proposal No. 1 — Election of Directors” of the Proxy Statement for our 2012 Annual Meeting of Stockholders.

ITEM 12.       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Certain information required by this item is incorporated by reference to the section captioned “Security Ownership of Certain Beneficial Owners and Management” of the Proxy Statement for our 2012 Annual Meeting of Stockholders.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table summarizes our equity compensation plans, including individual compensation arrangements, under which equity securities are authorized for issuance as of December 31, 2011:

Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,264,207	$0.65	11,593,000
Equity compensation plans not approved by security holders(1)	1,226,269	$1.00	—
Total	4,490,476	$0.75	11,593,000

(1)	Consists of warrants to purchase common stock issued to certain employees and consultants in connection with services rendered and to certain shareholders in connection with financing activities.

ITEM 13.        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required by this Item is incorporated by reference to the information contained in the sections captioned “Certain Relationships and Related Transactions” and “Proposal No. 1 — Election of Directors” of the Proxy Statement for our 2012 Annual Meeting of Stockholders.

ITEM 14.        PRINCIPAL ACCOUNTING FEES AND SERVICES

The information required by this item is incorporated by reference to the section captioned “Proposal No. 2 — Ratify Appointment of Independent Registered Public Accounting Firm” of the Proxy Statement for our 2012 Annual Meeting of Stockholders.

50

ITEM 15.        EXHIBITS,  FINANCIAL STATEMENT SCHEDULES

(a).
Financial Statements and Schedules. The financial statements are set forth under Item 8 of this Annual Report on Form 10-K, as indexed thereunder. Financial statement schedules have been omitted since they are not required, not applicable, or the information is otherwise included.

(b).	Exhibits.

			Incorporated by Reference
Exhibit Number	Exhibit Description	Filed Herewith	Form	Period Ending	Exhibit	Filing Date
2.1	Proposal for Approval of Reincorporation of Helix BioMedix, Inc., a Colorado corporation, from Colorado to Delaware		10-KSB	12/31/00	2	4/16/01
3.1	Certificate of Ownership and Merger of Helix BioMedix, Inc. a Delaware corporation and Helix BioMedix, Inc., a Louisiana corporation		10-KSB/A	12/31/02	3.1	4/30/03
3.2	Certificate of Incorporation of Helix BioMedix, Inc.		10-KSB/A	12/31/00	3-A	5/18/01
3.3	Certificate of Amendment to the Certificate of Incorporation of Helix BioMedix, Inc.		10-KSB/A	12/31/02	3.3	4/30/03
3.4	Bylaws of Helix BioMedix, Inc.		10-KSB/A	12/31/00	3-B	5/18/01
4.1	Rights Agreement dated August 21, 2003		10-KSB	12/31/03	10.27	3/26/04
4.2	Acceptance and Acknowledgement of Appointment dated January 4, 2004		10-KSB	12/31/03	10.28	3/26/04
10.1†	Helix BioMedix, Inc. Amended and Restated 2000 Stock Option Plan		10-KSB/A	12/31/02	10.5	4/30/03
10.1(a)†	Form of Helix BioMedix, Inc. Stock Option Agreement for Purchase of Stock (2000 Stock Option Plan)		10-KSB/A	12/31/02	Annex A to 10.5	4/30/03
10.1(b)†	Helix BioMedix, Inc. 2011 Stock Option Plan		10-K	12/31/10	10.1(b)	3/24/11
10.1(c)†	Form of Helix BioMedix, Inc. Incentive Stock Option Agreement (2011 Stock Option Plan)		10-K	12/31/10	10.1(c)	3/24/11
10.1(d)†	Form of Helix BioMedix, Inc. Nonqualified Stock Option Agreement (2011 Stock Option Plan)		10-K	12/31/10	10.1(d)	3/24/11
10.2†	Employment Agreement dated September 24, 2003, effective July 1, 2003, between the Company and R. Stephen Beatty		10-KSB	12/31/03	10.9	3/26/04
10.2(a)†	Amendment to Employment Agreement dated December 10, 2003 between the Company and R. Stephen Beatty		10-KSB	12/31/03	10.13	3/26/04
10.2(b)†	Second Amendment to Employment Agreement dated effective as of June 30, 2006 between the Company and R. Stephen Beatty		10-QSB	9/30/06	10.9(a)	11/9/06
10.2(c)†	Third Amendment to Employment Agreement dated effective as of June 15, 2007 between the Company and R. Stephen Beatty		10-QSB	9/30/07	10.9(b)	11/8/07
10.3†	Employment Letter Agreement dated October 8, 2007 between the Company and Robin L. Carmichael		10-QSB	9/30/07	10.28	11/8/07
10.3(a)†	First Amendment to Employment Letter Agreement dated effective as of November 15, 2007 between the Company and Robin L. Carmichael		10-K	12/31/07	10.5(a)	3/21/08
10.3(b)†	Second Amendment to Employment Letter Agreement dated effective as of June 30, 2008 between the Company and Robin L. Carmichael		10-Q	6/30/08	10.5(b)	7/30/08
10.4	Lease between the Company and Teachers Insurance & Annuity Association of America, Inc. dated August 14, 2001		10-KSB	12/31/01	10.11	4/1/02
10.4(a)	First Amendment to Lease between the Company and Teachers Insurance and Annuity Association of America, Inc. dated December 6, 2005		10-KSB	12/31/05	10.17(a)	3/27/06
10.4(b)	Second Amendment to Lease between the Company and Teachers Insurance and Annuity Association of America, Inc. dated October 4, 2006		10-KSB	12/31/06	10.17(b)	3/26/07

51

Incorporated by Reference
Exhibit Number	Exhibit Description	Filed Herewith	Form	Period Ending	Exhibit	Filing Date
10.4(c)	Third Amendment to Lease entered into on July 29, 2009 between the Company and Teachers Insurance and Annuity Association of America, Inc.		10-Q	9/30/09	10.10(c)	11/5/09
10.5	University of British Columbia License Agreement dated October 1, 2001		10-KSB	12/31/01	10.5	4/1/02
10.6*	License Agreement dated August 16, 2007 between the Company and Goldschmidt GmbH		10-QSB	9/30/07	10.27	11/8/07
10.6(a)	First Amendment to License Agreement dated as of December 10, 2010 between the Company and Goldschmidt GmbH		10-K	12/31/10	10.11(a)	3/24/11
10.6(b)*	Second Amendment to License Agreement dated as of January 27, 2011 between the Company and Goldschmidt GmbH		10-Q	3/31/11	10.11(b)	5/5/11
10.7*	License Agreement dated August 27, 2008 between the Company and Rodan & Fields, LLC		10-Q	9/30/08	10.18	11/5/08
10.7(a)	First Amendment to License Agreement dated February 25, 2009 between the Company and Rodan & Fields, LLC		10-Q	3/31/09	10.18(a)	5/7/09
10.7(b)	Second Amendment to License Agreement dated as of August 25, 2011 between the Company and Rodan & Fields, LLC		10-Q	9/30/11	10.12(b)	11/3/11
10.8*	Manufacturing and Supply Agreement dated as of January 9, 2008 between the Company and Peptisyntha, Inc.		10-Q	3/31/08	10.16	5/15/08
10.9*	International Distribution Agreement dated as of March 3, 2010 between the Company and RubyDerm Bio Inc.		10-Q	3/31/10	10.17	5/6/10
10.9(a)*	International Distribution Agreement dated as of December 16, 2010 between the Company and Dermopia Inc.		10-K	12/31/10	10.17(a)	3/24/11
10.10	Membership Interest Agreement dated as of July 1, 2010 among the Company, Camden Street Partners, LLC, NuGlow Cosmaceuticals, LLC and Steven Sheiner		10-Q	6/30/10	10.18	8/5/10
10.11*	Amended and Restated Operating Agreement of NuGlow Cosmaceuticals, LLC dated as of July 1, 2010 among the Company, Camden Street Partners, LLC and NuGlow Cosmaceuticals, LLC		10-Q	6/30/10	10.19	8/5/10
10.11(a)
First Amendment dated September 1, 2011 to Amended and Restated Operating Agreement of NuGlow Cosmaceuticals, LLC and Supply Agreement among the Company, NuGlow Cosmaceuticals, LLC and Camden Street Partners, LLC
			10-Q	9/30/11	10.19(a)	11/3/11
10.12*	Supply Agreement dated as of July 1, 2010 between the Company and NuGlow Cosmaceuticals, LLC		10-Q	6/30/10	10.20	8/5/10
23.1	Consent of KPMG LLP	X
31.1	Certification of the Company’s Chief Executive Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934	X
31.2	Certification of the Company’s Chief Financial Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934	X
32.1	Certification of the Company’s Chief Executive Officer pursuant to 18 U.S.C. Section 1350	X
32.2	Certification of the Company’s Chief Financial Officer pursuant to 18 U.S.C. Section 1350	X
101.INS	XBRL Instance Document	X
101.SCH	XBRL Taxonomy Extension Schema Document	X
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document	X
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document	X
101.LAB	XBRL Taxonomy Extension Label Linkbase Document	X
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document	X

†	Indicates a management contract or compensatory plan or arrangement.
*
Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly-filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

52

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIX BIOMEDIX, INC. (Registrant)

Date: March 27, 2012	By:	/s/ R. Stephen Beatty
R. Stephen Beatty President, Chief Executive Officer and Acting Chief Financial Officer (principal executive officer, principal financial officer and principal accounting officer)

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints R. Stephen Beatty his or her true and lawful attorney-in-fact and agent, with full power to act, and with full power of substitution and resubstitution, to execute in his or her name and on his or her behalf, individually and in each capacity stated below, any and all amendments and supplements to this Annual Report, and any and all other instruments necessary or incidental in connection herewith, and to file the same with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. STEPHEN BEATTY	President, Chief Executive Officer,	March 27, 2012
R. Stephen Beatty	Acting Chief Financial Officer and Director

/s/ RANDALL L-W. CAUDILL, PH.D.	Director	March 27, 2012
Randall L-W. Caudill, Ph.D.

/s/ JOHN F. CLIFFORD	Director	March 27, 2012
John F. Clifford

/s/ RICHARD M. COHEN	Director	March 27, 2012
Richard M. Cohen

/s/ LAWRENCE BLAKE JONES	Director	March 27, 2012
Lawrence Blake Jones

/s/ JEFFREY A. MILLER, PH.D.	Director	March 27, 2012
Jeffrey A. Miller, Ph.D.

/s/ BARRY L. SEIDMAN	Director	March 27, 2012
Barry L. Seidman

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to Section 12 of the Act

No annual report, proxy statement, form of proxy or other proxy soliciting material covering the registrant’s last fiscal year has been sent to security holders of the registrant. The registrant’s annual report and proxy soliciting material will be furnished to security holders in connection with the registrant’s 2012 annual meeting of stockholders, and such material will be furnished to the Securities and Exchange Commission when it is sent to security holders.

53

Annex E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2012

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                  to

Commission file number: 33-20897-D

HELIX BIOMEDIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	91-2099117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

22121 17th Avenue SE, Suite 112, Bothell, Washington 98021
(Address of principal executive offices, including zip code)

(425) 402-8400
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 229.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒     No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes  ☐    No  ☒

As of October 31, 2012, 49,720,255 shares of the registrant’s common stock were issued and outstanding.

HELIX BIOMEDIX, INC.
FORM 10-Q

PART I - FINANCIAL INFORMATION

ITEM 1.	Financial Statements.

HELIX BIOMEDIX, INC.
CONDENSED BALANCE SHEETS
(Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$216,534	$1,688,945
Accounts receivable, net	284,809	239,773
Accounts receivable, affiliated company, net	112,691	200,935
Inventory	330,989	363,869
Deferred debt issuance costs, current	201,040	—
Prepaid expenses and other assets	64,009	64,583
Total current assets	1,210,072	2,558,105
Property and equipment, net	19,602	26,098
Intangible assets, net	95,470	146,297
Deferred debt issuance costs, non-current	150,917	—
Other long term assets	8,522	20,884
Investment in affiliated company	217,339	223,255
Total assets	$1,701,922	$2,974,639

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$321,565	$125,324
Accrued compensation and benefits	64,933	87,859
Accrued expenses	63,603	55,463
Deferred revenue	7,060	—
Deferred gross profit, affiliated company	62,509	134,842
Deferred rent, current	—	7,155
Total current liabilities	519,670	410,643
Deferred rent, non-current	32,258	28,660
Total liabilities	551,928	439,303
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 25,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized; 49,720,255 shares outstanding at September 30, 2012 and December 31, 2011	49,721	49,721
Additional paid-in capital	49,192,432	48,542,453
Accumulated deficit	(48,092,159)	(46,056,838)
Total stockholders’ equity	1,149,994	2,535,336
Total liabilities and stockholders’ equity	$1,701,922	$2,974,639

The accompanying notes are an integral part of the financial statements.

1

HELIX BIOMEDIX, INC.
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenue:
Licensing fees	$240,550	$176,922	$729,095	$513,322
Peptide and consumer product sales	176,669	100,884	605,190	576,165
Consumer product sales to affiliated company	51,852	116,901	285,730	355,951
Total revenue	469,071	394,707	1,620,015	1,445,438
Cost of revenue:
Cost of peptide and consumer product sales	113,407	70,834	380,543	409,829
Cost of consumer product sales to affiliated company	21,832	56,961	128,684	191,486
Total cost of revenue	135,239	127,795	509,227	601,315
Gross profit	333,832	266,912	1,110,788	844,123
Operating expenses:
Research and development	133,009	109,221	308,036	425,131
Marketing and business development	302,040	225,732	874,791	674,187
General and administrative	418,868	327,162	1,132,679	1,043,843
Accounting, legal and professional fees	205,192	168,043	605,615	477,676
Depreciation and amortization	22,896	27,845	68,054	82,609
Total operating expenses	1,082,005	858,003	2,989,175	2,703,446
Loss from operations	(748,173)	(591,091)	(1,878,387)	(1,859,323)
Other income (expense):
Interest income	133	704	1,257	2,836
Amortization of debt issuance costs	(50,673)	—	(112,913)	—
Equity in income (loss) of affiliated company	14,674	(23,373)	(32,916)	(74,446)
Change in fair value of option to purchase interest in affiliated company	(1,145)	8,143	(12,362)	(9,293)
Total other income (expense), net	(37,011)	(14,526)	(156,934)	(80,903)
Net loss and comprehensive loss	$(785,184)	$(605,617)	$(2,035,321)	$(1,940,226)
Basic and diluted net loss per share	$(0.02)	$(0.01)	$(0.04)	$(0.04)
Weighted average shares outstanding	49,720,255	49,720,255	49,720,255	49,720,255

The accompanying notes are an integral part of the financial statements.

2

HELIX BIOMEDIX, INC.
CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY
For the Year Ended December 31, 2011 and for the Nine Months Ended September 30, 2012
(Unaudited)

	Common Stock
	Number of Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Stockholders’ Equity
Balance at December 31, 2010	49,720,255	$49,721	$48,392,985	$(43,568,262)	$4,874,444
Stock-based compensation	—	—	149,468	—	149,468
Net loss	—	—	—	(2,488,576)	(2,488,576)
Balance at December 31, 2011	49,720,255	49,721	48,542,453	(46,056,838)	2,535,336
Stock-based compensation	—	—	185,109	—	185,109
Fair value of warrants issued in connection with letter of credit	—	—	464,870	—	464,870
Net loss	—	—	—	(2,035,321)	(2,035,321)
Balance at September 30, 2012	49,720,255	$49,721	$49,192,432	$(48,092,159)	$1,149,994

The accompanying notes are an integral part of the financial statements.

3

HELIX BIOMEDIX, INC.
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities
Net loss	$(2,035,321)	$(1,940,226)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	68,054	82,609
Stock-based compensation expense	185,109	132,964
Amortization of debt issuance costs	112,913	—
Equity in loss of affiliated company	32,916	74,446
Change in fair value of option to purchase interest in affiliated company	12,362	9,293
Changes in assets and liabilities:
Accounts receivable, net	(45,036)	(19,097)
Accounts receivable, affiliated company, net	88,244	(204,010)
Inventory	32,880	(77,695)
Prepaid expenses and other current assets	574	18,746
Accounts payable	196,241	(54,547)
Accrued compensation and benefits	(22,926)	5,814
Other accrued expenses	4,583	(61,118)
Deferred revenue	7,060	—
Deferred gross profit, affiliated company	(72,333)	121,098
Net cash used in operating activities	(1,434,680)	(1,911,723)

Cash flows from investing activities
Purchases of property and equipment	(10,731)	(2,669)
Website development	—	(20,655)
Investment in affiliated company	(27,000)	(42,000)
Net cash used in investing activities	(37,731)	(65,324)
Net decrease in cash and cash equivalents	(1,472,411)	(1,977,047)
Cash and cash equivalents at beginning of period	1,688,945	4,044,309
Cash and cash equivalents at end of period	$216,534	$2,067,262

The accompanying notes are an integral part of the financial statements.

4

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

Note 1.  Summary of Significant Accounting Policies

Basis of Presentation and Preparation

The accompanying unaudited condensed financial statements of Helix BioMedix, Inc. (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in annual financial statements have been condensed or omitted for interim financial information in accordance with the SEC rules and regulations for quarterly reporting. These condensed financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2011, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2012.

Use of Estimates

The preparation of the Company’s financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and the reported amounts of revenue and expenses during the reporting periods. In the opinion of management, the accompanying unaudited condensed financial statements include all normal recurring accruals and adjustments necessary for a fair presentation of the Company’s financial position, results of operations and cash flows for the periods indicated and to ensure that the financial statements are not misleading. Significant items subject to such estimates and assumptions include, but are not limited to, revenue recognition, impairments of long-lived assets, and valuation of receivable allowances, inventories, deferred income tax assets, stock-based compensation and option to purchase interest in affiliated company. Actual results could differ from those estimates.

The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the results of operations that may be achieved for the entire year ending December 31, 2012.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 (ASU 2011-04), Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs to provide a uniform framework for fair value measurements and related disclosures between U.S. GAAP and International Financial Reporting Standards (“IFRS”). Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 requires prospective application for interim and annual periods beginning on or after December 15, 2011. Adoption of ASU 2011-04 did not have a material impact on the Company’s financial position and results of operations.

In June 2011, the FASB issued ASU No. 2011-05 (ASU 2011-05), Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 amends existing guidance by allowing an entity the option to present the components of net income and other comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. ASU No. 2011-05 requires retrospective application and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. As the adoption of this guidance concerns disclosures only, it did not have a material impact on the Company’s financial position or results of operations.

5

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS – (Continued)
(Unaudited)

Note 2.  Financing Activities

On March 9, 2012, the Company entered into an LOC Agreement (the LOC Agreement) with Frank T. Nickell, who beneficially owned approximately 40% of the Company’s outstanding common stock as of March 26, 2012, pursuant to which Mr. Nickell established an irrevocable standby letter of credit (LOC) by JPMorgan Chase Bank, N.A. (JPMorgan) in the amount of $2.0 million on the Company’s behalf and deposited $2.0 million with JPMorgan as collateral. Bank administrative fees for the LOC are expected to be 0.75% per year and borrowings under this LOC, if not immediately repaid by the collateral, will accrue interest at a rate of 4% per year. The LOC will expire on July 1, 2013 but will automatically renew until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time the Company may draw up to the balance remaining on the LOC. Pursuant to the LOC Agreement, the Company agreed to use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which it would sell and issue shares of its common stock at a price per share of at least $0.60 for aggregate proceeds of at least $3.0 million, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid.

In connection with the LOC Agreement, the Company issued to Mr. Nickell a five-year fully vested warrant to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.25 per share and agreed to reimburse Mr. Nickell for his reasonable expenses in connection with the LOC, including any interest and bank fees. As of September 30, 2012, reimbursements to Mr. Nickell had not been significant.

As the warrant was issued to obtain a letter of credit rather than in connection with a debt issuance, the Company measured this warrant at fair value on the inception date and accounted for it as equity in accordance with Accounting Standard Codification (ASC) 505-50-25, Equity-Based Payments to Non-Employees. The issuance of this warrant was equivalent to the payment of a loan commitment or access fee, and, therefore, the offset was recorded as deferred debt issuance costs to be amortized on a straight-line basis over the term of the LOC.

The Company estimated the fair value of this warrant to be $464,870 on March 9, 2012, based on the Black-Scholes option pricing model using an exercise period of 5 years, risk-free rate of 0.90%, volatility of 161%, and a trading price of the underlying shares of $0.25. For the three and nine months ended September 30, 2012, the Company recorded a total of $50,673 and $112,913, respectively, of amortization expense related to the establishment of the LOC.

As of September 30, 2012, the Company had no borrowings outstanding under the LOC. On October 12, 2012, the Company drew $750,000 against the LOC for working capital purposes.

Note 3.  Fair Value of Financial Instruments

The inputs used to measure fair value are summarized in the three broad levels listed below:

•	Level 1 — Quoted prices in active markets for identical securities;
•	Level 2 — Other significant observable inputs (including quoted prices in active markets for similar securities); and
•	Level 3 — Significant unobservable inputs (including the Company’s own assumptions in determining fair value of investments).

The following table sets forth by level, within the fair value hierarchy, financial assets and liabilities accounted for at fair value as of September 30, 2012. As required by ASC 820-10, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

6

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS – (Continued)
(Unaudited)

	September 30, 2012	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market funds	$35,358	$35,358	$—	$—
Option to purchase interest in affiliated company	$—	$—	$—	$—

Option to Purchase Interest in Affiliated Company. The Company estimated the fair value of the option to purchase an interest in an affiliated company to be zero and $12,362 at September 30, 2012 and December 31, 2011, respectively, using the multiple of earnings method based on a number of factors and assumptions regarding the affiliated company’s potential future revenue and projected earnings before interest, tax, depreciation and amortization (EBITDA). The Company recorded decreases in fair value of $1,145 and $12,362 in the accompanying condensed statements of operations for the three and nine months ended September 30, 2012, respectively.

Financial Instruments.  The carrying amount of the Company’s cash, accounts receivable, accounts payable, accrued compensation and benefits, and accrued expenses approximated their estimated fair values at September 30, 2012 and December 31, 2011 because of the short-term nature of these instruments.

Note 4. Inventory

Inventory consisted of the following as of September 30, 2012 and December 31, 2011:

	September 30, 2012	December 31, 2011
Work in process	$132,085	$156,425
Finished goods	198,904	207,444
	$330,989	$363,869

Note 5.  Property and Equipment

Property and equipment consisted of the following as of September 30, 2012 and December 31, 2011:

	September 30, 2012	December 31, 2011
Machinery and equipment	$520,716	$520,950
Website development costs	63,175	63,175
Furniture and fixtures	51,630	50,441
Leasehold improvements	5,519	43,993
	641,040	678,559
Less accumulated depreciation	(621,438)	(652,461)
Property and equipment, net	$19,602	$26,098

Aggregate depreciation expense for property and equipment during the three months ended September 30, 2012 and 2011 was $5,954 and $10,902, respectively, and was $17,227 and $31,781 during the nine months ended September 30, 2012 and 2011, respectively. The Company relocated to a new location in July 2012 and, as part of the move, disposed of certain fixed assets and wrote off all leasehold improvements at its former facilities, totaling approximately $48,000, which were fully depreciated. There was no gain or loss associated with these disposals and writeoffs.

Note 6.  Intangible Assets

Identifiable intangible assets consisted of the following as of September 30, 2012 and December 31, 2011:

	September 30, 2012	December 31, 2011
Antimicrobial technology	$222,187	$222,187
Licensing agreements	61,391	61,391
Patents, pending and approved	834,301	834,301
Total intangible assets	1,117,879	1,117,879
Less accumulated amortization	(1,022,409)	(971,582)
Intangible assets, net	$95,470	$146,297

7

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS – (Continued)
(Unaudited)

Amortization expense for intangible assets was $16,942 and $16,943 during the three months ended September 30, 2012 and 2011, respectively, and was $50,827 and $50,828 during the nine months ended September 30, 2012 and 2011, respectively.

Note 7.  Investment in Affiliated Company

In July 2010, the Company obtained a 30% membership interest in NuGlow Cosmaceuticals, LLC (NuGlow), a direct-response company selling specialty skin care products, in exchange for an initial capital contribution of $350,000. Subsequently in September 2011, in connection with NuGlow’s additional capital raise, the Company contributed an additional $42,000 to maintain its 30% interest in NuGlow. In March 2012, the Company’s option to purchase the remaining interest of NuGlow (the Purchase Option) was extended from July 1, 2015 to July 1, 2017. In April 2012, in connection with NuGlow’s additional capital raise, the Company contributed an additional $27,000 to maintain its 30% interest in NuGlow.

The Company’s cumulative investment in NuGlow is accounted for as an equity investment and is adjusted at each reporting period to reflect the Company’s share of NuGlow’s net earnings, losses, contributions and any profit distributions. The Company accounts for the Purchase Option at fair value on the balance sheet with changes in value recognized in the statement of operations over the life of the Purchase Option. Additionally, at each reporting period, the Company assesses its investment in NuGlow to determine whether any events or changes in circumstances have occurred to indicate impairment of this asset. The primary factors the Company considers in its determination are NuGlow’s financial condition and operating performance. The Company would recognize an impairment loss if there was a decline in value that was deemed other than temporary.

At December 31, 2011, the carrying value of the Company’s investment in NuGlow was $223,255. For the three and nine months ended September 30, 2012, the Company recorded its share of NuGlow’s income of $14,674 and its share of NuGlow’s loss of $32,916, respectively. The equity loss for the first nine months of 2012, together with the additional investment made in April 2012, reduced the value of the Company’s investment in NuGlow to $217,339 as of September 30, 2012.

NuGlow’s condensed balance sheets at September 30, 2012 and December 31, 2011 and statements of operations for the three and nine months ended September 30, 2012 and 2011 are as follows:
NuGlow’s Condensed Balance Sheets (Unaudited)	September 30, 2012	December 31, 2011

Assets
Cash	$4,891	$200
Accounts receivable, net	33,807	18,276
Inventory	162,157	275,838
Prepaid expenses and other current assets	8,169	9,513
Total assets	$209,024	$303,827

Liabilities and members’ equity
Accounts payable and current liabilities	$205,785	$280,867
Members’ equity and accumulated deficit	3,239	22,960
Total liabilities and members’ equity	$209,024	$303,827

	Three Months Ended September 30,		Nine Months Ended September 30,
NuGlow’s Condensed Statements of Operations (Unaudited)	2012	2011	2012	2011
Revenue	$184,976	$264,139	$670,088	$756,023
Cost of goods sold	(80,807)	(118,660)	(308,957)	(317,024)
Operating expenses	(55,255)	(223,388)	(470,852)	(687,150)
Net profit (loss)	$48,914	$(77,909)	$(109,721)	$(248,151)

Note 8.  Other Assets

Other assets consisted of the following as of September 30, 2012 and December 31, 2011:

	September 30, 2012	December 31, 2011
Deposits	$8,522	$8,522
Option to purchase interest in affiliated company	—	12,362
Other assets	$8,522	$20,884

8

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS – (Continued)
(Unaudited)

Note 9. Deferred Gross Profit, Affiliated Company

Deferred gross profit from an affiliated company consisted of the following as of September 30, 2012 and December 31, 2011:

	September 30, 2012	December 31, 2011
Deferred revenue, affiliated company	$122,960	$254,826
Deferred cost of revenue, affiliated company	60,451	119,984
Deferred gross profit, affiliated company	$62,509	$134,842

Note 10.  Stock-Based Compensation

2011 Stock Option Plan

On February 10, 2011, the Company’s board of directors adopted, and on May 25, 2011, the Company’s stockholders approved, the Helix BioMedix, Inc. 2011 Stock Option Plan (the 2011 Plan). The 2011 Plan provides for the grant of incentive stock options to employees and non-statutory stock options to employees, directors and consultants. The 2011 Plan is administered by the board of directors, which has the authority to select the individuals to whom awards are to be granted, the number of awards granted, and the vesting schedule. A total of 12,000,000 shares of common stock are reserved for issuance under the 2011 Plan. Options granted under the 2011 Plan to employees generally vest over a three-year period with 1/3 of the shares vesting after one year from the date of grant and 1/36 of the shares vesting monthly thereafter. Option awards to non-employee directors may vest fully upon grant or quarterly over one year. All option awards have a maximum term of ten years and exercise prices equal to the closing market price of the Company’s common stock on the grant date.

2000 Stock Option Plan

In 2000, the Company’s stockholders approved the Helix BioMedix 2000 Stock Option Plan (the 2000 Plan). The 2000 Plan provided for the granting of incentive stock options and nonqualified stock options to employees, directors and consultants. Options granted under the 2000 Plan generally became exercisable over periods ranging from one to three years, have a maximum term of ten years and exercise prices equal to the closing market price of the Company’s common stock on the grant date. Effective November 6, 2010, additional option awards under the 2000 Plan were discontinued. The 2000 Plan will remain in effect as to outstanding options granted prior to November 6, 2010.

Stock Option Activities

During the three months ended September 30, 2012, the Company did not grant any options. During the three months ended September 30, 2011, the Company granted options under the 2011 Plan to purchase an aggregate of 87,000 shares of common stock with a grant date fair value of $0.13 per share. For the nine months ended September 30, 2012 and 2011, the Company granted options under the 2011 Plan to purchase an aggregate of 1,200,000 and 257,000 shares of common stock, respectively, with a grant date fair value of $0.23 and $0.21 per share, respectively. Fair value for options granted were calculated using the Black-Scholes option pricing model with the following assumptions:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2012	2011			2012			2011
Risk-free interest rate	—	0.90%	–	1.17%	0.87%	–	1.14%	0.90%	–	2.17%
Expected dividend yield	—		0			0			0
Expected terms in years	—	5.0	–	6.0	5.0	–	6.0	5.0	–	6.0
Expected volatility	—		116%		147%	–	157%	112%	–	118%

The risk-free rate is based on the implied yield available on U.S. Treasury zero–coupon issues with a remaining term equal to the expected term of options issued. The Company does not anticipate declaring dividends in the foreseeable future. For the three and nine months ended September 30, 2012 and 2011, the Company calculated expected volatility based on the annualized daily historical volatility of the Company’s stock price commensurate with the expected term of the option and other factors, including peer company data. The Company estimates the expected term as the average of the vesting period and the contractual term. The Company will continue to use this method of estimation until it has sufficient historical data to provide reasonable estimates of expected lives of stock options. The Company’s stock price volatility and option term involves management’s best estimates at that time, both of which impact the fair value of the option calculated under the Black-Scholes pricing model and, ultimately, the expense that will be recognized over the life of the option. The Company recognizes compensation expense for only the portion of options that is expected to vest. Therefore, the Company applies an estimated forfeiture rate that is derived from historical employee termination behavior. Forfeiture rates are revised in subsequent periods if actual forfeitures differ from those estimates.

9

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS – (Continued)
(Unaudited)

Stock-based compensation expense was $33,171 and $14,015 for the three months ended September 30, 2012 and 2011, respectively, and was $185,109 and $132,964 for the nine months ended September 30, 2012 and 2011, respectively. For the nine months ended September 30, 2012, stock-based compensation included $92,240 of expenses related to fully vested options granted to the Company’s executives in February 2012. As of September 30, 2012, total unrecognized stock-based compensation related to non-vested stock options was approximately $180,344, which is expected to be recognized over a weighted-average period of approximately 2.1 years.

A summary of the Company’s stock-based compensation expense for the three and nine months ended September 30, 2012 and 2011 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Research and development	$4,169	$607	$12,416	$39,091
Marketing and business development	6,551	4,150	65,180	12,919
General and administrative	22,451	9,258	107,513	80,954
Total stock-based compensation expense	$33,171	$14,015	$185,109	$132,964

A summary of the Company’s stock option activity for the nine months ended September 30, 2012 is presented in the following table:

	Shares Subject to Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding, December 31, 2011	3,264,207	$0.65
Granted	1,200,000	$0.25
Exercised	—	—
Forfeited	—	—
Expired	(540,000)	$0.91
Outstanding, September 30, 2012	3,924,207	$0.49	5.87	$7,960
Exercisable, September 30, 2012	2,955,982	$0.57	4.78	$4,391

The aggregate intrinsic value in the table above is based on the Company’s closing stock price of $0.23 on September 30, 2012. The intrinsic value is calculated as the difference between the closing stock price and the exercise price of the stock options as of September 30, 2012, had all of the options with exercise prices less than $0.23 been exercised on that date.

As of September 30, 2012, there were 12,000,000 shares of common stock reserved for issuance pursuant to the 2011 Plan, of which 10,393,000 shares remained available for future grants. Additional information regarding options outstanding as of September 30, 2012, is as follows:

			Options Outstanding			Options Exercisable
Range of Exercise Prices			Shares	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
$0.15	–	$0.37	2,223,957	7.99	$0.28	1,255,732	$0.28
$0.40	–	$0.57	795,000	4.04	$0.49	795,000	$0.49
$0.70	–	$1.00	724,000	2.35	$0.88	724,000	$0.88
$1.20	–	$1.80	181,250	2.03	$1.56	181,250	$1.56
$0.15	–	$1.80	3,924,207	5.87	$0.49	2,955,982	$0.57

10

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS – (Continued)
(Unaudited)

Note 11.  Net Loss per Share

Net loss per share has been computed by dividing net loss by the weighted-average number of shares outstanding during the period. Diluted per share amounts reflect potential dilution from the exercise or conversion of securities into common stock. The Company’s capital structure includes common stock options and common stock warrants, all of which have been excluded from net loss per share calculations as they are antidilutive, as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Weighted average outstanding options	3,974,642	3,368,522	3,916,671	3,724,864
Weighted average outstanding warrants	2,904,769	1,793,530	2,509,937	2,203,861

Note 12.  Concentration of Risks

The Company maintains a portion of its cash balance in one financial institution, which at times may exceed federally insured limits. As of September 30, 2012, the Company maintained approximately $35,000 at major financial institutions in money market accounts insured by the Federal Deposit Insurance Corporation up to $250,000 per account or the Securities Investor Protection Corporation up to $500,000 per account. To date, the Company has not experienced any losses in its money market accounts.

A significant portion of the Company’s revenue is derived from a concentrated number of customers. The following individual customers accounted for 10% or more of revenue for the three and nine months ended September 30, 2012 and 2011:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Customer A	23%	26%	22%	22%
Customer B	51%	36%	45%	33%
Customer C	—	—	—	13%
Customer D	11%	30%	18%	25%

Note 13.  Other Transactions

On September 11, 2012, the Company announced its plan for the voluntary suspension of its public company reporting obligations, which would be accomplished through a proposed 1–for–300 reverse stock split of the Company’s common stock. If the proposed reverse stock split is approved and consummated, each share of the Company’s common stock held of record by a stockholder owning fewer than 300 shares immediately prior to the effective time of the reverse stock split will be converted into the right to receive $0.60 in cash per pre-split share of common stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest. However, as of September 30, 2012, there was no certainty that such proposed transaction would be approved and consummated, and therefore no amounts have been recorded in connection with the fractional share buy back.

Note 14.  Liquidity and Capital Resources

For the nine months ended September 30, 2012, the Company incurred a net loss of $2,035,321. At September 30, 2012, the Company had $216,534 in cash and cash equivalents. For the nine months ended September 30, 2012, cash used in operations was $1,434,680 and cash used in investing activities was $37,731, which included the additional investment in NuGlow of $27,000 in April 2012 and aggregate purchases of assets of $10,731. On October 12, 2012, the Company drew $750,000 against the LOC with JPMorgan for working capital purposes.

11

HELIX BIOMEDIX, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS – (Continued)
(Unaudited)

Based on the current status of the Company’s operating and product commercialization development plans, the Company estimates that its existing cash and cash equivalents, together with the remaining balance available under the LOC with JPMorgan, will be sufficient to fund its operations, continue with work towards its prescription (Rx) product development and support the continued expansion of its consumer products program through the remainder of 2012. The Company will need substantial additional capital in order to maintain the current level of operations, continue commercialization of its technology and advance its pharmaceutical programs beyond 2012. In addition, the Company anticipates incurring significant expenses in connection with its proposed “going private” transaction. Accordingly, the Company will need to draw down additional amounts against the LOC and/or raise additional funding, which may include debt and/or equity financing. However, there is no assurance that additional funding will be available on favorable terms, if at all. If the Company is unable to obtain the necessary additional funding, the Company may not be able to satisfy its existing obligations or may be required to severely reduce the scope of its operations, which would significantly impede its ability to proceed with current operational plans and could lead to the discontinuation of its business.

The amount of capital the Company will need in the future will depend on many factors, including the amount of revenue generated by the Company, capital expenditures and hiring plans to accommodate future growth, research and development plans, future demand for the Company’s products and technology, and general economic conditions.

12

ITEM 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Forward-Looking Statements

Our disclosure and analysis in this Quarterly Report on Form 10-Q contain forward-looking statements, which provide our current expectations or forecasts of future events. Forward-looking statements include, without limitation:

•	statements concerning possible or assumed future results of operations, trends in financial results and business plans, including those relating to earnings growth and revenue growth;

•	statements about our product development schedule;

•	statements about our future capital requirements and the sufficiency of our cash, cash equivalents, investments, and any other sources to meet these requirements;

•	statements about our plans, objectives, expectations, and intentions; and

•	other statements that are not historical facts.

Words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “future,” “target,” and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the factors described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011. You should carefully consider these factors in evaluating our forward-looking statements.

You should not unduly rely on these forward-looking statements, which speak only as of the date of this Quarterly Report. Except as required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Quarterly Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we file from time to time with the Securities and Exchange Commission (SEC) after the date of this Quarterly Report.

This information should be read in conjunction with the unaudited condensed financial statements and the notes included in Item 1 of Part I of this Quarterly Report and the audited financial statements and notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the year ended December 31, 2011.

Business Overview

We are a biopharmaceutical company with an extensive proprietary library of structurally diverse bioactive peptides and patents covering hundreds of thousands of peptide sequences. Our mission is to enrich clinical practice and the patient/consumer experience by developing and commercializing topically applied products which offer the benefits of our advanced bioactive small molecule peptide technology. Our vision is to be recognized as the world leader in the identification, qualification and commercialization of natural and synthetic peptides.

Our business strategy is to develop our peptide and small molecule portfolio to derive revenue from a broad base of opportunities including licensing to third parties rights to use select proprietary peptides in specific fields of application and commercializing our own branded products. Over the longer term, we intend to pursue applications for products using our technology in medical devices and pharmaceutical preparations. We have developed numerous peptides with unique sequences for use in the following two areas of application:

•
Consumer skin care products — we have developed a range of peptides and small molecule technologies capable of improving different aspects of the skin’s appearance, texture, tone and barrier function and are marketing these peptides as innovative ingredients for cosmetic use; and

•
Prescription (Rx) products — certain of our peptides have demonstrated promising results in the areas of infection control, wound healing and immune modulation and are being developed for Rx applications.

Our Rx focus is on prescription-only topical preparations that would be subject to a shorter regulatory approval process under Section 510(k) of the Food, Drug and Cosmetic Act (510(k) devices). We continue to explore possible sources of funding to support further in-house development work on our pharmaceutical programs, which we believe will enhance potential partnership opportunities with pharmaceutical companies.

We generate revenue through license agreements with skin care product manufacturers as well as by selling proprietary branded skin care products through distribution channels and through our dedicated e-commerce websites.

13

Critical Accounting Policies and Estimates

The preparation of our financial statements in conformity with United States Generally Accepted Accounting Principles (U.S. GAAP) requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates and judgments under different assumptions and conditions. We have discussed the critical accounting policies and estimates that we used in the preparation of our financial statements in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of the Operations – Critical Accounting Policies and Estimates,” in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 27, 2012. There have been no material changes to those critical accounting policies or the underlying accounting estimates or judgments, other than the fact that we have used similar concepts, judgments and estimates underlying our policy related to stock options issued to employees and with respect to warrants issued in connection with the LOC Agreement we entered into on March 9, 2012, as described below.

Proposed Transaction

On September 11, 2012, we announced our plan for the voluntary suspension of our public company reporting obligations, which would be accomplished through a proposed 1–for–300 reverse stock split of our common stock. We concurrently filed a Schedule 13E-3 and preliminary proxy statement with respect to the proposed reverse stock split, which are subject to SEC review. STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PRELIMINARY PROXY STATEMENT AND SCHEDULE 13E-3 FILED WITH THE SEC, AND, WHEN THEY BECOME AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT US AND THE PROPOSED REVERSE STOCK SPLIT.  The definitive proxy statement and Schedule 13E-3 will be mailed to stockholders as of a record date to be established for voting on the proposed transaction. Stockholders may obtain free copies of our preliminary proxy statement, Schedule 13E-3, definitive proxy statement (when available) and our other SEC filings electronically by accessing the SEC’s home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to Helix BioMedix, Inc., Attn: R. Stephen Beatty, President and Chief Executive Officer.

If the proposed reverse stock split is approved and consummated, each share of our common stock held of record by a stockholder owning fewer than 300 shares immediately prior to the effective time of the reverse stock split will be converted into the right to receive $0.60 in cash per pre-split share of common stock, subject to any applicable U.S. federal, state and local withholding tax, and without interest. However, as of September 30, 2012, there was no certainty that such proposed transaction would be approved and consummated, and therefore no amounts have been recorded in connection with the fractional share buy back.

Third Quarter Overview

Our total revenue for the three months ended September 30, 2012 increased by 18.8% compared to the same period in the prior year, driven primarily by stronger royalty revenue.

Operating expenses increased by 26.1% during the three months ended September 30, 2012, as compared to the same period in 2011, principally attributable to higher spending in marketing activities, external studies, patent maintenance expenses and professional fees related to our proposed reverse stock split and “going private” transaction (see Note 13 of our Notes to Condensed Financial Statements).

Our net loss for the three months ended September 30, 2012 increased by 29.7% compared to the same period in 2011, due primarily to higher operating expenses incurred.

As of September 30, 2012, our accumulated deficit was approximately $48.1 million. We may continue to incur substantial operating losses over the next several years based on the estimated costs associated with our current level of operations and continued commercialization of our technology being greater than our anticipated revenue.

14

Results of Operations

Revenue

Revenue in the three and nine months ended September 30, 2012 and 2011 consisted primarily of license fees, peptide sales and consumer product sales as summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
License fees	$240,550	$176,922	36.0%	$729,095	$513,322	42.0%
Peptide and consumer product sales	176,669	100,884	75.1%	605,190	576,165	5.0%
Consumer product sales to affiliated company	51,852	116,901	(55.6)%	285,730	355,951	(19.7)%
Total revenue	$469,071	$394,707	18.8%	$1,620,015	$1,445,438	12.1%

Total revenue increased by approximately $74,000, or 18.8%, for the three months ended September 30, 2012 compared to the same period in the previous year, and increased by approximately $175,000, or 12.1%, for the first nine months of 2012 compared to the first nine months of 2011. License fees, which are derived from royalty arrangements, increased by approximately $64,000, or 36.0%, for the third quarter of 2012 compared to the same period in 2011, and increased by $216,000, or 42.0%, for the first nine months of 2012 compared to the same period in 2011. The increase in our royalty revenue for the three and nine months ended September 30, 2012 reflected higher product sales from our licensees.

Peptide and consumer product sales increased by approximately $76,000, or 75.1%, for the third quarter of 2012 compared to the same period in the previous year and by approximately $29,000, or 5.0%, for the first nine months of 2012 compared to the same period in the previous year. Peptide sales grew by 68.8% for the third quarter of 2012 and by 27.1% for the first nine months of 2012, in each case as compared to the same respective periods in the prior year, stemming from higher demand from our bulk ingredient customers. The increase in consumer product sales of 93.9% for the third quarter of 2012 and decrease of 22.7% for the nine months ended September 30, 2012, in each case as compared to the same respective periods in the prior year, resulted primarily from fluctuations in sales to both our international and domestic distributors.

Consumer product sales to affiliated company, which consisted of products sold under private labels to NuGlow Cosmaceuticals, LLC (NuGlow), decreased by approximately $65,000, or 55.6%, for the third quarter of 2012 and by $70,000, or 19.7%, for the first nine months of 2012 compared to the respective periods in the previous year. As NuGlow is an affiliated company, our revenue to NuGlow is recognized based on NuGlow’s sales to third-party customers or NuGlow’s usage of products for marketing purposes.

Cost of Revenue and Gross Margin

Cost of revenue consists of cost of peptides and materials associated with consumer products sold. Gross profit is the difference between revenue and cost of revenue, and gross margin is gross profit expressed as a percentage of total revenue. Revenue mix affects our gross margin because our margins from license fees are higher than our margins from peptide and consumer products sales.

Cost of revenue and gross profit for the three and nine months ended September 30, 2012 and 2011 are summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
Cost of peptides and consumer product sales	$113,407	$70,834	60.1%	$380,543	$409,829	(7.1)%
Percentage of total revenue	24.2%	17.9%		23.5%	28.4%
Cost of consumer product sales to affiliated company	21,832	56,961	(61.7)%	128,684	191,486	(32.8)%
Percentage of total revenue	4.7%	14.4%		7.9%	13.2%
Total cost of revenue	$135,239	$127,795	5.8%	$509,227	$601,315	(15.3)%
Gross profit	$333,832	$266,912	25.1%	$1,110,788	$844,123	31.6%

Cost of peptide and consumer product sales increased by approximately $43,000, or 60.1%, for the three months ended September 30, 2012 compared to the three months ended September 30, 2011, and decreased by approximately $29,000, or 7.1%, for the first nine months of 2012 compared to the same period in the previous year. Cost of peptides and consumer product sales for the three and nine months ended September 30, 2012 rose at different rates compared to the increases in peptide and consumer product revenue during those periods due primarily to the product mix. Cost of consumer product sales to an affiliated company decreased by approximately $35,000, or 61.7%, for the three months ended September 30, 2012 compared to the three months ended September 30, 2011, and by approximately $63,000, or 32.8%, for the first nine months of 2012 compared to the same period in the previous year, due primarily to a decline in NuGlow’s sales volume to third-party customers and use of our products for marketing purposes.

15

Gross margin on peptide and consumer product sales was 35.8% for the three months ended September 30, 2012 compared to 29.8% for the three months ended September 30, 2011, and increased to 37.1% for the nine months ended September 30, 2012 compared to 28.9% for the same period in the prior year. The higher gross margin related to peptide and consumer product sales was due primarily to the product mix and customer mix. Consumer product sales typically generate a higher gross margin than peptide sales. Gross margin on sales of consumer products to an affiliated company also increased to 57.9% for the third quarter of 2012 compared to 51.3% for the third quarter of 2011, and increased to 55.0% for the first nine months of 2012 compared to 46.2% for the same period in the previous year. The improved gross margin was influenced principally by product mix.

Research and Development

Research and development (R&D) expenses consist primarily of compensation and benefit expenses, stock-based compensation expense, cost of external studies and trials, and contract and other outside service fees related to our R&D activities. R&D expenses for the three and nine months ended September 30, 2012 and 2011 are summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
Research and development	$133,009	$109,221	21.8%	$308,036	$425,131	(27.5)%
Percentage of total revenue	28.4%	27.7%		19.0%	29.4%

R&D expenses increased by approximately $24,000, or 21.8%, for the three months ended September 30, 2012 compared to the three months ended September 30, 2011, and decreased by approximately $117,000, or 27.5%, for the nine months ended September 30, 2012 compared to the same period in 2011. The increase in R&D expenses for the three months ended September 30, 2012 was primarily attributable to higher spending in external trials and studies while the decrease in R&D expenses for the nine months ended September 30, 2012 was principally due to reduced expenses related to external studies and employee compensation resulting from the departure of our former Vice President and Chief Scientific Officer in February 2011. For the remainder of 2012, we anticipate R&D expenses to be consistent with the level experienced in the first nine months of 2012.

Marketing and Business Development

Marketing and business development (M&BD) expenses consist primarily of compensation and benefit expenses, stock-based compensation expense, consulting fees and various marketing costs. M&BD expenses for the three and nine months ended September 30, 2012 and 2011 are summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
Marketing and business development	$302,040	$225,732	33.8%	$874,791	$674,187	29.8%
Percentage of total revenue	64.4%	57.2%		54.0%	46.6%

M&BD expenses increased by approximately $76,000, or 33.8%, for the three months ended September 30, 2012 compared to the three months ended September 30, 2011, and by approximately $201,000, or 29.8%, for the nine months ended September 30, 2012 compared to the same period in 2011. The increase for the three and nine months ended September 30, 2012 was primarily driven by higher advertising expense, consulting fees and stock-based compensation expenses. For the remainder of 2012, we anticipate M&BD expenses to be consistent with the level experienced in the first nine months of 2012 in absolute dollars. We expect that the quarterly stock-based compensation expense will be reduced but that we will continue to incur expenses in market testing and advertising to promote our products.

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General and Administrative

General and administrative (G&A) expenses consist primarily of salaries and benefit expenses, stock-based compensation expense, consulting fees and general corporate expenditures. G&A expenses for the three and nine months ended September 30, 2012 and 2011 are summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
General and administrative	$418,868	$327,162	28.0%	$1,132,679	$1,043,843	8.5%
Percentage of total revenue	89.3%	82.9%		69.9%	72.2%

G&A expenses increased by approximately $92,000, or 28.0%, for the three months ended September 30, 2012 compared to the three months ended September 30, 2011, and by approximately $89,000, or 8.5%, for the nine months ended September 30, 2012 compared to the same period in 2011. The increase for the three and nine months ended September 30, 2012 was primarily due to higher patent maintenance fees and stock-based compensation expense, as well as additional expenses incurred related to our proposed reverse stock split and “going private” transaction. For the remainder of 2012, we anticipate G&A expenses to increase from the level experienced in the first nine months of 2012 as we expect to incur higher professional fees and general corporate expenses.

Accounting, Legal and Professional Fees

Accounting, legal and professional fees for the three and nine months ended September 30, 2012 and 2011 are summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
Accounting, legal and professional fees	$205,192	$168,043	22.1%	$605,615	$477,676	26.8%
Percentage of total revenue	43.7%	42.6%		37.4%	33.0%

Accounting, legal and professional fees increased by approximately $37,000, or 22.1%, for the three months ended September 30, 2012 compared to the three months ended September 30, 2011, and by approximately $128,000, or 26.8%, for the nine months ended September 30, 2012 compared to the same period in 2011. The increase for the three and nine months ended September 30, 2012 was due primarily to higher legal fees associated with our proposed reverse stock split and “going private” transaction. The increase for the nine months ended September 30, 2012 also included higher legal fees associated with patent protection.

For the remainder of 2012, we anticipate accounting, legal and professional fees will increase significantly as we expect to incur a much higher level of spending on legal fees related to the protection of our intellectual property and increased professional fees associated with our proposed reverse stock split and “going private” transaction.

Depreciation and Amortization

Depreciation and amortization expenses for the three and nine months ended September 30, 2012 and 2011 are summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
Depreciation and amortization	$22,896	$27,845	(17.8)%	$68,054	$82,609	(17.6)%
Percentage of total revenue	4.9%	7.1%		4.2%	5.7%

Depreciation and amortization expenses decreased by approximately $5,000, or 17.8%, for the three months ended September 30, 2012 compared to the three months ended September 30, 2011, and by approximately $15,000, or 17.6%, for the nine months ended September 30, 2012 compared to the same period in 2011. The decrease for the three and nine months ended September 30, 2012 was primarily due to reduced depreciation from assets becoming fully depreciated. For the remainder of 2012, we expect depreciation and amortization expenses to be consistent with the levels experienced in the first nine months of 2012.

Other Income (Expense), Net

Other income (expense), net consists of interest income, amortization of debt issuance costs, equity in gain (loss) of NuGlow and change in fair value of the purchase option of interest in NuGlow.

Other income (expense), net for the three and nine months ended September 30, 2012 and 2011 is summarized in the table below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Change	2012	2011	Change
Interest income	$133	$704	(81.1)%	$1,257	$2,836	(55.6)%
Amortization of debt issuance costs	(50,673)	—	NM	(112,913)	—	NM
Equity in gain (loss) of affiliated company	14,674	(23,373)	162.8%	(32,916)	(74,446)	(55.8)%
Change in fair value of option to purchase interest in affiliated company	(1,145)	8,143	(114.1)%	(12,362)	(9,293)	(33.0)%
Total other income (expense), net	$(37,011)	$(14,526)	(154.8)%	$(156,934)	$(80,903)	(94.0)%
 ____________________________
NM – Not meaningful

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Interest Income. Interest income for the three months ended September 30, 2012 and 2011 was not significant due to our low cash balance and prevailing interest rates. Interest income for the nine months ended September 30, 2012 decreased by $2,000 compared to the same period in 2011, due primarily to a lower average cash balance on hand. For the remainder of 2012, we expect interest income to be lower than the level experienced in the first nine months of 2012 due to our decreasing balance of cash and cash equivalents.

Amortization of Debt Issuance Costs. For the three and nine months ended September 30, 2012, we recorded expenses of approximately $51,000 and $113,000, respectively, related to the letter of credit established on our behalf by our largest stockholder on March 9, 2012. These amounts represented the amortization of the fair value of the warrants issued in connection with the letter of credit for the periods presented.

Equity in Loss of Affiliated Company. The equity in gain/loss of affiliated company represented our 30% share of NuGlow’s net income or loss for the reported periods. For the third quarter of 2012, we recorded a gain in equity of an affiliated company of approximately $15,000 compared to a loss of $23,000 for the same period in 2011. For the nine months ended September 30, 2012, equity in loss of affiliated company decreased by approximately $42,000, or 55.8%, compared to the same period in 2011.

Change in Value of Option to Purchase Interest in Affiliated Company. For the three months ended September 30, 2012, we recorded a loss of approximately $1,000 related to the change in fair value of the option to purchase the remainder of NuGlow under certain circumstances, compared to a gain of $8,000 for the three months ended September 30, 2011. For the nine months ended September of 2012, we recorded a loss of approximately $12,000 related to the change in fair value of the option to purchase the remainder of NuGlow, compared to a loss of approximately $9,000 for the nine months ended in September 30, 2011.

Liquidity and Capital Resources

Since inception, we have financed our operations primarily through the private sale of debt and equity securities. Our principal sources of liquidity are cash and cash equivalents. As of September 30, 2012, we had approximately $217,000 in cash and cash equivalents, compared to approximately $1.7 million in cash and cash equivalents at December 31, 2011. The decrease in cash and cash equivalents from December 31, 2011 was primarily attributable to cash used in operations, investment in an affiliated company and purchases of capital assets.

Cash Flows from Operating Activities

Cash used in operating activities for the nine months ended September 30, 2012 and 2011 was approximately $1.43 million and $1.91 million, respectively, and in each case derived primarily from the net loss for the period plus the net effect of non-cash expenses. Our operating cash flows are also influenced by our working capital needs to support growth, in particular fluctuations in inventory, accounts receivable, accounts payable and other current assets and liabilities. We continue to experience negative cash flows from operating activities due to the cash requirements to maintain our current level of operations while supporting activities to expand our product lines and revenue base.

For the nine months ended September 30, 2012, changes in accounts receivable, inventory, accounts payable and deferred revenue provided approximately $279,000 of cash, while changes in accrued expenses and deferred gross profit from an affiliated company used approximately $90,000 of cash during that period. For the nine months ended September 30, 2011, changes in accounts receivable, inventory, accounts payable and accrued expenses used approximately $416,000 of cash, while changes in prepaid expenses, accrued compensation and benefits, and deferred gross profit from an affiliated company provided approximately $146,000 of cash during that period.

Cash Flows from Investing Activities

For the nine months ended September 30, 2012, cash used in investing activities was approximately $38,000, which reflected an additional investment in NuGlow and purchases of capital assets, while cash used in investing activities during the same period in 2011 of approximately $65,000 was related to an additional capital contribution in NuGlow, payments for website development costs and purchases of capital assets.

Cash Flows from Financing Activities

For the nine months ended September 30, 2012 and 2011, there was no cash provided by financing activities.

On March 9, 2012, we entered into an LOC Agreement (the LOC Agreement) with Frank T. Nickell, who beneficially owned approximately 40% of our outstanding common stock as of March 26, 2012, pursuant to which Mr. Nickell established an irrevocable standby letter of credit (LOC) by JPMorgan Chase Bank, N.A. (JPMorgan) in the amount of $2.0 million on our behalf and deposited $2.0 million with JPMorgan as collateral. Bank administrative fees for the LOC are expected to be 0.75% per year and borrowings under this LOC, if not immediately repaid by the collateral, will accrue interest at a rate of 4% per year. The LOC will expire on July 1, 2013 but will automatically renew until July 1, 2014 unless terminated by JPMorgan at least 14 days prior to the end of the current term, at which time we may draw up to the balance remaining on the LOC. Pursuant to the LOC Agreement, we agreed to use commercially reasonable efforts to consummate an equity financing prior to the termination date of the LOC in which we would sell and issue shares of our common stock at a price per share of at least $0.60 for aggregate proceeds of at least $3.0 million, upon consummation of which all amounts outstanding under the LOC shall be immediately repaid. In connection with the LOC Agreement, we issued to Mr. Nickell a five-year fully vested warrant to purchase 2,000,000 shares of our common stock at an exercise price of $0.25 per share and agreed to reimburse Mr. Nickell for his reasonable expenses in connection with the LOC, including any interest and bank fees. As of September 30, 2012, we had no borrowings outstanding under the LOC and reimbursements to Mr. Nickell had not been significant. On October 15, 2012, we drew $750,000 against the LOC for working capital purposes.

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Based on the current status of our operating and product commercialization development plans, we estimate that our existing cash and cash equivalents, together with the remaining balance available under the LOC with JPMorgan, will be sufficient to fund our operations, continue with work towards our Rx product development and support the continued expansion of our consumer products program through the remainder of 2012. We will need substantial additional capital in order to maintain the current level of operations, continue commercialization of our technology and advance our pharmaceutical programs beyond 2012. In addition, we anticipate incurring significant expenses in connection with our proposed “going private” transaction (see Note 13 of our Notes to Condensed Financial Statements). Accordingly, we will need to draw down additional amounts against the LOC and/or raise additional funding, which may include debt and/or equity financing. However, there is no assurance that additional funding will be available on favorable terms, if at all. If we are unable to obtain the necessary additional funding, we may not be able to satisfy our existing obligations or may be required to severely reduce the scope of our operations, which would significantly impede our ability to proceed with current operational plans and could lead to the discontinuation of our business.

The amount of capital we will need in the future will depend on many factors, including the amount of revenue we generate, capital expenditures and hiring plans to accommodate future growth, research and development plans, future demand for our products and technology, and general economic conditions.

Contractual Obligations

The following table summarizes our contractual obligations and the effect such obligations are expected to have on liquidity in future periods as of September 30, 2012:

Contractual Obligations	Remainder of 2012	2013 through 2014	2015 through 2016	2017 through 2018	Total
Operating lease	$19,764	$156,306	$172,816	$136,140	$485,026
Purchase order commitments (1)	17,720	—	—	—	17,720
Total contractual obligations	$37,484	$156,306	$172,816	$136,140	$502,746

(1)	Purchase order commitments primarily consist of open orders for inventory.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 (ASU 2011-04), Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs to provide a uniform framework for fair value measurements and related disclosures between U.S. GAAP and International Financial Reporting Standards (“IFRS”). Additional disclosure requirements in the update include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs; (2) for an entity’s use of a nonfinancial asset that is different from the asset’s highest and best use, the reason for the difference; (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined; and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 requires prospective application for interim and annual periods beginning on or after December 15, 2011. The adoption of ASU 2011-04 did not have on a material impact on our financial position and results of operations.

In June 2011, the FASB issued ASU No. 2011-05 (ASU 2011-05), Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU No. 2011-05 amends existing guidance by allowing an entity the option to present the components of net income and other comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. ASU No. 2011-05 requires retrospective application and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. As the adoption of this guidance concerns disclosures only, it did not have a material impact on our financial position or results of operations.

19

ITEM 3.  Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

ITEM 4.  Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Acting Chief Financial Officer, evaluated the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

Based on that evaluation, the Chief Executive Officer and Acting Chief Financial Officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Acting Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

Change in Internal Control over Financial Reporting

No change in our internal control over financial reporting occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II – OTHER INFORMATION

ITEM 1A.       Risk Factors.

There are numerous factors that affect our business and results of operations, many of which are beyond our control. Please see our Annual Report on Form 10-K for the year ended December 31, 2011 for a description of some of the risks and uncertainties that we face. There have been no material changes in our risk factors from those described in that Annual Report, except as set forth below. If any of those risks were to occur, our business, operating results and financial condition could be seriously harmed.

We have incurred significant expenses in connection with our proposed reverse stock split and “going private” transaction, and if the costs of the proposed transaction increase, it could have a material adverse effect on our business and operations and we may not be able to proceed with the transaction as proposed, if at all.

We have incurred significant expenses in connection with our proposed reverse stock split and “going private” transaction, and the anticipated costs may increase before the transaction is completed, which will reduce the amount of capital resources otherwise available to conduct our business operations and grow our business.  In addition, the actual costs of the transaction may exceed the cost estimates on which we relied in determining to proceed with the proposed transaction, in part because of the greater number of shares which we may have to cash-out in connection with the transaction.  To the extent that the costs of the proposed transaction are too excessive, we may not be able to proceed with the transaction or we may be required to proceed with the transaction on different terms and conditions than originally proposed.

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ITEM 6.	Exhibits.

Incorporated by Reference
Exhibit Number	Exhibit Description	Filed Herewith	Form	Period Ending	Exhibit	Filing Date
2.1	Proposal for Approval of Reincorporation of Helix BioMedix, Inc., a Colorado corporation, from Colorado to Delaware		10-KSB	12/31/00	2	4/16/01
3.1	Certificate of Ownership and Merger of Helix BioMedix, Inc. a Delaware corporation and Helix BioMedix, Inc., a Louisiana corporation		10-KSB/A	12/31/02	3.1	4/30/03
3.2	Certificate of Incorporation of Helix BioMedix, Inc.		10-KSB/A	12/31/00	3-A	5/18/01
3.3	Certificate of Amendment to the Certificate of Incorporation of Helix BioMedix, Inc.		10-KSB/A	12/31/02	3.3	4/30/03
3.4	Bylaws of Helix BioMedix, Inc.		10-KSB/A	12/31/00	3-B	5/18/01
4.1	Rights Agreement dated August 21, 2003		10-KSB	12/31/03	10.27	3/26/04
4.2	Acceptance and Acknowledgement of Appointment dated January 4, 2004		10-KSB	12/31/03	10.28	3/26/04
31.1	Certification of the Company’s Chief Executive Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934	X
31.2	Certification of the Company’s Acting Chief Financial Officer pursuant to Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act of 1934	X
32.1	Certification of the Company’s Chief Executive Officer pursuant to 18 U.S.C. Section 1350	X
32.2	Certification of the Company’s Acting Chief Financial Officer pursuant to 18 U.S.C. Section 1350	X
101.INS*	XBRL Instance Document	X
101.SCH*	XBRL Taxonomy Extension Schema Document	X
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	X
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	X
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document	X
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	X

___________
* XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

22

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 8, 2012

HELIX BIOMEDIX, INC. (Registrant)

By:	/s/ R. Stephen Beatty
R. Stephen Beatty
President and Chief Executive Officer and
Acting Chief Financial Officer
(Principal Executive Officer and
Acting Principal Financial Officer)

23

PRELIMINARY COPY, SUBJECT TO COMPLETION,
DATED NOVEMBER 14, 2012

SPECIAL MEETING OF STOCKHOLDERS OF

HELIX BIOMEDIX, INC.

___, 2012

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00030000000000000000 4

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	FOR	AGAINST	ABSTAIN
1. REVERSE STOCK SPLIT - Proposal to effect a 1-for-300 reverse stock split of the Company's Common Stock, by amending the Company's Certificate of Incorporation, as further described in the Company's proxy statement dated [___], 2012 relating to the Special Meeting of Stockholders to be held on [___], 2012.	☐	☐	☐

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE REVERSE STOCK SPLIT, AND AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

IMPORTANT-PLEASE SIGN AND DATE AND RETURN PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

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Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

HELIX BIOMEDIX, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HELIX BIOMEDIX, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

[__], 2012

The undersigned stockholder of Helix BioMedix, Inc. (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders of the Company to be held on [__], 2012 at [__] A.M. local time, at [__], and hereby revokes all previous proxies and appoints R. Stephen Beatty or Nicole N. Ressler, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Special Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

(Continued and to be signed on the reverse side.)

14475

SPECIAL MEETING OF STOCKHOLDERS OF

HELIX BIOMEDIX, INC.

____, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card are available at https://materials.proxyvote.com/423287

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030000000000000000 4

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. REVERSE STOCK SPLIT - Proposal to effect a 1-for-300 reverse stock split of the Company's Common Stock, by amending the Company's Certificate of Incorporation, as further described in the Company's proxy statement dated [___], 2012 relating to the Special Meeting of Stockholders to be held on [___], 2012.	☐	☐	☐

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE REVERSE STOCK SPLIT, AND AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

IMPORTANT-PLEASE SIGN AND DATE AND RETURN PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

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Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.